UNITED STATES BANKRUPTCY COURT SOUTHERN
                              DISTRICT OF NEW YORK
---------------------------------------------x
In re:                                       :  Chapter 11
                                             :
Refco Inc., et al.,                          :  Case No. 05-60006 (RDD)
                                             :
                               Debtors.      :  (Jointly Administered)
                                             :
---------------------------------------------x

                  MODIFIED JOINT CHAPTER 11 PLAN OF REFCO INC.
              AND CERTAIN OF ITS DIRECT AND INDIRECT SUBSIDIARIES


J. Gregory Milmoe                               Tina L. Brozman
Sally McDonald Henry                            Timothy B. DeSieno
J. Gregory St. Clair                            Mark W. Deveno
SKADDEN, ARPS, SLATE, MEAGHER                   BINGHAM McCUTCHEN LLP
  & FLOM LLP                                    399 Park Avenue
Four Times Square                               New York, NY 10022
New York, New York 10036-6522                   (212) 705-7000
(212) 735-3000
                                                Attorneys for Marc S. Kirschner,
Attorneys for Refco Inc., et al.                the Chapter 11 Trustee for
                                                Refco Capital Markets, Ltd.

Luc A. Despins
Susheel Kirpalani                               David S. Rosner
Dennis C. O'Donnell                             Andrew K. Glenn
MILBANK, TWEED, HADLEY & McCLOY LLP             Jeffrey R. Gleit
One Chase Manhattan Plaza                       KASOWITZ, BENSON, TORRES &
New York, New York 10005                          FRIEDMAN LLP
(212) 530-5000                                  1633 Broadway
                                                New York, New York 10019
                                                (212) 506-1700
Attorneys for the Official Committee
of Unsecured Creditors of                       Attorneys for the Additional
Refco Inc., et al.                              Committee of Unsecured
                                                Creditors of Refco Inc., et al.

Dated: New York, New York
       December 4, 2006

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ARTICLE I DEFINED TERMS AND RULES OF INTERPRETATION...............................................................1
         1.1      Additional Committee............................................................................1
         1.2      Additional RCM Claim............................................................................1
         1.3      Ad Hoc Committee of Senior Subordinated Note Holders............................................1
         1.4      Ad Hoc Committee of Senior Subordinated Note Holders Fees and Expenses..........................1
         1.5      Ad Hoc Equity Committee.........................................................................2
         1.6      Ad Hoc Equity Committee Fees and Expenses.......................................................2
         1.7      Adjusted Contributing Debtors Distributive Assets...............................................2
         1.8      Administrative Claim............................................................................2
         1.9      Administrative/Priority Claims Reserve..........................................................2
         1.10     Administrative Claims Adjustment................................................................2
         1.11     Administrative Claims Objection Deadline........................................................2
         1.12     Administrative Professionals....................................................................2
         1.13     Affiliate Debtor(s).............................................................................2
         1.14     AlixPartners....................................................................................3
         1.15     Allotted Administrative Claims..................................................................3
         1.16     Allowed.........................................................................................3
         1.17     "Allowed ... Claim".............................................................................3
         1.18     Asset Schedule..................................................................................3
         1.19     Ballot..........................................................................................3
         1.20     Bankruptcy Code.................................................................................3
         1.21     Bankruptcy Court................................................................................3
         1.22     Bankruptcy Rules................................................................................3
         1.23     Bar Date........................................................................................3
         1.24     BAWAG...........................................................................................3
         1.25     BAWAG Allocation Order..........................................................................3
         1.26     BAWAG Contingent Proceeds.......................................................................4
         1.27     BAWAG Guaranteed Proceeds.......................................................................4
         1.28     BAWAG Proceeds..................................................................................4
         1.29     BAWAG Settlement................................................................................4
         1.30     Business Day....................................................................................4
         1.31     Capstone........................................................................................4
         1.32     Cargill.........................................................................................4
         1.33     Cargill Administrative Claim....................................................................4
         1.34     Cash............................................................................................4
         1.35     Cash-Out Option Agreement.......................................................................4
         1.36     Chapter 11 Case(s)..............................................................................4
         1.37     Claim...........................................................................................4
         1.38     Claims Distribution Account.....................................................................4
         1.39     Claims Objection Deadline.......................................................................4
         1.40     Class...........................................................................................5
         1.41     Class Actions Claims............................................................................5
         1.42     Combined Recoveries.............................................................................5
         1.43     Committees......................................................................................5
         1.44     Confirmation....................................................................................5
         1.45     Confirmation Date...............................................................................5
         1.46     Confirmation Hearing............................................................................5
         1.47     Confirmation Order..............................................................................5
         1.48     Contributed Claims..............................................................................5
         1.49     Contributed Claims Recoveries...................................................................5
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         1.50     Contributing Debtors............................................................................5
         1.51     Contributing Debtors BAWAG Proceeds.............................................................5
         1.52     Contributing Debtors Cash Distribution..........................................................5
         1.53     Contributing Debtors Distributive Assets........................................................5
         1.54     Contributing Debtors Effective Date Claims......................................................6
         1.55     Contributing Debtors General Unsecured BAWAG Proceeds...........................................6
         1.56     Contributing Debtors General Unsecured Claim....................................................6
         1.57     Contributing Debtors General Unsecured Distribution.............................................6
         1.58     Contributing Debtors Post-Effective Date Claims.................................................6
         1.59     Contributing Debtors Projection.................................................................6
         1.60     Contributing Non-Debtor Affiliate...............................................................6
         1.61     Contributing Non-Debtor Affiliate Management....................................................6
         1.62     Contributing Non-Debtor Affiliate Trigger Date..................................................6
         1.63     Convenience Claims..............................................................................7
         1.64     Credit Agreement................................................................................7
         1.65     Creditors' Committee............................................................................7
         1.66     Debtor..........................................................................................7
         1.67     Debtors.........................................................................................7
         1.68     Disbursing Agent................................................................................7
         1.69     Disclosure Statement............................................................................7
         1.70     Disputed Claim..................................................................................7
         1.71     "Disputed ... Claim"............................................................................7
         1.72     Disputed Claim Amount...........................................................................7
         1.73     Disputed Claims Reserve.........................................................................7
         1.74     Distribution....................................................................................7
         1.75     Distribution Date...............................................................................7
         1.76     Distribution Record Date........................................................................8
         1.77     Early Payment Order.............................................................................8
         1.78     Effective Date..................................................................................8
         1.79     Effective Beneficiaries.........................................................................8
         1.80     Employee Benefit Plans..........................................................................8
         1.81     ERISA...........................................................................................8
         1.82     Estate(s).......................................................................................8
         1.83     Estimated Unsatisfied Credit Agreement Claims...................................................8
         1.84     Examiner........................................................................................8
         1.85     Examiner Order..................................................................................8
         1.86     Excess Priority Claims..........................................................................8
         1.87     Exhibit.........................................................................................8
         1.88     Exhibit Filing Date.............................................................................8
         1.89     Fee Committee...................................................................................8
         1.90     Final Order.....................................................................................8
         1.91     FXA.............................................................................................9
         1.92     FXA Cash Accounts...............................................................................9
         1.93     FXA Convenience Claims..........................................................................9
         1.94     FXA Distributive Assets.........................................................................9
         1.95     FXA General Unsecured Claim.....................................................................9
         1.96     FXA General Unsecured Claim Distribution........................................................9
         1.97     FXCM............................................................................................9
         1.98     FXCM Committee..................................................................................9
         1.99     General Unsecured Claim.........................................................................9
         1.100    Holder..........................................................................................9
         1.101    Houlihan........................................................................................9
         1.102    Impaired........................................................................................9
         1.103    Intercompany Claim.............................................................................10
         1.104    Interest.......................................................................................10
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         1.105    IPO Underwriter Claims Recovery................................................................10
         1.106    JPMC Fees and Expenses.........................................................................10
         1.107    Joinder Parties................................................................................10
         1.108    Joint Sub-Committee............................................................................10
         1.109    KK Japan.......................................................................................10
         1.110    Leuthold.......................................................................................10
         1.111    Lien...........................................................................................10
         1.112    Litigation Claims..............................................................................10
         1.113    Litigation Trust...............................................................................10
         1.114    Litigation Trust Agreement.....................................................................10
         1.115    Litigation Trust Beneficiaries.................................................................10
         1.116    Litigation Trust Committee.....................................................................11
         1.117    Litigation Trustee.............................................................................11
         1.118    Litigation Trust Interests.....................................................................11
         1.119    Loan Documents.................................................................................11
         1.120    Loans..........................................................................................11
         1.121    MAC Contributing Debtors Assets................................................................11
         1.122    MAC RCM Assets.................................................................................11
         1.123    MCG Members....................................................................................11
         1.124    Master Ballot..................................................................................11
         1.125    Non-Debtor Affiliates..........................................................................11
         1.126    Non-Estate Refco Claims........................................................................12
         1.127    Non-Tax Priority Claim.........................................................................12
         1.128    Old Equity Interests...........................................................................12
         1.129    Other Related Claim............................................................................12
         1.130    Other Secured Claim............................................................................12
         1.131    Person.........................................................................................12
         1.132    Petition Date..................................................................................12
         1.133    Plan...........................................................................................12
         1.134    Plan Administrator.............................................................................12
         1.135    Plan Administrator Agreement...................................................................13
         1.136    Plan Committee.................................................................................13
         1.137    Plan Document..................................................................................13
         1.138    Plan Filing Date...............................................................................13
         1.139    Plan Proponents................................................................................13
         1.140    Plan Support Agreement.........................................................................13
         1.141    Post-Confirmation RCM..........................................................................13
         1.142    Post-Petition Management.......................................................................13
         1.143    Pre-Conversion Administrative Claim Amount.....................................................13
         1.144    Priority Claims................................................................................13
         1.145    Priority Tax Claim.............................................................................13
         1.146    Private Actions Trust..........................................................................13
         1.147    Private Actions Trust Agreement................................................................13
         1.148    Private Actions Trust Election.................................................................13
         1.149    Private Actions Trustee........................................................................13
         1.150    Professional...................................................................................14
         1.151    Professional Fee Claim.........................................................................14
         1.152    Pro Rata.......................................................................................14
         1.153    Qualifying Plan................................................................................14
         1.154    Quarterly Distribution Date....................................................................14
         1.155    RCM............................................................................................14
         1.156    RCM Administrative/Priority Claims Reserve.....................................................14
         1.157    RCM Administrative Professional................................................................14
         1.158    RCM Advance....................................................................................14
         1.159    RCM BAWAG Proceeds.............................................................................14
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         1.160    RCM Cash Distribution..........................................................................14
         1.161    RCM Difference.................................................................................14
         1.162    RCM Claims Distribution Account................................................................15
         1.163    RCM Distribution Reserve.......................................................................15
         1.164    RCM Excess Priority Claims.....................................................................15
         1.165    RCM FX/Unsecured Claims........................................................................15
         1.166    RCM FX/Unsecured Claims Distribution...........................................................15
         1.167    RCM FX/Unsecured Convenience Claims............................................................15
         1.168    RCM Implied Deficiency Claim...................................................................15
         1.169    RCM Intercompany Claims........................................................................15
         1.170    RCM Intercompany Claim Distribution............................................................15
         1.171    RCM Leuthold Metals Claim......................................................................15
         1.172    RCM Leuthold Metals Claim Distribution.........................................................15
         1.173    RCM Projection.................................................................................15
         1.174    RCM Related Claims.............................................................................15
         1.175    RCM Related Claim Subordination Form...........................................................16
         1.176    RCM Reserves...................................................................................16
         1.177    RCM Rights Distribution........................................................................16
         1.178    RCM Securities Customer Claims.................................................................16
         1.179    RCM Securities Customer Convenience Claims.....................................................16
         1.180    RCM Securities Customer Claims Distribution....................................................16
         1.181    RCM Settlement Agreement.......................................................................16
         1.182    RCM Substantial Contribution Fees..............................................................16
         1.183    RCM Trustee....................................................................................17
         1.184    RCM Unclaimed Distribution Reserve.............................................................17
         1.185    RCM Wind-Down Reserve..........................................................................17
         1.186    Reinstated.....................................................................................17
         1.187    Refco Entities.................................................................................17
         1.188    Related Claims.................................................................................17
         1.189    Released/Subordinated Claims...................................................................17
         1.190    Released Parties...............................................................................17
         1.191    Reorganized Debtors............................................................................17
         1.192    Reorganized FXA................................................................................17
         1.193    Reorganized Refco..............................................................................17
         1.194    Reserves.......................................................................................17
         1.195    Restated Corporate Governance Documents........................................................17
         1.196    Retained Causes of Action......................................................................17
         1.197    RGL............................................................................................18
         1.198    RGL FXCM Distribution..........................................................................18
         1.199    Rogers Funds...................................................................................18
         1.200    Scheduled......................................................................................18
         1.201    Schedules......................................................................................18
         1.202    Secured Lender(s)..............................................................................18
         1.203    Secured Lender Agent...........................................................................18
         1.204    Secured Lender BAWAG Proceeds..................................................................18
         1.205    Secured Lender Claims..........................................................................18
         1.206    Secured Lender Indemnification Claims..........................................................18
         1.207    Secured Lender Payment Date....................................................................18
         1.208    Secured Lender Released Claims.................................................................18
         1.209    Secured Lender Releasee........................................................................19
         1.210    Secured Lender's Collateral....................................................................19
         1.211    Securities Class Action Stipulation............................................................19
         1.212    Senior Subordinated Note Allocation............................................................19
         1.213    Senior Subordinated Note Claims................................................................19
         1.214    Senior Subordinated Note Holder BAWAG Proceeds.................................................19
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         1.215    Senior Subordinated Note Holder Distribution...................................................19
         1.216    Senior Subordinated Note Holder Fee Distribution...............................................19
         1.217    Senior Subordinated Note Indenture.............................................................19
         1.218    Senior Subordinated Note Indenture Trustee.....................................................19
         1.219    Senior Subordinated Note Indenture Trustee Charging Lien.......................................20
         1.220    Senior Subordinated Note Indenture Trustee Fees................................................20
         1.221    Senior Subordinated Notes......................................................................20
         1.222    Specified Difference...........................................................................20
         1.223    Subordinated Claim.............................................................................20
         1.224    Subsidiary Claims and Interests................................................................20
         1.225    Tranche A Litigation Trust Interests...........................................................20
         1.226    Tranche B Litigation Trust Interests...........................................................20
         1.227    Unclaimed Distribution Reserve.................................................................20
         1.228    Unclassified Claims............................................................................20
         1.229    Unimpaired.....................................................................................20
         1.230    Voting Deadline................................................................................20
         1.231    Voting Record Date.............................................................................20
         1.232    VR.............................................................................................21
         1.233    VR/Leuthold Guarantee Claims...................................................................21
         1.234    Wind-Down Reserves.............................................................................21

ARTICLE II CLASSIFICATION OF CLAIMS AND INTERESTS................................................................21
         2.1      Introduction...................................................................................21
         2.2      Classification of Claims and Interests of the Contributing Debtors.............................22
         2.3      Classification of Claims of FXA................................................................23
         2.4      Classification of Claims of RCM................................................................23

ARTICLE III TREATMENT OF CLAIMS AND INTERESTS....................................................................24
         3.1      Treatment of Claims and Interests of the Contributing Debtors..................................24
         3.2      Treatment of Claims of FXA.....................................................................26
         3.3      Treatment of Claims of RCM.....................................................................28
         3.4      Allowed Claims and Interests...................................................................30
         3.5      Alternative Treatment..........................................................................30
         3.6      Limitation on Recoveries.......................................................................30
         3.7      Special Provision Regarding Unimpaired Claims..................................................30
         3.8      Claims and Interests of Non-Debtor Affiliates..................................................30
         3.9      Classification and Treatment of Intercompany Claims............................................30
         3.10     Claims of Debtors against RCM..................................................................31

ARTICLE IV ACCEPTANCE OR REJECTION OF THE PLAN...................................................................31
         4.1      Classes Entitled To Vote.......................................................................31
         4.2      Acceptance By Impaired Classes.................................................................31
         4.3      Presumed Acceptance by Unimpaired Classes......................................................31
         4.4      Classes Deemed to Reject the Plan..............................................................31
         4.5      Summary of Classes Voting on the Plan..........................................................31
         4.6      Elimination Of Classes.........................................................................31
         4.7      Confirmation Pursuant to Section 1129(b) of the Bankruptcy Code................................31

ARTICLE V MEANS FOR IMPLEMENTATION OF THE PLAN...................................................................32
         5.1      Merger Of Subsidiaries Into Refco Inc..........................................................32
         5.2      Continued Corporate Existence And Dissolution Of Reorganized Debtors...........................32
         5.3      Corporate Governance Documentation.............................................................32
         5.4      Directors, Managers And Officers; Effectuating Documents; Further Transactions.................32
         5.5      The Plan Administrator.........................................................................33
         5.6      Administration of Post-Confirmation RCM........................................................35
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         5.7      Litigation Trust...............................................................................36
         5.8      Private Actions Trust..........................................................................38
         5.9      No Revesting of Assets.........................................................................39
         5.10     Preservation of Rights of Action; Settlement of Litigation.....................................39
         5.11     The Committees and the Plan Committee..........................................................39
         5.12     Fee Committee..................................................................................41
         5.13     Cancellation of Securities, Instruments, and Agreements Evidencing Claims and
                  Interests......................................................................................41
         5.14     Sources of Cash for Plan Distributions.........................................................42
         5.15     Risk Sharing in Respect of Cargill Administrative Claim........................................42
         5.16     Allocation of Administrative Claims, Priority Tax Claims and Non-Tax Priority Claims...........42
         5.17     Additional RCM Claim...........................................................................43
         5.18     Contributing Debtors BAWAG Proceeds............................................................43
         5.19     Exemption from Transfer Taxes..................................................................43
         5.20     RCM Settlement Agreement and Conversion........................................................43
         5.21     Allowance of VR/Leuthold Guarantee Claims......................................................44
         5.22     Wind-Up of Non-Debtor Affiliates...............................................................44
         5.23     FXCM...........................................................................................44
         5.24     Examiner.......................................................................................44
         5.25     Transfer of Tranche B Litigation Trust Interests...............................................45

ARTICLE VI PROVISIONS GOVERNING DISTRIBUTIONS....................................................................45
         6.1      RCM Rights Distribution........................................................................45
         6.2      Distributions for Claims Allowed as of the Effective Date......................................45
         6.3      Distributions of Proceeds of the Litigation Trust..............................................45
         6.4      Single Distribution............................................................................45
         6.5      Accounts; Escrows; Reserves for the Reorganized Debtors........................................46
         6.6      Accounts; Escrows; Reserves for the Post-Confirmation RCM......................................47
         6.7      Interest and Penalties on Claims...............................................................49
         6.8      Distributions by Disbursing Agent and RCM Trustee..............................................49
         6.9      Delivery of Distributions and Undeliverable or Unclaimed Distributions.........................49
         6.10     Record Date for Distributions..................................................................50
         6.11     Distributions to Holders of Senior Subordinated Note Claims....................................50
         6.12     Senior Subordinated Notes Indenture Trustee as Claim Holder....................................50
         6.13     Allocation of Plan Distributions Between Principal and Interest................................51
         6.14     Means of Cash Payment..........................................................................51
         6.15     Withholding and Reporting Requirements.........................................................51
         6.16     Setoffs........................................................................................51
         6.17     Fractional Dollars.............................................................................51
         6.18     Release of Liens...............................................................................51

ARTICLE VII TREATMENT OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES................................................52
         7.1      Rejected Contracts and Leases..................................................................52
         7.2      Bar to Rejection Damages.......................................................................52
         7.3      Assumed and Assigned Contracts and Leases......................................................52
         7.4      Compensation and Benefit Programs..............................................................52
         7.5      Treatment of RCM Executory Contracts and Unexpired Leases......................................52

ARTICLE VIII PROCEDURES FOR RESOLVING DISPUTED, CONTINGENT, AND  UNLIQUIDATED CLAIMS AND INTERESTS...............52
         8.1      Objection Deadline; Prosecution of Objections..................................................52
         8.2      No Distributions Pending Allowance.............................................................53
         8.3      Distributions After Allowance..................................................................53
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ARTICLE IX CONFIRMATION AND CONSUMMATION OF THE PLAN.............................................................53
         9.1      Conditions to Confirmation.....................................................................53
         9.2      Conditions to Effective Date...................................................................53
         9.3      Waiver of Conditions...........................................................................54
         9.4      Consequences of Non-Occurrence of Effective Date...............................................54

ARTICLE X EFFECT OF PLAN CONFIRMATION............................................................................55
         10.1     Binding Effect.................................................................................55
         10.2     Releases.......................................................................................55
         10.3     Exculpation and Limitation of Liability........................................................57
         10.4     No Discharge of Claims; Injunction.............................................................57
         10.5     Term of Bankruptcy Injunction or Stays.........................................................58
         10.6     Continuation of Forex Adversary................................................................58

ARTICLE XI RETENTION OF JURISDICTION.............................................................................58
         11.1     Exclusive Jurisdiction of the Bankruptcy Court.................................................58

ARTICLE XII MISCELLANEOUS PROVISIONS.............................................................................60
         12.1     Effectuating Documents and Further Transactions................................................60
         12.2     Corporate Action...............................................................................60
         12.3     Bar Dates for Certain Claims...................................................................60
         12.4     Payment of Statutory Fees......................................................................61
         12.5     Amendment or Modification of the Plan..........................................................61
         12.6     Severability of Plan Provisions................................................................61
         12.7     Successors and Assigns.........................................................................61
         12.8     Revocation, Withdrawal, or Non-Consummation....................................................62
         12.9     Notice.........................................................................................62
         12.10    Governing Law..................................................................................63
         12.11    Tax Reporting and Compliance...................................................................63
         12.12    Filing of Additional Documents.................................................................63
         12.13    Limit on Precedential Effect...................................................................63
         12.14    Claims Preserved Pending Consummation..........................................................63
         12.15    Continuation of RCM Settlement Agreement.......................................................63
         12.16    Continuation of Early Payment Order............................................................64
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                                    EXHIBITS
                                    --------

EXHIBIT A                 LISTING OF AFFILIATE DEBTORS

EXHIBIT B                 RCM SETTLEMENT AGREEMENT

EXHIBIT C                 RESTATED CORPORATE GOVERNANCE DOCUMENTS

EXHIBIT D                 EXECUTORY CONTRACTS AND UNEXPIRED LEASES TO BE ASSUMED

EXHIBIT E                 PLAN ADMINISTRATOR AGREEMENT

EXHIBIT F                 LITIGATION TRUST AGREEMENT

EXHIBIT G                 PRIVATE ACTIONS TRUST AGREEMENT

EXHIBIT H                 ASSET SCHEDULE

EXHIBIT I                 EARLY PAYMENT ORDER

EXHIBIT J                 BYLAWS OF FXCM COMMITTEE

EXHIBIT K                 NON-EXCLUSIVE LIST OF RETAINED CAUSES OF ACTION

EXHIBIT L                 LISTING OF CONTRIBUTING NON-DEBTOR AFFILIATES

EXHIBIT M                 PRIVATE ACTIONS TRUST ELECTION


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                                    SCHEDULES
                                    ---------

SCHEDULE 1.56             LIST OF CONTRIBUTING NON-DEBTOR AFFILIATE MANAGEMENT

SCHEDULE 2.2(c)           SUB-CLASSES OF CLAIMS AGAINST THE CONTRIBUTING DEBTORS



                                       ix
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                                  INTRODUCTION

                  Refco Inc. and certain of its direct and indirect subsidiaries identified on the annexed Exhibit A along with co-Plan Proponents Marc S. Kirschner, the chapter 11 trustee of the Estate of Refco Capital Markets, Ltd., the Official Committee of Unsecured Creditors of Refco Inc., et al., and the Additional Committee of Unsecured Creditors of Refco Inc., et al. propose the following joint chapter 11 plan that contemplates the disposition of the Debtors' assets and the resolution of the outstanding Claims against and Interests in the Debtors and RCM. This Plan does not contemplate the disposition of assets or the resolution of Claims against and Interests in Refco, LLC as such Claims and Interests are being addressed separately in conjunction with the administration of the Refco, LLC chapter 7 case. In addition, although the Plan outlines certain aspects of the disposition of the assets of RCM and the votes by certain creditors of RCM will be solicited, the Plan contemplates that on or prior to the Effective Date, the RCM Chapter 11 Case shall, upon notice and a hearing, be converted to a case under subchapter III of chapter 7 of the Bankruptcy Code unless the Debtors and the RCM Trustee agree that the RCM Estate should be administered under chapter 11 of the Bankruptcy Code. Any conversion of the RCM chapter 11 case to a case under subchapter III of chapter 7 or any dispute between the RCM Trustee and the Debtors regarding RCM remaining in chapter 11 will be determined or resolved upon motion of the RCM Trustee with notice to the parties listed on the service list maintained in these Chapter 11 Cases. In the event of such a conversion to chapter 7, this Plan shall constitute a settlement and compromise between the RCM Estate and the Debtors' Estates and among the Estates of the various Debtors and certain creditors, for which approval is sought simultaneously with the confirmation of this Plan. Furthermore, the Plan incorporates the terms of the Early Payment Order, a copy of which is attached hereto as Exhibit I. To the extent that the provisions herein, or in the Confirmation Order, differ from the terms of the Early Payment Order with respect to the treatment of the Secured Lenders, the terms of the Early Payment Order shall govern. Reference is made to the Disclosure Statement, distributed contemporaneously herewith, for a discussion of(i) the Debtors' history, business, properties, and operations, (ii) a summary and analysis of this Plan, and (iii) certain related matters, including risk factors relating to the consummation of this Plan. Subject to certain restrictions and requirements set forth in section 1127 of the Bankruptcy Code and Bankruptcy Rule 3019, the Plan Proponents reserve the right to alter, amend, modify, revoke, or withdraw this Plan prior to its substantial consummation.



                                    ARTICLE I
                    DEFINED TERMS AND RULES OF INTERPRETATION

                  Defined Terms. As used herein, capitalized terms shall have the meanings set forth below. Any term that is not otherwise defined herein, but that is used in the Bankruptcy Code or the Bankruptcy Rules, shall have the meaning given to that term in the Bankruptcy Code or the Bankruptcy Rules, as applicable.

                  1.1 Additional Committee means the Additional Committee of Unsecured Creditors of Refco Inc., et al. appointed by the United States Trustee in the Chapter 11 Cases pursuant to section 1102 of the Bankruptcy Code by notice on August 3, 2006 (and as amended from time to time).

                  1.2 AdditionalRCM Claim means the additional Claim of RCM, if any, as more fully set forth in section 5.17 hereof.

                  1.3 Ad Hoc Committee of Senior Subordinated Note Holders means that certain ad hoc committee of Holders of Senior Subordinated Notes.

                  1.4 Ad Hoc Committee of Senior Subordinated Note Holders Fees and Expensesmeans fees and expenses of counsel to the ad hoc committee of Holders of Senior Subordinated Notes subject to application pursuant to section 503(b) of the Bankruptcy Code, to which the parties to the Plan Support Agreement, other than the Debtors, may not object and (ii) the Debtors, in the event that they do object to such application, may object solely with respect to the reasonableness, compensability and allocation of the fees and expenses incurred.

                                    Plan - 1

                  1.5 Ad Hoc Equity Committee means that certain ad hoc committee of equity interest holders of Refco Inc.

                  1.6 Ad Hoc Equity Committee Fees and Expenses means up to $1.5 million in professional fees and expenses incurred by the Ad Hoc Equity Committee during the pendency of the Chapter 11 Cases.

                  1.7 Adjusted Contributing Debtors Distributive Assets means the Contributing Debtors Distributive Assets after reduction for the payment of the RCM Excess Priority Claim.

                  1.8 Administrative Claim means a Claim for costs and expenses of administration of the Chapter 11 Cases under sections 503(b), 507(b), or 11 14(e)(2) of the Bankruptcy Code and entitled to priority under section 507(a)(1) of the Bankruptcy Code, including, without duplication: (a) any actual and necessary costs and expenses, incurred after the Petition Date, of preserving the Estates and operating the businesses of the Debtors and RCM (such as wages, salaries, and commissions for services and payments for inventory, leased equipment, and premises) and Claims of governmental units for taxes (including tax audit Claims related to tax years commencing after the Petition Date, but excluding Claims relating to tax periods, or portions thereof, ending on or before the Petition Date); (b) compensation for legal, financial, advisory, accounting, and other services and reimbursement of expenses under sections 328, 330, 331, or 503(b) of the Bankruptcy Code to the extent incurred after the Petition Date and prior to the Effective Date; (c) the amounts contributed to the Wind-Down Reserve; (d) all fees and charges assessed against the Estates under 28 U.S.C. ss. 1930; (e) the Senior Subordinated Note Indenture Trustee Fees, (f) the JPMC Fees and Expenses, (g) the substantial contribution claims represented by the RCM Substantial Contribution Fees, the Ad Hoc Committee of Senior Subordinated Note Holders Fees and Expenses and the Ad Hoc Equity Committee Fees and Expenses, to the extent allowed by the Bankruptcy Court; (h) any amounts due to RCM for the RCM Advance and (i) all other claims entitled to administrative expense status pursuant to a Final Order of the Bankruptcy Court. In the event that the Chapter 11 Case of RCM is converted to a case administered under chapter 7, an Allowed Claim against RCM or its Estate of the type described above in respect of administering the RCM case in chapter 7 shall be included in the definition of Administrative Claim.

                  1.9 Administrative/Priority Claims Reserve means the Reserve account(s) to be established and maintained by the Plan Administrator, on behalf of the Reorganized Debtors, to fund the Distribution to Holders of Administrative and Allowed Priority Claims against FXA and the Contributing Debtors.

                  1.10 Administrative Claims Adjustment means an adjustment whereby the amount of the RCM Cash Distribution shall be reduced by the Pre-Conversion Administrative Claim Amount, if any. For the avoidance of doubt, while the Administrative Claims Adjustment, if any, shall affect the timing and accounts from which Distributions in respect of Allowed Administrative Claims are made, such adjustment shall not affect the ultimate allocation of Administrative Claims as set forth in section 5.16 of this Plan.

                  1.11 Administrative Claims Objection Deadline means the last day for filing an objection to any request for the payment of an Allowed Administrative Claim, which shall be (a) the later of (i) 60 days after the Effective Date or (ii) 30 days after the filing of such Administrative Claim or
(b) such other date specified in this Plan or ordered by the Bankruptcy Court. The filing of a motion to extend the Administrative Claims Objection Deadline shall automatically extend the Administrative Claims Objection Deadline until a Final Order is entered on such motion. In the event that such motion to extend the Administrative Claims Objection Deadline is denied by the Bankruptcy Court, or if approved by the Bankruptcy Court and reversed on appeal, the Administrative Claims Objection Deadline shall be the later of the current Administrative Claims Objection Deadline (as previously extended, if applicable) or 30 days after entry of a Final Order denying the motion to extend the Administrative Claims Objection Deadline.

                  1.12 Administrative Professionalsmeans the agents, financial advisors, attorneys, consultants, independent contractors, representatives, and other professionals of the Plan Administrator (in their capacities as such).

                  1.13 Afiliate Debtor(s) means, individually or collectively, the debtors and debtors-inpossession identified on Exhibit A annexed hereto.

                                    Plan - 2

                  1.14 AlixPartners means collectively, AlixPartners LLC and its affiliate, AP Services, LLC.

                  1.15 Allotted Administrative Claims means Allowed Administrative Claims accrued against RCM or the Contributing Debtors from the Petition Date through the Effective Date, but excluding (A) Allowed Administrative Claims paid prior to August 31, 2006, (B) rent and other ordinary operating expenses of the Debtors or RCM, (C) fees and commissions of the RCM Trustee, (D) repayment of the RCM Advance, and (E) the JPMC Fees and Expenses.

                  1.16 Allowed means (a) when used with respect to an Administrative Claim, all or any portion of an Administrative Claim (i) that has been allowed, or adjudicated in favor of the holder by estimation or liquidation, by a Final Order, or (ii) that was incurred by the Debtors or RCM in the ordinary course of business during the Chapter 11 Cases; provided, however, that in no event shall a post-petition obligation that is contingent or disputed and subject to liquidation through pending or prospective litigation, including, but not limited to, alleged obligations arising from personal injury, property damage, products liability, consumer complaints, employment law (excluding claims arising under workers' compensation law), secondary payor liability, or any other disputed legal or equitable claim based on tort, statute, contract, equity, or common law, be considered to be an obligation which is payable in the ordinary course of business; or (b) when used with respect to a Claim other than an Administrative Claim, such Claim against a Debtor or RCM or any portion thereof(i) that has been allowed by a Final Order of the Bankruptcy Court, (ii) as to which, on or by the Effective Date, (w) no proof of claim has been filed with the Bankruptcy Court and (x) the liquidated and noncontingent amount of which is Scheduled, other than a Claim that is Scheduled at zero, in an unknown amount, or as disputed, (iii) for which a proof of claim in a liquidated amount has been timely filed with the Bankruptcy Court pursuant to the Bankruptcy Code, any Final Order of the Bankruptcy Court, or other applicable bankruptcy law, and as to which either (y) no objection to its allowance has been filed by the Claims Objection Deadline or the Administrative Claims Objection Deadline (as applicable), or within any period specified by the Bankruptcy Code or an order of the Bankruptcy Court, or (x) any objection to its allowance has been settled or withdrawn, or has been denied by a Final Order, or
(iv) that is expressly allowed in a liquidated amount in the Plan.

                  1.17 "Allowed... Claim" means an Allowed Claim of the particular type or Class described.

                  1.18 Asset Schedule means the schedule prepared by Houlihan to describe the estimated value of assets of the Debtors as of August 31, 2006, attached hereto as Exhibit H.

                  1.19 Ballot means each of the ballot forms distributed to each Holder of a Claim entitled to vote to accept or reject this Plan.

                  1.20 Bankruptcy Code means title 11 of the United States Code, as now in effect or hereafter amended (if such amendment applies to the Debtors and RCM).

                  1.21 Bankruptcy Court means the United States Bankruptcy Court for the Southern District of New York, or any other court with jurisdiction over the Chapter 11 Cases.

                  1.22 Bankruptcy Rules means the Federal Rules of Bankruptcy Procedure and the local rules of the Bankruptcy Court, as now in effect or hereafter amended.

                  1.23 Bar Date means the deadline established by the Bankruptcy Court by order dated March 27, 2006, for filing proofs of Claim in the Chapter 11 Cases.

                  1.24 BA WAG means the BAWAG Parties as such term is defined in paragraph 4(a) of the Stipulation and Order of Settlement entered by the Bankruptcy Court on July 6, 2006 (Docket No. 2348).

                  1.25 BAWAGAllocation Order means one or more orders of the Bankruptcy Court approving the allocation of the BAWAG Proceeds, which may include the Confirmation Order.

                                    Plan - 3

                  1.26 BAWAG Contingent Proceeds means an amount, if any, whether or not monetized prior to the Effective Date, of the BAWAG Proceeds up to $150,000,000 to be paid pursuant to the BAWAG Settlement upon a sale or recapitalization as set forth in the BAWAG Settlement within two (2) years of the date of approval of the BAWAG Settlement.

                  1.27 BAWAG Guaranteed Proceeds means that portion of the BAWAG Proceeds equal to a guaranteed amount of $506,250,000 in Cash paid pursuant to the BAWAG Settlement.

                  1.28 BAWAG Proceeds means the sum of (a) the BAWAG Guaranteed Proceeds plus (b) the BAWAG Contingent Proceeds, even if returned to BAWAG pursuant to the terms of this Plan and the BAWAG Settlement.

                  1.29 BAWAG Settlement means the settlement stipulation among the Creditors Committee, BAWAG, and the Refco Entities as approved by the Bankruptcy Court by an order entered on July 6, 2006. A copy of the BAWAG Settlement is annexed as an Exhibit to the Disclosure Statement.

                   1.30 Business Day means any day, other than a Saturday, Sunday, or "legal holiday" (as defined in Bankruptcy Rule 9006(a)).

                  1.31 Capstone means Capstone Advisory Group, LLC.

                  1.32 Cargill means Cargill, Incorporated and any of Cargill, Incorporated's affiliates who filed proofs of claim in any of the Chapter 11 Cases.

                  1.33 Cargill Administrative Claim means an Administrative Claim of Cargill, if any, against the Contributing Debtors.

                  1.34 Cash means legal tender of the United States of America and equivalents thereof.

                  1.35 Cash-Out Option Agreement means the agreement, if any, between one or more third parties and the Holders of Litigation Trust Interests to be executed as of the Effective Date establishing the terms and conditions by which third parties may purchase Litigation Trust Interests from such Holders, the form of which Cash-Out Option Agreement will be attached as an exhibit to the Litigation Trust Agreement.

                  1.36 Chapter 11 Case(s) means (a) when used with reference to a particular Debtor or RCM, the case under chapter 11 of the Bankruptcy Code commenced by such Debtor in the Bankruptcy Court and (b) when used with reference to the Debtors and RCM, the cases under chapter 11 of the Bankruptcy Code commenced by the Debtors and RCM in the Bankruptcy Court.

                  1.37 Claim means a "claim" as defined in section 101(5) of the Bankruptcy Code.

                  1.38 Claims Distribution Account means the account established and maintained by the Reorganized Debtors from which Distributions to Holders of Allowed Claims against the Contributing Debtors or FXA shall be made and from which reserves on behalf of the Reorganized Debtors will be funded for the benefit of Holders of Disputed Claims.

                  1.39 Claims Objection Deadline means the last day for filing objections to Claims against the Debtors and RCM, which day shall be (a) the later of (i) 90 days after the Effective Date or (ii) 60 days after the filing of a proof of claim for, or request for payment of, such Claim or (b) such other date as the Bankruptcy Court may order. The filing of a motion to extend the Claims Objection Deadline shall automatically extend the Claims Objection Deadline until a Final Order is entered on such motion. In the event that such motion to extend the Claims Objection Deadline is denied by the Bankruptcy Court, or approved by the Bankruptcy Court and reversed on appeal, the Claims Objection Deadline shall be the later of the current Claims Objection Deadline (as previously extended, if applicable) or 30 days after entry of a Final Order denying the motion to extend the Claims Objection Deadline.

                                    Plan - 4

                  1.40 Class means a category of Holders of Claims or Interests, as described in Article II hereof.

                  1.41 Class Actions Claims means (i) claims for violation of securities laws arising under and pursuant to Section 10(b) and 20(a) of the Securities Exchange Act of 1934 that currently are being asserted in the class action styled In re Refco Capital Markets, Ltd. Brokerage Customer Securities Litigation, 06-CIV 643 (GEL) (S.D.N.Y.) (the "Brokerage Customer Securities Litigation"), (ii) claims asserted in the securities class action entitled In re Refco Inc. Securities Litigation, Case No. 05 Civ. 8626 (GEL), filed in the United States District Court for the Southern District of New York, and (iii) other claims currently being asserted in class actions relating to the Debtors and RCM, if any.

                  1.42 Combined Recoveries means the aggregate of Contributed Claims Recoveries and recoveries obtained by the Private Actions Trust, net of the costs of administration of the Private Actions Trust, including, but not limited to, fees associated with the litigation of the Non-Estate Refco Claims.

                  1.43 Committees means, collectively, the Creditors' Committee and the Additional Committee.

                  1.44 Confirmation means the confirmation of the Plan by the Bankruptcy Court under section 1129 of the Bankruptcy Code.

                  1.45 Confirmation Date means the date on which the Bankruptcy Court enters the Confirmation Order on the docket of the Chapter 11 Cases.

                  1.46 Confirmation Hearing means the hearing held by the Bankruptcy Court pursuant to section 1128 of the Bankruptcy Code to consider confirmation of this Plan, as such hearing may be adjourned or continued from time to time.

                  1.47 Confirmation Order means the order of the Bankruptcy Court confirming this Plan pursuant to section 1129 of the Bankruptcy Code.

                  1.48 Contributed Claims means any and all Litigation Claims of the Debtors, RCM or their Estates (including claims being pursued by the Committees on behalf of the Debtors), which shall be contributed by the Debtors, RCM and their Estates to the Litigation Trust and, to the extent of any election, or deemed election, by Holders of RCM Related Claims to exchange and subordinate such Claims in accordance with section 6.6(c) of this Plan, such RCM Related Claims shall be deemed to remain unpaid liabilities of the Debtors and their Estates immediately prior to the contribution of Litigation Claims to the Litigation Trust. The term Contributed Claims shall specifically exclude the Released/Subordinated Claims.

                  1.49 Contributed Claims Recoveries means any recoveries obtained on account of the Contributed Claims net of the costs of administration of the Litigation Trust, including, but not limited to, fees associated with the litigation of the Contributed Claims.

                  1.50 Contributing Debtors means the Debtors excluding FXA.

                  1.51 Contributing Debtors BA WAG Proceeds means that portion of the BAWAG Proceeds that compose the Secured Lender BAWAG Proceeds, the Senior Subordinated Note Holder BAWAG Proceeds and the Contributing Debtors General Unsecured BAWAG Proceeds.

                  1.52 Contributing Debtors Cash Distribution means $94 million of Cash, which amount shall be adjusted, upwards or downwards, by an amount equal to the Specified Difference.

                  1.53 Contributing Debtors Distributive Assets means the assets of the Contributing Debtors after the payment of the Contributing Debtors Effective Date Claims, Allowed Other Secured Claims against the Contributing Debtors, Allowed Secured Lender Claims against the Contributing Debtors, the Senior Subordinated Note Holder Distribution, the Senior Subordinated Note Holder Fee Distribution (each to the extent payable under the Plan) and the funding of any required reserves (provided that upon the release of any funds from reserves for

                                    Plan - 5
payment of the Contributing Debtors General Unsecured Distribution or RCM Intercompany Claim Distribution, such released funds shall be counted as Contributing Debtors Distributive Assets). The term Contributing Debtors Distributive Assets shall include the assets of the Contributing Debtors reflected on the Asset Schedule and, without duplication, to the extent not inconsistent with the Asset Schedule, (i) any amounts paid to the Contributing Debtors or RCM on or after September 1, 2006, (ii) the BAWAG Proceeds, and (iii) any amounts paid to the Contributing Debtors or RCM from Non-Debtor Affiliates on or after September 1, 2006 (except to the extent any such amounts have been deemed "Assets in Place" or "Additional Property," as defined in the RCM Settlement Agreement, by applicable Court Orders); provided, however, that any amounts paid by direct or indirect subsidiaries of RCM on or after September 1, 2006 shall not constitute Contributing Debtors Distributive Assets. The term Contributing Debtors Distributive Assets shall not include any value in respect of the RGL FXCM Distribution nor any interest in Contributed Claims.

                  1.54 Contributing Debtors Efective Date Claims means Allowed Priority Tax Claims and Allowed Non-Tax Priority Claims and Allowed Administrative Claims accrued through and including the Effective Date, each to the extent required to be borne by the Contributing Debtors pursuant to section
5.16 of this Plan.

                  1.55 Contributing Debtors General Unsecured BA WAG Proceeds means (i) $56,250,000 of the BAWAG Guaranteed Proceeds and (ii) a portion of the BAWAG Contingent Proceeds allocable to the Contributing Debtors Cash Distribution from the Contributing Debtors Distributive Assets, which proceeds, pursuant to section 5.18 hereof, shall be deemed to be exclusively offered to pay, in exchange for the releases offered by the BAWAG Settlement, Holders of Allowed Contributing Debtors General Unsecured Claims.

                  1.56 Contributing Debtors General Unsecured Claim means a General Unsecured Claim against a Contributing Debtor.

                  1.57 Contributing Debtors General Unsecured Distribution means a Distribution from the Contributing Debtors Distributive Assets equal to (A) the Contributing Debtors Cash Distribution after reduction for the payment of the Allowed Contributing Debtors Post-Effective Date Claims plus (B) 50% of the RGL FXCM Distribution; provided, however, the amount of such Distribution under
(A) and (B) shall not exceed 40% of the Allowed Contributing Debtors General Unsecured Claims. The Contributing Debtors General Unsecured Distribution shall also include the Tranche A Litigation Trust Interests set forth in section 5.7 of this Plan.

                  1.58 Contributing Debtors Post-Efective Date Claims means Administrative Claims accrued after the Effective Date by the Contributing Debtors, which are required to be borne by the Contributing Debtors pursuant to section 5.16 of this Plan (including amounts, if any, in respect of repaying the RCM Advance).

                  1.59 Contributing Debtors Projection means a projection of the Cash or value to be available from the MAC Contributing Debtors Assets for Distribution in respect of the Contributing Debtors Cash Distribution.

                   1.60 Contributing Non-Debtor Afiliate means the Non-Debtor Affiliates listed on Exhibit L hereto who are reasonably expected to contribute assets to or release Claims against the Debtors or RCM pursuant to the provisions of this Plan, including, but not limited to, section 5.22.

                  1.61 Contributing Non-Debtor Afiliate Management means the directors and officers of certain foreign Contributing Non-Debtor Affiliates, a list of which officers and directors is set forth on Schedule 1.56 hereto.

                  1.62 Contributing Non-Debtor Afiliate Trigger Date means, with respect to any Contributing Non-Debtor Affiliate, the earlier of (i) the date at which such Contributing Non-Debtor Affiliate winds up its affairs and distributes on a net basis (whether on account of equity or intercompany balances) positive Cash (consistent with its books and records and claims pending against it) to the Contributing Debtors and RCM or, if insufficient Cash will be available (consistent with the Contributing Non-Debtor Affiliate's books and records and claims pending against it) for Distribution to the Contributing Debtors and RCM, otherwise releases all Intercompany Claims of the Contributing Non-Debtor Affiliate against RCM and the Contributing Debtors, or, if such events occur

                                    Plan - 6
prior to the Effective Date, the Effective Date or (ii) a date determined by the RCM Trustee, with the consent of the Plan Committee, on notice to the Bankruptcy Court, as necessary to accomplish the purposes of clause (i) of this definition.

                  1.63 Convenience Claims means collectively FXA Convenience Claims, RCM Securities Customer Convenience Claims and RCM FX/General Unsecured Convenience Claims.

                  1.64 Credit Agreement means the credit agreement, dated August 5, 2004 (as amended), among RGL as successor by merger to Refco Finance Holdings LLC, New Refco Group Ltd, LLC, the Secured Lender Agent and the Secured Lenders party thereto.

                  1.65 Creditors' Committee means the Official Committee of Unsecured Creditors of Refco Inc., et al. appointed by the United States Trustee in the Chapter 11 Cases pursuant to section 1102 of the Bankruptcy Code on October 28, 2006, as reconstituted on March 29, 2006, July 21, 2006 and August 3, 2006 (and as amended from time to time).

                  1.66 Debtor means any of Refco Inc. or the Affiliate Debtors in its individual capacity.

                  1.67 Debtors means, collectively, Refco Inc. and all of the Affiliate Debtors.

                  1.68 Disbursing Agent means, solely in its capacity as agent to effectuate Distributions on behalf of FXA and the Contributing Debtors pursuant to the Plan, the Plan Administrator or such other entity as may be designated by the Plan Proponents and appointed by the Bankruptcy Court as set forth in the Confirmation Order. For the avoidance of doubt, the RCM Trustee shall act as the Disbursing Agent for Post-Confirmation RCM.

                  1.69 Disclosure Statement means the disclosure statement (including all exhibits and schedules thereto) relating to this Plan, distributed contemporaneously herewith in accordance with sections 1125 and 1126(b) of the Bankruptcy Code and Bankruptcy Rule 3018, as it may be amended or supplemented from time to time.

                  1.70 Disputed Claim means any Claim other than an Allowed
Claim.

                  1.71 "Disputed... Claim" means a Disputed Claim of the type described.

                  1.72 Disputed Claim Amount means (a) with respect to a contingent or unliquidated Claim, zero or the amount estimated by the Bankruptcy Court prior to the initial Distribution Date, for purposes of allowance, reserves or Distributions in respect of such Claim in accordance with section 502(c) of the Bankruptcy Code or (b) with respect to any Disputed Claim that is not contingent or unliquidated, the amount set forth in a timely filed proof of claim; provided, however, that for purposes of establishing the Disputed Claims Reserve, the Disputed Claim Amount shall not exceed an amount equal to the applicable deductible or self-retention portion plus any uninsured amount in respect of Disputed Claims that are covered by insurance.

                  1.73 Disputed Claims Reserve means the reserve of Contributing Debtors Distributive Assets and FXA Distributive Assets established and maintained by the Reorganized Debtors for Holders of Disputed Claims; provided, however, that any reserve from Contributing Debtors Distributive Assets shall be a reserve from amounts to be paid on the Contributing Debtors Unsecured Claim Distribution and shall not result in a reserve against amounts to be paid on the RCM Cash Distribution in accordance with section 6.6(b) of this Plan.

                  1.74 Distribution means any distribution pursuant to the Plan to the Holders of Allowed Claims.

                  1.75 Distribution Date means the Effective Date (subject to section 6.2 hereof) or any Quarterly Distribution Date.

                                    Plan - 7

                  1.76 Distribution Record Date means, with respect to all Claims other than Senior Subordinated Note Claims, initially the Voting Deadline (unless a different date is agreed to by the Plan Proponents and filed with the Bankruptcy Court) and thereafter, 45 days prior to each scheduled Distribution Date.

                  1.77 Early Payment Order means the Order Pursuant to Section 105(a) of the Bankruptcy Code and Bankruptcy Rule 9019 Approving Settlement of Controversies and Disputes Among the Debtors, the RCM Trustee, the Secured Lenders, and Certain Other Parties dated September 27, 2006 (Docket No. 2958) attached hereto as Exhibit I.

                  1.78 Efective Date means the Business Day this Plan becomes effective as provided in Article IX hereof.

                  1.79 Efective Beneficiaries means (i) the Litigation Trust Beneficiaries (other than RCM) and (ii) the Holders of Allowed RCM Securities Customer Claims and Allowed RCM FX/Unsecured Claims that benefit from RCM's beneficial interest in the Litigation Trust.

                  1.80 Employee Benefit Plans means those "employee benefit plans" (as defined in Section 3(3) of ERISA (whether or not such plan is subject to ERISA)), other material plans, policies, programs, practice, agreements, and understandings or arrangements maintained, sponsored, or contributed to for the benefit of current or former employees of the Debtors.

                  1.81 ERISA shall mean the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.

                  1.82 Estate(s) means, individually, the estate of any of the Debtors or RCM and, collectively, the estates of all of the Debtors and RCM created under section 541 of the Bankruptcy Code.

                  1.83 Estimated Unsatisfied Credit Agreement Claims has the meaning ascribed to such term in the Early Payment Order.

                  1.84 Examiner means Joshua R. Hochberg, the examiner appointed by United States Trustee pursuant to 11 U.S.C. ss. 1 104(c)(2) and approved by the Bankruptcy Court in accordance with the Examiner Order.

                  1.85 Examiner Order means the Order Granting the Motion of the United States Trustee for the Appointment of an Examiner entered on March 16, 2006 (Docket No. 1487).

                  1.86 Excess Priority Claims means that portion of Allowed Administrative Claims, Allowed Priority Tax Claims and Allowed Non-Tax Priority Claims against the Contributing Debtors and RCM, or their respective Estates, accrued through the Effective Date that exceed $180 million in the aggregate, excluding any amounts paid as of August 31, 2006, as more particularly set forth in section 5.16 of this Plan.

                  1.87 Exhibit means an exhibit annexed to either this Plan or as an appendix to the Disclosure Statement.

                  1.88 Exhibit Filing Date means the date on which Exhibits to the Plan shall be filed with the Bankruptcy Court and posted on the refcodocket.com website, which date shall be at least ten (10) days prior to the Voting Deadline or such later date as may be approved by the Bankruptcy Court without further notice to parties-ininterest.

                   1.89 Fee Committee means the committee established by the Bankruptcy Court pursuant to the order entered on July 24, 2006 (Docket No.
2482).

                   1.90 Final Order means an order or judgment of the Bankruptcy Court, or other court of competent jurisdiction, as entered on the docket in any Chapter 11 Case, the operation or effect of which has not been stayed, reversed, or amended and as to which order or judgment (or any revision, modification, or amendment

                                    Plan - 8
thereof) the time to appeal or seek review or rehearing has expired and as to which no appeal or petition for review or rehearing was filed or, if filed, remains pending; provided, however, that the possibility that a motion under section 502(j) of the Bankruptcy Code, Rule 59 or Rule 60 of the Bankruptcy Rules or any analogous rule may be, but has not been filed shall not cause an order not to be a Final Order.

                  1.91 FXA means Refco F/X Associates, LLC.

                  1.92 FXA Cash Accounts means the Cash accounts of FXA listed in the Schedules of FXA, which consist of the following accounts at the bank and with the account numbers designated herein: (i) Fleet Bank of New York, acct:
9421286511; (ii) Fleet Bank of New York, acct: 9421286589; (iii) Fleet Bank of New York, acct: 9421286693; (iv) Fleet Bank of New York, acct: 9421286896; (v) Fleet Bank of New York, acct: 9489924815; (vi) HK and Shanghai Banking Corp., acct: 009-030925-001; and (vii) Wachovia Bank, N.A., acct: 200017918646.

                   1.93 FXA Convenience Claims means any FXA General Unsecured Claim equal to or less than $10,000 or greater than $10,000 but, with respect to which, the Holder thereof voluntarily reduces the FXA General Unsecured Claim to $10,000 on the applicable Ballot; provided, however, that for purposes of the Plan and the Distributions to be made hereunder, the aggregate amount of Distributions to FXA Convenience Claims shall be limited to $5 million. To the extent that the amount of FXA General Unsecured Claims electing to receive a FXA Convenience Claim exceeds $5 million, the Claims permitted to elect such treatment shall be determined by reference to the amount of the Claim, with the Claim in the lowest amount being selected first and the next largest Claims being selected thereafter until the $5 million cap is reached.

                   1.94 FXA Distributive Assets means (i) the FXA Cash Accounts, allocated as agreed or otherwise resolved between FXA and KK Japan, plus (ii) proceeds, if any, of the sale of the customer list of FXA.

                  1.95 FXA General Unsecured Claim means a General Unsecured Claim against FXA.

                   1.96 FXA General Unsecured Claim Distribution means a Distribution from the FXA Distributive Assets after the payment of Allowed Administrative Claims, Allowed Priority Tax Claims and Allowed Non-Priority Tax Claims, Allowed Other Secured Claims and Allowed Secured Lender Claims against FXA, and less any amounts paid to the Holders of Allowed FXA Convenience Claims. The FXA General Unsecured Claim Distribution shall also include the Tranche A Litigation Trust Interests set forth in section 5.7 of this Plan.

                  1.97 FXCM means Forex Capital Markets, LLC.

                  1.98 FXCM Committee means a five person committee composed of the RCM Trustee and four creditors of either RCM or the Contributing Debtors (and chaired by the RCM Trustee) formed to coordinate on all matters relating to the disposition or distribution of RGL's 35% interest in FXCM.

                   1.99 General Unsecured Claim means a Claim that is not an Administrative Claim, Priority Tax Claim, Non-Tax Priority Claim, Other Secured Claim, Secured Lender Claim, Senior Subordinated Note Claim, RCM Intercompany Claim, FXA Convenience Claim, RCM Securities Customer Claim, RCM Leuthold Metals Claim, RCM Securities Customer Convenience Claim, RCM FX/Unsecured Convenience Claim, Subordinated Claim or Old Equity Interest.

                  1.100 Holder means an entity holding a Claim or Interest and, with respect to Senior Subordinated Note Claims, the beneficial holder of the Senior Subordinated Notes.

                  1.101 Houlihan means Houlihan Lokey Howard & Zukin Capital Advisors, Inc.

                  1.102 Impaired means, when used in reference to a Claim or Interest, a Claim or Interest that is impaired within the meaning of section 1124 of the Bankruptcy Code.

                                    Plan - 9

                  1.103 Intercompany Claim means any Claim held by a Refco Entity against any other Refco Entity, including any intercompany book entries reflecting obligations owed by one Refco Entity with respect to any other Refco Entity.

                  1.104 Interest means the legal, equitable, contractual, and other rights of any Person with respect to any capital stock or other ownership interest in any Debtor or RCM, whether or not transferable, and any option, warrant, or right to purchase, sell, or subscribe for an ownership interest or other equity security in any Debtor.

                  1.105 IPO Underwriter Claims Recovery means any recovery from a claim brought by the Litigation Trust against an underwriter in connection with the initial public offering of Refco Inc., net of the fees and expenses incurred in pursuing such recovery.

                  1.106 JPMC Fees and Expenses means the reasonable fees and expenses of JPMorgan Chase Bank, N.A., agreed to by RCM as part of that certain settlement between RCM and JPMorgan Chase Bank, N.A., approved by the Bankruptcy Court on [December 12, 2006 (docket no.__________)].

                  1.107 Joinder Parties has the meaning set forth in the RCM Settlement Agreement.

                  1.108 Joint Sub-Committee means the joint sub-committee comprised of the Committee and the Additional Committee pursuant to a stipulation and protocol approved by order of the Bankruptcy Court, dated August 17, 2006 (Docket No. 2711).

                  1.109 KK Japan means RefcoFX Japan KK.

                  1.110 Leuthold means, collectively, Leuthold Funds, Inc. and Leuthold Industrial Metals Fund, L.P.

                  1.111 Lien shall mean any lien, security interest, pledge, title retention agreement, encumbrance, charge, mortgage or hypothecation, other than, in the case of securities and any other equity ownership interests, any restrictions imposed by applicable United States or foreign securities laws.

                  1.112 Litigation Claims means the claims, rights of action, suits, or proceedings, whether in law or in equity, whether known or unknown, that any Debtor or RCM may hold against any Person (after netting cross margin obligations, if applicable, to the extent required under the cross margining arrangement or to the extent determined necessary by the applicable Debtor or
RCM) excluding the Released/Subordinated Claims and also excluding, with respect to RCM, any claims, rights of action, suits, or proceedings (A) pursuant to sections 547, 749 and to the extent a recovery is predicated on such sections, section 550 of the Bankruptcy Code, (B) to recover Assets in Place as defined in the RCM Settlement Agreement or (C) against RCM customers and creditors arising from trading or other ordinary course business transactions or contracts with RCM, including loan and deposit transactions; provided, however, that the claims commenced and settled by the Creditors' Committee against SPhinX Managed Futures Fund, LLC, and BAWAG shall not constitute Litigation Claims.

                  1.113 Litigation Trust means the trust established on the Effective Date to hold the Litigation Claims.

                  1.114 Litigation Trust Agreement means the agreement to be executed as of the Effective Date establishing the Litigation Trust pursuant to the Plan attached as Exhibit F hereto.

                  1.115 Litigation Trust Beneficiaries means the Estate of RCM, Holders of Allowed Contributing Debtors General Unsecured Claims, Holders of Allowed FXA General Unsecured Claims, Holders of Allowed Contributing Debtors Subordinated Claims, Holders of Allowed Old Equity Interests and the Disputed Claims Reserve.

                                   Plan - 10

                  1.116 Litigation Trust Committee means the Committee established pursuant to section 5.7(d) of this Plan to participate in management of the Litigation Trust.

                  1.117 Litigation Trustee means the Person appointed pursuant to section 5.7(a) of the Plan to act as trustee of and administer the Litigation Trust and identified on or before the date of the hearing before the Bankruptcy Court seeking confirmation of the Plan, who may be the Plan Administrator and/or the Private Actions Trustee.

                  1.118 Litigation Trust Interests means the beneficial interests in the Litigation Trust.

                  1.119 Loan Documents has the meaning ascribed to such term in the Early Payment Order.

                  1.120 Loans has the meaning ascribed to such term in the Early Payment Order.

                  1.121 MAC Contributing Debtors Assets means (x) the estimated value of the sum of the Contributing Debtors Distributive Assets (including the RCM BAWAG Proceeds), less (y) the estimated sum of, without duplication, (A) payments to be made in respect of the RCM Excess Priority Claims (whether funded from the RCM Cash Distribution or as part of the Pre-Conversion Administrative Claim Amount), (B) payments to be made in respect of the RCM Cash Distribution (without reduction for the Administrative Claims Adjustment), and (C) payments to be made by RCM pursuant to clause (iii) of section 5.15 of this Plan, provided that for purposes of making the estimate in this sub-section (C), total Allowed Contributing Debtors General Unsecured Claims will be assumed to be $502 million (unless the actual total amount of Allowed Contributing Debtors General Unsecured Claims are known at the time).

                  1.122 MAC RCM Assets means (x) the estimated value of the sum of(A) the Contributing Debtors Distributive Assets (including the RCM BAWAG Proceeds) less (y) the estimated sum of, without duplication, (A) payments to be made in respect of the RCM Excess Priority Claims (whether funded from the RCM Cash Distribution or as part of the Pre-Conversion Administrative Claim Amount),
(B) payments to be made in respect of the Contributing Debtors Cash Distribution (without adjustment for the Contributing Debtors Post-Effective Date Claims), and (C) payments to be made by RCM pursuant to clause (iii) of section 5.15 of this Plan; provided, however, that for purposes of making the estimate in this sub-section (C), total Allowed Contributing Debtors General Unsecured Claims will be assumed to be $502 million (unless the actual total amount of Allowed Contributing Debtors General Unsecured Claims are known at the time).

                  1.123 MCG Members has the meaning set forth in the RCM Settlement Agreement.

                  1.124 Master Ballot means the ballot distributed to brokers, nominees or other agents for Holders of the Senior Subordinated Notes to record the votes of the beneficial Holders of Senior Subordinated Notes.

                  1.125 Non-Debtor Afiliates means Refco LLC, Refco Canada Finance Inc., Refco Commodity Management Inc., Refco Administrative Services Inc., Refco Securities LLC, Refco Clearing LLC, Refco EasySolutions LLC, RefcoFund Management LLC, Haut Commodities LLC, Refco Local Divisions LLC, RefcoFund Holdings LLC, Refco Alternative Investments LLC, Refco Trading Services LLC, Refco Securities Ltd. (in liquidation), Refco Energy (UK) Ltd., Refco Ltd., Westminster Clearing Ltd., Refco Trading Services Ltd., Refco Trading Services (UK) Ltd., Refco Equity Derivatives Ltd., Refco Europe Ltd., Refco Overseas Ltd., Refco East Services Ltd. (in liquidation), Just Commodity Inc., Just (Dalian) Trading Co Ltd., Refco Capital Singapore Pte Ltd, Refco India Pvt Ltd, Refco Singapore Pte Ltd, Refco Investment Services Pte Ltd, Refco Forex Ltd (in liquidation), Refco Securities SA, Refco Trading Services (Gibraltar) Ltd., Refco Capital Markets International Ltd, Refco Capital Markets International Services Ltd, ACM Advanced Currency Markets SA, C.I. Investor Services, Limited. East Client Svc. Ltd., Eastern Refco (L) Labaun, Easylink Limited, Easyscreen Employee Services Limited, Easyscreen Ltd.. Easyscreen Trustees Limited, Forex Capital Markets, L.L.C., Forex Trading, L.L.C., Greenwich Europe Limited, Greenwich SA (Pty) Limited, Hanmag Refco Futures Corp, Just Commodity Pte. Ltd., Just Commodity Software Solutions Pte. Ltd., Kaf-Refco Futures (Malaysia), Lind-Waldock Financial Partners LLC, MacFutures, Mactechonologies Ltd, Market Educational Institute, LLC, MCC Futures Management L.P., Partners Capital Investment Group, LLC, Polaris-Refco Futures Co Ltd, Refco Canada Co., Refco Capital India Private Ltd.,

                                   Plan - 11

Refco Carlton Ltd, Refco Commodity India PVT Ltd., Refco Futures, AG (Zurich), Refco Futures GMbH (Hamburg), Refco Hong Kong Ltd., Refco International Investment Svc. Ltd., Refco Japan, Ltd., Refco Overseas Suisse SA, Refco Resources Ltd., Refco Sify Securities (India) Ltd, Refco Trading Services (Australia) PTY Ltd, S&P Managed Futures Index Fund, L.P., Sino Refco Investments Limited Partnership, Sino Refco Investments LLC, SN Bank Ltd, Sphinx Managed Futures Index Fund, L.P., Trafalgar Commodities Ltd, Wells Limited and Westminster-Refco Holding Company, LLC.

                  1.126 Non-Estate Refco Claims means non-estate causes of action arising from any matter involving any Refco Entity including, without limitation, causes of action against: (i) all current and former officers, directors or employees of the Refco Entities; (ii) all persons or entities that conducted transactions with the Refco Entities; and (iii) all persons or entities that provided services to the Refco Entities, including, without limitation, all attorneys, accountants, financial advisors and parties providing services to the Refco Entities in connection with the public issuance of debt or equity, including, without limitation, all underwriters; provided, however, Non-Estate Refco Claims shall exclude (i) contract claims against third parties and (ii) Class Action Claims.

                  1.127 Non-Tax Priority Claim means a Claim, other than an Administrative Claim or Priority Tax Claim, which is entitled to priority in payment pursuant to section 507(a) of the Bankruptcy Code.

                  1.128 Old Equity Interests means the common stock of Refco Inc. outstanding immediately prior to the Petition Date, including treasury stock and all options, warrants, calls, rights, participation rights, puts, awards, commitments, or any other agreements of any character to acquire such common stock, and shall also include any Claim subordinated pursuant to section 510(b) arising from the rescission of a purchase or sale of any such common stock or rights relating to such common stock, or any Claim for damages arising from the purchase or sale of common stock of Refco Inc. or any Claim for reimbursement, contribution, or indemnification arising from or relating to any such claims.

                  1.129 Other Related Claim means, other than an RCM Related Claim, any Claim or cause of action of any Holder of an Impaired Claim against RCM or any Debtor arising from the same facts, transactions or occurrences giving rise to such Holder's Impaired Claim against its primary Debtor obligor or RCM; provided, however, that the term Other Related Claim shall not include any Claim, based on a contractual guarantee or other direct contractual undertaking, against RCM or any Debtor that is not such Holder's primary Debtor obligor.

                  1.130 Other Secured Claim means a Claim (other than an Administrative Claim or Secured Lender Claim) that is secured by a lien on property in which a Debtor's Estate or RCM's Estate has an interest or that is subject to setoff under section 553 of the Bankruptcy Code, to the extent of the value of the Claim Holder's interest in the applicable Estate's interest in such property or to the extent of the amount subject to setoff, as applicable, as determined pursuant to section 506(a) of the Bankruptcy Code or, in the case of setoff, pursuant to section 553 of the Bankruptcy Code.

                  1.131 Person means an individual, corporation, partnership, joint venture, association, joint stock company, limited liability company, limited liability partnership, trust, estate, unincorporated organization, or other entity.

                  1.132 Petition Date means, with respect to a Debtor or RCM, the date on which such Debtor filed its petition for relief commencing its Chapter 11 Case.

                  1.133 Plan means this chapter 11 plan, including the Exhibits and all supplements, appendices, and schedules hereto, either in its current form or as the same may be altered, amended, or modified from time to time in accordance with the Bankruptcy Code and the Bankruptcy Rules.

                  1.134 Plan Administrator means the person designated pursuant to section 5.5 hereof prior to the Confirmation Date and approved by the Bankruptcy Court pursuant to the Confirmation Order to administer the Plan on behalf of the Contributing Debtors and FXA in accordance with the terms of the Plan and the Plan Administrator Agreement and to take such other actions as may be authorized under the Plan Administrator Agreement, and any successor thereto.

                                   Plan - 12

                  1.135 Plan Administrator Agreement means the agreement between and among the Contributing Debtors and the Plan Administrator specifying the rights, duties, and responsibilities of and to be performed by the Plan Administrator under the Plan, in substantially the same form as the agreement attached to the Plan as Exhibit E.

                  1.136 Plan Committee means the committee as appointed pursuant to section 5.11(b) hereof as of the Effective Date, which will supervise and direct the Plan Administrator, to monitor implementation of the Plan, and to take such other actions and have such other rights as are set forth in the Plan, all as described in Article V of this Plan.

                  1.137 Plan Document means the Plan, together with any contract, instrument, release, or other agreement or document entered into in connection with Plan.

                  1.138 Plan Filing Date means September 14, 2006.

                  1.139 Plan Proponents means the Debtors, the RCM Trustee and the Committees.

                  1.140 Plan Support Agreement means that certain agreement among the RCM Trustee, certain Non-Debtor Affiliates, the Committees, certain individual customers and creditors of RCM and the Debtors, and the chapter 7 trustee for Refco, LLC, in his capacity as chapter 7 trustee for Refco, LLC, filed with the Bankruptcy Court on September 15, 2006 (Docket No. 2861).

                  1.141 Post-Confirmation RCM means the estate of RCM on and after the entry of the Confirmation Order as administered by the RCM Trustee.

                  1.142 Post-Petition Management means AlixPartners and Harrison
J. Goldin, Goldin Associates, LLC, and any directors appointed to the board of directors of Refco Inc. subsequent to Mr. Goldin's appointment as Chief Executive Officer of Refco Inc. on January 25, 2006.

                  1.143 Pre-Conversion Administrative Claim Amount means, if determined necessary by the RCM Trustee, any amount deposited by the Contributing Debtors into a reserve for the benefit of Holders of Administrative Claims against RCM arising or accruing prior to the date of conversion, if any, of RCM's Chapter 11 Case to a case under chapter 7 of the Bankruptcy Code (including RCM Substantial Contribution Fees). The Pre-Conversion Administrative Claim Amount shall in no case exceed an amount equal to (i) $60 million plus
(ii) the RCM Excess Priority Claims that RCM is responsible for bearing pursuant to section 5.16 of this Plan.

                  1.144 Priority Claims means, collectively, all Priority Tax Claims and Non-Tax Priority Claims.

                  1.145 Priority Tax Claim means a Claim of a governmental unit of the kind specified in sections 502(i) and 507(a)(8) of the Bankruptcy Code.

                  1.146 Private Actions Trust means the trust established on the Effective Date pursuant to section 5.8 of the Plan to hold certain claims and causes of action against third-parties owned by Holders of Claims or Interests against RCM or the Debtors and which claims, even after contribution, are not assets of the Estates.

                  1.147 Private Actions Trust Agreement means the agreement to be executed as of the Effective Date establishing the Private Actions Trust pursuant to the Plan attached as Exhibit G hereto.

                  1.148 Private Actions Trust Election means, in respect of a Holder of an Allowed Old Equity Interest, the agreement of such Holder to assign and contribute such Holder's Non-Estate Refco Claims, and the proceeds of Class Action Claims to the Private Actions Trust, which election shall be evidenced by the submission of the election form attached hereto as Exhibit M.

                  1.149 Private Actions Trustee means the Person appointed pursuant to the Private Actions Trust Agreement of the Plan to act as trustee of and administer the Private Actions Trust and identified on or before

                                   Plan - 13
the date of the hearing before the Bankruptcy Court seeking confirmation of the Plan, who may be the Plan Administrator and/or the Litigation Trustee.

                  1.150 Professional means (a) any professional employed in these Chapter 11 Cases pursuant to sections 327, 328, or 1103 of the Bankruptcy Code or otherwise and (b) any professional or other entity seeking compensation or reimbursement of expenses in connection with the Chapter 11 Cases pursuant to section 503(b)(4) of the Bankruptcy Code.

                  1.151 Professional Fee Claim means an Administrative Claim of a Professional for compensation for services rendered or reimbursement of costs, expenses, or other charges incurred after the Petition Date and prior to and including the Effective Date.

                  1.152 Pro Rata means, with respect to Claims or Interests (i) within the same Class or sub-Class, the proportion that a Claim or Interest bears to the sum of all Claims or Interests, as the case may be, within such Class or sub-Class, and (ii) among all Classes, the proportion that a Class of Claims or Interests bears to the sum of all Claims or Interests, as the case may be; provided, however, that for purposes of distributing Litigation Trust Interests, Pro Rata share shall exclude Convenience Claims.

                  1.153 Qualifying Plan has the meaning ascribed to such term in the Early Payment Order.

                  1.154 Quarterly Distribution Date means the last Business Day of the month following the end of each calendar quarter after the Effective Date; provided, however, that if the Effective Date is within 30 days of the end of a calendar quarter, the first Quarterly Distribution Date shall be the last Business Day of the month following the end of the first calendar quarter after the calendar quarter in which the Effective Date falls.

                  1.155 RCM means Refco Capital Markets, Ltd.

                  1.156 RCM Administrative/Priority Claims Reserve means the Reserve account(s) to be established and maintained by the RCM Trustee, on behalf of Post-Confirmation RCM, to fund the Distribution to Holders of Administrative and Priority Claims against RCM.

                  1.157 RCM Administrative Professional means any professional employed in the RCM Chapter 11 Case pursuant to sections 327, 328, or 1103 of the Bankruptcy Code or otherwise.

                  1.158 RCM Advance means a post-petition advance, if any, by RCM to or for the benefit of one or more of the Contributing Debtors in the amount of up to $115 million.

                 1.159 RCM BAWAG Proceeds means (i) $200,000,000.00 of the BAWAG Guaranteed Proceeds (whether directly allocated to RCM or recovered by RCM on account of its RCM Intercompany Claim), and (ii) a portion of the BAWAG Contingent Proceeds allocable to payment of the RCM Cash Distribution from the Contributing Debtors Distributive Assets, which proceeds, pursuant to section
5.18 hereof, shall be deemed to be exclusively offered to pay, in exchange for the releases required by the BAWAG Settlement, Holders of Allowed RCM Securities Customer Claims and Allowed RCM FX/Unsecured Claims.

                  1.160 RCM Cash Distribution means the sum of(i) $460 million of Cash (inclusive of RCM BAWAG Proceeds) payable from Contributing Debtor Distributive Assets, which amount shall be adjusted upwards or downwards, by an amount equal to the Specified Difference plus (ii) payment to RCM of any amounts available from the Contributing Debtors General Unsecured Distribution, to the extent that such amounts are not paid to Holders of Allowed Contributing Debtors General Unsecured Claims as a result of recoveries for Holders of Allowed Contributing Debtors General Unsecured Claims (from Contributing Debtors Distributive Assets and the RGL FXCM Distribution) having reached 40%; provided, however, such Distribution shall be subject to the Administrative Claims Adjustment.

                  1.161 RCM Difference means the amount by which the Allowed amount of any RCM FX/Unsecured Claim filed by Cargill is reduced by allowance of the Cargill Administrative Claim.

                                   Plan - 14

                  1.162 RCM Claims Distribution Account means the account established and maintained by the Post-Confirmation RCM from which Distributions to Holders of Allowed Claims against RCM shall be made and from which reserves on behalf of RCM will be funded.

                  1.163 RCM Distribution Reserve means the reserve established by the Plan Administrator or RCM, as the case may be, to hold that portion of the RCM Cash Distribution and that portion of the RGL FXCM Distribution applicable to Holders of a right to demand an applicable share of the RCM Cash Distribution and 50% of the RGL FXCM Distribution, but who have not tendered an RCM Related Claim Subordination Form.

                  1.164 RCM Excess Priority Claims means that portion of Excess Priority Claims that are to be borne by RCM pursuant to section 5.16 of this Plan.

                  1.165 RCM FX/Unsecured Claims has the meaning given to the term "FX/Unsecured Claim" in the RCM Settlement Agreement.

                  1.166 RCM FX/Unsecured Claims Distribution means the Distribution for Holders of RCM FX/Unsecured Claims set forth in the RCM Settlement Agreement less any amounts paid to the Holders of Allowed RCM FX/ Unsecured Convenience Claims.

                  1.167 RCM FX/Unsecured Convenience Claims means any RCM FX/Unsecured Claim equal to or less than $10,000 or greater than $10,000 but, with respect to which, the Holder thereof voluntarily reduces the RCM FX/Unsecured Claim to $10,000 on the applicable Ballot; provided, however, that for purposes of the Plan and the Distributions to be made hereunder, the aggregate amount of Distributions to RCM FX/ Unsecured Convenience Claims shall be limited to $1.458 million. To the extent that the amount of RCM FX/Unsecured Claims reducing and electing treatment of such Claims as RCM FX/Unsecured Convenience Claims exceeds $1.458 million, the Claims permitted to elect such treatment shall be determined by reference to the amount of the Claim, with the Claim in the lowest amount being selected first and the next largest Claims being selected thereafter until the $1.458 million cap is reached.

                  1.168 RCM Implied Deficiency Claim has the meaning given to the term "Implied Deficiency Claim" in ss. 8(b) of the RCM Settlement Agreement.

                  1.169 RCM Intercompany Claims means Claims of RCM against one or more of the Debtors. Unless and until Allowed in a definitive amount, for purposes of calculations herein, the RCM Intercompany Claims shall be deemed to be in an amount that is no less than the amount necessary to cause all Holders of Allowed RCM Securities Customer Claims and Allowed RCM FX/Unsecured Claims to receive payment in full.

                  1.170 RCM Intercompany Claim Distribution means the sum of(i) the RCM Rights Distribution, (ii) the Additional RCM Claim, (iii) 50% of the RGL FXCM Distribution, (iv) the RCM BAWAG Proceeds and (v) the allocable share of the Tranche A Litigation Trust Interests set forth in section 5.7 of this Plan.

                  1.171 RCM Leuthold Metals Claim has the meaning given to the term "Leuthold Metals Claim" in the RCM Settlement Agreement.

                  1.172 RCM Leuthold Metals Claim Distribution means the Distribution for Holders of RCM Leuthold Metals Claims set forth in the RCM Settlement Agreement.

                  1.173 RCM Projection means a projection of the Cash or value to be available from the MAC RCM Assets for Distribution in respect of the RCM Cash Distribution and the Additional RCM Claim.

                  1.174 RCM Related Claims means any Claim or cause of action of any Holder of an Impaired Claim against the Debtors and Non-Debtor Affiliates arising from the same facts, transactions or occurrences giving rise to such Holder's Impaired Claim against RCM; provided, however, that the term RCM Related Claim shall not include any Claim of a Holder of an RCM Securities Customer Claim or an RCM FX/Unsecured Claim against any Contributing Debtor or FXA based on contractual guarantees or other direct contractual undertakings.

                                   Plan - 15

                  1.175 RCM Related Claim Subordination Form means, in respect of a Holder of an Allowed RCM Securities Customer Claim or Allowed RCM FX/Unsecured Claim, either (i) a ballot cast by such Holder in respect of the Plan whereby the Holder has elected (by means of not affirmatively opting out of such election) to (A) assign such Holder's RCM Related Claims against the Debtors, if any, to the Litigation Trust; (B) affirming its understanding that its RCM Related Claim against any Contributing Non-Debtor Affiliate will be subordinated pursuant to the Plan, as of each applicable Contributing Non-Debtor Affiliate Trigger Date, to all other existing claims against and equity interests in the applicable Contributing Non-Debtor Affiliate (and that such RCM Related Claim may be deemed released upon the determination of the RCM Trustee, with the consent of the Plan Committee, in accordance with section 10.2(c) of the Plan); (C) release the Secured Lenders (in such capacities) from the Secured Lender Released Claims held by such Holder, if any; and (D) receive such Holder's applicable share of the RCM Cash Distribution and 50% of the RGL FXCM Distribution, which, unless such Holder elects not to receive RCM BAWAG Proceeds, shall include such Holders' applicable share of the RCM BAWAG Proceeds portion of the RCM Cash Distribution or (ii) any agreement, in a form satisfactory to the Plan Administrator, by which such Holder agrees to do the forgoing. For the avoidance of doubt, any ballot properly cast by the Voting Deadline and satisfying the conditions above shall be deemed to have been "provided" to the RCM Trustee and the Plan Administrator for purposes of section 6.6(c) of this Plan.

                  1.176 RCM Reserves means (A) the RCM Disputed Claims Reserve,
(B) the RCM Administrative/Priority Reserve, (C) the RCM Wind-Down Reserve, (D) the RCM Unclaimed Distribution Reserve, and (E) any other reserves required to be established by the RCM Trustee under the RCM Settlement Agreement.

                  1.177 RCM Rights Distribution means the transfer to the RCM Trustee, as part of the RCM Intercompany Claims Distribution, of rights which will allow each Holder of an Allowed RCM Securities Customers Claim on account of its RCM Implied Deficiency Claim and each Holder of an Allowed RCM FX/Unsecured Claim to make a demand for payment from the Plan Administrator or RCM, as the case may be, for such Holder's Pro-Rata share of the RCM Distribution Reserve to the extent that such Holder satisfies the conditions set forth in section 6.6(c) of this Plan.

                  1.178 RCM Securities Customer Claims has the meaning given to the term "Securities Customer Claims" in the RCM Settlement Agreement.

                  1.179 RCM Securities Customer Convenience Claims means any RCM Securities Customer Claim equal to or less than $10,000 or greater than $10,000 but, with respect to which, the Holder thereof voluntarily reduces the RCM Securities Customer Claim to $10,000 on the applicable Ballot; provided, however, that for purposes of the Plan and the Distributions to be made hereunder, the aggregate amount of Distributions to RCM Securities Customer Convenience Claims shall be limited to $0.333 million. To the extent that the amount of RCM Securities Customer Convenience Claims reducing and electing treatment of such Claims as RCM Securities Customer Convenience Claims exceeds $0.333 million, the Claims permitted to elect such treatment shall be determined by reference to the amount of the Claim, with the Claim in the lowest amount being selected first and the next largest Claims being selected thereafter until the $0.333 million cap is reached.

                  1.180 RCM Securities Customer Claims Distribution means the Distribution for Holders of RCM Securities Customer Claims set forth in the RCM Settlement Agreement less any amounts paid to the Holders of Allowed RCM Securities Customer Convenience Claims.

                  1.181 RCM Settlement Agreement means, collectively, (i) the settlement agreement dated as of June 29, 2006 by and among the RCM Trustee and certain creditors of RCM and (ii) the Joinder Agreement dated as of July 20, 2006 between the RCM Trustee and the Rogers Funds, in each case as amended (copies of which are attached hereto as Exhibit B).

                  1.182 RCM Substantial Contribution Fees means the approximate amount of $4.3 million constituting the substantial contribution Claim of the MCG Members and the Joinder Parties under sections 503(b)(3)(d), 507(a)(2) and 752(a) of the Bankruptcy Code as set forth in the RCM Settlement Agreement.

                                   Plan - 16

                  1.183 RCM Trustee means Marc S. Kirschner, the chapter 11 trustee appointed in the RCM Chapter 11 Case in connection with the March 22, 2006 order issued by the Bankruptcy Court authorizing appointment of one disinterested person as Chapter 11 trustee for the Estate of RCM. The term includes any successor chapter 11 trustee or, if the RCM Chapter 11 Case is converted to a chapter 7 case to be administered under subchapter III of chapter 7 of the Bankruptcy Code, the chapter 7 trustee.

                  1.184 RCM Unclaimed Distribution Reserve means the reserve or reserves established in respect of unclaimed Distributions for RCM pursuant to
Article VI of the Plan.

                  1.185 RCM Wind-Down Reserve means a reserve, if determined necessary by the RCM Trustee, of up to $15 million from the Cash or value available for the RCM Cash Distribution, with the amount of such RCM Wind-Down Reserve to be subject to downward adjustment from time to time by the RCM Trustee, to the extent the RCM Trustee determines that RCM's wind-down expenses after the Effective Date will be less than $15 million.

                  1.186 Reinstated means (a) leaving unaltered the legal, equitable, and contractual rights to which a Claim entitles the Holder of such Claim so as to leave such Claim Unimpaired in accordance with section 1124 of the Bankruptcy Code or (b) notwithstanding any contractual provision or applicable law that entitles the Holder of such Claim to demand or receive accelerated payment of such Claim after the occurrence of a default, (i) curing any such default that occurred before or after the Petition Date, other than a default of a kind specified in section 365(b)(2) of the Bankruptcy Code, (ii) reinstating the maturity of such Claim as such maturity existed before such default, and (iii) not otherwise altering the legal, equitable, or contractual rights to which such Claim entitles the Holder of such Claim.

                  1.187 Refco Entities means the Debtors, RCM and the Non-Debtor Affiliates.

                  1.188 Related Claims means any RCM Related Claim or Other Related Claim.

                  1.189 Released/Subordinated Claims means the claims or causes of actions described in sections 10.2(a), (b), (c) and (d) of the Plan or claims or causes of action that have been otherwise released or waived pursuant to an order of the Bankruptcy Court (including, without limitation, the Early Payment Order).

                  1.190 Released Parties means, acting in such capacity, (i) the Post-Petition Management, (ii) the Secured Lender Releasees, (iii) the Senior Subordinated Note Indenture Trustee, its directors, officers, and employees (all in such capacity) and (iv) present and former holders of the Senior Subordinated Notes in their capacity as Holders of the Senior Subordinated Notes.

                  1.191 Reorganized Debtors means Reorganized Refco and Reorganized FXA.

                  1.192 Reorganized FXA means FXA on and after the Effective
Date.

                  1.193 Reorganized Refco means Refco Inc. on and after the Effective Date.

                  1.194 Reserves means, collectively, the Disputed Claims Reserve, Unclaimed Distribution Reserve, Administrative/Priority Claims Reserve and the RCM Reserves (if held by the Plan Administrator, rather than the RCM Trustee) and the Wind-Down Reserve.

                  1.195 Restated Corporate Governance Documents means the restated corporate governance documents of the Reorganized Debtors in substantially the form attached to this Plan as Exhibit C.

                  1.196 Retained Causes of Action means all of the Debtors' and RCM's claims, rights, actions, causes of action, liabilities, obligations, suits, debts, remedies, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages or judgments against any party, whether known or unknown, liquidated or unliquidated, fixed or contingent, matured or unmatured, foreseen or unforeseen, asserted or unasserted, and regardless of whether arising in law, equity or under

                                   Plan - 17
or pursuant to Chapter 5 of the Bankruptcy Code, including, but not limited to, the Litigation Claims. A non-exclusive list of the Retained Causes of Action is set forth on Exhibit K attached hereto.

                  1.197 RGL means Refco Group Limited LLC.

                  1.198 RGL FXCM Distribution means RGL's 35% interest in FXCM, which for purposes of the cap on Distributions to Holders of Contributing Debtors General Unsecured Claims from Contributing Debtors Distributive Assets and the RGL FXCM Distribution shall have a value equal to (i) if liquidated prior to the Effective Date, the value obtained through liquidation and (ii) if not liquidated prior to the Effective Date, a deemed value of $90 million.

                  1.199 Rogers Funds means Rogers Raw Materials Fund, L.P. and Rogers International Raw Materials Fund, L.P.

                  1.200 Scheduled means, with respect to any Claim, the status, priority, and amount, if any, of such Claim as set forth in the Schedules.

                  1.201 Schedules means the schedules of assets and liabilities, the list of Holders of Interests, and the statements of financial affairs filed by the Debtors or RCM pursuant to section 521 of the Bankruptcy Code and Bankruptcy Rules, as such schedules have been or may be further modified, amended, or supplemented in accordance with Bankruptcy Rule 1009 or orders of the Bankruptcy Court.

                  1.202 Secured Lender(s) has the meaning assigned to the term "Lender(s)" in the Early Payment Order.

                  1.203 Secured Lender Agent has the meaning assigned to the term "Agent" in the Early Payment Order.

                  1.204 Secured Lender BAWAG Proceeds means $100 million of the BAWAG Guaranteed Proceeds, which proceeds, pursuant to section 5.18 hereof, shall be deemed exclusively offered to pay and accepted by the Holders of Allowed Secured Lender Claims.

                  1.205 Secured Lender Claims has the meaning assigned to the term "Secured Claim" in the Early Payment Order.

                  1.206 Secured Lender Indemnification Claims means any and all Estimated Unsatisfied Credit Agreement Claims and all other claims of the Secured Lender Agent and/or the Secured Lenders of the type specified in paragraph 9(b) of the Early Payment Order.

                  1.207 Secured Lender Payment Date has the meaning assigned to the term "Payment Date" in the Early Payment Order.

                  1.208 Secured Lender Released Claims means any and all actual or potential demands, claims, causes of action (including, without limitation, derivative causes of action), suits, assessments, liabilities, losses, costs, damages, penalties, fees, charges, expenses and all other forms of liability whatsoever, in law or equity (including, without limitation, actions seeking to recharacterize, avoid, subordinate, set aside or disallow the liens or claims of any Secured Lender Releasee, or seeking turnover of property, damages or any other affirmative recovery from any Secured Lender Releasee, including, without limitation, any claim for contribution), whether asserted or unasserted, known or unknown, foreseen or unforeseen, pending or anticipated, arising under the Bankruptcy Code or under otherwise applicable law, that any Person ever had, now has or hereafter may have (whether by assignment or otherwise) based in whole or in part upon any act or failure to act by any of the Secured Lender Releasees, on or prior to the Secured Lender Payment Date, in contemplation of the execution of the Loan Documents, in connection with the execution of the Loan Documents or the making or repayment of the Loans, or in connection with any transactions directly or indirectly related or connected in any way to the Loan Documents, the Secured Lender's

                                   Plan - 18

Collateral, the use of proceeds of Loans made under the Loan Documents, or any other transactions related to or in connection with any of the foregoing.

                  1.209 Secured Lender Releasee has the meaning assigned to the term "Lender Releasee" in the Early Payment Order.

                  1.210 Secured Lender's Collateral has the meaning assigned to the term "Collateral" in the Early Payment Order.

                  1.211 Securities Class Action Stipulation means that certain Stipulation and Agreement of Settlement entered into on September 7, 2006 between BAWAG and the lead plaintiffs in the securities class action entitled In re Refco Inc. Securities Litigation, Case No. 05 Civ. 8626 (GEL), filed in the United States District Court for the Southern District of New York, or any future settlement between the parties as contemplated therein.

                  1.212 Senior Subordinated Note Allocation means an allocation of the Senior Subordinated Note Holder Fee Distribution on account of the Senior Subordinated Note Indenture Trustee Fees and Ad Hoc Committee of Senior Subordinated Note Holders Fees and Expenses, which allocation shall be agreed upon between the Senior Subordinated Note Indenture Trustee and the Senior Subordinated Note Ad Hoc Committee. Any amount of Senior Subordinated Note Indenture Trustee Fees not paid on account of such allocation may be satisfied pursuant to the Senior Subordinated Note Indenture Trustee Charging Lien.

                  1.213 Senior Subordinated Note Claims means all Claims of any kind arising from or related to the Senior Subordinated Notes, and including, without limitation, any Claims arising from any guarantees under the Senior Subordinated Note Indenture, which Claims shall be Allowed Claims in the amount of $397,413,324.50.

                  1.214 Senior Subordinated Note Holder BAWAG Proceeds means $150,000,000 of the BAWAG Guaranteed Proceeds, which proceeds, pursuant to section 5.18 hereof, shall be deemed to be exclusively offered to pay, in exchange for releases required in the BAWAG Settlement, Holders of Allowed Senior Subordinated Note Claims.

                  1.215 Senior Subordinated Note Holder Distribution means $331,522,195.30, which, pursuant to the compromises and settlements contained in this Plan document, constitutes 83.42% of the outstanding balance of principal and prepetition interest of the Senior Subordinated Note Claims. Such Distribution shall be paid to the Senior Subordinated Note Indenture Trustee on the Effective Date to the extent of available Cash after taking into account the funding of the Administrative/Priority Claims Reserve, with any balance paid from time to time to the Senior Subordinate Note Indenture Trustee from available Cash with interest accruing, beginning January 1, 2007, on the unpaid balance at the same rate of interest that Refco LLC earns on its invested Cash and cash equivalents, payable from the Senior Subordinated Note Holder BAWAG Proceeds and, to the extent of any deficiencies, the Contributing Debtors Distributive Assets.

                  1.216 Senior Subordinated Note Holder Fee Distribution means an amount up to $6.0 million of the (i) Senior Subordinated Note Indenture Trustee Fees, and (ii) the Allowed Senior Subordinated Note Ad Hoc Committee Fees and Expenses. Such Distribution shall be paid on the Effective Date from the Contributing Debtors Distributive Assets to the Senior Subordinated Note Indenture Trustee and counsel to the Senior Subordinated Note ad hoc committee, subject to the Senior Subordinated Note Allocation. For the avoidance of doubt, any portion of the Senior Subordinated Note Indenture Trustee Fees not paid by the Senior Subordinated Note Holder Fee Distribution may be satisfied pursuant to the Senior Subordinated Note Indenture Trustee Charging Lien.

                  1.217 Senior Subordinated Note Indenture means the indenture dated as of August 5, 2004, among Refco Finance Holdings LLC (now known as Refco Group Ltd., LLC) and Refco Finance Inc., as issuers, and Wells Fargo Bank, National Association, as indenture trustee, relating to the Senior Subordinated Notes, as it may be amended, supplemented, or modified from time to time.

                  1.218 Senior Subordinated Note Indenture Trustee means Wells Fargo Bank, National Association, the indenture trustee under the Senior Subordinated Note Indenture, or any successor thereto.

                                   Plan - 19

                  1.219 Senior Subordinated Note Indenture Trustee Charging Lien means any Lien or other priority in payment or right available to the Senior Subordinated Note Indenture Trustee pursuant to the Senior Subordinated
Note Indenture or otherwise available to the Senior Subordinate Note Indenture Trustee under applicable law, for the payment of Senior Subordinated Note Indenture Trustee Fees.

                  1.220 Senior Subordinated Note Indenture Trustee Fees means the fees, costs, expenses and indemnity claims of the Senior Subordinated Note Indenture Trustee and the fees and expenses of its counsel and financial advisor.

                  1.221 Senior Subordinated Notes means the 9% Senior Subordinated Notes due 2012 issued by RGL and Refco Finance Inc. under the Senior Subordinated Note Indenture and guaranteed by certain of the Debtors.

                  1.222 Specified Difference means 50% of the difference (positive or negative) between the value of the Adjusted Contributing Debtors Distributive Assets and $554 million (in making such calculation the Adjusted Contributing Debtors Distributive Assets shall not be subject to the Administrative Claims Adjustment); provided, however, that once the portion of the Contributing Debtors General Unsecured Distribution has reached 40% exclusive of the value of the Tranche A Litigation Trust Interests, 100% of the remainder of the positive difference shall be added to the RCM Cash Distribution. For the avoidance of doubt, any BAWAG Proceeds received pursuant to the BAWAG Settlement, even if returned to BAWAG pursuant to the terms of this Plan and the BAWAG Settlement, shall be included in the calculation of Adjusted Contributing Debtors Distributive Assets.

                  1.223 Subordinated Claim means any Claim which (i) is subordinated pursuant to section 510(c) of the Bankruptcy Code, (ii) arising from recision of a purchase or sale of a debt security of the Debtors, for damages arising from the purchase or sale of such debt security, or any Claim for reimbursement, contribution, or indemnification arising from or relating to any such Claims, or (iii) is a Claim for a fine, penalty, forfeiture, multiple, exemplary or punitive damages, or otherwise not predicated upon compensatory damages, and that would be subordinated in a chapter 7 case pursuant to section 726(a)(4) of the Bankruptcy Code or otherwise.

                  1.224 Subsidiary Claims and Interests means Claim against or an Interest in any of the Refco Entities held by any other Refco Entity other than the RCM Intercompany Claims.

                  1.225 Tranche A Litigation Trust Interests means the Litigation Trust Interests distributed to (i) the RCM Estate, (ii) Holders of Contributing Debtors General Unsecured Claims (which for the sake of clarity, shall not include the Secured Lender Claims or, the Senior Subordinated Note Claims) and (iii) the Holders of FXA General Unsecured Claims (which for the sake of clarity, shall not include FXA Convenience Class Claims, RCM Securities Customer Convenience Claims and RCM FX/General Unsecured Convenience Claims) in accordance with section 5.7(c) hereof.

                  1.226 Tranche B Litigation Trust Interests means interests in the Litigation Trust given by the beneficiaries of the Tranche A Litigation Trust Interests to Holders of Allowed Old Equity Interests that have made the Private Actions Trust Election and consisting of 3% of the first $500 million of Combined Recoveries, 7.5% of the Combined Recoveries greater than $500 million and 15% of the Combined Recoveries greater than $1 billion, as set forth in section 5.7(c) hereof.

                  1.227 Unclaimed Distribution Reserve means the reserve or reserves established in respect of unclaimed Distributions for FXA and the Contributing Debtors pursuant to Article VI of the Plan.

                  1.228 Unclassified Claims means Administrative Claims and Priority Tax Claims

                  1.229 Unimpaired means a Claim or Interest that is not impaired within the meaning of section 1124 of the Bankruptcy Code.

                  1.230 Voting Deadline means [ ], 2006 at [ ]p.m. (prevailing Eastern Time).

                  1.231 Voting Record Date means [ ].

                                   Plan - 20

                  1.232 VR means, collectively, VR Global Partners, L.P. and its affiliates.

                  1.233 VR/Leuthold Guarantee Claims means the Claims against RGL arising from (i) that certain guarantee agreement, dated July 11, 2003 between Refco Group Ltd., LLC and VR Capital Group Ltd., (ii) that certain guarantee agreement, dated July 11, 2003 between Refco Group Ltd., LLC and VR Argentina Recovery Fund, Ltd., (iii) that certain guarantee agreement, dated July 11, 2003 between Refco Group Ltd., LLC and VR Global Partners, L.P., and
(iv) that certain guarantee agreement, dated September 1, 2005 between Refco Group Ltd., LLC and Leuthold Funds, Inc. and (v) any other documents, agreements or transactions in any way related to (i) through (iv) above.

                  1.234 Wind-Down Reserves means the reserve accounts to be established and maintained by the Plan Administrator, on behalf of the Reorganized Debtors, to fund the administration of this Plan, including, but not limited to, compensation of the Plan Administrator and Administrative Professionals.

                  Rules Of Interpretation And Computation Of Time. For purposes of this Plan, unless otherwise provided herein: (a) whenever from the context it is appropriate, each term, whether stated in the singular or the plural, shall include both the singular and the plural; (b) unless otherwise provided in this Plan, any reference in this Plan to a contract, instrument, release, or other agreement or document being in a particular form or on particular terms and conditions means that such document shall be substantially in such form or substantially on such terms and conditions; (c) any reference in this Plan to an existing document or schedule filed or to be filed means such document or schedule, as it may have been or may be amended, modified, or supplemented pursuant to this Plan; (d) any reference to an entity as a Holder of a Claim or Interest includes that entity's successors and assigns; (e) all references in this Plan to sections and articles are references to sections and articles of or to this Plan; (f) the words "herein," "hereunder," and "hereto" refer to this Plan in its entirety rather than to a particular portion of this Plan; (g) captions and headings to articles and sections are inserted for convenience of reference only and are not intended to be a part of or to affect the interpretation of this Plan; (h) subject to the provisions of any contract, certificates of incorporation, by-laws, instrument, release, or other agreement or document entered into in connection with this Plan, the rights and obligations arising under this Plan shall be governed by, and construed and enforced in accordance with, federal law, including the Bankruptcy Code and Bankruptcy Rules; (i) the rules of construction set forth in section 102 of the Bankruptcy Code shall apply; (j) in computing any period of time prescribed or allowed by this Plan, the provisions of Bankruptcy Rule 9006(a) shall apply; (k) "including" means "including without limitation;" and (l) with reference to any Distribution under this Plan, "on" a date means on or as soon as reasonably practicable after that date.

                  Exhibits. All Exhibits to the Plan are incorporated into and are a part of this Plan as if set forth in full herein, and, to the extent not annexed hereto, such Exhibits shall be filed with the Bankruptcy Court on or before the Exhibit Filing Date. After the Exhibit Filing Date, copies of Exhibits can be obtained upon written request to Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York, 10036-6522 (Attn. David R. Hurst, Esq.), counsel to the Debtors or by downloading such Exhibits from the Bankruptcy Court's website at (registration required), the Refco website at http://www.refcoinc.com or http://www.refcodocket.com. To the extent any Exhibit is inconsistent with the terms of this Plan, unless otherwise ordered by the Bankruptcy Court, the non-Exhibit portion of this Plan shall control; provided, however, in all relevant cases, to the extent this Plan is inconsistent with the RCM Settlement Agreement, the RCM Settlement Agreement shall control.

                                   ARTICLE II

                     CLASSIFICATION OF CLAIMS AND INTERESTS

                  2.1 Introduction.

                  Pursuant to section 1122 of the Bankruptcy Code, set forth below is a designation of Classes of Claims against and Interests in the Debtors and RCM. In accordance with section 1 123(a)(1) of the Bankruptcy Code, Administrative Claims and Priority Tax Claims, as described below, have not been classified and are not

                                   Plan - 21
entitled to vote on the Plan. A Claim or Interest is placed in a particular Class only to the extent that the Claim or Interest falls within the description of that Class and is classified in other Classes to the extent that any portion of the Claim or Interest falls within the description of such other Classes. A Claim or Interest is also placed in a particular Class for the purpose of receiving Distributions pursuant to the Plan only to the extent that such Claim or Interest is an Allowed Claim in that Class and such Claim or Interest has not been paid, released, or otherwise settled prior to the Effective Date.

                  This Plan is premised on a consensual pooling of assets and liabilities by the Contributing Debtors solely to implement the settlements and compromises reached by the primary constituencies in the Chapter 11 Cases, including the Debtors, the RCM Trustee, the Committees, the Secured Lenders and certain of the Holders of Senior Subordinated Notes. If for any reason the Bankruptcy Court determines that such compromises and settlements, as embodied herein, should not be implemented as set forth herein, the Plan Proponents may elect to seek confirmation of the Plan on the basis of complete or partial substantive consolidation or on a Debtor by Debtor basis identifying sub-Classes of each of the listed Classes of Claims of the Contributing Debtors for each Contributing Debtor.

                  The provisions set forth below also describe the classification of RCM Claims and Interests, but the provisions applicable to the RCM Claims and Interests are qualified in their entirety by reference to the RCM Settlement Agreement with respect to the Claims against RCM. To the extent that the summary below conflicts with the provisions of the RCM Settlement Agreement, the terms and conditions set forth in the RCM Settlement Agreement and applicable provisions of the Bankruptcy Code shall govern. This Plan contemplates that on or prior to the Effective Date, the RCM Chapter 11 Case shall, upon notice and a hearing, be converted to a case under subchapter III of chapter 7 of the Bankruptcy Code unless the Debtors and the RCM Trustee agree that the RCM Estate should be administered under chapter 11 of the Bankruptcy Code. Any conversion of the RCM chapter 11 case to a case under subchapter III of chapter 7 or any dispute between the RCM Trustee and the Debtors regarding RCM remaining in chapter 11 will be determined or resolved upon motion of the RCM Trustee with notice to the parties listed on the service list maintained in these Chapter 11 Cases. Upon conversion of RCM's Chapter 11 Case to a case under chapter 7 of the Bankruptcy Code, this Plan shall proceed as a chapter 11 plan for the Debtors and shall constitute a settlement and compromise of Claims between the Estate of RCM and the Debtors, for which RCM and the Debtors seek approval simultaneously with the confirmation of this Plan.

                  The provisions set forth below also describe the classification of Secured Lender Claims, but the provisions applicable to the Secured Lender Claims are qualified in their entirety by reference to the Early Payment Order.

                  2.2 Classification of Claims and Interests of the Contributing Debtors.

                      (a) Unclassified Claims - Contributing Debtors (not entitled to vote on the Plan).

                          Administrative Claims.

                          Priority Tax Claims.

                      (b) Unimpaired Classes of Claims - Contributing Debtors (deemed to have accepted the Plan and, therefore, not entitled to vote on the Plan).

                          Class 1 - Non-Tax Priority Claims.

                          Class 2 - Other Secured Claims.

                          Class 3 - Secured Lender Claims.

                      (c) Impaired Classes of Claims - Contributing Debtors (Classes 4, 5 and 6 are entitled to vote on the Plan; Class 7 shall be deemed to have rejected the Plan and, therefore, is not entitled to vote on the Plan).

                                   Plan - 22

                          Class 4 - Senior Subordinated Note Claims.

                          Class 5(a) - General Unsecured Claims.

                          Class 5(b) - Related Claims

                          Class 6 - RCM Intercompany Claims.

                          Class 7 - Subordinated Claims.

Each of Classes 4 and 5 shall contain sub-Classes corresponding to each of the Contributing Debtors. A schedule of such sub-Classes is attached hereto as
Schedule 2.2(c).

                      (d) Impaired Classes of Interests - Contributing Debtors (deemed to have rejected the Plan and, therefore, not entitled to vote on the Plan).

                          Class 8 - Old Equity Interests.

                  2.3 Classification of Claims of FXA.

                      (a) Unclassified Claims - FXA (not entitled to vote on the
Plan).

                          Administrative Claims.

                          Priority Tax Claims.

                      (b) Unimpaired Classes of Claims - FXA (deemed to have accepted the Plan and, therefore, not entitled to vote on the Plan).

                          Class 1 - FXA Non-Tax Priority Claims.

                          Class 2 - FXA Other Secured Claims.

                          Class 3 - Secured Lender Claims.

                      (c) Impaired Classes of Claims - FXA (Classes 4, 5 and 6 are entitled to vote on the Plan; Class 7 shall be deemed to have rejected the Plan and, therefore, not entitled to vote on the Plan).

                          Class 4 - Senior Subordinated Note Claims.

                          Class 5(a) - FXA General Unsecured Claims.

                          Class 5(b) - Related Claims.

                          Class 6 - FXA Convenience Claims.

                          Class 7 - FXA Subordinated Claims.

                  2.4 Classification of Claims of RCM.

                      (a) Unclassified Claims - RCM (not entitled to vote on the
Plan).

                          Administrative Claims.


                                   Plan - 23

                          Priority Tax Claims.

                      (b) Unimpaired Classes of Claims - RCM (deemed to have accepted the Plan and, therefore, not entitled to vote on the Plan).

                          Class 1 - Non-Tax Priority Claims.

                          Class 2 - Other Secured Claims.

                      (c) Impaired Classes of Claims - RCM (Classes 3, 4, 5, 6, 7 and 8 are entitled to vote on the Plan; Class 9 shall be deemed to have rejected the Plan and, therefore, not entitled to vote on the Plan).

                          Class 3 - RCM FX/Unsecured Claims.

                          Class 4 - RCM Securities Customer Claims.

                          Class 5 - RCM Leuthold Metals Claims.

                          Class 6 - RCM FX/Unsecured Convenience Claims.

                          Class 7 - RCM Securities Customer Convenience Claims.

                          Class 8 - Related Claims.

                          Class 9 - RCM Subordinated Claims.


                                   ARTICLE III

                        TREATMENT OF CLAIMS AND INTERESTS

                  3.1 Treatment of Claims and Interests of the Contributing Debtors.

                      (a) Unclassified Claims - Contributing Debtors

                          (i) Administrative Claims. On the later of (a) the Effective Date, (b) the date on which its Administrative Claim becomes Allowed, or (c) the date on which its Administrative Claim becomes payable under any agreement relating thereto, each Holder of an Allowed Administrative Claim shall receive, in full and final satisfaction, settlement, release, and discharge of, and in exchange for, such Allowed Administrative Claim against the Contributing Debtors, Cash equal to the unpaid portion of such Administrative Claim in accordance with the allocation set forth in section 5.16 of the Plan. Notwithstanding the foregoing, (a) any Administrative Claim based on a liability incurred by a Contributing Debtor in the ordinary course of business during the Chapter 11 Cases may be paid in the ordinary course of business in accordance with the terms and conditions of any agreement relating thereto and (b) any Administrative Claim may be paid on such other terms as may be agreed on between the Holder of such Claim and the Contributing Debtors or the Plan Administrator. Subsection (b) of the second sentence in this section 3.1
     (a)(i) of the Plan shall not be construed to avoid the need for Court approval of an Administrative Claim when such Court approval is otherwise required by the Bankruptcy Code.

                          (ii) Priority Tax Claims. On the later of (a) the Effective Date or (b) the date on which its Priority Tax Claim becomes an Allowed Priority Tax Claim, in the sole discretion of the Contributing Debtors, each Holder of an Allowed Priority Tax Claim shall receive, in full and final satisfaction, settlement, release, and discharge of, and in exchange for, such Allowed Priority Tax Claim against the Contributing Debtors, (i) Cash equal to the unpaid portion of such Allowed Priority Tax Claim

                                   Plan - 24
     in accordance with the allocation set forth in section 5.16 of the Plan,
     (ii) treatment in any other manner such that its Allowed Priority Tax Claims shall not be impaired pursuant to section 1124 of the Bankruptcy Code, including payment in accordance with the provisions of section 1 129(a)(9)(C) of the Bankruptcy Code, or (iii) such other treatment as to which the Contributing Debtors or the Plan Administrator and such Holder shall have agreed upon in writing. Clause (iii) of the preceding sentence shall not be construed to avoid the need for Bankruptcy Court approval of a Priority Tax Claim when such Bankruptcy Court approval is otherwise required by the Bankruptcy Code.

                      (b) Unimpaired Classes of Claims - Contributing Debtors.

                          (i) Class 1 - Non-Tax Priority Claims. On (a) the Effective Date if such Non-Tax Priority Claim is an Allowed Non-Tax Priority Claim on the Effective Date or (b) the Quarterly Distribution Date following the date on which such Non-Tax Priority Claim becomes an Allowed Non-Tax Priority Claim against the Contributing Debtors, each Holder of an Allowed Class 1 Non-Tax Priority Claim shall receive, in full and final satisfaction, release, and discharge of, and in exchange for, such Allowed Non-Tax Priority Claim, Cash equal to the unpaid portion of such Allowed Non-Tax Priority Claim in accordance with the allocation set forth in section 5.16 of the Plan.

                          (ii) Class 2 - Other Secured Claims. On the Effective Date, each Holder of an Allowed Class 2 Other Secured Claim against the Contributing Debtors shall receive, in full and final satisfaction, settlement, release, and discharge of, and in exchange for, such Allowed Other Secured Claim, one of the following Distributions: (i) the payment of such Holder's Allowed Other Secured Claim in full, in Cash; (ii) the sale or disposition proceeds of the property securing such Allowed Other Secured Claim to the extent of the lesser of the amount of such Allowed Other Secured Claim and the value of the interests in such property; (iii) the surrender to the Holder or Holders of such Allowed Other Secured Claim of the property securing such Claim; or (iv) such other Distributions as shall be necessary to satisfy the requirements of section 1124 of the Bankruptcy Code.

                          (iii) Class 3 - Secured Lender Claims. The Secured Lender Claims against the Contributing Debtors shall be allowed to the extent provided in the Early Payment Order, the terms and conditions of which are incorporated by reference herein, and such Allowed Secured Lender Claims, to the extent not paid in Cash prior to the Effective Date, shall be paid in full in Cash. In addition, the Secured Lenders shall have the benefit of the releases to the full extent contemplated by paragraph 8 of the Early Payment Order and section 10.2 of the Plan.

                  (c)  Impaired Classes of Claims - Contributing Debtors.

                          (i) Class 4- Senior Subordinated Note Claims. On the Effective Date, each Holder of an Allowed Class 4 Senior Subordinated Note Claim against the Contributing Debtors shall receive, to the extent not previously paid, in full and final satisfaction, settlement, release, and discharge of, and in exchange for, such Allowed Senior Subordinated Note Claim and any and all Claims against the Refco Entities, its Pro Rata share of the Senior Subordinated Note Holder Distribution (subject to the Senior Subordinated Note Indenture Trustee Charging Lien); and the Debtors shall pay the Senior Subordinated Note Holder Fee Distribution; provided, however, to the extent that a Holder of an Allowed Class 4 Senior Subordinated Note Claim against the Contributing Debtors elects to not receive the Senior Subordinated Note Holder BAWAG Proceeds, such Holder's Distribution shall consist of its Pro Rata share of the Senior Subordinated Note Holder Distribution less such Holder's portion of the Senior Subordinated Note Holder BAWAG Proceeds. (ii) Class 5(a) - Contributing Debtors General Unsecured Claims. Subject to section 6.4 of this Plan, on the Effective Date (but in no case prior to payment in full of the Senior Subordinated Note Holder Distribution and the Senior Subordinated Note Holder Fee Distribution), each Holder of an Allowed Class 5(a) Contributing Debtors General Unsecured Claim shall receive, in full and final satisfaction, settlement, release, and discharge of, and in exchange for, such Allowed Contributing Debtors General Unsecured Claim and any and all Other Related Claims, its Pro Rata share of the

                                   Plan - 25

     Contributing Debtors General Unsecured Distribution; provided, however, to the extent that a Holder of an Allowed Class 5(a) General Unsecured Claim against the Contributing Debtors elects to not receive the Contributing Debtors General Unsecured BAWAG Proceeds, if any, such Holder's Distribution shall consist of its Pro Rata share of the Contributing Debtors General Unsecured Distribution less such Holder's portion of the Contributing Debtors General Unsecured BAWAG Proceeds.

                          (iii) Class 5(b) - Related Claims. On the Effective Date, pursuant to section 6.4 hereof, each Allowed Class 5(b) Related Claim against any Contributing Debtor shall be subordinated and shall receive no Distribution from the Contributing Debtors Distributive Assets unless and until such time as all Holders of Allowed Contributing Debtors General Unsecured Claims and Allowed RCM Intercompany Claims have been paid in full; provided, however, that any Holder of an RCM Related Claim that provides an RCM Related Claim Subordination Form in accordance with section 6.6(c) of this Plan shall, on account of its RCM Securities Customer Claim or RCM FX/Unsecured Claim (if Allowed), receive its applicable share of the RCM Distribution Reserve as more fully set forth in section 6.6(c) hereof.

                          (iv) Class 6- RCM Intercompany Claims. On the Effective Date (but in no case prior to payment in full of the Senior Subordinated Note Holder Distribution and the Senior Subordinated Note Holder Fee Distribution), the RCM Trustee, on behalf of RCM, shall receive the RCM Intercompany Claim Distribution.

                          (v) Class 7- Subordinated Claims. No Holder of a Class 7 Subordinated Claim against the Contributing Debtors shall be entitled to, nor shall it receive or retain, any property or interest in property on account of such Class 7 Subordinated Claim.

                      (d) Impaired Classes of Interests - Contributing Debtors.

                          (i) Class 8- Old Equity Interests. No Holder of a Class 8 Old Equity Interest shall be entitled to, nor shall it receive or retain, any property or interest in property on account of such Class 8 Old Equity Interest; provide, however, that Holders of Class 8 Old Equity Interests have been given certain rights to participate in the Litigation Trust and the Private Actions Trust as set forth in section 5.25 hereof.

                  3.2 Treatment of Claims of FXA.

                      (a) Unclassified Claims - FXA.

                          (i) Administrative Claims. On the later of (a) the Effective Date, (b)the date on which its Administrative Claim becomes Allowed, or (c) the date on which its Allowed Administrative Claim becomes payable under any agreement relating thereto, each Holder of an Administrative Claim against FXA shall receive, in full and final satisfaction, settlement, release, and discharge of, and in exchange for, such Allowed Administrative Claim, Cash equal to the unpaid portion of such Administrative Claim in accordance with the allocation set forth in section
     5.16 of the Plan. Notwithstanding the foregoing, (a) any Administrative Claim based on a liability incurred by FXA in the ordinary course of business during the Chapter 11 Cases may be paid in the ordinary course of business in accordance with the terms and conditions of any agreement relating thereto and (b) any Administrative Claim may be paid on such other terms as may be agreed on between the Holder of such Claim and FXA or the Plan Administrator. Subsection (b) of the second sentence in this section 3.2(a)(i) of the Plan shall not be construed to avoid the need for Court approval of an Administrative Claim when such Court approval is otherwise required by the Bankruptcy Code.

                          (ii) Priority Tax Claims. On the later of (a) the Effective Date or (b) the date on which its Priority Tax Claim becomes an Allowed Priority Tax Claim, in the sole discretion of FXA, each Holder of an Allowed Priority Tax Claim against FXA shall receive, in full and final satisfaction, settlement, release, and discharge of, and in exchange for, such Allowed Priority Tax Claim, (i) Cash equal to the unpaid portion of such Allowed Priority Tax Claim in accordance with the allocation set forth in

                                   Plan - 26

     section 5.16 of the Plan, (ii) treatment in any other manner such that its Allowed Priority Tax Claims shall not be impaired pursuant to section 1124 of the Bankruptcy Code, including payment in accordance with the provisions of section 1 129(a)(9)(C) of the Bankruptcy Code, or (iii) such other treatment as to which FXA or the Plan Administrator and such Holder shall have agreed upon in writing. Clause (iii) of the preceding sentence shall not be construed to avoid the need for Bankruptcy Court approval of a Priority Tax Claim when such Bankruptcy Court approval is otherwise required by the Bankruptcy Code.

                      (b) Unimpaired Classes of Claims - FXA.

                          (i) Class 1 - FXA Non-Tax Priority Claims. On (a) the Effective Date if such Non-Tax Priority Claim against FXA is an Allowed Non-Tax Priority Claim on the Effective Date or (b) the Quarterly Distribution Date following the date on which such Non-Tax Priority Claim becomes an Allowed Non-Tax Priority Claim, each Holder of an Allowed Class 1 Non-Tax Priority Claim against FXA shall receive, in full and final satisfaction, release, and discharge of, and in exchange for, such Allowed Class 1 FXA Non-Tax Priority Claim, Cash equal to the unpaid portion of such Allowed Class 1 FXA Non-Tax Priority Claim in accordance with the allocation set forth in section 5.16 of the Plan.

                          (ii) Class 2 - FXA Other Secured Claims. On the Effective Date, each Holder of an Allowed Class 2 Other Secured Claim against FXA shall receive, in full and final satisfaction, settlement, release, and discharge of, and in exchange for, such Allowed Class 2 Other Secured Claim, one of the following Distributions: (i) the payment of such Holder's Allowed Class 2 Other Secured Claim in full, in Cash; (ii) the sale or disposition proceeds of the property securing such Allowed Class 2 Other Secured Claim to the extent of the lesser of the amount of such Allowed Other Secured Claim and the value of the interests in such property; (iii) the surrender to the Holder or Holders of such Allowed Class 2 Other Secured Claim of the property securing such Claim; or (iv) such other Distributions as shall be necessary to satisfy the requirements of section 1124 of the Bankruptcy Code.

                          (iii) Class 3 - FXA Secured Lender Claims. The Secured Lender Claims against FXA shall be allowed to the extent provided in the Early Payment Order, the terms and conditions of which are incorporated by reference herein, and such Allowed Secured Lender Claims against FXA, to the extent not paid in Cash prior to the Effective Date, shall be paid in full in Cash. In addition, the Secured Lenders shall have the benefit of the releases to the full extent contemplated by paragraph 8 of the Early Payment Order and section 10.2 of the Plan.

                      (c) Impaired Classes of Claims - FXA.

                          (i) Class 4- FXA Senior Subordinated Note Claims. On the Effective Date, based on the agreements and settlement set forth in this Plan, each Holder of an Allowed Class 4 FXA Senior Subordinated Note Claim shall waive its share of the FXA General Unsecured Claims Distribution in return for the releases set forth in sections 10.2(a) and
     (b) of the Plan.

                          (ii) Class 5(a) - FXA General Unsecured Claims. On the Effective Date, each Holder of an Allowed Class 5(a) FXA General Unsecured Claim shall receive, in full and final satisfaction, settlement, release, and discharge of, and in exchange for, such Allowed Class 5(a) FXA General Unsecured Claim and any and all Other Related Claims, its Pro Rata share of the FXA General Unsecured Claim Distribution.

                          (iii) Class 5(b) -Related Claims. On the Effective Date, pursuant to section 6.4 hereof, each Allowed Class 5(b) Related Claim against FXA shall be subordinated and shall receive no Distribution from the FXA Distributive Assets unless and until such time as all Holders of Allowed FXA General Unsecured Claims have been paid in full; provided, however, that any holder of an RCM Related Claim that provides an RCM Related Claim Subordination Form in accordance with section 6.6(c) of this Plan shall, on account of its RCM Securities Customer Claim or RCM FX/Unsecured Claim (if Allowed), receive its applicable share of the RCM Distribution Reserve as more fully set forth in section 6.6(c) hereof.

                                   Plan - 27

                          (iv) Class 6- FXA Convenience Claims. On the Effective Date, each Holder of an Allowed Class 6 FXA Convenience Claim shall receive, in full and final satisfaction, settlement, release, and discharge of, and in exchange for, such Allowed Class 6 FXA Convenience Claim, Cash equal to 40% of its Allowed Class 6 FXA Convenience Claim. Holders of Allowed Class 6 FXA Convenience Claims shall not receive any interest in the Litigation Trust described in section 5.7 of this Plan.

                          (v) Class 7- FXA Subordinated Claims. No Holder of a Class 7 Subordinated Claim against FXA shall be entitled to, nor shall it receive or retain, any property or interest in property on account of such Class 7 Subordinated Claim.

                  3.3 TREATMENT OF CLAIMS OF RCM.

                  THE FOLLOWING SECTION IS A SUMMARY OF THE TREATMENT OF RCM CLAIMS SET FORTH IN THE RCM SETTLEMENT AGREEMENT AND APPLICABLE PROVISIONS OF THE BANKRUPTCY CODE. THIS PLAN SUMMARY OF THE TREATMENT OF RCM CLAIMS IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE RCM SETTLEMENT AGREEMENT. TO THE EXTENT THAT THE SUMMARY TREATMENT BELOW CONFLICTS WITH THE TREATMENT AFFORDED IN THE RCM SETTLEMENT AGREEMENT, THE TERMS AND CONDITIONS SET FORTH IN THE RCM SETTLEMENT AGREEMENT SHALL GOVERN THE TREATMENT OF RCM CLAIMS.

                      (a) Unclassified Claims - RCM.

                          (i) Administrative Claim. As is more fully set forth in and governed by the RCM Settlement Agreement and applicable provisions of the Bankruptcy Code, on the later of(a) the Effective Date, (b) the date on which its Administrative Claim becomes Allowed, or (c) the date on which its Administrative Claim becomes payable under any agreement relating thereto, each Holder of an Allowed Administrative Claim shall receive, in full and final satisfaction, settlement, release, and discharge of, and in exchange for, such Administrative Claim, Cash equal to the unpaid portion of such Allowed Administrative Claim in accordance with the allocation set forth in section 5.16 of the Plan. Notwithstanding the foregoing, (a) any Administrative Claim based on a liability incurred by RCM in the ordinary course of business during the Chapter 11 Cases may be paid in the ordinary course of business in accordance with the terms and conditions of any agreement relating thereto and (b) any Administrative Claim may be paid on such other terms as may be agreed on between the Holder of such Claim and the RCM Trustee. Subsection (b) of the second sentence in this section 3.3(a)(i) of the Plan shall not be construed to avoid relieving the need for Court approval of an Administrative Claim when such Court approval is otherwise required by the Bankruptcy Code.

                          (ii) Priority Tax Claims. As is more fully set forth in and governed by the RCM Settlement Agreement and applicable provisions of the Bankruptcy Code, on the later of(a) the Effective Date or (b) the date on which its Priority Tax Claim becomes an Allowed Priority Tax Claim, in the sole discretion of the RCM Trustee, each Holder of an Allowed Priority Tax Claim against RCM shall receive, in full and final satisfaction, settlement, release, and discharge of, and in exchange for, such Allowed Priority Tax Claim, (i) Cash equal to the unpaid portion of such Allowed Priority Tax Claim in accordance with the allocation set forth in section 5.16 of the Plan, (ii) treatment in any other manner such that its Allowed Priority Tax Claims shall not be impaired pursuant to section 1124 of the Bankruptcy Code, including payment in accordance with the provisions of section 1 129(a)(9)(C) of the Bankruptcy Code, or

                          (iii) such other treatment as to which the RCM Trustee and such Holder shall have agreed upon in writing. Clause (iii) of the preceding sentence shall not be construed to avoid the need for Bankruptcy Court approval of a Priority Tax Claim when such Bankruptcy Court approval is otherwise required by the Bankruptcy Code.

                      (b) Unimpaired Classes of Claims - RCM.

                          (i) Class 1 - RCM Non-Tax Priority Claims. As is more fully set forth in and governed by the RCM Settlement Agreement and applicable provisions of the Bankruptcy Code, on (a) the Effective Date if such Non-Tax Priority Claim is an Allowed Non-Tax Priority Claim against RCM on

                                   Plan - 28
     the Effective Date or (b) the Quarterly Distribution Date following the date on which such Non-Tax Priority Claim becomes an Allowed Non-Tax Priority Claim, each Holder of an Allowed Class 1 Non-Tax Priority Claim against RCM shall receive, in full and final satisfaction, release, and discharge of, and in exchange for, such Allowed Non-Tax Priority Claim, Cash equal to the unpaid portion of such Allowed Non-Tax Priority Claim in accordance with the allocation set forth in section 5.16 of the Plan.

                          (ii) Class 2 - RCM Other Secured Claims. As is more fully set forth in and governed by the RCM Settlement Agreement and applicable provisions of the Bankruptcy Code, on the Effective Date, each Holder of an Allowed Class 2 Other Secured Claim against RCM shall receive, in full and final satisfaction, settlement, release, and discharge of, and in exchange for, such Allowed Other Secured Claim, one of the following
     Distributions: (i) the payment of such Holder's Allowed Other Secured Claim in full, in Cash; (ii) the sale or disposition proceeds of the property securing such Allowed Other Secured Claim to the extent of the value of the interests in such property; (iii) the surrender to the Holder or Holders of such Allowed Other Secured Claim of the property securing such Claim; or
     (iv) such other Distributions as shall be necessary to satisfy the requirements of section 1124 of the Bankruptcy Code.

                      (c) Impaired Classes of Claims - RCM.

                          (i) Class 3 - RCMFX/Unsecured Claims. Subject to
     section 6.4 of this Plan, as is more fully set forth in and governed by the RCM Settlement Agreement, on the Effective Date, each Holder of an Allowed Class 3 RCM FX/Unsecured Claim shall receive, in full and final satisfaction, settlement, release, and discharge of, and in exchange for, such Allowed RCM FX/Unsecured Claim, its applicable share (as more fully set forth in the RCM Settlement Agreement) of (A) the RCM FX/Unsecured Claims Distribution and (B) unless a Holder elects not to provide a RCM Related Claim Subordination Form in respect of its RCM Related Claims, the RCM Cash Distribution and 50% of the RGL FXCM Distribution, which shall include, unless such Holder affirmatively elects otherwise prior to the Voting Deadline, the RCM BAWAG Proceeds portion of the RCM Cash Distribution.

                          (ii) Class 4 - RCM Securities Customer Claims. Subject to section 6.4 of this Plan, as is more fully set forth in and governed by the RCM Settlement Agreement, on the Effective Date, each Holder of an Allowed Class 4 RCM Securities Customer Claim shall receive, in full and final satisfaction, settlement, release, and discharge of, and in exchange for, such Allowed RCM Securities Customer Claim, its applicable share (as more fully set forth in the RCM Settlement Agreement) of (A) the RCM Securities Customer Claims Distribution and (B) unless a Holder elects not to provide a RCM Related Claim Subordination Form in respect of its RCM Related Claims, the RCM Cash Distribution and 50% of the RGL FXCM Distribution, which shall include, unless such Holder affirmatively elects otherwise prior to the Voting Deadline, the RCM BAWAG Proceeds portion of the RCM Cash Distribution.

                          (iii) Class 5 - RCM Leuthold Metals Claims. Subject to
     section 6.4 of this Plan, as is more fully set forth in and governed by the RCM Settlement Agreement, on the Effective Date, each Holder of an Allowed Class 5 RCM Leuthold Metals Claim shall receive, in full and final satisfaction, settlement, release, and discharge of, and in exchange for, such Allowed RCM Leuthold Metals Claim, its Pro Rata share of the RCM Leuthold Metals Claim Distribution.

                          (iv) Class 6 - RCM FX/Unsecured Convenience Claims. On the Effective Date, each Holder of an Allowed Class 6 RCM FX/Unsecured Convenience Claim shall receive, in full and final satisfaction, settlement, release, and discharge of, and in exchange for, such Allowed Class 6 RCM FX/Unsecured Convenience Claim, Cash equal to 60% of its Allowed Class 6 RCM FX/Unsecured Convenience Claim. Holders of Allowed Class 6 RCM FX/Unsecured Convenience Claims shall not receive any interest in the Litigation Trust described in section 5.7 of this Plan.

                          (v) Class 7 - RCM Securities Customer Convenience Claims. On the Effective Date, each Holder of an Allowed Class 7 RCM Securities Customer Convenience Claim shall receive, in full and final satisfaction, settlement, release, and discharge of, and in exchange for, such Allowed Class 7 RCM Securities Customer Convenience Claim, Cash equal to 100% of its Allowed Class

                                   Plan - 29

     7 RCM Securities Customer Convenience Claim. Holders of Allowed Class 7 RCM Securities Customer Convenience Claims shall not receive any interest in the Litigation Trust described in section 5.7 of this Plan.

                          (vi) Class 8 - Related Claims. On the Effective Date, pursuant to section 6.4 hereof, each Allowed Class 8 Other Related Claim against RCM shall be subordinated and shall receive no Distribution from RCM unless and until such time as all Holders of Allowed RCM FX/Unsecured Claims, Allowed RCM Securities Customer Claims and Allowed RCM Leuthold Metals Claims have been paid in full.

                          (vii) Class 9 - RCM Subordinated Claims. No Holder of a Class 6 Subordinated Claim against RCM shall be entitled to, nor shall it receive or retain, any property or interest in property on account of such Class 9 RCM Subordinated Claim. On the Effective Date, all Class 9 RCM Subordinated Claims shall be cancelled and extinguished.

                   3.4 Allowed Claims and Interests. Except as provided in the Early Payment Order, notwithstanding any provision herein to the contrary, the Disbursing Agent, on behalf of the Reorganized Debtors, and the RCM Trustee, on behalf of RCM, shall make Distributions only to Holders of Allowed Claims and Interests. A Holder of a Disputed Claim or Disputed Interest shall receive only a Distribution on account thereof when and to the extent that its Disputed Claim or Disputed Interest becomes an Allowed Claim or an Allowed Interest, as applicable.

                   3.5 Alternative Treatment. Notwithstanding any provision herein to the contrary, any Holder of an Allowed Claim or Interest may receive, instead of the Distribution or treatment to which it is entitled hereunder, any other less favorable Distribution or treatment to which it, the Plan Proponents and FXA (in respect of FXA), the Plan Administrator (in respect of the Contributing Debtors) or the RCM Trustee (in respect of RCM) may agree in writing.

                   3.6 Limitation on Recoveries. Notwithstanding anything contained herein to the contrary but subject to interest on Claims set forth in section 5.7 of the Plan, in the event that each Holder of an Allowed Claim in any Class of Claims is to receive Distributions in excess of one hundred percent (100%) of each Holder's Allowed Claim in such Class, then, any amounts remaining to be distributed to such Holders in excess of one hundred percent (100%) shall be redistributed to Holders of Allowed Claims or Interests immediately junior to such class as set forth in Article III of this Plan and shall be distributed in accordance with the provisions of the documents, instruments and agreements governing such Claims or Interests, including, without limitation, the RCM Settlement Agreement and the Bankruptcy Code.

                   3.7 Special Provision Regarding Unimpaired Claims. Except as otherwise provided in this Plan, the RCM Settlement Agreement or a Final Order of the Bankruptcy Court (including, without limitation, the Early Payment Order), nothing shall affect the Debtors', RCM's, the Reorganized Debtors' or Post-Confirmation RCM's rights and defenses, both legal and equitable, with respect to any Unimpaired Claims, including, but not limited to, all rights with respect to legal and equitable defenses to, setoffs against, or recoupments of Unimpaired Claims.

                  3.8 Claims and Interests of Non-Debtor Afiliates. Claims of Non-Debtor Affiliates (other than those of Refco LLC) against the Debtors or RCM, unless otherwise resolved prior to the Effective Date, shall be released and receive no Distribution under the Plan; provided, however, that, notwithstanding such release of Claims, the Contributing Debtors, RCM and the Non-Debtor Affiliates may, but are not obligated to, treat such Claims as though they survive solely for purposes of entering into netting or similar arrangements between the Contributing Debtors, RCM and one or more Non-Debtor Affiliates. Interests of Non-Debtor Affiliates shall be treated in accordance with the provisions of this Plan, including, but not limited to, sections 5.1 and 5.22 below.

                   3.9 Classification and Treatment of Intercompany Claims. Except as provided herein, Intercompany Claims among the Debtors or RCM are deemed to be resolved and satisfied by the provisions of and in accordance with this Plan. Notwithstanding the compromises and settlements set forth herein, each such

                                   Plan - 30

Intercompany Claim shall be deemed to be an unsatisfied liability of each of the Debtors and RCM immediately prior to their contribution of Contributed Claims to the Litigation Trust.

                  3.10 Claims of Debtors against RCM. Notwithstanding anything in this Plan to the contrary, Claims against RCM held by any other Debtor will receive no Distribution consistent with the settlement among RCM and the Debtors contained in and implemented by this Plan.

                                   ARTICLE IV
                       ACCEPTANCE OR REJECTION OF THE PLAN

                  4.1 Classes Entitled To Vote. Each Impaired Class of Claims of the Contributing Debtors, FXA or RCM that is entitled to receive or retain property or any interest in property under the Plan is entitled to vote to accept or reject the Plan. By operation of law, each Unimpaired Class of Claims is deemed to have accepted the Plan and, therefore, is not entitled to vote. Holders of Claims and Interests in Classes that are not entitled to receive or retain any property under the Plan are presumed to have rejected the Plan and such Holders are also not entitled to vote.

                  4.2 Acceptance By Impaired Classes. An Impaired Class of Claims shall have accepted the Plan if(i) the Holders of at least two-thirds in amount of the Allowed Claims actually voting in the Class have voted to accept the Plan and (ii) the Holders of more than one-half in number of the Allowed Claims actually voting in the Class have voted to accept the Plan, not counting the vote of any Holder designated under section 1126(e) of the Bankruptcy Code or any insider.

                  4.3 Presumed Acceptance by Unimpaired Classes. Classes 1, 2 and 3 of each of the Contributing Debtors and FXA and RCM Classes 1 and 2 are Unimpaired by this Plan. Under section 1126(f) of the Bankruptcy Code, Holders of such Claims or Interests are conclusively presumed to accept this Plan, and the votes of the Holders of such Claims or Interests will not be solicited.

                  4.4 Classes Deemed to Reject the Plan. Classes 7 and 8 of the Contributing Debtors, FXA Class 7 and RCM Class 9 are deemed to reject the Plan and, therefore, votes to accept or reject the Plan will not be solicited from Holders of Claims or Interests in such Classes.

                  4.5 Summary of Classes Voting on the Plan. As a result of the provision of sections 4.3 and 4.4 of this Plan, only the votes of Holders of Claims of the Contributing Debtors in Classes 4, 5 and 6, Holders of FXA Claims in Classes 4, 5 and 6 and Holders of RCM Claims in Classes 3, 4, 5,6 ,7 and 8 will be solicited with respect to this Plan.

                  4.6 Elimination Of Classes. Any Class that does not contain any Allowed Claims or any Claims temporarily allowed for voting purposes under Bankruptcy Rule 3018, as of the date of the commencement of the Confirmation Hearing, shall be deemed to have been deleted from the Plan for purposes of(a) voting to accept or reject the Plan and (b) determining whether it has accepted or rejected the Plan under section 1 129(a)(8) of the Bankruptcy Code.

                  4.7 Confirmation Pursuant to Section 1129(b) of the Bankruptcy Code. To the extent that any Impaired Class votes to reject the Plan or is deemed to have rejected it, the Plan Proponents shall request Confirmation of the Plan under section 1129(b) of the Bankruptcy Code.

                                   Plan - 31

                                    ARTICLE V
                      MEANS FOR IMPLEMENTATION OF THE PLAN

                  5.1 Merger Of Subsidiaries Into Refco Inc. On the Effective Date or as soon thereafter as practicable, (a) the members of the board of directors of each of the Affiliate Debtors, other than FXA, shall be deemed to have resigned and (b) each of the Affiliate Debtors shall be deemed to have merged with and into Refco Inc., with Refco Inc. as the surviving entity. Notwithstanding anything to the contrary in this section of the Plan, mergers in fact of each of the Affiliate Debtors, other than FXA, with and into Refco Inc. referenced in such section shall occur on the Effective Date. As soon as reasonably practicable after the Effective Date, the Plan Administrator, on behalf of the Reorganized Debtors, shall file all appropriate and required documentation with applicable state governmental agencies to reflect the occurrence of such mergers.

                  5.2 Continued Corporate Existence And Dissolution Of Reorganized Debtors.

                      (a) Refco Inc. and FXA shall continue to exist as Reorganized Refco and Reorganized FXA, respectively, after the Effective Date pursuant to the certificate of incorporation, certificate of formation or other corporate governance document, as applicable, and by-laws, operating agreement or other corporate governance document in effect prior to the Effective Date, except to the extent that such corporate governance documents are amended under the Plan, for the limited purposes of liquidating all of the assets of the Estates, and making Distributions in accordance with the Plan.

                      (b) As soon as practicable after the Plan Administrator, liquidates or otherwise disposes of assets of the Estates of the Reorganized Debtors and makes the final Distribution under the Plan, the Plan Administrator shall, at the expense of the Estates of the Reorganized Debtors and in consultation with the Plan Committee, (i) provide for the retention and storage of the books, records, and files that shall have been delivered to or created by the Plan Administrator until such time as all such books, records, and files are no longer required to be retained under applicable law, and file a certificate informing the Bankruptcy Court of the location at which such books, records, and files are being stored, (ii) file a certification stating that the Plan Administrator has liquidated or otherwise disposed of the assets of the Estates of the Reorganized Debtors and made a final Distribution under the Plan, (iii) file the necessary paperwork with the Office of the Secretary of State for the State of Delaware to effectuate the dissolution of the Reorganized Debtors in accordance with the laws of the State of Delaware, and (iv) resign as the sole officer, manager or director, as applicable, of the Reorganized Debtors. Upon the filing of the certificates described in sub-section (ii) of the preceding sentence, the Reorganized Debtors shall be deemed dissolved for all purposes without the necessity for any other or further actions to be taken by or on behalf of the Reorganized Debtors or payments to be made in connection therewith.

                      (c) The RCM Trustee shall have sole discretion with respect to determining the timing and manner of dissolution of Post-Confirmation RCM in accordance with the RCM Settlement Agreement and applicable provisions of the Bankruptcy Code.

                  5.3 Corporate Governance Documentation. The certificate of incorporation of Reorganized Refco shall be restated to, among other things: (a) authorize issuance of one share of new common stock, $0.01 par value per share that will be held by the Plan Administrator; (b) provide, pursuant to section 1 123(a)(6) of the Bankruptcy Code, for a provision prohibiting the issuance of non-voting equity securities; and (c) limit the activities of the Reorganized Refco to matters related to the implementation of the Plan and to matters reasonably incidental thereto. The corporate governance documents of Reorganized FXA shall be restated to, among other things: (a) provide, pursuant to section 1 123(a)(6) of the Bankruptcy Code, for a provision prohibiting the issuance of non-voting equity securities; and (b) limit the activities of the Reorganized FXA to matters related to the implementation of the Plan and to matters reasonably incidental thereto. The form of each restated corporate governance document is attached hereto as Exhibit C.

                  5.4 Directors, Managers And Oficers; Efectuating Documents; Further Transactions. From and after the Effective Date, the Plan Administrator shall serve as the sole officer and director or manager, as applicable, of the Reorganized Debtors and the RCM Trustee shall serve as the sole representative of RCM. The

                                   Plan - 32

Plan Administrator on behalf of the Reorganized Debtors, and the RCM Trustee, on behalf of RCM, shall be authorized to execute, deliver, file, or record such documents, instruments, releases, and other agreements and to take such actions as may be necessary or appropriate to effectuate and further evidence the terms and conditions of the Plan.

                  5.5 The Plan Administrator.

                      (a) Appointment. From and after the Effective Date, a person or entity designated by the Joint Sub- Committee (inclusive of its ex-officio members, but exclusive of Holders of Senior Subordinated Note Claims and the Senior Subordinated Note Indenture Trustee) prior to the Confirmation Date, shall serve as the Plan Administrator pursuant to the Plan Administrator Agreement and the Plan, until the resignation or discharge and the appointment of a successor Plan Administrator in accordance with the Plan Administrator Agreement and the Plan.

                      (b) Plan Administrator Agreement. Prior to or on the Effective Date, the Contributing Debtors and FXA shall execute a Plan Administrator Agreement in substantially the same form as Exhibit E hereto with the Plan Administrator. The form of Plan Administrator Agreement is hereby approved. Any nonmaterial modifications to the Plan Administrator Agreement by the Debtors prior to the Effective Date are hereby ratified. The Plan Administrator Agreement will contain provisions permitting the amendment or modification of the Plan Administrator Agreement necessary to implement the provisions of this Plan.

                      (c) Separate Administration of the RCM Estates. Notwithstanding anything herein to the contrary, all references in the Plan to the Plan Administrator shall refer exclusively to the administration of the Estates of the Contributing Debtors and FXA. The RCM Estate shall be administered separately by the RCM Trustee and the RCM Trustee shall wind down the RCM Estate in accordance with the terms and conditions set forth in the RCM Settlement Agreement and applicable provisions of the Bankruptcy Code.

                      (d) Rights, Powers, And Duties Of The Reorganized Debtors And The Plan Administrator. The Reorganized Debtors shall retain and have all the rights, powers, and duties necessary to carry out their responsibilities under the Plan. Such rights, powers, and duties, which shall be exercisable by the Plan Administrator on behalf of the Reorganized Debtors and the Estates pursuant to the Plan and the Plan Administrator Agreement, shall include, among others:

                          (i) liquidating the Reorganized Debtors' assets;

                          (ii) investing the Cash of the Estates of the Reorganized Debtors, including, but not limited to, the Cash held in the Reserves, in (A) direct obligations of the United States of America or obligations of any agency or instrumentality thereof that are backed by the full faith and credit of the United States of America, including funds consisting solely or predominantly of such securities, (B) money market deposit accounts, checking accounts, savings accounts or certificates of deposit, or other time deposit accounts that are issued by a commercial bank or savings institution organized under the laws of the United States of America or any state thereof, or (C) any other investments that may be permissible under section 345 of the Bankruptcy Code or as otherwise ordered by the Bankruptcy Court;

                          (iii) calculating and paying all Distributions in accordance with the terms of the Plan, the Plan Administrator Agreement, and other orders of the Bankruptcy Court by the Plan Administrator to Holders of Allowed Claims;

                          (iv) employing, supervising, and compensating professionals retained to represent the interests of and serve on behalf of the Reorganized Debtors and their Estates;

                          (v) making and filing tax returns for any of the Contributing Debtors, FXA or the Reorganized Debtors;

                                   Plan - 33

                          (vi) as provided in Article V, objecting to Claims or Interests filed against the Estates of any of the Contributing Debtors, FXA or the Reorganized Debtors on any basis except to the extent such Claims or Interests have previously been allowed by a Final Order;

                          (vii) seeking estimation of contingent or unliquidated Claims against the Contributing Debtors, FXA or the Reorganized Debtors under section 502(c) of the Bankruptcy Code;

                          (viii) seeking determination of tax liability for the Contributing Debtors, FXA and the Reorganized Debtors under section 505 of the Bankruptcy Code;

                          (ix) closing the Chapter 11 Cases of the Reorganized Debtors;

                          (x) dissolving and winding up the Reorganized Debtors;

                          (xi) exercising all powers and rights, and taking all actions, contemplated by or provided for in the Plan Administrator Agreement; and

                          (xii) taking any and all other actions necessary or appropriate to implement or consummate the Plan and the provisions of the Plan Administrator Agreement.

                  (e) Compensation Of The Plan Administrator. The Plan Administrator shall be compensated from the Wind-Down Reserve pursuant to the terms and conditions of the Plan Administrator Agreement. Any professionals retained by the Plan Administrator shall be entitled to reasonable compensation for services rendered and reimbursement of expenses incurred from the Wind-Down Reserve. The payment of the reasonable fees and expenses of the Plan Administrator and its retained professionals shall be made in the ordinary course of business and shall not be subject to the approval of the Bankruptcy Court; provided, however, that any disputes related to such fees and expenses shall be brought before the Bankruptcy Court.

                  (f) Indemnification. The Reorganized Debtors shall indemnify and hold harmless (i) the Plan Administrator (in its capacity as such and as officer, director or manager, as applicable of the Reorganized Debtors), (ii) such individuals as may serve as officers, directors or managers, as applicable of the Reorganized Debtors, if any, and (iii) the Administrative Professionals (collectively, the "Indemnified Parties"), from and against, and with respect to any and all liabilities, losses, damages, claims, costs, and expenses, including, but not limited to, attorneys' fees, arising out of or due to their actions or omissions, or consequences of such actions or omissions, other than acts or omissions resulting from such Indemnified Party's willful misconduct or gross negligence, with respect to the Reorganized Debtors or the implementation or administration of the Plan or Plan Administration Agreement. To the extent an Indemnified Party asserts a claim for indemnification as provided above, the legal fees and related costs incurred by counsel to the Indemnified Party in the defense of such claims giving rise to the asserted right of indemnification shall be advanced to such Indemnified Party (and such Indemnified Party undertakes to repay such amounts if it ultimately shall be determined that such Indemnified Party is not entitled to be indemnified therefor) out of the Wind-Down Reserve or any insurance purchased using the Wind-Down Reserve. The indemnification provisions of the Plan Administrator Agreement shall remain available to and be binding upon any former Plan Administrator or the estate of any decedent Plan Administrator and shall survive the termination of the Plan Administrator Agreement.

                  (g) Insurance. The Plan Administrator shall be authorized to obtain and pay for out of the Wind-Down Reserve all reasonably necessary insurance coverage for itself, its agents, representatives, employees, or independent contractors, and the Reorganized Debtors, including, but not limited to, coverage with respect to (i) any property that is or may in the future become the property of the Reorganized Debtors or their Estates and (ii) the liabilities, duties, and obligations of the Plan Administrator and its agents, representatives, employees, or independent contractors under the Plan Administrator Agreement (in the form of an errors and omissions policy or otherwise), the latter of which insurance coverage may, at the sole option of the Plan Administrator, remain in effect for a reasonable period (not to exceed seven years) after the termination of the Plan Administrator Agreement.

                                   Plan - 34

                  (h) Authority To Object To Claims And Interests And To Settle Disputed Claims. From and after the Effective Date, the Plan Administrator, on behalf of the Reorganized Debtors, shall be authorized, with respect to those Claims or Interests which are not Allowed hereunder or by Court order, after consultation with the Plan Committee, (i) to object to any Claims or Interests filed against any of the Contributing Debtors' or FXA's Estates and (ii) pursuant to Bankruptcy Rule 9019(b) and section 105(a) of the Bankruptcy Code, to compromise and settle Disputed Claims against any of the Contributing Debtors' or FXA's Estates, in accordance with the following procedures, which shall constitute sufficient notice in accordance with the Bankruptcy Code and the Bankruptcy Rules for compromises and settlements of claims:

                          (i) If the proposed face amount at which the Disputed Claim is to be allowed is less than or equal to $500,000, the Plan Administrator shall be authorized and empowered to settle the Disputed Claim and execute necessary documents, including a stipulation of settlement or release, in its sole discretion and without notice to any party or Bankruptcy Court approval and the Plan Administrator shall have no liability to any party for the reasonableness of such settlement, except to the extent such settlement is determined by a Final Order to have been the product of the Plan Administrator's gross negligence or willful misconduct.

                          (ii) If the proposed face amount at which the Disputed Claim is to be allowed is greater than $500,000, but less than or equal to $10 million, the Plan Administrator, on behalf of the Reorganized Debtors, shall be authorized and empowered to settle such Disputed Claim and execute necessary documents, including a stipulation of settlement or release, only upon receipt of Plan Committee approval or, if such approval of the Plan Committee is not forthcoming, upon Bankruptcy Court approval of such settlement.

                          (iii) If the proposed face amount at which the Disputed Claim is to be allowed is greater than $10 million, the Plan Administrator shall be authorized and empowered to settle the Disputed Claim and execute necessary documents, including a stipulation of settlement or release, only upon receipt of Plan Committee and Bankruptcy Court approval of such settlement.

Other than as set forth in section 5.21 herein, parties in interest (other than the Reorganized Debtors and Plan Administrator, whose objection deadlines are set forth in section 8.1 of the Plan) shall have 90 days following the Effective Date to object to any Claims or Interests filed against any of the Contributing Debtors' or FXA's Estates to the extent that under the Bankruptcy Code such parties are permitted (to the extent not previously allowed pursuant to the Plan or by order of the Bankruptcy Court), and have standing, to assert such objections. Notwithstanding anything to the contrary in this section of the Plan, Disputed Claims may not be resolved absent Bankruptcy Court approval under the procedures set forth in this section of the Plan until the date that is on or after 90 days following the Effective Date.

                  5.6  Administration of Post-Confirmation RCM.

                      (a) Rights, Powers, And Duties Of The RCM Trustee. The RCM Trustee shall retain and have all the rights, powers, and duties necessary to carry out his responsibilities under the Plan, the RCM Settlement Agreement or applicable law. Such rights, powers, and duties, which shall be exercisable by the RCM Trustee on behalf of Post-Confirmation RCM and the RCM Estate pursuant to the Plan and the RCM Settlement Agreement, shall include, among others:

                          (i) liquidating Post-Confirmation RCM's assets;

                          (ii) investing Post-Confirmation RCM's Cash, including, but not limited to, the Cash held in any reserves, in (A) direct obligations of the United States of America or obligations of any agency or instrumentality thereof that are backed by the full faith and credit of the United States of America, including funds consisting solely or predominantly of such securities, (B) money market deposit accounts, checking accounts, savings accounts or certificates of deposit, or other time deposit accounts that are issued by a commercial bank or savings institution organized under the laws of the United States of

                                   Plan - 35

      America or any state thereof, or (C) any other investments that may be permissible under section 345 of the Bankruptcy Code or as otherwise order by the Bankruptcy Court;

                          (iii) calculating and paying all Distributions to be made under the Plan, the RCM Settlement Agreement, and other orders of the Bankruptcy Court to Holders of Allowed Claims against RCM;

                          (iv) employing, supervising, and compensating professionals retained to represent the interests of and serve on behalf of the Post-Confirmation RCM including professionals engaged for the valuation, sale or other disposition of Post-Confirmation RCM's assets or proceeds thereof;

                          (v) making and filing tax returns, if any are required, for Post-Confirmation RCM;

                          (vi) as provided in Article V, objecting to Claims or Interests filed against RCM or Post-Confirmation RCM on any basis except to the extent such Claims or Interests have previously been Allowed;

                          (vii) seeking estimation of contingent or unliquidated Claims against RCM or Post-Confirmation RCM under section 502(c) of the Bankruptcy Code;

                          (viii) seeking determination of tax liability, if any, for RCM and Post-Confirmation RCM under section 505 of the Bankruptcy Code;

                          (ix) closing the RCM Chapter 11 Case or chapter 7 case;

                          (x) dissolving and winding up Post-Confirmation RCM;

                          (xi) exercising all powers and rights, and taking all actions, contemplated by or provided for in the RCM Settlement Agreement or applicable law; and

                          (xii) taking any and all other actions necessary or appropriate to implement or consummate the Plan and the provisions of the RCM Settlement Agreement or to administer the RCM Estate.

                      (b) Authority To Object To Claims And Interests And To Settle Disputed Claims. From and after the Effective Date, the RCM Trustee, on behalf of Post-Confirmation RCM, shall be authorized, with respect to those Claims or Interests which are not Allowed hereunder, under the RCM Settlement Agreement or by Court order (i) to object to any Claims or Interests filed against the RCM Estate and (ii) pursuant to Bankruptcy Rule 9019(b) and section 105(a) of the Bankruptcy Code, to compromise and settle any such Disputed Claims asserted against RCM.

                  5.7  Litigation Trust.

                      (a) Establishment of the Litigation Trust. The Litigation Trust shall be established for pursuit of the Contributed Claims and shall become effective on the Effective Date as summarized below and in accordance with the terms and conditions set forth in more detail in the Litigation Trust Agreement attached hereto as Exhibit F. The Litigation Trustee will be selected by the Joint Sub-Committee (inclusive of its ex-officio members, but exclusive of Holders of Senior Subordinated Note Claims and the Senior Subordinated Note Indenture Trustee), and shall be identified in advance of the Confirmation Hearing and approved by the Bankruptcy Court at the Confirmation Hearing.

                      (b) Transfer ofAssets. The transfer of the Contributed Claims to the Litigation Trust shall be made, as provided herein, for the ratable benefit of the Litigation Trust Beneficiaries as set forth herein. On the Effective Date, the Contributed Claims, held by the Debtors and RCM on behalf of the Litigation Trust

                                   Plan - 36

Beneficiaries shall be transferred to the Litigation Trust in exchange for Litigation Trust Interests for the ratable benefit of the Litigation Trust Beneficiaries. Upon transfer of the Contributed Claims to the Litigation Trust, the Debtors, RCM and the Plan Administrator shall have no interest in or with respect to the Contributed Claims or the Litigation Trust and the Litigation Trustee shall be a representative of the Estates pursuant to sections 1 123(a)(5), (a)(7) and (b)(3)(B) of the Bankruptcy Code with respect to the Contributed Claims. To the extent that any Contributed Claims cannot be transferred to the Litigation Trust because of a restriction on transferability under applicable non-bankruptcy law that is not superseded or preempted by section 1123 of the Bankruptcy Code or any other provision of the Bankruptcy Code, such Contributed Claims shall be deemed to have been retained by the Reorganized Debtors and RCM, as applicable, and the Litigation Trustee shall be deemed to have been designated as a representative of the Estates pursuant to section 1 123(b)(3)(B) of the Bankruptcy Code to enforce and pursue such Contributed Claims on behalf of the Estates. Notwithstanding the foregoing, all net proceeds of the Contributed Claims shall be transferred to the Effective Beneficiaries consistent with the remaining provisions of this Plan and the Litigation Trust Agreement.

                      (c) Structure of the Litigation Trust and Trust Distributions. The Litigation Trust shall be structured in a manner that provides for a Tranche A and a Tranche B. All Contributed Claims Recoveries, whether applicable to Tranche A or Tranche B, will be distributed Pro Rata according to the beneficial interests in Tranche A and Tranche B. The Litigation Trustee (in consultation with the Litigation Trust Committee) may establish further separate sub-Tranches, as necessary, in respect of the beneficial interests of the Litigation Trust Beneficiaries in Tranche A and Tranche B. To the extent deemed "securities," the Litigation Trust Interests (or any redistribution of such interests or related interests by the RCM Trustee to the Holders of Allowed RCM Securities Customer Claims and Allowed RCM FX/Unsecured Claims) will be exempt from registration to the extent provided in section 1145 of the Bankruptcy Code.

                          (i) Tranche A Litigation Trust Interests.
     Beneficiaries of Tranche A Litigation Trust Interests will be the RCM Estate (for Distribution in accordance with the RCM Settlement Agreements), Holders of Allowed Contributing Debtors General Unsecured Claims (which for the sake of clarity, shall not include the Secured Lenders, the Senior Subordinated Note Indenture Trustee or the Holders of Senior Subordinated Notes) and Holders of Allowed FXA General Unsecured Claims (which for the sake of clarity, shall not include Holders of FXA Convenience Class Claims, RCM Securities Customer Convenience Claims or RCM FX/General Unsecured Convenience Claims) and such Beneficiaries shall share the Tranche A Litigation Trust Interests Pro Rata based on (x) in the case of the RCM Estate, the aggregate amount of Allowed RCM Implied Deficiency Claims and the Allowed RCM FX/Unsecured Claims and (y) in the case of Holders of Contributing Debtors General Unsecured Claims and the Holders of FXA General Unsecured Claims, the amount of each such Holder's Allowed Claim.

                          (ii) Tranche B Litigation Trust Interests.
     Beneficiaries of Tranche B Litigation Trust Interests will be the Holders of Old Equity Interests who have made a Private Actions Trust Election and such Beneficiaries shall share the Tranche B Litigation Trust Interests Pro Rata based on the number of shares held by the Holders of such Interests or the number of shares previously held to the extent that the Holder has asserted a Claim related to such shares.

                      (d) Management of the Litigation Trust. The Litigation Trust shall be managed and operated by the Litigation Trustee. A committee composed of VR and four Holders of Claims against RCM that do not assert Claims against any Contributing Debtor based on guarantees or other direct contractual undertakings shall have certain approval rights on key issues relating to the operation and management of the Litigation Trust. The Four members (other than VR) shall be selected by the Joint Sub-Committee (inclusive of its ex-officio members, but exclusive of Holders of Senior Subordinated Note Claims and the Senior Subordinated Note Indenture Trustee). No Holder of Tranche A Litigation Trust Interests (except to the extent such Holder is a member of the Litigation Trust Committee) and no Holder of Tranche B Litigation Trust Interests shall have any consultation or approval rights whatsoever in respect of management and operation of the Litigation Trust

                      (e) Funding the Litigation Trust. The Litigation Trust may be funded (i) from a loan that is non-recourse to RCM, the Debtors or the Estates, secured only by the proceeds of the Contributed Claims from one or more lenders who agree to make such loan on terms acceptable to the RCM
Trustee, the Committees

                                   Plan - 37
and the Super Majority (as defined in the RCM Settlement Agreement) or (ii) with up to $25 million drawn from the Contributing Debtors Distributive Assets, deducted on a Pro Rata basis from the Distributions that otherwise would be made to (x) Holders of Contributing Debtors General Unsecured Claims in accordance with the calculation of the Contributing Debtors General Unsecured Distribution and (y)to the RCM Estate in accordance with the calculation of the RCM Intercompany Claims Distribution in section 3.1 of this Plan. Any failure or inability of the Litigation Trust to obtain funding will not affect the consummation of this Plan.

                      (f) Distributions by the Litigation Trust. Any Contributed Claims Recoveries will first be used to repay the funding described in section 5.7(e) above and then will be transferred to the Disbursing Agent or the RCM Trustee, as applicable, for distribution to the Litigation Trust Beneficiaries as set forth herein. In addition, to the extent that the Reorganized Debtors or Post-Confirmation RCM become liable for the payment of any Claims arising under section 502(h) of the Bankruptcy Code by reason of the Litigation Trustee's prosecution of the Litigation Claims, the Litigation Trustee will be responsible for making Distributions on account of such Claims from the assets of the Litigation Trust.

                      (g) Cash-Out Option. As set forth more fully in the Cash-Out Option Agreement, if any, the form of which would be attached as an exhibit to the Litigation Trust Agreement, one or more third parties may offer, to Purchase Litigation Trust Interests from the Litigation Trust Beneficiaries.

                      (h) Duration of Trust. The Litigation Trust shall have an initial term of five (5) years, provided that if reasonably necessary to realize maximum value with respect to the assets in the Litigation Trust and following Bankruptcy Court approval, the term of the Litigation Trust may be extended for one or more one (1) year terms. The Litigation Trust may be terminated earlier than its scheduled termination if(i) the Bankruptcy Court has entered a Final Order closing all of or the last of the Chapter 11 Cases pursuant to section 350(a) of the Bankruptcy Code and the RCM Case to the extent the RCM Case was converted to chapter 7; and (ii) the Litigation Trustee has administered all assets of the Litigation Trust and performed all other duties required by the Plan and the Litigation Trust Agreement.

                      (i) Certain Federal Income Tax Matters.

                      (j) For federal income tax purposes, the Debtors, RCM, the Litigation Trustee and the Effective Beneficiaries will treat the transfer of assets to the Litigation Trust and issuance of Litigation Trust Interests as a transfer by the Debtors and RCM of the assets to the Effective Beneficiaries, followed by a transfer of such assets by the Effective Beneficiaries to the Litigation Trust in exchange for direct or indirect beneficial interests in the Litigation Trust. For federal income tax purposes, the Effective Beneficiaries will be treated as the grantors, deemed owners and beneficiaries of the Litigation Trust.

                      (k) The Litigation Trustee, the Debtors and RCM will determine the fair market value as of the Effective Date of all assets transferred to the Litigation Trust, and such determined fair market value shall be used by the Debtors, RCM, the Litigation Trust, the Litigation Trustee and the Effective Beneficiaries for all federal income tax purposes.

                  5.8  Private Actions Trust.

                      (a) On the Effective Date the Private Actions Trust will be established on the terms set forth in the Private Actions Trust Agreement attached hereto as Exhibit G. The Private Actions Trust shall hold certain claims and causes of action against third-parties owned by Holders of Claims or Interests against RCM or the Debtors and which claims, even after contribution, are not assets of the Estates. Beneficiaries of the Private Actions Trust will be Holders of Contributing Debtors General Unsecured Claims, FXA General Unsecured Claims, RCM Securities Customer Claims, RCM FX/Unsecured Claims and those Old Equity Interests that make the Private Actions Trust Election, who shall be given interests in the Private Actions Trust to the same extent as in the Litigation Trust; provided, however, that a secondary purchaser of a Contributing Debtors General Unsecured Claim, FXA General Unsecured Claim, RCM Securities Customer Claim or RCM FX/Unsecured Claim may participate in the Private Actions Trust only if such purchaser has received an assignment of Non-Estate Refco Claims from the

                                   Plan - 38
original holder of such claims and has elected to (i) assign such Non-Estate Refco Claims to the Private Actions Trust and (ii) assign (or cause to be assigned) its allocable share of any proceeds of Class Action Claims to the Private Actions Trust. The Private Actions Trust shall be managed and operated by the Private Actions Trustee. The Private Actions Trustee will be selected by the members of the Joint Sub-Committee (inclusive of its ex-officio members, but exclusive of Holders of Senior Subordinated Note Claims and the Senior Subordinated Note Indenture Trustee) that have signed the Plan Support Agreement and thereby agreed to assign their Non-Estate Refco Claims to the Private Actions Trust, and shall be identified in advance of the Confirmation Hearing and approved by the Bankruptcy Court at the Confirmation Hearing. A committee composed of VR and four Holders of Claims against RCM that do not assert Claims against any Contributing Debtor based on guarantees or other direct contractual undertakings (in each case, only to the extent such parties have assigned their Non-Estate Refco Claims to the Private Actions Trust) shall have certain approval rights on key issues relating to the operation and management of the Private Actions Trust. The Four members (other than VR) shall be selected by the members of the Joint Sub-Committee (inclusive of its ex-officio members, but exclusive of Holders of Senior Subordinated Note Claims and the Senior Subordinated Note Indenture Trustee) that have signed the Plan Support Agreement and thereby agreed to assign their Non-Estate Refco Claims to the Private Actions Trust.

                      (b) To the extent that any Non-Estate Refco Claims cannot be transferred to the Private Actions Trust because of a restriction on transferability under applicable non-bankruptcy law that is not superseded or preempted by section 1123 of the Bankruptcy Code or any other provision of the Bankruptcy Code, such Non-Estate Refco Claims shall be deemed to have been retained by the grantor, as applicable, and the Private Actions Trustee shall be deemed to have been designated as a representative of such grantor to enforce and pursue such Non-Estate Refco Claims on behalf of such grantor. Notwithstanding the foregoing, all net proceeds of such Non-Estate Refco Claims shall be transferred to the Private Actions Trust Beneficiaries consistent with the other provisions of this Plan and the Private Actions Trust Agreement.

                  5.9 No Revesting of Assets. Other than as set forth herein, the remaining property of the respective Estates, other than the Contributed Claims, which shall be transferred to and vest in the Litigation Trust, shall not revest in the Debtors or RCM on or following the Confirmation Date or Effective Date, but shall remain property of the respective Estates and continue to be subject to the jurisdiction of the Bankruptcy Court until distributed to Holders of Allowed Claims in accordance with the provisions of the Plan, the Confirmation Order and the RCM Settlement Agreement. From and after the Effective Date, all such property shall be distributed in accordance with the provisions of the Plan, the Confirmation Order and the RCM Settlement Agreement, without further order of the Court (except as specifically required). For the avoidance of doubt, the Debtors' or RCM's insurance policies shall remain property of their respective Estates in accordance with this section of the Plan, and shall not be subject to the rejection provisions of section 7.1 of the Plan.

                  5.10 Preservation of Rights of Action; Settlement of
Litigation

                      (a) Preservation Of Rights Of Action. Except as otherwise provided herein, the Confirmation Order, the RCM Settlement Agreement, or in any other Plan Document, in accordance with section 1123(b) of the Bankruptcy Code, the Reorganized Debtors and RCM shall retain all Retained Causes of Action notwithstanding the Confirmation of the Plan and the occurrence of the Effective Date, to be administered and prosecuted after the Effective Date pursuant to the terms of the Plan.

                      (b) Settlement Of Litigation Claims Prior to the Efective Date. At any time prior to the Effective Date, notwithstanding anything in the Plan to the contrary, the Debtors (and the RCM Trustee on behalf of RCM with respect to Litigation Claims of RCM) may settle any or all of the Litigation Claims with Bankruptcy Court approval pursuant to Bankruptcy Rule 9019, following notice to parties-in-interest and a hearing. Any net proceeds obtained in respect of Litigation Claims prior to the Effective Date shall be contributed to the Litigation Trust.

                  5.11 The Committees and the Plan Committee.

                      (a) Dissolution of the Committees. The Committees shall continue in existence until the Effective Date to exercise those powers and perform those duties specified in section 1103 of the Bankruptcy

                                   Plan - 39

Code and such other duties as they may have been assigned by the Bankruptcy Court prior to the Effective Date. On the Effective Date, the Committees shall be dissolved and their members shall be deemed released of all their duties, responsibilities and obligations in connection with the Chapter 11 Cases or the Plan and its implementation, and the retention or employment of the Committees' attorneys, accountants, professionals and other agents shall terminate, except with respect to (i) all Professional Fees, (ii) any appeals of the Confirmation Order and (iii) the continuation and completion of any litigation to which the Creditors' Committee or the Additional Committee, as applicable, is a party as of the Effective Date. All expenses of members of the Committees and the fees and expenses of the Committees' professionals through the Effective Date shall be paid in accordance with any applicable orders of the Bankruptcy Court. Counsel to the Committees shall be entitled to reasonable compensation and reimbursement of actual, necessary expenses for post-Effective Date activities authorized hereunder without further court approval upon the submission of invoices to the Reorganized Debtors. Following the Effective Date, subject to actual conflicts of interest, none of the Committees' professionals shall be precluded from representing any entity acting for any successor fiduciaries or other entities created by this Plan, including the Plan Administrator, Plan Committee, Litigation Trustee or any of the Reorganized Debtors.

                      (b) Creation of Plan Committee; Procedures.

                          (i) Unless there are no parties in interest willing to serve, on the Effective Date, the Plan Committee shall be formed and constituted. The Plan Committee shall be of a size determined by and composed of members chosen by the Joint Sub-Committee (exclusive of the Senior Subordinated Note Indenture Trustee and any Holder of a Senior Subordinated Note Claim); provided, however, that the Plan Committee shall include VR, Leuthold and Cargill and shall include the Senior Subordinated
     Note Indenture Trustee until such time as all payments in respect of the Senior Subordinated Note Holder Distribution have been made. All proposed members of the Plan Committee shall be disclosed to the Bankruptcy Court on or before the Confirmation Hearing. Membership on the Plan Committee shall be on an institutional and not on an individual basis. In the event that a member of the Plan Committee resigns from its position on the Plan Committee, the remaining members shall have the right to designate its successor on the Plan Committee as set forth in the Plan Administrator Agreement. The Plan Committee shall, absent further order of the Bankruptcy Court, have not fewer than three members.

                          (ii) In the event that there are fewer than three members of the Plan Committee for a period of sixty (60) consecutive days, then the Plan Administrator may, during such vacancy and thereafter, in its sole discretion, ignore any reference in the Plan, the Plan Administrator Agreement or the Confirmation Order to the Plan Committee, and all references to the Plan Committee's ongoing duties and rights in the Plan, the Plan Administrator Agreement and the Confirmation Order shall be null and void.

                      (c) Standing of Plan Committee. The Plan Committee shall have independent standing to appear and be heard in the Bankruptcy Court as to any matter relating to the Plan, the Plan Administrator, the Estates or the Reorganized Debtors, including any matter as to which the Bankruptcy Court has retained jurisdiction pursuant to Article XI of the Plan.

                      (d) Function and Duration; Compensation and Expenses. The Plan Committee shall have ultimate supervisory authority over the Plan Administrator (but shall have no authority over the RCM Trustee, the RCM Estate or the Litigation Trustee, in such capacity). The Plan Administrator shall report to the Plan Committee and the Plan Committee shall have the power to remove the Plan Administrator with or without cause. The Plan Committee (i) shall be responsible for (A) instructing and supervising the Reorganized Debtors and the Plan Administrator with respect to their responsibilities under the Plan and the Plan Administrator Agreement, (B) reviewing and approving the prosecution of adversary and other proceedings, if any, including approving proposed settlements thereof, (C) reviewing and approving objections to and proposed settlements of Disputed Claims against the Contributing Debtors, FXA or the Reorganized Debtors, (D) performing such other duties that may be necessary and proper to assist the Plan Administrator and its retained professionals, and
(ii) shall remain in existence until such time as the final Distributions under the Plan have been made by the Disbursing Agent, on behalf of the Reorganized Debtors. The members of the Plan Committee shall serve without compensation for their performance of services as members of the Plan Committee, except that they shall be entitled to reimbursement of reasonable expenses by the

                                   Plan - 40

Reorganized Debtors to be paid from the Wind-Down Reserve. The Plan Committee may retain counsel or other professionals who shall be entitled to reasonable compensation and reimbursement of actual, necessary expenses to be paid from the Wind-Down Reserve upon the submission of invoices to the Reorganized Debtors; provided, however, that any disputes related to such fees and expenses may be brought before the Bankruptcy Court.

                      (e) Liability; Indemnification. Neither the Plan Committee, nor any of its members or designees, nor any duly designated agent or representative of the Plan Committee, or their respective employees, shall be liable for the act or omission of any other member, designee, agent or representative of the Plan Committee, nor shall any member be liable for any act or omission taken or omitted to be taken in its capacity as a member of the Plan Committee, other than acts or omissions resulting from such member's willful misconduct or gross negligence. The Reorganized Debtors shall indemnify and hold harmless the Plan Committee and its members and designees, and any duly designated agent or representative thereof (in their capacity as such), from and against and with respect to any and all liabilities, losses, damages, claims, costs and expenses, including, but not limited to, attorneys' fees arising out of or due to their actions or omissions, or consequences of such actions or omissions, other than as a result of their willful misconduct or gross negligence, with respect to the Reorganized Debtors or the implementation or administration of the Plan. To the extent the Reorganized Debtors indemnify and holds harmless the Plan Committee and its members and designees, or any duly designated agent or representative thereof (in their capacity as such), as provided above, the legal fees and related costs incurred by counsel to the Plan Committee in monitoring and participating in the defense of such claims giving rise to the right of indemnification shall be advanced to the Plan Committee (and the Plan Committee undertakes to repay such amounts if it ultimately shall be determined that the Plan Committee is not entitled to be indemnified therefor) out of the Wind-Down Reserve or any applicable insurance.

                  5.12 Fee Committee. From and after the Confirmation Date, the members of the Fee Committee (including the RCM Trustee) and the Fee Committee's professionals shall continue to serve and be authorized to continue, in a manner consistent with practice before the Confirmation Date, to review, analyze, and prepare advisory reports with respect to applications for the payment of fees and the reimbursement of expenses of professionals retained in the Chapter 11 Cases pursuant to an order of the Bankruptcy Court during the period up to and including the Confirmation Date, including, without limitation, final fee applications in accordance with sections 328, 330, 331, and 503 of the Bankruptcy Code. From and after the Confirmation Date, the Reorganized Debtors shall pay the reasonable fees and expenses of the members of the Fee Committee to satisfy their duties and responsibilities. Notwithstanding the foregoing, unless otherwise provided by the Bankruptcy Court, the Fee Committee shall be dissolved and the members thereof and the professionals retained by the Fee Committee shall be released and discharged from their respective obligations upon the earlier to occur of(i) the date which is six (6) months after the Confirmation Date and (ii) resolution of all duties of the Fee Committee set forth in this section of the Plan.

                  5.13 Cancellation of Securities, Instruments, and Agreements Evidencing Claims and Interests. With the exception of the LLC Interests of FXA and RCM, except as otherwise provided in the Plan and in any other Plan Document, on the Effective Date and concurrently with the applicable Distributions made pursuant to this Article V, the promissory notes, share certificates (including treasury stock), other instruments evidencing any Claims or Interests, and all options, warrants, calls, rights, puts, awards, commitments, or any other agreements of any character to acquire such Interests shall be deemed canceled and of no further force and effect, without any further act or action under any applicable agreement, law, regulation, order, or rule, and the obligations of the Debtors or RCM under the notes, share certificates, and other agreements and instruments governing such Claims and Interests shall be discharged; provided, however, that the Senior Subordinated Notes Indenture shall continue in effect solely for the purposes of allowing the Senior Note Indenture Trustee to enforce the indemnity provisions of the Senior Subordinated
Note Indenture on account of the Senior Subordinated Note Indenture Trustee's service on the Plan Committee, to make the Distributions to be made on account of Senior Subordinated Note Claims under the Plan and, to the extent necessary, enforce the Senior Subordinated Note Indenture Trustee Charging Lien, after which point the Senior Subordinated Note Indenture shall be cancelled and discharged. The Holders of or parties to such canceled notes, share certificates, and other agreements and instruments shall have no rights arising from or relating to such notes, share certificates, and other agreements and instruments, or the cancellation thereof, except the rights provided pursuant to the Plan.

                                   Plan - 41

                  5.14 Sources of Cash for Plan Distributions. Except as otherwise provided in the Plan or the Confirmation Order, all Cash necessary for the Reorganized Debtors and the Plan Administrator to make payments pursuant to the Plan shall be obtained from the Reorganized Debtors' Cash balances and the liquidation of the Reorganized Debtors' and the Reorganized Debtors' remaining non-Cash assets, if any, including the Contributing Debtors BAWAG Proceeds. Cash payments to be made pursuant to the Plan to Holders of Allowed Claims and to the Senior Subordinated Note Indenture Trustee for the benefit of the Holders of Senior Subordinated Note Claims shall be made by the Reorganized Debtors (or any successor thereto) or, if the Disbursing Agent is an entity other than the Reorganized Debtors, the Disbursing Agent, which may be the Senior Subordinated
Note Indenture Trustee. Distributions to be made on behalf of the RCM Estate pursuant to the Plan or the RCM Settlement Agreement shall be made by the RCM Trustee in accordance with the Plan, the RCM Settlement Agreement and applicable law.

                  5.15 Risk Sharing in Respect of Cargill Administrative Claim. In the event that Cargill receives a Cargill Administrative Claim, the amount of such Claim shall be borne by RCM and the Contributing Debtors as follows: (i) to the extent the allowance of the Cargill Administrative Claim reduces the Allowed amount of any RCM FX/Unsecured Claim held by Cargill, RCM shall bear for the benefit of the Contributing Debtors a portion of the Cargill Administrative Claim equal to forty percent (40%) of the amount of the RCM Difference; (ii) the Contributing Debtors shall next pay an amount up to the remainder of the Cargill Administrative Claim Amount; provided, however, that such payment pursuant to this subsection (ii) shall be capped at the amount that would cause recoveries of Holders of Allowed Contributing Debtors General Unsecured Claims from Contributing Debtors Distributive Assets plus the Contributing Debtors portion of the RGL FXCM Distribution to fall below 30% of the face amount of such Allowed Contributing Debtors General Unsecured Claims; and (iii) if not yet paid in full, the remainder of the Cargill Administrative Claim will be borne by the Contributing Debtors and RCM equally. For the avoidance of doubt, amounts to be borne by the Contributing Debtors shall be deducted from the amounts available for the Contributing Debtors General Unsecured Distribution and amounts to be borne by RCM shall be deducted from the amounts available for the RCM Cash Distribution.

                  5.16 Allocation of Administrative Claims, Priority Tax Claims and Non-Tax Priority Claims. Payment of Allowed Priority Tax Claims and Allowed Non-Tax Priority Claims of the Contributing Debtors and of the RCM Estate and Allowed Administrative Claims of the Contributing Debtors and of the RCM Estate, other than amounts in respect of the RCM Advance, accrued through the Effective Date (excluding any amounts paid as of August 31, 2006) will be allocated such that RCM will first provide up to $60 million, the Contributing Debtors will next provide up to $120 million and to the extent that such Claims exceed $180 million in the aggregate, RCM and the Contributing Debtors will bear the cost of such excess (the "Excess Priority Claims") equally. Notwithstanding the preceding sentence, the Contributing Debtors may fund the payment of any Pre-Conversion Administrative Claim Amounts if and to the extent that the RCM Trustee and the Contributing Debtors determine such funding necessary to facilitate Distributions in respect of such amounts on the Effective Date; provided, however, that any amounts so paid by the Contributing Debtors shall be deducted from the RCM Cash Distribution in a manner that causes RCM to ultimately bear the cost of the Pre-Conversion Administrative Claim Amounts. FXA shall be responsible for all of its Allowed Administrative Claims, Allowed Priority Tax Claims, Allowed Non-Tax Priority Claims, provided, however, that professional services (other than those related to FXA's claims resolution process and issues unique to FXA after the initial date of the filing of this
Plan) and overhead allocable to FXA in the period between the Plan Filing Date and the Plan Effective Date shall be borne by RCM and the Contributing Debtors as set forth in the preceding sentence. Only Allowed Administrative Claims accrued from the Petition Date through the Plan Effective Date that were or are paid after August 31, 2006 shall be counted toward the sharing allocation of the preceding three sentences; provided that the Contributing Debtors shall alone bear the cost of repaying the RCM Advance. To the extent RCM is responsible for bearing amounts in respect of Excess Priority Claims, payment of such amounts shall be made from Cash otherwise available for the RCM Cash Distribution. Allowed Administrative Claims incurred by the Contributing Debtors after the Effective Date shall be borne by the Contributing Debtors out of the Cash or value that would otherwise be paid to Holders of Allowed Contributing Debtors General Unsecured Claims. Allowed Administrative Claims incurred by RCM after the Effective Date shall be borne by RCM from the RCM Wind-Down Reserve, and, to the extent the RCM Wind-Down Reserve is not sufficient to pay such Allowed Administrative Claims, such Claims shall be paid directly by RCM out of the Cash or value that would otherwise be paid to Holders of Allowed Securities Customer Claims and RCM FX/Unsecured Claims as more particularly set forth in the RCM Settlement Agreement. Allowed Administrative Claims incurred by FXA after the Effective Date shall be borne by the FXA out of the Cash or value that would otherwise be paid to Holders of Allowed FXA

                                   Plan - 42

General Unsecured Claims. All costs and expenses of administering the Litigation Trust described in section 5.7 shall be separately funded by the Litigation Trust and shall not be included in the calculation of the allocations of Administrative Claims, Priority Tax Claims and Non-Tax Priority Claims above.

                   5.17 Additional RCM Claim. If, at the conclusion of the claims reconciliation process, (x) the total Allowed Contributing Debtors General Unsecured Claims are less than $394 million, and (y) the Distributions to be made to Holders of Allowed Contributing Debtors General Unsecured Claims would result in a recovery for such Holders in excess of 35% from the sum of the Contributing Debtors Distributive Assets and the Contributing Debtors' portion of the RGL FXCM Distribution, RCM shall be entitled to an additional Claim. Specifically, RCM shall be entitled to an additional Claim equal to the positive difference between $394 million minus the amount of the Allowed Contributing Debtors General Unsecured Claims. This "Additional RCM Claim" shall participate Pro Rata in all Distributions from Contributing Debtors Distributive Assets and the Contributing Debtors' portion of the RGL FXCM Distribution to Holders of Allowed Contributing Debtors General Unsecured Claims that exceed the 35% recovery threshold set forth in clause (y) above; provided, however, that such Additional RCM Claim shall not be subject to the 40% limit on Distributions set forth in the Contributing Debtors General Unsecured Distribution.

                   5.18 Contributing Debtors BAWAG Proceeds. Notwithstanding the actual timing and source of any payments hereunder, so long as not inconsistent with the BAWAG Allocation Order, (i) a portion of BAWAG Guaranteed Proceeds equal to $100 million will be deemed to have been received by the Contributing Debtors and paid to the Secured Lenders under the Early Payment Order, (ii) a portion of BAWAG Guaranteed Proceeds equal to $150 million will be deemed to have been received by the Contributing Debtors and made available for Distribution to Holders of Allowed Senior Subordinated Note Claims, (iii) a portion of BAWAG Guaranteed Proceeds equal to $56.25 million plus an applicable share of BAWAG Contingent Proceeds (if any) will be deemed to have been received by the Contributing Debtors and made available for Distribution to Holders of Allowed Contributing Debtors General Unsecured Claims, and (iv) a portion of BAWAG Guaranteed Proceeds equal to $200 million plus an applicable share of BAWAG Contingent Proceeds (if any) will be deemed to have been received by RCM or the Contributing Debtors and made available for Distribution to Holders of RCM Securities Customer Claims and RCM FX/Unsecured Claims. For the avoidance of doubt, all BAWAG Contingent Proceeds (if any) shall be treated as part of the Contributing Debtors Distributive Assets and shall be shared between RCM (for distribution to Holders of Allowed Claims against RCM) and Holders of Contributing Debtors General Unsecured Claims pursuant to the sharing formulas set forth in this Plan. To the extent that a Holder of an Allowed Senior Subordinated Note Claim against the Contributing Debtors, a Holder of an Allowed Contributing Debtors General Unsecured Claim, a Holder of an Allowed RCM Securities Customer Claim or a Holder of an Allowed RCM FX/Unsecured Claim elects not to receive its allocable share of the Senior Subordinated Note Holder BAWAG Proceeds, the Contributing Debtors General Unsecured BAWAG Proceeds or the RCM BAWAG Proceeds, as applicable, such portion of BAWAG Proceeds shall be returned to BAWAG in accordance with the BAWAG Settlement. For the avoidance of doubt, all BAWAG Contingent Proceeds (if any) shall be treated as part of the Contributing Debtors Distributive Assets and shall be shared between RCM (for distribution to Holders of Allowed Claims against RCM) and Holders of Contributing Debtors General Unsecured Claims pursuant to the sharing formulas set forth in this Plan.

                   5.19 Exemption from Transfer Taxes. Pursuant to section 1146 of the Bankruptcy Code, (a) the issuance, transfer or exchange of notes or equity securities under the Plan, (b) the creation of any mortgage, deed of trust, lien, pledge, or other security interest, (c) the making or assignment of any contract, lease, or sublease; or (d) the making or delivery of any deed or other instrument of transfer under, in furtherance of, or in connection with, the Plan, any merger agreements; agreements of consolidation, restructuring, disposition, liquidation or dissolution; deeds; bills of sale; and transfers of tangible property, shall not be subject to any stamp tax, recording tax, transfer tax, or other similar tax. Unless the Bankruptcy Court orders otherwise, all sales, transfers, and assignments of owned and leased property, approved by the Bankruptcy Court on or prior to the Effective Date, shall be deemed to have been in furtherance of, or in connection with, the Plan. Notwithstanding anything in this section of the Plan to the contrary, the exemption from taxes referenced in this section of the Plan shall only be to the extent permitted for under section 1146 of the Bankruptcy Code.

                   5.20 RCM Settlement Agreement and Conversion. This Plan incorporates the RCM Settlement Agreement in its entirety. On or prior to the Effective Date, the RCM Chapter 11 Case will, upon notice

                                   Plan - 43
and a hearing, be converted to a case under subchapter III of chapter 7 of the Bankruptcy Code unless the Debtors and the RCM Trustee agree that the RCM Estate should be administered under chapter 11 of the Bankruptcy Code. Any conversion of the RCM Chapter 11 Case to a case under subchapter III of chapter 7 or any dispute between the RCM Trustee and the Debtors regarding RCM remaining in chapter 11 will be determined or resolved upon motion of the RCM Trustee with notice to the parties listed on the service list maintained in these Chapter 11 Cases. Upon conversion of RCM's Chapter 11 Case to a case under chapter 7 of the Bankruptcy Code, this Plan shall proceed as a chapter 11 plan for the Debtors and shall constitute a settlement and compromise of claims between the chapter 7 Estate of RCM and the Debtors, for which RCM and the Debtors seek approval simultaneously with the confirmation of this Plan. In the event that the RCM Estate does not convert to chapter 7, the Distributions to RCM's creditors shall be governed by the terms of the RCM Settlement Agreement and this Plan.

                   5.21 Allowance of VR/Leuthold Guarantee Claims. The VR/Leuthold Guarantee Claims shall be Allowed Contributing Debtors General Unsecured Claims (subject, however, to allowance of the underlying Claims against RCM) unless objected to by the Contributing Debtors prior to entry of the Confirmation Order. No party other than the Contributing Debtors shall be authorized to object to or otherwise challenge the VR/Leuthold Guarantee Claims. The Contributing Debtors will not object to or otherwise challenge the VR/Leuthold Guarantee Claims based on or related to any of the following theories or issues: the corporate structure or business practices of any of the Contributing Debtors; alter ego; substantive consolidation; fraud; or any other theories or causes of action similar to the foregoing. The Contributing Debtors, however, may object to the VR/Leuthold Guarantee Claims based on facts specific to a particular VR/Leuthold Guarantee Claim, including, but not limited to, objections based on Bankruptcy Code avoidance theories or challenges to the purported dollar amount of the asserted claims.

                   5.22 Wind-Up of Non-Debtor Afiliates. All Non-Debtor Affiliates, other than the direct or indirect subsidiaries of RCM and Refco LLC, shall be wound up and dissolved as soon as practicable and all available Cash, after appropriate wind-up activities, shall be distributed to the Contributing Debtors and Refco LLC on account of intercompany balances (or equity dividends where applicable). All Non-Debtor Affiliates that are direct or indirect subsidiaries of RCM shall be wound up as soon as practicable and all available Cash, after appropriate wind-up activities, shall be distributed to RCM on account of intercompany balances (or equity dividends where appropriate). The direct and indirect subsidiaries of RCM shall be wound up and dissolved by the RCM Trustee and the remainder of the Non-Debtor Affiliates shall be wound up and dissolved by the Plan Administrator.

                   5.23 FXCM. If not liquidated in advance of the Effective Date, RGL's 35% interest in FXCM shall become an interest of and be held by Reorganized Refco upon the merger of RGL into Reorganized Refco pursuant to section 5.1 of this Plan. The Plan Administrator shall exercise all rights of Reorganized Refco in respect of the 35% interest in FXCM. Notwithstanding the above, the FXCM Committee shall be formed to coordinate on all matters relating to the disposition or distribution of the 35% interest in FXCM. If not formed as of the Effective Date pursuant to the Plan Support Agreement, the members of the FXCM Committee, other than the RCM Trustee, shall be selected by the Joint Sub-Committee (inclusive of its ex-officio members, but exclusive of Holders of Senior Subordinated Note Claims and the Senior Subordinated Note Indenture Trustee). All decisions in respect of the disposition or distribution of the 35% interest in FXCM shall be made by Reorganized Refco; provided, however, that no such decision shall be made by Reorganized Refco without first consulting with the FXCM Committee and, to the extent permitted by applicable law, obtaining the consent of the FXCM Committee. Bylaws of the FXCM Committee shall be established by the FXCM Committee after its formation and shall be substantially in the form attached hereto as Exhibit J.

                   5.24 Examiner. No provision of the Plan shall be construed as impairing the Examiner's investigation, and his authority to file his report in accordance with the provisions of the Examiner Order and the additional directions given by the Bankruptcy Court at the Hearing held on June 21, 2006, even if such investigation concludes, and such filing occurs, after the occurrence of the Effective Date. Unless otherwise ordered by the Bankruptcy Court prior to the Effective Date, the procedures with respect to the filing and consideration of the Examiner's Fee Applications and Requests for Reimbursements of Expenses shall continue after the Effective Date in the same manner as prior to the Effective Date as provided in the Examiner Order.

                                   Plan - 44

                   5.25 Transfer of Tranche B Litigation Trust Interests. In consideration of the litigation expenses and potential delay avoided by the withdrawal of the objections to this Plan asserted by the Ad Hoc Equity Committee, the Beneficiaries of Tranche A Litigation Trust Interests (the RCM Estate, Holders of Allowed Contributing Debtors General Unsecured Claims and Holders of Allowed FXA General Unsecured Claims) shall be deemed to have transferred to each Holder of an Allowed Class 8 Old Equity Interest who has made a Private Actions Trust Election a Pro Rata share of the Tranche B Litigation Trust Interests.


                                   ARTICLE VI
                       PROVISIONS GOVERNING DISTRIBUTIONS

                   6.1 RCM Rights Distribution. On the Effective Date the Plan Administrator shall be deemed to have made the RCM Rights Distribution to the RCM Trustee and the Plan Administrator or the RCM Trustee, as the case may be, shall establish the RCM Distribution Reserve. Unless a Holder of an RCM FX/Unsecured Claim or RCM Securities Customer Claim has decided to not participate in the RCM Cash Distribution by electing not to (i) assign such Holder's RCM Related Claims, if any, to the Litigation Trust; (ii) affirm its understanding that its RCM Related Claim against any Contributing Non-Debtor Affiliate shall be subordinated pursuant to the Plan, as of each applicable Contributing Non-Debtor Affiliate Trigger Date, to all other existing Claims against and equity Interests in the applicable Contributing Non-Debtor Affiliate, and (iii) release the Secured Lenders (in such capacities) from the Secured Lender Released Claims held by such Holder, if any, such Holder will receive its applicable share of the RCM Cash Distribution and 50% of the RGL FXCM Distribution, which, unless such Holder elects not to receive RCM BAWAG Proceeds, shall include such Holders' applicable share of the RCM BAWAG Proceeds portion of the RCM Cash Distribution. Upon contribution of the RCM Related Claims against any Debtor to the Litigation Trust, such Claims will be deemed Allowed.

                   6.2 Distributions for Claims Allowed as of the Efective Date. Except as otherwise provided herein or as ordered by the Bankruptcy Court, Distributions to be made on account of Claims against FXA, the Contributing Debtors or RCM that are Allowed Claims as of the Effective Date shall be made on the Effective Date or as soon thereafter as is practicable; provided, however, that the Disbursing Agent, on behalf of the Reorganized Debtors, shall not make Distributions to Holders of Allowed Claims (other than Allowed Secured Lender Claims) that are not Senior Subordinated Note Claims until all Reserves have been established and adequately funded in accordance with the terms of this Plan and the Senior Subordinated Note Holder Distribution and the Senior Subordinated Note Holder Fee Distribution have been paid in full; provided further, however, that the RCM Trustee shall not be required to make Distributions until all RCM Reserves have been established and adequately funded in accordance with the terms of this Plan and the RCM Settlement Agreement. Any payment or Distribution required to be made under this Plan on a day other than a Business Day shall be made on the next succeeding Business Day.

                   6.3 Distributions of Proceeds of the Litigation Trust. Pursuant to the terms and conditions set forth in the Litigation Trust Agreement, the Litigation Trustee shall transfer all the Contributed Claims Recoveries to the Disbursing Agent or the RCM Trustee for Distribution in accordance with the provisions of this Plan and the RCM Settlement Agreement.

                   6.4 Single Distribution. Except with respect to Allowed Secured Lender Claims and Senior Subordinated Note Claims, any Holder of a Claim asserted against more than one Debtor (or a Debtor and RCM), shall be entitled to a Distribution from only the Refco Entity with which such Holder was in privity or had another direct right to payment not predicated upon theories of fraud, piercing the corporate veil, alter ego, domination, constructive trust or other equitable principles arising from a lack of knowledge of the true prepetition financial condition of the Refco Entities (whether that results in Distribution from RCM, FXA, or the Contributing Debtors), and all RCM Related Claims and Other Related Claims shall be subordinated and shall receive no Distribution from the assets of the applicable Debtor or RCM, as the case may be, unless and until such time as all Allowed General Unsecured Claims (or in the case of RCM, all Allowed RCM Securities Customer Claims, Allowed RCM FX/Unsecured Claims and Allowed Leuthold Metals Claims) against the applicable Debtor or RCM, as the case may be, have been paid in full; provided, however, that (A) any Holder of an RCM Securities Customer Claim or an RCM FX/Unsecured Claim with an independent Claim against any Contributing Debtor based on a contractual

                                   Plan - 45
guarantee or other direct contractual undertaking may also recover once from the Contributing Debtors on such Claim based on the full underlying Claim amount owed by RCM, as of the Petition Date, for which such guarantee or other direct contractual undertaking was provided (and such Claim against the Contributing Debtors shall not be limited to the amount remaining after recovery from RCM under this Plan), (B) any Holder of a Contributing Debtors General Unsecured Claim with an independent Claim against any Contributing Debtor based on a contractual guarantee or other direct contractual undertaking may also recover once from the Contributing Debtors on such Claim based on the full underlying Claim amount owed by such Contributing Debtor, as of the Petition Date, for which such guarantee or other direct contractual undertaking was provided (and such Claim against the guaranteeing Contributing Debtor shall not be limited to the amount remaining after recovery from non-guaranteeing Contributing Debtor under this Plan) and (C) any Holder of a Claim against FXA with an independent Claim against the Contributing Debtors or RCM based on a contractual guarantee or other direct contractual undertaking may also recover once from the Contributing Debtors on such Claim based on the full underlying Claim amount owed by FXA, as of the Petition Date, for which such guarantee or other direct contractual undertaking was provided (and such Claim against the Contributing Debtors shall not be limited to the amount remaining after recovery from FXA under this Plan). In addition, subject to the earning of interest in respect of the Litigation Trust as set forth in section 5.7 of this Plan no Holder of a Claim against one or more Debtors (or a Debtor and RCM) shall receive a Distribution under the Plan that results in greater than a 100% recovery on such Holder's Claim (which, in the case of a Holder of both a primary Claim against a Debtor or RCM and a contractual guarantee from another Debtor or RCM, shall mean no more than a cumulative 100% recovery on the underlying Claim amount owed by the primary obligor).

                  6.5 Accounts; Escrows; Reserves for the Reorganized Debtors. The Plan Administrator, on behalf of the Reorganized Debtors, in accordance with the provisions of the Plan Administrator Agreement, shall (a) establish one or more general accounts into which shall be deposited all funds not required to be deposited into any other account, Reserve, or escrow and (b) create, fund, and withdraw funds from, as appropriate, such general accounts in order to comply with and implement the provisions of this Plan. The Plan Administrator shall dispose of non-Cash assets of the Estates of the Reorganized Debtors, if any, in accordance with the provisions of the Plan and the Plan Administrator Agreement.

                      (a) Administrative/Priority Claims Reserve. On the Effective Date (or as soon thereafter as is practicable), the Plan Administrator shall, subject to the provisions of section 5.16 hereof, create and fund the Administrative/Priority Claims Reserve with Cash equal to one hundred percent (100%) of the Distributions to which Holders of Administrative and Allowed Priority Claims of the Contributing Debtors and FXA, not otherwise paid in full on the Effective Date, would be entitled under the Plan if such Claims were Allowed in full. The Plan Administrator may increase the amount of the Administrative/Priority Claims Reserve to satisfy disputed, contingent or unliquidated Administrative and Priority Claims (not previously estimated or allowed as of the Effective Date) with funds held in the Claims Distribution Account.

                      (b) Disputed Claims Reserve.

                          (i) The Plan Administrator shall create and fund the Disputed Claims Reserve with Cash and Litigation Trust Interests equal to the aggregate Pro Rata share of the Contributing Debtors General Unsecured Distribution or the FXA General Unsecured Distribution, as applicable, that would have been made to each Holder of a Disputed Claim against the Contributing Debtors or FXA if such Claim were an Allowed Contributing Debtors General Unsecured Claim or an Allowed FXA General Unsecured Claim for the Disputed Claim Amount or such other amount established by the Bankruptcy Court prior to the Effective Date; provided, however, that the Debtors, the Plan Administrator or the Reorganized Debtors may within 90 days after the Effective Date (or such other date as the Bankruptcy Court may order) file a motion(s) seeking to estimate any contingent or unliquidated Claims asserted on or before the Effective Date, with notice and an opportunity to be heard to be given to the affected Holders of such Disputed Claims.

                          (ii) The Disputed Claims Reserve shall be funded with Cash and Litigation Trust Interests equal to such percentage amounts approved by the Bankruptcy Court at the Confirmation Hearing and shall be reduced following each Quarterly Distribution Date by any amounts in the Disputed

                                   Plan - 46

      Claims Reserve that exceed the amounts required to be reserved by section (i) above, with such amounts being distributed to the Holders of Disputed Claims against the Contributing Debtors or FXA whose Claims have become Allowed Claims.

                          (iii) If any Cash or Litigation Trust Interests remains in the Disputed Claims Reserve after all Disputed Claims against the Contributing Debtors and FXA have been resolved, such remaining assets shall be transferred to Reorganized Refco or Reorganized FXA, as applicable, for Distribution in accordance with the terms hereof. Unless otherwise provided in an order of the Bankruptcy Court, in the event that the Bankruptcy Court estimates any contingent, unliquidated, or Disputed Claim, the estimated amount shall constitute either the Allowed amount of such Claim or a maximum limitation on such Claim, as determined by the Bankruptcy Court; provided, however, that, if the estimate constitutes the maximum limitation on such Claim, the Plan Administrator may elect to pursue supplemental proceedings to object to any ultimate allowance of such Claim.

                          (iv) The Plan Administrator shall maintain two sub-accounts within the Disputed Claims Reserve for (i) the Contributing Debtors and (ii) FXA.

                      (c) Wind-Down Reserves. On the Effective Date (or as soon thereafter as is practicable), the Plan Administrator, on behalf of the Reorganized Debtors, shall create and fund the Wind-Down Reserve with sufficient Cash to administer the Plan, including, but not limited to, compensation of the Plan Administrator and Administrative Professionals. The Plan Administrator may make reasonable adjustments to the Wind-Down Reserve as necessary. Any Cash in the Wind-Down Reserve which is unnecessary for the administration of the Plan shall be transferred to Reorganized Refco or Reorganized FXA, as applicable, for Distribution to Holders of Allowed Claims against the Contributing Debtors or FXA, as applicable, in accordance with the terms hereof.

                  6.6 Accounts; Escrows; Reserves for the Post-Confirmation RCM. The RCM Trustee, on behalf of Post-Confirmation RCM, in accordance with the provisions of the RCM Settlement Agreement, shall (a) establish one or more general accounts into which shall be deposited all funds not required to be deposited into any other account, RCM Reserve, or escrow and (b) create, fund, and withdraw funds from, as appropriate, such general accounts in order to comply with and implement the provisions of this Plan. The RCM Trustee shall dispose of non-Cash assets of the RCM Estate, if any, in accordance with the provisions of the Plan and the RCM Settlement Agreement and applicable law.

                      (a) RCM Administrative/Priority Claims Reserve. On the Effective Date (or as soon thereafter as is practicable), the RCM Trustee shall, subject to the provisions of section 5.16 hereof, create and fund the RCM Administrative/Priority Claims Reserve with Cash equal to one hundred percent (100%) of the Distributions to which Holders of Administrative and Allowed Priority Claims of RCM, not otherwise paid in full on the Effective Date, would be entitled under the Plan if such Claims were Allowed in full. The RCM Trustee may increase the amount of the RCM Administrative/Priority Claims Reserve to satisfy disputed, contingent or unliquidated Administrative and Priority Claims (not previously estimated or allowed as of the Effective
Date) with funds held in the RCM Claims Distribution Account. If the Chapter 11 Case of RCM is converted to a case in chapter 7, prior to any conversion the RCM Trustee shall be entitled to set aside appropriate reserves for Administrative Claims incurred or to be incurred prior to conversion, with the amounts of such Administrative Claims to be payable from the reserves upon allowance of the Claims therefor so long as the RCM Trustee has determined that there are or will be sufficient funds available to pay all Administrative Claims of the chapter 7 case.

                      (b) RCM Disputed Claims Reserve.

                          (i) The RCM Trustee shall create and fund the RCM Disputed Claims Reserve with Cash and Litigation Trust Interests equal to the aggregate Pro Rata share of the Distribution that would have been made to each holder of a Disputed Claim against RCM if such Claim were an Allowed RCM Securities Customer Claim or RCM FX/Unsecured Claim for the Disputed Claim Amount or such other amount established by the Bankruptcy Court prior to the Effective Date; provided, however, that the RCM, Post-Confirmation RCM or the RCM Trustee may within 90 days after the Effective Date

                                   Plan - 47

         (or such other date as the Bankruptcy Court may order) file a motion(s) seeking to estimate any contingent or unliquidated Claims asserted on or before the Effective Date, with notice and an opportunity to be heard to be given to the affected Holders of such Disputed Claims.

                          (ii) The RCM Disputed Claims Reserve shall be funded with Cash and Litigation Trust Interests equal to such percentage amounts approved by the Bankruptcy Court at the Confirmation Hearing and shall be reduced following each Quarterly Distribution Date by any amounts in the RCM Disputed Claims Reserve that exceed the amounts required to be reserved by section (i) above, with such amounts being distributed to the Holders of Disputed Claims whose Claims against RCM have become Allowed Claims.

                          (iii) If any Cash or Litigation Trust Interests remain in the RCM Disputed Claims Reserve after all Disputed Claims against RCM have been resolved, such remaining amounts shall be transferred to Post-Confirmation RCM for Distribution in accordance with the terms of the Plan and the RCM Settlement Agreement. Unless otherwise provided in an order of the Bankruptcy Court, in the event that the Bankruptcy Court estimates any contingent, unliquidated, or Disputed Claim against RCM, the estimated amount shall constitute either the Allowed amount of such Claim or a maximum limitation on such Claim, as determined by the Bankruptcy Court; provided, however, that, if the estimate constitutes the maximum limitation on such Claim, the RCM Trustee may elect to pursue supplemental proceedings to object to any ultimate allowance of such Claim.

                          (iv) The RCM Trustee shall maintain sub-accounts within the RCM Disputed Claims Reserve for RCM Securities Customer Claims and RCM FX/Unsecured Claims. Each sub-account shall be further subdivided for Assets in Place and Additional Property (each as defined in the RCM Settlement Agreement). The RCM Trustee may maintain such other reserves as are permitted by the RCM Settlement Agreement.

                          (v) Distributions of Additional Property under the RCM Settlement Agreement on behalf of RCM Securities Customer Claims and RCM FX/Unsecured Claims shall be made Pro Rata (as such term is defined in the RCM Settlement Agreement). True up Distributions (as defined in the RCM Settlement Agreement) shall be made from time to time from Additional Property as determined by the RCM Trustee. The RCM Reserves shall take into account the requirement to true up with respect to Pro Rata (as defined in the RCM Settlement Agreement) shares of Additional Property.

                      (c) RCM Distribution Reserve. On the Effective Date, the Plan Administrator shall create and fund the RCM Distribution Reserve. Each Holder of an Allowed RCM Securities Customer Claim or Allowed RCM FX/Unsecured Claim that has provided the Plan Administrator with an RCM Related Claim Subordination Form shall receive from the Plan Administrator on the next available Distribution Date its allocable share (as determined by the RCM Trustee consistent with their elections) of the RCM Distribution Reserve (net of costs, if any, with respect to obtaining such RCM Related Claim Subordination Form if such form has been provided after the Voting Deadline and the election was not made in a ballot); provided, however, if the RCM Settlement Agreement is amended prior to the Confirmation Hearing so as to permit the RCM Trustee to receive conditional Distributions of Additional Property (as defined in the RCM Settlement Agreement) and to not require an immediate distribution of all assets received by the RCM Trustee to Holders of Allowed Claims against RCM, any amounts that would have been held in the RCM Distribution Reserve shall be transferred to the RCM Trustee who shall then distribute such funds on the next available Distribution Date to each Holder of an Allowed RCM Securities Customer Claim or Allowed RCM FX/Unsecured Claim that has provided the RCM Trustee with an RCM Related Claim Subordination Form (net of costs, if any, with respect to obtaining such RCM Related Claim Subordination Form if such form has been provided after the Voting Deadline and the election was not made in a ballot). In the event that any Holder of an RCM Related Claim has not provided an RCM Related Claim Subordination Form, but the RCM Related Claim of such Holder is subsequently expunged by objection of the Plan Administrator, the reserve in respect of such Claim shall be distributed (net of costs of expunging the RCM Related Claim) by the RCM Trustee or the Plan Administrator, as applicable, Pro Rata (as defined in the RCM Settlement Agreement) to such Holder and to those Holders of Allowed RCM Securities Customer Claims and Allowed RCM FX/Unsecured Claims that provided the Plan Administrator or the RCM Trustee, as applicable, with an RCM Related Claim

                                   Plan - 48

Subordination Form. In the event that any RCM Related Claim becomes an Allowed Claim, the reserve in respect of such Claim shall be deposited in the Claims Distribution Account for Distribution in accordance with the terms of this Plan.

                      (d) RCM Wind-Down Reserve. On the Effective Date (or as soon thereafter as is practicable), the RCM Trustee or the Plan Administrator, as the case may be, on behalf of Post-Confirmation RCM, shall create and fund the RCM Wind-Down Reserve with sufficient Cash from the RCM Cash Distribution to administer the Plan and the RCM Settlement Agreement, including, but not limited to, compensation of the RCM Trustee and RCM Administrative Professionals. The RCM Trustee may make reasonable adjustments to the RCM Wind-Down Reserve as necessary. Any Cash in the RCM Wind-Down Reserve which is unnecessary for the administration of the Plan and the RCM Settlement Agreement shall be transferred to Post-Confirmation RCM for Distribution to Holders of Allowed Claims against RCM in accordance with the terms hereof.

                  6.7 Interest and Penalties on Claims. Unless otherwise specifically provided for in this Plan, the Confirmation Order or another order of the Court (including, without limitation, the Early Payment Order), or if required by applicable bankruptcy law, postpetition interest and penalties shall not accrue or be paid on any Claims and no Holder of a Claim shall be entitled to interest and penalties accruing on or after the Petition Date through the date such Claim is satisfied in accordance with the terms of this Plan.

                   6.8 Distributions by Disbursing Agent and RCM Trustee. All Distributions under the Plan on behalf of the Reorganized Debtors shall be made by the Disbursing Agent at the direction of the Plan Administrator and all Distributions under the Plan and the RCM Settlement Agreement on behalf of RCM shall be made by the RCM Trustee. The Disbursing Agent and the RCM Trustee shall be deemed to hold all property to be distributed by each hereunder in trust for Persons entitled to receive the same. The Disbursing Agent and the RCM Trustee shall not hold an economic or beneficial interest in such property.

                  6.9 Delivery of Distributions and Undeliverable or Unclaimed Distributions.

                      (a) Delivery Of Distributions In General. Distributions to Holders of Allowed Claims shall be made at the addresses set forth in the Debtors' or RCM's records unless such addresses are superseded by proofs of claim or transfers of claim filed pursuant to Bankruptcy Rule 3001; provided, however, Distributions on account of Senior Subordinated Note Claims shall be made to the Senior Subordinated Note Indenture Trustee who shall, in turn, administer such Distributions to the Holders of Senior Subordinated Note Claims in accordance with the terms of the Senior Subordinated Note Indenture. The Senior Subordinated Note Indenture Trustee shall be authorized but not required to effect any Distribution under the Plan through the book entry transfer facilities of The Depositary Trust Company pursuant to the procedures used for effecting distributions thereunder on the date of any such distribution. Distributions on account of Secured Lender Claims shall be made to the Secured Lender Agent, who shall in turn administer such Distributions in accordance with the terms of the Credit Agreement.

                      (b) Undeliverable and Unclaimed Distributions.

                          (i) Holding and Investment of Undeliverable and Unclaimed Distributions. If the Distribution to any Holder of an Allowed Claim is returned to the Disbursing Agent or the RCM Trustee, as applicable, as undeliverable or is otherwise unclaimed, no further Distributions shall be made to such Holder unless and until the Disbursing Agent or the RCM Trustee, as applicable, is notified in writing of such Holder's then current address. Undeliverable and unclaimed Distributions shall be deposited in the Unclaimed Distribution Reserve or the RCM Unclaimed Distribution Reserve, as the case may be, until such time as a Distribution becomes deliverable or is unclaimed in accordance with this section of the Plan. The accounts for the Unclaimed Distribution Reserve and RCM Unclaimed Distribution Reserve may be interest-bearing accounts, provided that any interest accruing on funds in the Unclaimed Distribution Reserve shall be transferred to the Reorganized Refco or Reorganized FXA, as applicable, for Distribution in accordance with the terms hereof and any interest accruing on funds in the RCM Unclaimed Distribution Reserve shall be transferred to the RCM Trustee for Distribution in accordance with the terms of this Plan and the RCM Settlement Agreement.

                                   Plan - 49

                          (ii) After Distributions Become Deliverable. The Disbursing Agent or RCM Trustee, as applicable, shall make all Distributions that have become deliverable or have been claimed since the Effective Date or the next Quarterly Distribution Date as soon as practicable after such Distribution has become deliverable.

                          (iii) Failure to Claim Undeliverable Distributions. Any Holder of an Allowed Claim that does not assert a claim pursuant to this Plan for an undeliverable or unclaimed Distribution within one year after the applicable date of Distribution shall be deemed to have forfeited its claim for such undeliverable or unclaimed Distribution and shall be forever barred and enjoined from asserting any such claim for an undeliverable or unclaimed Distribution against the Debtors, RCM or their Estates, the Reorganized Debtors, the Plan Administrator, Post-Confirmation RCM, the RCM Trustee or their property. In such cases, any Cash in the Unclaimed Distribution Reserve or the RCM Unclaimed Distribution Reserve, as applicable, for Distribution on account of such Claims for undeliverable or unclaimed Distributions shall become the property of the applicable Estate free of any restrictions thereon. Such unclaimed or undeliverable funds shall be transferred to the Reorganized Debtors or Post-Confirmation RCM, as applicable, to be distributed in accordance with the terms of the Plan or the RCM Settlement Agreement. Nothing contained in this Plan, the Plan Administrator Agreement or the RCM Settlement Agreement shall require the Disbursing Agent or the RCM Trustee to attempt to locate any Holder of an Allowed Claim.

                      (c) Time Bar to Cash Payments. Checks issued by the Disbursing Agent or the RCM Trustee, as applicable, on account of Allowed Claims shall be null and void if not negotiated within ninety (90) days from and after the date of issuance thereof. Requests for reissuance of any check shall be made directly to the Disbursing Agent or the RCM Trustee, as applicable, by the Holder of the Allowed Claim with respect to which such check originally was issued. Any claim in respect of such a voided check shall be made on or before the later of(a) the second (2nd) anniversary of the Effective Date or (b) ninety
(90) days after the date of issuance of such check, if such check represents a final Distribution hereunder on account of such Claim. After such date, all Claims in respect of voided checks shall be discharged and forever barred and the Reorganized Debtors or RCM, as the case may be, shall retain all monies related thereto for the sole purpose of redistribution to Holders of Allowed Claims or Interests in accordance with the terms of this Plan and the RCM Settlement Agreement, as applicable.

                   6.10 Record Date for Distributions. With respect to all Claims except Senior Subordinated Note Claims, the Disbursing Agent or the Plan Administrator or the RCM Trustee, as applicable, shall have no obligation to recognize the transfer of, or the sale of any participation in, any Claim that occurs after the close of business on the Distribution Record Date, and shall be entitled for all purposes herein to recognize and distribute only to those Holders of Claims who are Holders of such Claims, or participants therein, as of the close of business on the Distribution Record Date. The Disbursing Agent, the Plan Administrator or the RCM Trustee, as applicable, shall instead be entitled to recognize and deal for all purposes under this Plan with only those record holders stated on the official claims register as of the close of business on the Distribution Record Date. No Distribution Record Date shall be established for Distributions on account of Senior Subordinated Note Claims.

                   6.11 Distributions to Holders of Senior Subordinated Note Claims. As a condition precedent to receiving any Distribution under this Plan on account of an Allowed Senior Subordinated Note Claim, the registered Holders (as defined in the Senior Subordinated Note Indenture) of such Senior Subordinated Note Claim shall surrender any certificate(s) evidencing such Senior Subordinated Note Claim in accordance with written instructions to be provided to such registered Holders (as defined in the Senior Subordinated Note Indenture) and the Senior Subordinated Note Indenture Trustee by the Plan Administrator (in consultation with the Senior Subordinated Note Indenture Trustee, and consistent with customary market practice), unless waived in writing by the Debtors or the Plan Administrator.

                   6.12 Senior Subordinated Notes Indenture Trustee as Claim Holder. Consistent with Bankruptcy Rule 3003(c), the Debtors or the Plan Administrator, as the case may be, shall recognize a proof of claim filed by the Senior Subordinated Notes Indenture Trustee in respect of the Senior Subordinated Notes Claims. Accordingly, any Senior Subordinated Note Claim, proof of which is filed by the registered or beneficial Holder of a Senior Subordinated Note Claim, may be disallowed as duplicative of any Senior Subordinated Note Claims of the

                                   Plan - 50

Senior Subordinated Notes Indenture Trustee, without need for any further action or Bankruptcy Court order. For the avoidance of doubt, the Senior Subordinated Notes Indenture Trustee shall be authorized to distribute amounts received in respect of Senior Subordinated Note Holder Distributions.

                   6.13 Allocation of Plan Distributions Between Principal and Interest. Except for Distributions made in respect of Allowed Secured Lender Claims, which shall be made in accordance with the Credit Agreement, to the extent that any Allowed Claim entitled to a Distribution under this Plan is composed of indebtedness and accrued but unpaid interest thereon, such Distribution shall, for all income tax purposes, be allocated to the principal amount of the Claim first and then, to the extent that the consideration exceeds the principal amount of the Claim, to the portion of such Claim representing accrued but unpaid interest.

                   6.14 Means of Cash Payment. Payments of Cash made pursuant to this Plan shall be in U.S. dollars and shall be made, at the option and in the sole discretion of the Plan Administrator or the RCM Trustee, as applicable, by
(a) checks drawn on or (b) wire transfer from a domestic bank selected by the Plan Administrator or the RCM Trustee, as applicable. Cash payments to foreign creditors may be made, at the option of the Plan Administrator or the RCM Trustee, as applicable, in such funds and by such means as are necessary or customary in a particular foreign jurisdiction.

                   6.15 Withholding and Reporting Requirements. In connection with this Plan and all Distributions thereunder, the Disbursing Agent, the Plan Administrator or the RCM Trustee, as applicable, on behalf of the Reorganized Debtors, shall comply with all withholding and reporting requirements imposed by any federal, state, local, or foreign taxing authority, and all Distributions hereunder shall be subject to any such withholding and reporting requirements. The Disbursing Agent, the Plan Administrator and the RCM Trustee, on behalf of the Reorganized Debtors and RCM, as applicable, shall be authorized to take any and all actions that may be necessary or appropriate to comply with such withholding and reporting requirements.

                   6.16 Setoffs. Unless prohibited by the terms of this Plan or any other Plan Document, the Plan Administrator on behalf of the Reorganized Debtors or the RCM Trustee on behalf of Post-Confirmation RCM, may, pursuant to section 553 of the Bankruptcy Code or applicable nonbankruptcy laws, but shall not be required to, set off against any Claim, the payments or other Distributions to be made pursuant to this Plan in respect of such Claim, or claims of any nature whatsoever (other than the Released/Subordinated Claims) that the Debtors, RCM, the Reorganized Debtors or Post-Confirmation RCM may have against the Holder of such Claim; provided, however, that neither the failure to do so nor the allowance of any Claim hereunder shall constitute a waiver or release by the Reorganized Debtors or Post-Confirmation RCM of any such claim that the Debtors, RCM, Post-Confirmation RCM or the Reorganized Debtors may have against such Holder.

                   6.17 Fractional Dollars. Notwithstanding any other provision of the Plan, the Plan Administrator Agreement or the RCM Settlement Agreement, none of the Plan Administrator, the Reorganized Debtors, the RCM Trustee or RCM, as applicable, shall be required to make Distributions or payments of fractions of dollars, and whenever any payment of a fraction of a dollar under the Plan would otherwise be called for, the actual payment made shall reflect a rounding of such fraction to the nearest whole dollar (up or down), with half dollars being rounded down.

                   6.18 Release of Liens. Except as otherwise provided in this Plan or in any other Plan Document, on the Effective Date and concurrently with the applicable Distributions made pursuant to this Plan, all mortgages, deeds of trust, liens, pledges, or other security interests (collectively, the "Mortgages") in and against the property of any Estate automatically shall be fully released and discharged, and all such property shall be free and clear of all such Mortgages. Nothing in the Plan shall be deemed, asserted or construed to affect the Senior Subordinated Notes Indenture Trustee Charging Lien.

                                   Plan - 51

                                   ARTICLE VII
              TREATMENT OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES

                  7.1 Rejected Contracts and Leases. Except as otherwise provided in the Confirmation Order, the Plan, or in any other Plan Document, the Confirmation Order shall constitute an order under section 365 of the Bankruptcy Code rejecting all prepetition executory contracts and unexpired leases to which any Debtor is a party, to the extent such contracts or leases are executory contracts or unexpired leases, on and subject to the occurrence of the Effective Date, unless such contract or lease (a) previously shall have been assumed, assumed and assigned, or rejected by the Debtors, (b) previously shall have expired or terminated pursuant to its own terms before the Effective Date, (c) is the subject of a pending motion to assume or reject on the Confirmation Date, or (d) is identified in Exhibit D to this Plan as a contract or lease to be assumed; provided, however, that the Debtors may amend such exhibit of assumed and assigned executory contracts and unexpired leases at any time prior to the Confirmation Date.

                   7.2 Bar to Rejection Damages. If the rejection of an executory contract or unexpired lease pursuant to section 7.1 above gives rise to a Claim by the other party or parties to such contract or lease, such Claim shall be forever barred and shall not be enforceable against the applicable Debtor or its Estate, the Reorganized Debtors, the Plan Administrator, or their respective successors or properties unless a proof of Claim is filed and served on the Reorganized Debtors and counsel for the Reorganized Debtors within thirty
(30) days after service of a notice of the Effective Date or such other date as is prescribed by the Bankruptcy Court.

                   7.3 Assumed and Assigned Contracts and Leases. Except as otherwise provided in the Confirmation Order, the Plan, or any other Plan Document entered into after the Petition Date or in connection with the Plan, the Confirmation Order shall constitute an order under section 365 of the Bankruptcy Code assuming, as of the Effective Date, those executory contracts and unexpired leases listed on Exhibit D to this Plan; provided, however, that the Debtors may amend such Exhibit of assumed and assigned executory contracts and unexpired leases at any time prior to the Confirmation Date.

                   7.4 Compensation and Benefit Programs. All Employee Benefit Plans, including programs subject to sections 1114 and 1 129(a)(13) of the Bankruptcy Code, entered into before or after the Petition Date shall be deemed to be, and shall be treated as if they were, executory contracts that are subject to rejection in accordance with section 7.1 of the Plan (to the extent such rejection does not violate sections 1114 and 1 129(a)(1 3) of the Bankruptcy Code).

                   7.5 Treatment of RCM Executory Contracts and Unexpired Leases. Notwithstanding the preceding sections of this Article VII, the RCM Trustee shall determine the appropriate treatment for the executory contracts and unexpired leases of RCM in accordance with applicable law and the RCM Settlement Agreement.

                                  ARTICLE VIII

               PROCEDURES FOR RESOLVING DISPUTED, CONTINGENT, AND
                        UNLIQUIDATED CLAIMS AND INTERESTS

                  8.1 Objection Deadline; Prosecution of Objections. Subject to
section 5.21 of this Plan, no later than the Claims Objection Deadline or the Administrative Claims Objection Deadline, as applicable, the Plan Administrator on behalf of the Reorganized Debtors, after consultation with the Plan Committee, may file objections to Claims or Interests against FXA and the Contributing Debtors that are not yet Allowed with the Bankruptcy Court and serve such objections upon the Holders of each of the Claims or Interests to which objections are made. No later than the Claims Objection Deadline or the Administrative Claims Objection Deadline, as applicable, the RCM Trustee on behalf of Post-Confirmation RCM may file objections to Claims or Interests against RCM that are not yet Allowed with the Bankruptcy Court and serve such objections upon the Holders of each of the Claims or Interests to which objections are made. Nothing contained herein, however, shall limit the ability of the Plan Administrator or the RCM Trustee, as applicable, to object to Claims or Interests, if any, filed or amended after the Claims Objection

                                   Plan - 52

Deadline or the Administrative Claims Objection Deadline, as applicable. Subject to limitations set forth in the Plan Administrator Agreement and the Plan, as applicable, the Plan Administrator shall be authorized to, and shall, dispose of all Disputed Claims or Interests by withdrawing or settling such objections thereto, or by litigating to judgment in the Bankruptcy Court or such other court as may have jurisdiction the validity, nature, and/or amount thereof. The RCM Trustee shall have sole discretion and authority to object to any RCM Claims or Interests in accordance with the RCM Settlement Agreement and applicable provisions of the Bankruptcy Code.

                   8.2 No Distributions Pending Allowance. Notwithstanding any other provision of this Plan, no payments or Distributions shall be made with respect to any disputed portion of a Disputed Claim or Interest unless and until all objections to such Disputed Claim or Interest have been settled or withdrawn or have been determined by Final Order and the Disputed Claim or Interest, or some portion thereof, has become an Allowed Claim or Interest.

                   8.3 Distributions After Allowance. The Disbursing Agent on behalf of the Reorganized Debtors and the RCM Trustee on behalf of RCM shall make payments and Distributions from the Disputed Claims Reserve and the RCM Disputed Claims Reserve, as applicable, to the Holder of any Disputed Claim or Interest that has become an Allowed Claim or Interest, or any portion of which has become Allowed, on the first Quarterly Distribution Date following the date that such Disputed Claim or Interest becomes an Allowed Claim. Such Distributions shall be made in accordance with the Plan, the Plan Administrator Agreement and the RCM Settlement Agreement, as applicable.

                                   ARTICLE IX

                    CONFIRMATION AND CONSUMMATION OF THE PLAN

                  9.1 Conditions to Confirmation.

                      (a) The Confirmation Order shall be reasonably acceptable in form and substance to the Plan Proponents (and with respect to any matter affecting the Secured Lender Agent and/or the Secured Lenders, the Secured Lender Agent);

                      (b) The Confirmation Date of this Plan shall have occurred on or before December 15, 2006; and

                      (c) The Plan Proponents shall have determined and shall have filed with the Bankruptcy Court a notice confirming that the Allotted Administrative Claims are not reasonably expected to exceed, in the aggregate, $180 million;

                      (d) Houlihan and Capstone shall have each filed with the Bankruptcy Court in advance of the Voting Deadline, its respective RCM Projection and Contributing Debtors Projection.

                      (e) Either (i) both of the Houlihan and Capstone RCM Projections shall be equal to or exceed $430 million, or (ii) in the event that one such RCM Projection is less than $430 million and the other is equal to or exceeds $430 million, the Bankruptcy Court (after reviewing both RCM Projections and the assumptions therein) shall have determined that the appropriate RCM Projection is equal to or exceeds $430 million; and

                      (f) Either (i) both of the Houlihan and Capstone Contributing Debtors Projections shall be equal to or exceed $64 million, or
(ii) in the event that one such Contributing Debtors Projection is less than $64 million and the other is equal to or exceeds $64 million, the Bankruptcy Court (after reviewing both RCM Projections and the assumptions therein) shall have determined that the appropriate Contributing Debtors Projection is equal to or exceeds $64 million.

                  9.2 Conditions to Efective Date. The Plan Proponents shall request that the Confirmation Order include a finding by the Bankruptcy Court that, notwithstanding Bankruptcy Rule 3020(e), the Confirmation

                                   Plan - 53

Order shall take effect immediately upon its entry. The following are conditions precedent to the occurrence of the Effective Date, each of which must be satisfied or waived by the Plan Proponents in accordance with the terms hereof prior to December 31, 2006:

                      (a) The Confirmation Order, in form and substance reasonably satisfactory to the Plan Proponents, shall have been entered and not thereafter stayed, reversed or vacated and shall, among other things, provide that:

                          (i) the Debtors, the Plan Administrator, on behalf of the Reorganized Debtors, and the RCM Trustee on behalf of Post-Confirmation RCM are authorized to take all actions necessary or appropriate to enter into, implement, and consummate the contracts, instruments, releases, leases, indentures, and other agreements or documents created in connection with the Plan; and

                          (ii) the provisions of the Confirmation Order are non severable and mutually dependent.

                      (b) Unless the condition set forth in paragraph 15(a) of the Early Payment Order that the Early Payment Order shall have become a Final Order in full force and effect shall have been waived in accordance therewith, the Early Payment Order shall have become a Final Order and shall be in full force and effect;

                      (c) The RCM Settlement Agreement shall have been approved by the Bankruptcy Court and shall have become effective by satisfaction of all conditions to effectiveness therein.

                      (d) All other actions, documents, and agreements necessary to implement the Plan shall have been effected or executed;

                      (e) The Secured Lender Payment Date shall have occurred;
and

                      (f) The Debtors shall have sufficient Cash to make all required payments to be made on the Effective Date.

                      (g) All amounts owed, as of the Effective Date, to the Secured Lender Agent and/or any Secured Lender pursuant to paragraph 12 of the Early Payment Order shall have been paid in full.

                  9.3 Waiver of Conditions. Each of the conditions to the Effective Date set forth herein may be waived in whole or in part by the Plan Proponents by agreement, without any notice to parties in interest or the Bankruptcy Court and without a hearing; provided, however, in the event that such waiver is not unanimous, the waiving Plan Proponents shall be required to obtain approval of the Bankruptcy Court to effect such waiver, following notice and a hearing and; provided further, the conditions set forth in the parenthetical of section 9.1(a) and sections 9.2(b), (e) and (g) hereof shall not be waived without the consent of the Secured Lender Agent and Secured Lenders that hold the number and amount of Secured Lender Claims required to accept a plan pursuant to section 1126(c) of the Bankruptcy Code (as if, for purposes of this paragraph, such Secured Lender Claims were impaired). The failure to satisfy or waive any condition to the Effective Date may be asserted by the Plan Proponents regardless of the circumstances giving rise to the failure of such condition to be satisfied, including any action or inaction by the Plan Proponents. The failure of the Plan Proponents to exercise any of the foregoing rights shall not be deemed a waiver of any other rights, and each such right shall be deemed an ongoing right that may be asserted at any time.

                  9.4 Consequences of Non-Occurrence of Efective Date. In the event that the Effective Date does not timely occur, the Plan Proponents reserve all rights to seek an order from the Bankruptcy Court directing that the Confirmation Order be vacated, that the Plan be null and void in all respects, and/or that any settlement of Claims provided for in the Plan, other than those contained in the RCM Settlement Agreement, be null and void. In the event that the Bankruptcy Court shall enter an order vacating the Confirmation Order, the time within which the Debtors may assume and assign, or reject all executory contracts and unexpired leases not

                                   Plan - 54
previously assumed, assumed and assigned, or rejected, shall be extended for a period of 60 days after the date the Confirmation Order is vacated, without prejudice to further extensions.


                                    ARTICLE X
                           EFFECT OF PLAN CONFIRMATION

                  10.1 Binding Efect. This Plan, and all compromises and settlements contemplated hereby or incorporated by reference herein, shall be binding upon and inure to the benefit of the Debtors, all present and former Holders of Claims and Interests, and their respective successors and assigns, including, but not limited to, the Reorganized Debtors and any Chapter 7 trustee appointed to administer any of the Estates.

                  10.2  Releases.

                       (a) Releases by the Debtors and RCM. As of the Effective Date, for good and valuable consideration, the adequacy of which is hereby confirmed, the Debtors and RCM (in their individual capacities and as debtors and debtors in possession) will be deemed to release forever, waive, and discharge all claims, obligations, suits, judgments, damages, demands, debts, rights, causes of action, and liabilities (other than the rights of the Debtors, RCM, the Reorganized Debtors or Post-Confirmation RCM to enforce this Plan and the contracts, instruments, releases, indentures, and other agreements or documents delivered hereunder, and liabilities arising after the Effective Date in the ordinary course of business) whether liquidated or unliquidated, fixed or contingent, matured or unmatured, known or unknown, foreseen or unforeseen, then existing or thereafter arising, in law, equity, or otherwise that are based in whole or part on any act omission, transaction, event, or other occurrences taking place on or prior to the Effective Date in any way relating to the Debtors, the Reorganized Debtors, RCM, Post-Confirmation RCM, the Chapter 11 Cases, this Plan, the Disclosure Statement or the RCM Settlement Agreement and that could have been asserted by or on behalf of the Debtors, RCM, their Estates, the Reorganized Debtors or Post-Confirmation RCM, including pursuant to principles of substantive consolidation, piercing the corporate veil, alter ego, domination, constructive trust and similar principles of state or federal creditors' rights laws, in any such case, against the Released Parties. For the avoidance of doubt, Released/Subordinated Claims shall include any and all claims and causes of action against the Released Parties, acting in such capacity, arising from or relating to (w) the Debtors' and RCM's centralized cash management system and intercompany transfers other than the RCM Intercompany Claim and Intercompany Claims with respect to Non-Debtor Affiliates, (x) the leveraged recapitalization in August 2004, (y) the initial public offering, and any related transactions effectuated in August 2005/September 2005, and (z) any transfer or payment made in respect of the Credit Agreement or the Senior Subordinated Note Indenture, including any redemption of Senior Subordinated Notes, which shall include any Claim or cause of action arising therefrom pursuant to sections 541, 544, 545, 547, 548, 549, 550, 551 and 553 of the Bankruptcy Code.

                      (b) Releases by Holders of Claims and Interests in Respect of Released Parties. On the Effective Date, each Holder of an Impaired Claim, including, but not limited to any Holder of an Impaired Claim against RCM that receives a Distribution in consideration for the obligations of the Debtors, RCM, the Reorganized Debtors and Post-Confirmation RCM under the Plan and the Cash and other contracts, instruments, releases, agreements, or documents to be delivered in connection with the Plan, shall be deemed to forever release, waive, and discharge all claims, demands, debts, rights, causes of action, or liabilities (other than the right to enforce Released Parties' obligations under the Plan, the Confirmation Order, and the contracts, instruments, releases, agreements, and documents delivered under the Plan), whether liquidated or unliquidated, fixed or contingent, matured or unmatured, known or unknown, foreseen or unforeseen, then existing or thereafter arising, in law, equity, or otherwise that are based in whole or in part on any act or omission, transaction, event, or other occurrence taking place on or prior to the Effective Date in any way relating to the Debtors, RCM the Chapter 11 Cases, the Plan, or the Disclosure Statement, in any such case, against the Released Parties.

                                   Plan - 55

                      (c) Releases and Subordination by Holders of Claims and Interests in Respect of Contributing Non-Debtor Afiliates and Contributing Non-Debtor Afiliate Management. On each Contributing Non-Debtor Affiliate Trigger Date, each Holder of an Impaired Claim, including, but not limited to any Holder of an Impaired Claim against RCM that receives a Distribution under the Plan in consideration for the obligations of the Debtors, RCM, the Reorganized Debtors and Post-Confirmation RCM under the Plan and the Cash and other contracts, instruments, releases, agreements, or documents to be delivered in connection with the Plan, shall be deemed to (a) subordinate all claims of the type described in section 10.2(b) against the applicable Contributing Non-Debtor Affiliate to all other existing claims against and equity interests in such Contributing Non-Debtor Affiliate, and (b) release all claims of the type described in section 10.2(b) against parties who are Contributing Non-Debtor Affiliate Management of such Contributing Non-Debtor Affiliate; provided, however, that the RCM Trustee, with the consent of the Plan Committee, may deem any subordination referenced in this section 10.2(c) to be a "release" of claims (and may request the Bankruptcy Court to enter an Order confirming the same) to the extent the RCM Trustee determines such a release necessary to ensuring that the applicable Contributing Non-Debtor Affiliate winds up its affairs and distributes on a net basis (whether on account of equity or intercompany balances) positive Cash to the Contributing Debtors and RCM or, if insufficient Cash will be available for Distribution to RCM and the Contributing Debtors, otherwise releases all Intercompany Claims of the Contributing Non-Debtor Affiliate against RCM and the Contributing Debtors.

                      (d) Qualifying Plan Releases. In order to obtain for the estates of the Debtors the full benefits of the Early Payment Order, including the final allowance of Secured Lender Indemnification Claims at zero for purposes of the Chapter 11 Cases pursuant to paragraph 9(a) and (b) of the Early Payment Order, all Secured Lender Released Claims, unless previously made effective under the Early Payment Order, are hereby fully, finally and forever released on the Effective Date. For the avoidance of doubt, the releases provided under this section 10.2(d) of the Plan shall be interpreted such that their scope will satisfy the requirements under the Early Payment Order for the Plan to be a Qualifying Plan thereunder.

                      (e) Releases by Recipients of BA WAG Proceeds. On the Effective Date, or in the case of Holders of RCM Securities Customer Claims and RCM FX/Unsecured Claims, the later of the Effective Date and the date at which an RCM Related Claim Subordination Form is provided (i) each Holder of a Secured Lender Claim, (ii) each Holder, that has not affirmatively exercised its option to be excluded from any Distribution of BAWAG Proceeds prior to the Voting Deadline, of (A) a Senior Subordinated Note Claim, or (B) a Contributing Debtors General Unsecured Claim, or (iii) each Holder, that has provided an RCM Related Claim Subordination form electing to receive RCM BAWAG Proceeds, of (A) an RCM Securities Customer Claim or (B) an RCM FX/Unsecured Claim, shall be deemed to forever release, waive, and discharge all claims, demands, debts, rights, causes of action, or liabilities against BAWAG, whether liquidated or unliquidated, fixed or contingent, matured or unmatured, known or unknown, foreseen or unforeseen, then existing or thereafter arising, in law, equity, or otherwise that are based in whole or in part on any act or omission, transaction, event, or other occurrence taking place on or prior to the Effective Date in any way arising from or relating to Refco or the RGHI Entities (each as defined in the BAWAG Settlement), and any transactions involving such parties, including, but not limited to, claims or actions arising from or related to (a) the allegations set forth in the Complaint and the Counterclaim (each as defined in the BAWAG Settlement), (b)the allegations set forth in the Adversary Proceeding (as defined in the BAWAG Settlement), or (c) any allegations that could have been made by any of the Refco Parties (as defined in the BAWAG Settlement); provided however, that pursuant to the Securities Class Action Stipulation, any Holder of a Claim or Interest against the Debtors, that is also a member of the securities class action class described in the Securities Class Action Stipulation may, assuming approval of the Securities Class Action Stipulation (and the settlement contained therein), elect to receive BAWAG Proceeds without releasing BAWAG of its Securities Class Action claims as set forth in this subparagraph.

                      (f) Injunction Related to Releases. The Confirmation Order shall permanently enjoin the commencement or prosecution by any entity, whether directly, derivatively, or otherwise, of any claims, obligations, suits, judgments, damages, demands, debts, rights, causes of action, or liabilities released pursuant to this Plan or the Early Payment Order, including, but not limited to, the claims, obligations, suits, judgments, damages, demands, debts, rights, causes of action, or liabilities released in this section of the Plan.

                                   Plan - 56

For the avoidance of doubt, neither the Litigation Trust nor the Private Actions Trust shall bring any action to recover on any Released/Subordinated Claims. Notwithstanding any provision contained herein or any provision in any documents incorporating or implementing in any manner the Plan to the contrary, nothing in this Plan or the transactions approved hereby is intended to or shall release any non debtor of any liabilities or obligations to the United States of America or its agencies or subdivisions (the "United States"), nor shall it enjoin or bar any claim by the United States against any Non-Debtor Affiliate.

                  10.3 Exculpation and Limitation of Liability. To the maximum extent permitted by the Bankruptcy Code and applicable law, none of the (a) Debtors, (b) RCM, (c) the Reorganized Debtors, (d) the Plan Administrator, (e) any professionals retained by the Debtors or the RCM Trustee pursuant to an order of the Bankruptcy Court, (f) the Committees (including any present and former members thereof), (g) the RCM Trustee, (h) the parties to the RCM Settlement Agreement and the Plan Support Agreement (in such capacities), (i) the Post-Petition Management, (j) Post-Confirmation RCM, (k) the chapter 7 trustee appointed in Refco LLC's chapter 7 case, (l) AlixPartners, (m) the members of the Portfolio Management Advisory Committee and the Plan, Negotiation, and Litigation Advisory Committee, in each case, established under the RCM Settlement Agreement and in each case acting in such capacities, (n) the Ad Hoc Equity Committee, (o) the Ad Hoc Committee of Senior Subordinated Note Holders. (p) the Senior Subordinated Note Indenture Trustee in its role of effectuating Distributions to Holders of Senior Subordinated Notes nor (q) any of their respective representatives, agents, officers, directors, employees, advisors, or attorneys shall have or incur any liability to, or be subject to any right of action by, any Holder of a Claim or an Interest, or any other party in interest, or any of their respective agents, employees, representatives, financial advisors, attorneys, or agents acting in such capacity, or affiliates, or any of their successors or assigns, for any act or omission in connection with, relating to, or arising out of, the Chapter 11 Cases, the RCM Settlement Agreement or, if on or prior to the Effective Date, RCM's Chapter 11 Case is converted to a chapter 7 case to be administered under subchapter III of chapter 7, related to, or arising out of, the chapter 7 case, formulating, negotiating, or implementing this Plan, the solicitation of acceptances of this Plan, the pursuit of confirmation of this Plan, the confirmation of this Plan, the consummation of this Plan, or the administration of this Plan or the property to be distributed under this Plan, except for gross negligence or willful misconduct, and in all respects shall be entitled to reasonably rely upon the advice of counsel with respect to their duties and responsibilities under this Plan.

                  10.4    No Discharge of Claims; Injunction.

                      (a) Pursuant to section 1141(d)(3) of the Bankruptcy
Code, confirmation will not discharge Claims against the Contributing Debtors, FXA and RCM; provided, however, that no holder of a Claim against or Interest in any Contributing Debtor, FXA and RCM may, on account of such Claim or Interest, seek or receive any payment or other Distribution from, or seek recourse against the Estates of any Contributing Debtor, FXA or RCM, the Reorganized Debtors, Post-Confirmation RCM or their respective successors or their respective properties, except as expressly provided herein. Accordingly, except as otherwise provided in the Plan, the Confirmation Order shall provide, among other things, that from and after the Confirmation Date all Persons who have held, hold, or may hold Claims against or Interests in the Debtors or RCM are
(i) permanently enjoined from taking any of the following actions against the Estate(s) of the Contributing Debtors, FXA, RCM, the Plan Administrator, the RCM Trustee, the Reorganized Debtors, Post-Confirmation RCM or any of their property on account of any such Claims or Interests and (ii) preliminarily enjoined from taking any of the following actions against any of the Contributing Debtors, FXA, RCM, the Reorganized Debtors, Post-Confirmation RCM or their property on account of such Claims or Interests: (A) commencing or continuing, in any manner or in any place, any action or other proceeding; (B) enforcing, attaching, collecting, or recovering in any manner any judgment, award, decree, or order;
(C) creating, perfecting, or enforcing any lien or encumbrance; and (D) commencing or continuing, in any manner or in any place, any action that does not comply with or is inconsistent with the provisions of the Plan; provided, however, that (x) nothing contained herein shall preclude such Persons from exercising their rights pursuant to and consistent with the terms of this Plan and (y) the preliminary injunction of actions against the Contributing Debtors, FXA and RCM, the Reorganized Debtors, Post-Confirmation RCM, and their property (if any) shall be dissolved and terminate one (1) day following the dissolution of the Reorganized Debtors and Post-Confirmation RCM and completion of the winding up of their affairs. Notwithstanding anything to the contrary set forth in this Plan, creditors' rights of setoff and recoupment are preserved, and the injunctions referenced in this section or section 10.5 of the Plan shall not enjoin the valid exercise of such rights of setoff and recoupment.

                                   Plan - 57

                      (b) By accepting Distributions pursuant to this Plan, each Holder of an Allowed Claim or Allowed Interest shall be deemed to have specifically consented to the injunctions set forth in this Article X.

                  10.5 Term of Bankruptcy Injunction or Stays. All injunctions or stays provided for in the Chapter 11 Cases under sections 105 or 362 of the Bankruptcy Code, or otherwise, and in existence on the Confirmation Date, shall remain in full force and effect until all of the property of the Estates of the Contributing Debtors, FXA, the Reorganized Debtors and Post-Confirmation RCM have been distributed and the Contributing Debtors and the Reorganized Debtors have been merged into the Reorganized Debtors, dissolved or otherwise liquidated, as the case may be, in accordance with the terms of the Plan or any Plan Document, and the Estate of Post-Confirmation RCM shall have been fully administered and the RCM Trustee discharged from his duties; provided, however, that any injunction that by its terms is permanent or otherwise is intended to survive the Effective Date and Distributions hereunder (whether by law or pursuant to order of the Court), shall be continued without modification, notwithstanding anything to the contrary contained in this Plan.

                  10.6 Continuation ofForex Adversary. Notwithstanding any provision herein to the contrary, neither this Plan nor any contract, instrument, release, agreement or document executed or delivered in connection therewith, nor the occurrence of the Effective Date (i) shall release, waive or discharge any of the claims or causes of action asserted in that certain adversary proceeding styled Forex Trading, LLC and The Ad Hoc Refco F/X Customer Committee v. Refco F/X Associates, LLC and Refco Capital Markets, Ltd., Adv. Proc. No. 06-01748 (RDD) (the "Forex Adversary") against FXA and RCM, their successors and assigns, including Reorganized FXA and Post-Confirmation RCM, and/or any of their property, and/or (ii) shall permanently or preliminarily enjoin, prohibit or prevent in any way the continuation and/or prosecution of the Forex Adversary and the claims and causes of action asserted therein against FXA and RCM, their successors and assigns, including Reorganized FXA and Post-Confirmation RCM, and/or any of their property; and all such claims and causes of action, as well as any and all defenses and counterclaims of FXA and RCM (including, without limitation, FXA's right to argue that the constructive trust claim asserted against RCM in the Forex Adversary belongs to FXA and not Forex Trading LLC or the Ad Hoc Refco F/X Customer Committee, as defined in the Forex Adversary), are hereby expressly preserved.

                                   ARTICLE XI

                            RETENTION OF JURISDICTION

                  11.1 Exclusive Jurisdiction of the Bankruptcy Court.

                  Pursuant to sections 105(c) and 1142 of the Bankruptcy Code and notwithstanding entry of the Confirmation Order and the occurrence of the Effective Date, the Bankruptcy Court shall retain exclusive jurisdiction (unless otherwise indicated) over all matters arising out of, and related to, the Chapter 11 Cases, this Plan and the RCM Settlement Agreement to the fullest extent permitted by law, including, among other things, jurisdiction to:

                      (a) Allow, disallow, determine, liquidate, classify, estimate, or establish the priority or secured or unsecured status of any Claim or Interest, including the resolution of any request for payment of any Allowed Administrative Claim and the resolution of any objections to the allowance or priority of Claims or Interests;

                      (b) Grant or deny any applications for allowance of compensation or reimbursement of expenses authorized pursuant to the Bankruptcy Code or this Plan for periods ending on or before the Effective Date;

                      (c) Resolve any matters related to the assumption, assumption and assignment, or rejection of any executory contract or unexpired lease to which any Debtor or RCM is a party or with respect to which any Debtor or RCM may be liable and to hear, determine, and, if necessary, liquidate any Claims arising therefrom;

                                   Plan - 58

                      (d) Ensure that Distributions to Holders of Allowed Claims are accomplished pursuant to the provisions of this Plan and the RCM Settlement Agreement, as applicable;

                      (e) Decide or resolve any motions, adversary proceedings, contested or litigated matters, and any other matters and grant or deny any applications involving the Debtors or RCM that may be pending on the Effective Date (which jurisdiction shall be non-exclusive as to any such non-core matters);

                      (f) Enter such orders as may be necessary or appropriate to implement or consummate the provisions of this Plan, the RCM Settlement Agreement and all contracts, instruments, releases, and other agreements or documents created in connection with this Plan, the RCM Settlement Agreement, the Disclosure Statement or the Confirmation Order;

                      (g) Resolve any cases, controversies, suits, or disputes that may arise in connection with the consummation, interpretation, or enforcement of this Plan or the RCM Settlement Agreement or any contract, instrument, release, or other agreement or document that is executed or created pursuant to this Plan the RCM Settlement Agreement or any entity's rights arising from or obligations incurred in connection with this Plan the RCM Settlement Agreement;

                      (h) Modify this Plan before or after the Effective Date pursuant to section 1127 of the Bankruptcy Code or modify the Disclosure Statement, the Confirmation Order, or any other Plan Document, the Disclosure Statement, or the Confirmation Order, or remedy any defect or omission or reconcile any inconsistency in any Bankruptcy Court order, this Plan, the Disclosure Statement, the Confirmation Order, or any contract, instrument, release, or other agreement or document created in connection with this Plan, the Disclosure Statement, or the Confirmation Order, in such manner as may be necessary or appropriate to consummate this Plan;

                      (i) Hear and determine all applications for compensation and reimbursement of expenses of Professionals under this Plan or under sections 330, 331, 503(b), 1103, and 1 129(a)(4) of the Bankruptcy Code; provided, however, that from and after the Confirmation Date the payment of fees and expenses of the Reorganized Debtors and the Plan Administrator, including professional fees, shall be made in the ordinary course of business and shall not be subject to the approval of the Bankruptcy Court;

                      (j) Issue injunctions, enter and implement other orders, or take such other actions as may be necessary or appropriate to restrain interference by any entity with consummation, implementation, or enforcement of this Plan or the Confirmation Order;

                      (k) Hear and determine causes of action by or on behalf of the Contributing Debtor, FXA, RCM, the Reorganized Debtors, the Litigation Trustee, the Private Actions Trustee or Post-Confirmation RCM;

                      (l) Hear and determine matters concerning state, local, and federal taxes in accordance with sections 346, 505, and 1146 of the Bankruptcy Code;

                      (m) Enter and implement such orders as are necessary or appropriate if the Confirmation Order is for any reason or in any respect modified, stayed, reversed, revoked, or vacated, or Distributions pursuant to this Plan are enjoined or stayed;

                      (n) Determine any other matters that may arise in connection with or relate to this Plan, the RCM Settlement Agreement, the Disclosure Statement, the Confirmation Order or any other Plan Document;

                      (o) Enforce all orders, judgments, injunctions, releases, exculpations, indemnifications, and rulings entered in connection with the Chapter 11 Cases or any subsequent chapter 7 case, as applicable (which jurisdiction shall be non-exclusive except as otherwise provided by Titles 11 and 28 of the United States Code);

                                   Plan - 59

                      (p) Hear and determine all matters related to (i) the property of the Estates of the Reorganized Debtors and Post-Confirmation RCM from and after the Confirmation Date, (ii) the winding up of the Debtors' and RCM's affairs, and (iii) the activities of the Plan Administrator and the RCM Trustee, including (A) challenges to or approvals of the Reorganized Debtors', the Plan Administrator's, the RCM Trustee's or Post-Confirmation RCM's activities, (B) resignation, incapacity, or removal of the Plan Administrator or the RCM Trustee and selection of a successor, (C) reporting by, termination of, and accounting by the Reorganized Debtors, the Plan Administrator, the RCM Trustee and Post-Confirmation RCM, and (D) release of the Plan Administrator or the RCM Trustee from their duties;

                      (q) Hear and determine disputes with respect to compensation of (i) the Reorganized Debtors' and Post-Confirmation RCM's professional advisors and (ii) the Plan Administrator, the RCM Trustee, the Litigation Trustee, the Private Actions Trustee and their professional advisors;

                      (r) Hear and determine such other matters as may be provided in the Confirmation Order or as may be authorized under the Bankruptcy Code; and

                      (s) Enter an order closing the Chapter 11 Cases or chapter 7 case of RCM, if any, as applicable.

                                   ARTICLE XII
                            MISCELLANEOUS PROVISIONS

                  12.1 Effectuating Documents and Further Transactions. Each of the Debtors, RCM, the Plan Administrator on behalf of the Reorganized Debtors and the RCM Trustee on behalf of Post-Confirmation RCM shall be authorized to execute, deliver, file, or record such contracts, instruments, releases, and other agreements or documents and take such actions as may be necessary or appropriate to effectuate, implement, and further evidence the terms and conditions of this Plan and any notes or securities issued pursuant to this Plan.

                  12.2 Corporate Action. Prior to, on, or after the Effective Date (as appropriate), all matters expressly provided for under this Plan that would otherwise require approval of the stockholders, members, directors or managers of one or more of the Debtors, RCM, the Reorganized Debtors or Post-Confirmation RCM shall be deemed to have occurred and shall be in effect prior to, on, or after the Effective Date (as appropriate) pursuant to the applicable law of the states in which the Debtors, RCM, the Reorganized Debtors or Post-Confirmation RCM are incorporated or formed without any requirement of further action by the stockholders, members, directors or managers, as applicable, of the Debtors, RCM, the Reorganized Debtors or Post-Confirmation RCM.

                  12.3 Bar Dates for Certain Claims.

                      (a) Administrative Claims. The Confirmation Order shall establish an Administrative Claims Bar Date for filing Administrative Claims against all Debtors and RCM which date shall be thirty (30) days after the Effective Date. Holders of asserted Administrative Claims not paid prior to the Confirmation Date shall submit requests for the payment of administrative expenses on or before such Administrative Claims Bar Date or forever be barred from doing so. The notice of Confirmation to be delivered pursuant to Bankruptcy Rules 3020(c) and 2002(f) shall set forth such date and constitute notice of this Administrative Claims Bar Date. The Reorganized Debtors and the RCM Trustee shall have until the Administrative Claims Objection Deadline to object to such claims.

                      (b) Professional Fee Claims. All Professionals and other entities requesting compensation or reimbursement of Professional Fee Claims pursuant to sections 327, 328, 330, 331, or 503(b) of the Bankruptcy Code for services rendered prior to the Confirmation Date shall file and serve on the Reorganized Debtors and counsel for the Reorganized Debtors and on the RCM Trustee and his counsel an application for final allowance of compensation and reimbursement of expenses no later than sixty (60) days after the Effective Date, unless otherwise ordered by the Bankruptcy Court. Objections to applications of such Professionals or other entities

                                   Plan - 60
for compensation or reimbursement of expenses must be filed and served on the Reorganized Debtors, counsel for the Reorganized Debtors, the RCM Trustee and his counsel, and the requesting Professional or other entity no later than thirty (30) days (or such longer period as may be allowed by order of the Bankruptcy Court) after the date on which the applicable request for compensation or reimbursement was served. Upon the Confirmation Date, any requirement that Professionals comply with sections 328, 330, or 331 of the Bankruptcy Code in seeking retention or compensation for services rendered after such date shall terminate. Professional Fee Claims relating to fees and expenses incurred after the Effective Date shall be paid in the ordinary course of business.

                      (c) Professional Fee Holdback. Within 10 calendar days prior to the Confirmation Hearing, each Professional shall provide to the Plan Proponents (with a copy to the Fee Committee) a notice of Professional Fee Claim containing (i) a disclosure of fees and expenses incurred, unbilled and unpaid in the Chapter 11 Cases, including any amounts that may be sought by any Professional as an enhancement of the fees billed by it in the Chapter 11 Cases based on the results achieved in the Chapter 11 Cases and (ii) an estimate of additional fees and expenses expected to be incurred by each such Professional through the Effective Date (in the aggregate, the "Professional Fee Claims"). On the Effective Date, the Reorganized Debtors and Post-Confirmation RCM shall fund an escrow account consisting of 110% of (x) the amount of any holdbacks on previously billed and paid amounts and (y) the amount of the Professional Fee Claims estimated in (ii) of the first sentence of this subparagraph 12.3(c). Amounts held in such escrow account shall be used to pay amounts not previously paid and subsequently allowed by the Bankruptcy Court following compliance with the interim compensation procedures established by the Bankruptcy Court in these Chapter 11 Cases and/or a hearing on the Professionals' final fee applications. When all Professional Fee Claims have been paid in full, amounts remaining in such escrow account, if any, shall be returned to the Reorganized Debtors and Post-Confirmation RCM.

                  12.4 Payment of Statutory Fees. All fees payable pursuant to section 1930 of title 28, United States Code, as determined by the Bankruptcy Court at the Confirmation Hearing, shall be paid on the Effective Date. The Debtors, RCM, the Reorganized Debtors and Post-Confirmation RCM shall remain liable for any quarterly fees validly due and owing to the United States Trustee under 28 U.S.C. ss. 1930 through and including such dates that their respective Chapter 11 Cases are converted to cases under chapter 7, dismissed, or closed.

                   12.5 Amendment or Modification of the Plan. Subject to
section 1127 of the Bankruptcy Code and, to the extent applicable, sections 1122, 1123, and 1125 of the Bankruptcy Code, the Plan Proponents reserve the right to alter, amend, or modify this Plan at any time prior to or after the Confirmation Date but prior to the substantial consummation of this Plan; provided, however, that no such alteration, amendment or modification shall conflict with any Final Order (including, without limitation, the Early Payment Order). A Holder of a Claim that has accepted this Plan shall be deemed to have accepted the Plan, as altered, amended or modified, if the proposed alteration, amendment or modification does not materially and adversely change the treatment of the Claim of such Holder.

                  12.6 Severability of Plan Provisions. If, prior to the Confirmation Date, any term or provision of this Plan is determined by the Bankruptcy Court to be invalid, void, or unenforceable, the Bankruptcy Court shall have the power to alter and interpret such term or provision to make it valid or enforceable to the maximum extent practicable, consistent with the original purpose of the term or provision held to be invalid, void, or unenforceable, and such term or provision shall then be applicable as altered or interpreted. Notwithstanding any such holding, alteration, or interpretation, the remainder of the terms and provisions of this Plan shall remain in full force and effect and shall in no way be affected, impaired, or invalidated by such holding, alteration, or interpretation. The Confirmation Order shall constitute a judicial determination and shall provide that each term and provision of this Plan, as it may have been altered or interpreted in accordance with the foregoing, is valid and enforceable pursuant to its terms.

                  12.7 Successors and Assigns. This Plan shall be binding upon and inure to the benefit of the Debtors, RCM, and their respective successors and assigns, including, without limitation, any chapter 7 trustee subsequently appointed. The rights, benefits, and obligations of any entity named or referred to in this Plan shall be binding on, and shall inure to the benefit of, any heir, executor, administrator, successor, or assign of such entity.

                                   Plan - 61

                  12.8 Revocation, Withdrawal, or Non-Consummation. The Plan Proponents reserve the right to revoke or withdraw the Plan at any time prior to the Confirmation Date and to file other plans of reorganization. If the Plan Proponents revoke or withdraw the Plan, or if Confirmation or consummation of the Plan does not occur, then (i) the Plan shall be null and void in all respects, (ii) except as provided in sections 12.15 and 12.16 of the Plan, any settlement or compromise embodied in the Plan (including the fixing or limiting to an amount any Claim or Class of Claims), assumption or rejection of executory contracts or leases effected by the Plan, and any document or agreement executed pursuant to the Plan shall be deemed null and void, and (iii) nothing contained in the Plan, and no acts taken in preparation for consummation of the Plan, shall (A) constitute or be deemed to constitute a waiver or release of any Claims by or against, or any Interests in, the Plan Proponents or any other Person, (B) prejudice in any manner the rights of the Plan Proponents or any Person in any further proceedings involving the Plan Proponents, or (C) constitute an admission of any sort by the Plan Proponents or any other Person.

                  12.9 Notice. All notices, requests, and demands to or upon the Reorganized Debtors and Post-Confirmation RCM to be effective shall be in writing and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when actually delivered or, in the case of notice by facsimile transmission, when received and telephonically confirmed, addressed as follows:

                  SKADDEN, ARPS, SLATE, MEAGHER & FLOM
                      LLP
                  Four Times Square
                  New York, New York 10036-6522
                  Telephone: (212) 735-3000
                  Facsimile: (212) 735-2000
                  Att'n:   J. Gregory Milmoe, Esq.
                           Sally McDonald Henry,
                           Esq. J. Gregory St.
                           Clair, Esq.

                  Attorneys for Debtors and Debtors-in-Possession


                  MILBANK, TWEED, HADLEY & McCLOY LLP
                  1 Chase Manhattan
                  Plaza New York, NY
                  10005
                  Telephone: (212) 530-5000
                  Facsimile: (212) 530-5219
                  Att'n:   Luc A. Despins
                           Susheel Kirpalani
                           Dennis C. O'Donnell

                  Counsel for the Official Committee of Unsecured Creditors of Refco Inc., et al.

                                   Plan - 62

                  KASOWITZ, BENSON, TORRES & FRIEDMAN LLP
                  1633 Broadway
                  New York, NY 10019
                  Telephone: (212)506-1700
                  Facsimile:
                  Att'n:   David S.
                           Rosner
                           Andrew K.
                           Glenn
                           Jeffrey R.
                           Gleit

                  Counsel for Additional Committee of Unsecured Creditors of Refco Inc., et al.


                  BINGHAM MCCUTCHEN LLP 399 Park Avenue
                  New York, NY 10022
                  Telephone: (212)705-7000
                  Facsimile: (212) 752-5378
                  Att'n:   Tina L. Brozman
                           Timothy B. DeSieno
                           Mark W. Deveno

                  Counsel for the Chapter 11 Trustee for Refco Capital Markets, Ltd.

                  12.10 Governing Law. Except to the extent that the Bankruptcy Code, the Bankruptcy Rules or other federal law is applicable, or to the extent that an exhibit or schedule to this Plan provides otherwise, the rights and obligations arising under this Plan shall be governed by, and construed and enforced in accordance with, the laws of Delaware without giving effect to the principles of conflicts of law of such jurisdiction.

                  12.11 Tax Reporting and Compliance. The Reorganized Debtors are hereby authorized, on behalf of each of the Debtors, to request an expedited determination under section 505(b) of the Bankruptcy Code of the tax liability of the Debtors for all taxable periods ending after the Petition Date through, and including, the Effective Date.

                  12.12 Filing of Additional Documents. On or before substantial consummation of this Plan, the Plan Proponents shall file such agreements and other documents as may be necessary or appropriate to effectuate and further evidence the terms and conditions of this Plan.

                  12.13 Limit on Precedential Efect. The structure of this Plan and the classification of creditors or groups of creditors within one Class contained herein shall have no evidentiary or precedential effect if the such Plan is not confirmed and consummated.

                  12.14 Claims Preserved Pending Consummation. Except as provided in the Early Payment Order and the RCM Settlement Agreement, in the event this Plan is not consummated, all parties-in-interest expressly reserve their claims and rights, as well as all defenses to such claims and rights and causes of action against such other parties, including, without limitation, (i) the subrogation claim of any Debtor that is a Guarantor under the Credit Agreement against any other Debtor that is a Loan Party under the Credit Agreement, arising out of the payment to the Secured Lenders, (ii) all claims of RCM and Holders of RCM Customer Claims and RCM FX/Unsecured Claims against the Contributing Debtors, Refco LLC and other third parties, (iii) all claims of the Contributing Debtors and Refco LLC, and their respective creditors, against RCM and other third parties and (iv) avoidance actions and other causes of action against creditors of RCM and the Contributing Debtors.

                  12.15 Continuation of RCM Settlement Agreement. Neither any term or provision of this Plan, nor any failure of such Plan to proceed or be confirmed or consummated nor any conversion of the RCM Chapter 11

                                   Plan - 63

Case to a case under chapter 7 of the Bankruptcy Code, will in any way affect the terms or effectiveness of the RCM Settlement Agreement, which will at all times operate and be binding in accordance with its terms.

                  12.16 Continuation of Early Payment Order. Neither any term or provision of this Plan or the Confirmation Order, nor any failure of such Plan to proceed or be confirmed or consummated nor any conversion of the RCM Chapter 11 Case to a case under chapter 7 of the Bankruptcy Code, will in any way affect the terms or effectiveness of the Early Payment Order, which will at all times operate and be binding in accordance with its terms.


Dated: New York, New York
       December 4, 2006



                              REFCO INC.
                                  (for itself and on behalf of the Affiliate
                              Debtors other than Refco Finance Inc. and Refco Global Finance Ltd.)


                              By:            /s/ Harrison J. Goldin
                                  -------------------------------------
                                  Name:      Harrison J. Goldin
                                  Title:     Chief Executive Officer



                              REFCO FINANCE INC.


                              By:            /s/ Harrison J. Goldin
                                  -------------------------------------
                                  Name:      Harrison J. Goldin
                                  Title:     President



                              REFCO GLOBAL FINANCE LTD.

                              By:            /s/ Harrison J. Goldin
                                  -------------------------------------
                                  Name:      Harrison J. Goldin
                                  Title:     Executive Vice President



                              SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
                                  Attorneys for Refco Inc. and the Affiliate
                                  Debtors


                              By:            /s/ J. Gregory Milmoe
                                  -------------------------------------
                                  J. Gregory Milmoe (JGM 0919)
                                  Sally McDonald Henry (SMH 0839)
                                  J. Gregory St. Clair (GS 8344)
                                  Four Times Square
                                  New York, New York 10036-6522
                                  (212) 735-3000

                             Plan - 64

                              REFCO CAPITAL MARKETS, LTD.


                              By:            /s/ Marc S. Kirschner
                                  -------------------------------------
                                  Name:      Marc S. Kirschner
                                  Title:     Chapter 11 Trustee for Refco
                                             Capital Markets, Ltd.



                              RCM Trustee


                              By:            /s/ Marc S. Kirschner
                                  -------------------------------------
                                   Name:    Marc S. Kirschner
                                  Title:    Chapter 11 Trustee for Refco
                                            Capital Markets, Ltd.



                              BINGHAM McCUTCHEN LLP
                                  Attorneys for Marc S. Kirschner, the Chapter
                                  11 Trustee for
                                  Refco Capital Markets, Ltd.


                              By:            /s/ Tina L. Brozman
                                  -------------------------------------
                                  Tina L. Brozman
                                  Timothy B. DeSieno
                                  Mark W. Deveno
                                  399 Park Avenue
                                  New York, NY 10022
                                  (212) 705-7000


                              MILBANK, TWEED, HADLEY & McCLOY LLP
                                  Attorneys for the Official Committee of
                                  Unsecured Creditors of Refco Inc., et al.


                              By:  /s/ Susheel Kirpalani
                                  -------------------------------------
                                  Luc A. Despins
                                  Susheel Kirpalani
                                  Dennis C. O'Donnell
                                  One Chase Manhattan Plaza
                                  New York, New York 10005
                                  (212) 530-5000

                                   Plan - 65

                              KASOWITZ, BENSON, TORRES & FRIEDMAN LLP
                                  Attorneys for the Additional Committee of Unsecured Creditors of Refco Inc., et al.


                              By:  /s/ David S. Rosner
                                  -------------------------------------
                                  David S. Rosner
                                  Andrew K. Glenn
                                  Jeffrey R. Gleit
                                  1633 Broadway
                                  New York, New York 10019
                                  (212) 506-1700


                                   Plan - 66

                                    Exhibit A

Bersec International LLC
Kroeck & Associates, LLC
Lind-Waldock Securities LLC
Marshall Metals, LLC
New Refco Group Ltd., LLC
Refco Administration, LLC
Refco Capital Holdings, LLC
Refco Capital Management, LLC
Refco Capital LLC
Refco Capital Trading LLC
Refco F/X Associates, LLC
Refco Finance Inc.
Refco Financial, LLC
Refco Fixed Assets Management, LLC
Refco Global Capital Management LLC
Refco Global Finance Limited
Refco Global Futures, LLC
Refco Global Holdings, LLC
Refco Group Ltd., LLC
Refco Information Services, LLC
Refco Managed Futures, LLC
Refco Mortgage Securities, LLC
Refco Regulated Companies, LLC
Summit Management, LLC
Westminster-Refco Management LLC

                                    Exhibit B

                                    Exhibit C

PLAN EXHIBIT C
RESTATED CORPORATE GOVERNANCE DOCUMENTS
---------------------------------------

This Exhibit is subject to all of the provisions of the Plan, including, without limitation section 12.5, under which the Plan Proponents have reserved the right to alter, amend, or modify the Plan, including any Exhibits thereto, under section 1127(a) of the Bankruptcy Code at any time prior to the Effective Date.

                                     SECOND
                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION

                                       OF
                                   REFCO INC.

            Refco Inc. (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware (the "GCL"), does hereby certify as follows:

            (1) The name of the Corporation is Refco Inc. The original certificate of incorporation of the Corporation was filed with the office of the Secretary of State of the State of Delaware on March 17, 2005.

            (2) The Amended and Restated certificate of incorporation was filed with the office of the Secretary of State of the State of Delaware on August 10, 2005.

            (3) On October 17, 2005, the Corporation and certain of its affiliates filed voluntary petitions with the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court") seeking relief under chapter 11 of the United States Bankruptcy Code.

            (4) This Second Amended and Restated Certificate of Incorporation was duly adopted pursuant to the Joint Chapter 11 Plan of Refco Inc. and certain of its direct and indirect subsidiaries, dated October 20, 2006 (as such plan may be amended, supplemented, or further modified from time to time, the "Plan"). The Plan was confirmed on December [15], 2006 by the Bankruptcy Court.

            (5) The text of the amended and restated certificate of incorporation of the Corporation is amended and restated in its entirety as follows:

            FIRST: The name of this Corporation is Refco Inc.

            SECOND: The address of the registered office of this Corporation in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at that address is The Corporation Trust Company.

            THIRD: The purpose of this Corporation shall be to (i) implement the provisions of the Plan, (ii) implement and perform the obligations of this Corporation under the Plan Administrator Agreement, dated December __, 2006, by and among this Corporation (on behalf of itself and certain of its affiliates) and [___________________________________________________________] (as approved pursuant to the Plan, the "Plan Administrator Agreement"), (iii) implement and perform the obligations of any other agreements executed by this Corporation or its affiliates in connection with the Plan or the Plan Administrator Agreement and (iv) engage in such business operations as may be required or helpful to implement the purpose and intent of the Plan, or matters reasonably related or incidental thereto.

            FOURTH: The total number of shares of stock which this Corporation shall have authority to issue is one (1) share of Common Stock, having a par value of $0.01.

            FIFTH: This Corporation is to have perpetual existence until such time as this Corporation is dissolved in accordance with the Plan and applicable law.

            SIXTH: No stockholder of this Corporation shall have any cumulative voting rights.

            SEVENTH: No stockholder of this Corporation shall have any preferential, preemptive or other rights to subscribe for, purchase, or acquire any shares of this Corporation.

            EIGHTH:

            (1) The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

            (2) The Board of Directors shall consist of one (1) member.

            (3) The Plan Administrator (as defined in the Plan) shall be the sole member of the Board of Directors.

            (4) The director shall have concurrent power with the stockholder to make, alter, amend, change, add to or repeal the By-Laws of the Corporation.

            (5) To the fullest extent permitted by the GCL as the same exists or may hereafter be amended, no director shall be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to this Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the GCL as set forth in Title 8 of the Delaware Code or (iv) for any transaction from which the director derived an improper personal benefit. Any repeal or modification of this Article EIGHTH by the stockholders of this Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

            (6) In addition to the powers and authority hereinbefore or by statute expressly conferred upon him, the director is hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by this Corporation, subject, nevertheless, to the provisions of the GCL, the Plan and this Second Amended and Restated Certificate of Incorporation.

            NINTH: Meetings of stockholders may be held within or without the State of Delaware, as the By-Laws may provide. The books of the Corporation may be kept (subject to any provision contained in the GCL) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the By-Laws of the Corporation.

            TENTH: This Corporation reserves the right to amend, alter, change or repeal any provision contained in this Second Amended and Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

            ELEVENTH: This Corporation shall not issue any nonvoting equity securities to the extent prohibited by Section 1123 of Title 11 of the United States Code (the "Bankruptcy Code") as in effect on the effective date of the Plan; provided, however, that this Article ELEVENTH (a) will have no further force and effect beyond that required under Section 1123 of the Bankruptcy Code,
(b) will have such force and effect, if any, only for so long as such section of the Bankruptcy Code is in effect and applicable to this Corporation, and (c) in all events may be amended or eliminated in accordance with such applicable law as from time to time may be in effect.

            IN WITNESS WHEREOF, the Corporation has caused this Second Amended and Restated Certificate of Incorporation to be executed on its behalf as of December __, 2006.



                                        REFCO INC.


                                        _______________________________________
                                        Name: Jerry Lombardo
                                        Title: Vice President, Chief Financial
                                        Officer and Secretary

                                     SECOND

                              AMENDED AND RESTATED

                                     BY-LAWS

                                       OF

                                   REFCO INC.

                             A Delaware Corporation

                                TABLE OF CONTENTS




                                                                            Page
                                                                          ------


ARTICLE I OFFICES                                                            1

Section 1.1      Registered Office                                           1
Section 1.2       Other Offices                                              1

ARTICLE II MEETINGS OF STOCKHOLDERS                                          2

Section 2.1       Place of Meetings                                          2
Section 2.2       Annual Meetings                                            2
Section 2.3       Special Meetings                                           2
Section 2.4       Notice                                                     3
Section 2.5       Adjournments                                               3
Section 2.6       Quorum                                                     3
Section 2.7       Voting                                                     4
Section 2.8       Consent of Stockholders in Lieu of Meeting                 4

ARTICLE III DIRECTORS                                                        6

Section 3.1       Number and Election of Directors                           6
Section 3.2       Vacancies                                                  6
Section 3.3       Duties and Powers                                          7
Section 3.4       Meetings                                                   7
Section 3.5       Resignations and Removals of Directors                     8
Section 3.6       Quorum                                                     8
Section 3.7       Actions of the Board by Written Consent                    9
Section 3.8       Interested Directors                                       9

ARTICLE IV OFFICERS                                                         10

Section 4.1       General                                                   10
Section 4.2       Election                                                  10
Section 4.3       Secretary                                                 11

ARTICLE V STOCK                                                             12

Section 5.1       Form of Certificates                                      12
Section 5.2       Signatures                                                12
Section 5.3       Lost Certificates                                         12

ARTICLE VI NOTICES                                                          13

Section 6.1       Notices                                                   13
Section 6.2       Waivers of Notice                                         13

ARTICLE VII GENERAL PROVISIONS                                              14

Section 7.1       Disbursements                                             14
Section 7.2       Corporate Seal                                            14

ARTICLE VIII INDEMNIFICATION                                                14

Section 8.1       Power to Indemnify in Actions, Suits or Proceedings
                  other than Those by or in the Right of the Corporation    14
Section 8.2       Power to Indemnify in Actions, Suits or Proceedings
                  by or in the Right of the Corporation                     15
Section 8.3       Authorization of Indemnification                          16
Section 8.4       Good Faith Defined                                        17
Section 8.5       Indemnification by a Court                                17
Section 8.6       Expenses Payable in Advance                               18
Section 8.7       Nonexclusivity of Indemnification and Advancement
                  of Expenses                                               18
Section 8.8       Insurance                                                 19
Section 8.9       Certain Definitions                                       19
Section 8.10      Survival of Indemnification and Advancement of Expenses   20
Section 8.11      Limitation on Indemnification                             21
Section 8.12      Indemnification of Employees and Agents                   21

ARTICLE IX AMENDMENTS                                                       21

Section 9.1       Amendments                                                21
Section 9.2       Entire Board of Directors                                 22

                                     SECOND

                              AMENDED AND RESTATED

                                     BY-LAWS

                                       OF

                                   REFCO INC.

                     (hereinafter called the "Corporation")


                                    ARTICLE I

                                     OFFICES
                                     -------

                  Section 1.1 Registered Office. The registered office of the Corporation shall be in the City of Wilmington, New Castle County, State of Delaware.

                  Section 1.2 Other Offices. The Corporation may also have offices at such other places, both within and without the State of Delaware, as the Board of Directors may from time to time determine.

                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS
                            ------------------------

                  Section 2.1 Place of Meetings. Meetings of the stockholders for the election of directors or for any other purpose shall be held at such time and place, either within or without the State of Delaware, as shall be designated from time to time by the Board of Directors.

                  Section 2.2 Annual Meetings. The Annual Meeting of Stockholders for the election of directors shall be held on such date and at such time as shall be designated from time to time by the Board of Directors. Any other proper business may be transacted at the Annual Meeting of Stockholders.

                  Section 2.3 Special Meetings. Unless otherwise required by law or by the certificate of incorporation of the Corporation (the "Certificate of Incorporation"), Special Meetings of Stockholders, for any purpose or purposes, may be called by either (i) the Chairman, if there be one, or (ii) the President, (iii) any Vice President, if there be one, (iv) the Secretary or (v) any Assistant Secretary, if there be one, and shall be called by any such officer at the request in writing of (i) the Board of Directors, (ii) a committee of the Board of Directors that has been duly designated by the Board of Directors and whose powers and authority include the power to call such meetings or (iii) stockholders owning a majority of the capital stock of the Corporation issued and outstanding and entitled to vote. Such request shall state the purpose or purposes of the proposed meeting. At a Special Meeting of Stockholders, only such business shall be conducted as shall be specified in the notice of such meeting (or any supplement thereto).

                  Section 2.4 Notice. Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given which shall state the place, date and hour of the meeting, and, in the case of a Special Meeting of Stockholders, the purpose or purposes for which the meeting is called. Unless otherwise required by law, written notice of any meeting shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to notice of and to vote at such meeting.

                  Section 2.5 Adjournments. Any meeting of stockholders may be adjourned from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting in accordance with the requirements of Section 2.4 hereof shall be given to each stockholder of record entitled to notice of and to vote at the meeting.

                  Section 2.6 Quorum. Unless otherwise required by applicable law or the Certificate of Incorporation, the holders of a majority of the Corporation's capital stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of stockholders for the transaction of business. A quorum, once established, shall not be broken by the withdrawal of enough votes to leave less than a quorum. If, however, such quorum shall not be present or represented at any meeting of stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, in the manner provided in Section 5 hereof, until a quorum shall be present or represented.

                  Section 2.7 Voting. Unless otherwise required by law, the Certificate of Incorporation or these By-Laws or permitted by the rules of any stock exchange on which the Company's shares are listed and traded, any question brought before any meeting of stockholders, other than the election of directors, shall be decided by the vote of the holders of a majority of the total number of votes of the Corporation's capital stock represented at the meeting and entitled to vote on such question, voting as a single class. Unless otherwise provided in the Certificate of Incorporation, and subject to Section 11(a) of this Article II, each stockholder represented at a meeting of stockholders shall be entitled to cast one (1) vote for each share of the capital stock entitled to vote thereat held by such stockholder. Such votes may be cast in person or by proxy as provided in Section 2.8 hereof. The Board of Directors, in its discretion, or the officer of the Corporation presiding at a meeting of stockholders, in such officer's discretion, may require that any votes cast at such meeting shall be cast by written ballot.

                  Section 2.8 Consent of Stockholders in Lieu of Meeting. Unless otherwise provided in the Certificate of Incorporation, any action required or permitted to be taken at any Annual or Special Meeting of Stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the earliest dated consent delivered in the manner required by this Section 2.8 to the Corporation, written consents signed by a sufficient number of holders to take action are delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of the stockholders are recorded. Any copy, facsimile or other reliable reproduction of a consent in writing may be substituted or used in lieu of the original writing for any and all purposes for which the original writing could be used, provided that such copy, facsimile or other reproduction shall be a complete reproduction of the entire original writing. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the Corporation as provided above in this Section 2.8.

                                   ARTICLE III

                                    DIRECTORS
                                    ---------

                  Section 3.1 Number and Election of Directors. The Board of Directors shall consist of not less than one nor more than fifteen members, the exact number of which shall be fixed from time to time by the Board of Directors. On the effective date of the Joint Chapter 11 Plan of Refco Inc. and certain of its direct and indirect subsidiaries (the "Plan"), the Board of Directors shall consist of one (1) member, and the Plan Administrator (as defined in the Plan) shall be the sole member of the Board of Directors. The length of the initial term of the sole director shall be until the next Annual Meeting of Stockholders following the effective date of the Plan and until such director's successor is duly elected and qualified, or until such director's earlier death, resignation or removal. Except as provided in Section 3.2, the director shall be elected by a plurality of the votes cast at each Annual Meeting of Stockholders and the director so elected shall hold office until the next Annual Meeting of Stockholders and until such director's successor is duly elected and qualified, or until such director's earlier death, resignation or removal. A director need not be a stockholder.

                  Section 3.2 Vacancies. Unless otherwise required by law or the Certificate of Incorporation, vacancies on the Board of Directors or any committee thereof arising through death, resignation, removal, an increase in the number of directors constituting the Board of Directors or such committee or otherwise may be filled only by a majority of the directors then in office, though less than a quorum, or by the sole remaining director. The directors so chosen shall, in the case of the Board of Directors, hold office until the next annual election and until their successors are duly elected and qualified, or until their earlier death, resignation or removal and, in the case of any committee of the Board of Directors, shall hold office until their successors are duly appointed by the Board of Directors or until their earlier death, resignation or removal.

                  Section 3.3 Duties and Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these By-Laws required to be exercised or done by the stockholders.

                  Section 3.4 Meetings. The Board of Directors and any committee thereof may hold meetings, both regular and special, either within or without the State of Delaware. Regular meetings of the Board of Directors or any committee thereof may be held without notice at such time and at such place as may from time to time be determined by the Board of Directors or such committee, respectively. Special meetings of the Board of Directors may be called by the Chairman, if there be one, the President, or by any director. Special meetings of any committee of the Board of Directors may be called by the chairman of such committee, if there be one, the President, or any director serving on such committee. Notice thereof stating the place, date and hour of the meeting shall be given to each director (or, in the case of a committee, to each member of such committee) either by mail not less than forty-eight (48) hours before the date of the meeting, by telephone, facsimile or e-mail on twenty-four (24) hours' notice, or on such shorter notice as the person or persons calling such meeting may deem necessary or appropriate in the circumstances.

                  Section 3.5 Resignations and Removals of Directors. Any director of the Corporation may resign from the Board of Directors or any committee thereof at any time, by giving notice in writing to the Chairman of the Board of Directors, if there be one, the President or the Secretary of the Corporation and, in the case of a committee, to the chairman of such committee, if there be one. Such resignation shall take effect at the time therein specified or, if no time is specified, immediately; and, unless otherwise specified in such notice, the acceptance of such resignation shall not be necessary to make it effective. Except as otherwise required by applicable law and subject to the rights, if any, of the holders of shares of preferred stock then outstanding, any director or the entire Board of Directors may be removed from office at any time by the affirmative vote of the holders of at least a majority in voting power of the issued and outstanding capital stock of the Corporation entitled to vote in the election of directors. Any director serving on a committee of the Board of Directors may be removed from such committee at any time by the Board of Directors.

                  Section 3.6 Quorum. Except as otherwise required by law, the Certificate of Incorporation or the rules and regulations of any securities exchange or quotation system on which the Corporation's securities are listed or quoted for trading, at all meetings of the Board of Directors or any committee thereof, a majority of the entire Board of Directors or a majority of the directors constituting such committee, as the case may be, shall constitute a quorum for the transaction of business and the act of a majority of the directors or committee members present at any meeting at which there is a quorum shall be the act of the Board of Directors or such committee, as applicable. If a quorum shall not be present at any meeting of the Board of Directors or any committee thereof, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting of the time and place of the adjourned meeting, until a quorum shall be present.

                  Section 3.7 Actions of the Board by Written Consent. Unless otherwise provided in the Certificate of Incorporation or these By-Laws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all the members of the Board of Directors or such committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or such committee.

                  Section 3.8 Interested Directors. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of its directors or officers are directors or officers or have a financial interest, shall be void or voidable solely for this reason, or solely because the relevant director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because any such director's or officer's vote is counted for such purpose if: (i) the material facts as to the director's or officer's relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (ii) the material facts as to the director's or officer's relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by the vote of the stockholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified by the Board of Directors, a committee thereof or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

                                   ARTICLE IV

                                    OFFICERS
                                    --------

                  Section 4.1 General. The officers of the Corporation shall be chosen by the Board of Directors and shall be a President, a Secretary and such other officers as may be from time to time appointed by the Board of Directors. One person may simultaneously hold more than one office. The officers of the Corporation need not be stockholders of the Corporation nor need such officers be directors of the Corporation.

                  Section 4.2 Election. The Board of Directors, at its first meeting held after each Annual Meeting of Stockholders (or action by written consent of stockholders in lieu of the Annual Meeting of Stockholders), shall elect the officers of the Corporation who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors; and each officer of the Corporation shall hold office until such officer's successor is elected and qualified, or until such officer's earlier death, resignation or removal. Any officer elected by the Board of Directors may be removed at any time by the Board of Directors. Any vacancy occurring in any office of the Corporation shall be filled by the Board of Directors. The salaries of all officers of the Corporation shall be fixed by the Board of Directors.

                  Section 4.3 Secretary. The Secretary shall attend all meetings of the Board of Directors and all meetings of the stockholders and record all the proceedings thereat in a book or books to be kept for that purpose; the Secretary shall also perform like duties for committees of the Board of Directors when required. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors, the Chairman of the Board of Directors or the President, under whose supervision the Secretary shall be. If the Secretary shall be unable or shall refuse to cause to be given notice of all meetings of the stockholders and special meetings of the Board of Directors, and if there be no Assistant Secretary, then either the Board of Directors or the President may choose another officer to cause such notice to be given. The Secretary shall have custody of the seal of the Corporation and the Secretary or any Assistant Secretary, if there be one, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by the signature of the Secretary or by the signature of any such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest to the affixing by such officer's signature. The Secretary shall see that all books, reports, statements, certificates and other documents and records required by law to be kept or filed are properly kept or filed, as the case may be.

                                    ARTICLE V

                                      STOCK
                                      -----

                  Section 5.1 Form of Certificates. The certificate issued by the Corporation representing the Common Stock shall bear the following legend:

              THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY BE OFFERED OR SOLD ONLY IF REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR IF AN EXEMPTION FROM REGISTRATION IS AVAILABLE. THESE SECURITIES ARE SUBJECT TO CERTAIN LIMITATIONS ON TRANSFER SET FORTH IN THE RESTATED CERTIFICATE OF INCORPORATION OF REFCO INC. A COPY OF SUCH CERTIFICATE OF INCORPORATION IS ON FILE WITH THE SECRETARY OF REFCO INC.

                  Section 5.2 Signatures. Any or all of the signatures on a certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.
                  Section 5.3 Lost Certificates. The Board of Directors may direct a new certificate to be issued in place of any certificate previously issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate, or such owner's legal representative, to advertise the same in such manner as the Board of Directors shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of such certificate or the issuance of such new certificate.

                                   ARTICLE VI

                                     NOTICES
                                     -------

                  Section 6.1 Notices. Whenever written notice is required by law, the Certificate of Incorporation or these By-Laws, to be given to any director, member of a committee or stockholder, such notice may be given by mail, addressed to such director, member of a committee or stockholder, at such person's address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Written notice may also be given personally or by facsimile or e-mail.

                  Section 6.2 Waivers of Notice. Whenever any notice is required by applicable law, the Certificate of Incorporation or these By-Laws, to be given to any director, member of a committee or stockholder, a waiver thereof in writing, signed by the person or persons entitled to notice, whether before or after the time stated therein, shall be deemed equivalent thereto. Attendance of a person at a meeting, present in person or represented by proxy, shall constitute a waiver of notice of such meeting, except where the person attends the meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any Annual or Special Meeting of Stockholders or any regular or special meeting of the directors or members of a committee of directors need be specified in any written waiver of notice unless so required by law, the Certificate of Incorporation or these By-Laws.

                                   ARTICLE VII

                               GENERAL PROVISIONS
                               ------------------

                  Section 7.1 Disbursements. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

                  Section 7.2 Corporate Seal. The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the words "Corporate Seal, Delaware". The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

                                  ARTICLE VIII

                                 INDEMNIFICATION
                                 ---------------

                  Section 8.1 Power to Indemnify in Actions, Suits or Proceedings other than Those by or in the Right of the Corporation. Subject to
Section 8.3, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation), by reason of the fact that such person is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person's conduct was unlawful.

                  Section 8.2 Power to Indemnify in Actions, Suits or Proceedings by or in the Right of the Corporation. Subject to Section 8.3, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

                  Section 8.3 Authorization of Indemnification. Any indemnification under this Article VIII (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the present or former director or officer is proper in the circumstances because such person has met the applicable standard of conduct set forth in Section 8.1 or Section 8.2, as the case may be. Such determination shall be made, with respect to a person who is a director or officer at the time of such determination, (i) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (ii) by a committee of such directors designated by a majority vote of such directors, even though less than a quorum, or (iii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion or (iv) by the stockholders. Such determination shall be made, with respect to former directors and officers, by any person or persons having the authority to act on the matter on behalf of the Corporation. To the extent, however, that a present or former director or officer of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding described above, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith, without the necessity of authorization in the specific case.

                  Section 8.4 Good Faith Defined. For purposes of any determination under Section 8.3, a person shall be deemed to have acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, or, with respect to any criminal action or proceeding, to have had no reasonable cause to believe such person's conduct was unlawful, if such person's action is based on the records or books of account of the Corporation or another enterprise, or on information supplied to such person by the officers of the Corporation or another enterprise in the course of their duties, or on the advice of legal counsel for the Corporation or another enterprise or on information or records given or reports made to the Corporation or another enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Corporation or another enterprise. The provisions of this Section 8.4 shall not be deemed to be exclusive or to limit in any way the circumstances in which a person may be deemed to have met the applicable standard of conduct set forth in
Section 8.1 or Section 8.2, as the case may be.

                  Section 8.5 Indemnification by a Court. Notwithstanding any contrary determination in the specific case under Section 8.3, and notwithstanding the absence of any determination thereunder, any director or officer may apply to the Court of Chancery of the State of Delaware or any other court of competent jurisdiction in the State of Delaware for indemnification to the extent otherwise permissible under Section 8.1 or

Section 8.2. The basis of such indemnification by a court shall be a determination by such court that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct set forth in Section 1 or Section 8.2, as the case may be. Neither a contrary determination in the specific case under Section 8.3 nor the absence of any determination thereunder shall be a defense to such application or create a presumption that the director or officer seeking indemnification has not met any applicable standard of conduct. Notice of any application for indemnification pursuant to this Section 8.5 shall be given to the Corporation promptly upon the filing of such application. If successful, in whole or in part, the director or officer seeking indemnification shall also be entitled to be paid the expense of prosecuting such application.

                  Section 8.6 Expenses Payable in Advance. Expenses (including attorneys' fees) incurred by a director or officer in defending any civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized in this Article VIII. Such expenses (including attorneys' fees) incurred by former directors and officers or other employees and agents may be so paid upon such terms and conditions, if any, as the Corporation deems appropriate.

                  Section 8.7 Nonexclusivity of Indemnification and Advancement of Expenses. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VIII shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the Certificate of Incorporation, these By-Laws, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office, it being the policy of the Corporation that indemnification of the persons specified in Section 1 and Section 2 of this Article VIII shall be made to the fullest extent permitted by law. The provisions of this Article VIII shall not be deemed to preclude the indemnification of any person who is not specified in Section 8.1 or Section 8.2 but whom the Corporation has the power or obligation to indemnify under the provisions of the Delaware General Corporation Law, or otherwise.

                  Section 8.8 Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the Corporation would have the power or the obligation to indemnify such person against such liability under the provisions of this
Article VIII.

                  Section 8.9 Certain Definitions. For purposes of this Article VIII, upon a merger or consolidation, references to "the Corporation" shall include, in addition to the resulting or surviving corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors or officers, so that any person who is or was a director or officer of such constituent corporation, or is or was a director or officer of such constituent corporation serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this
Article VIII with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued. The term "another enterprise" as used in this Article VIII shall mean any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise of which such person is or was serving at the request of the Corporation as a director, officer, employee or agent. For purposes of this Article VIII, references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director or officer with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Article VIII.

                  Section 8.10 Survival of Indemnification and Advancement of Expenses. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VIII shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

                  Section 8.11 Limitation on Indemnification. Notwithstanding anything contained in this Article VIII to the contrary, except for proceedings to enforce rights to indemnification (which shall be governed by Section 8.5), the Corporation shall not be obligated to indemnify any director or officer (or his or her heirs, executors or personal or legal representatives) or advance expenses in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors of the Corporation. In addition, the obligation of Refco, Inc. to indemnify any director or officer does not apply to any Claims arising prior to the Petition Date or for the benefit of former directors and officers who served prior to the Effective Dates (as such terms are defined in the Plan).

                  Section 8.12 Indemnification of Employees and Agents. The Corporation may, to the extent authorized from time to time by the Board of Directors, provide rights to indemnification and to the advancement of expenses to employees and agents of the Corporation similar to those conferred in this
Article VIII to directors and officers of the Corporation.

                                   ARTICLE IX

                                   AMENDMENTS
                                   ----------

                  Section 9.1 Amendments. These By-Laws may be altered, amended or repealed, in whole or in part, or new By-Laws may be adopted by the stockholders or by the Board of Directors; provided, however, that notice of such alteration, amendment, repeal or adoption of new By-Laws be contained in the notice of such meeting of the stockholders or Board of Directors, as the case may be. All such amendments must be approved by either the holders of a majority of the outstanding capital stock entitled to vote thereon or by a majority of the entire Board of Directors then in office.

                  Section 9.2 Entire Board of Directors. As used in this Article IX and in these By-Laws generally, the term "entire Board of Directors" means the total number of directors which the Corporation would have if there were no vacancies.

                                      * * *

Adopted as of: ________________

                              AMENDED AND RESTATED
                       LIMITED LIABILITY COMPANY AGREEMENT

                                       OF

                            Refco F/X Associates, LLC


                  THIS AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT (the "Agreement") is entered into with respect to Refco F/X Associates, LLC (the "Company") dated as of this __ day of , 2006, by Refco Inc., as the sole member of the Company (the "Member").

                                    RECITALS

                  WHEREAS, on January 21, 1999, the Company was formed in accordance with the provisions of the Delaware Limited Liability Company Act (the "Act"), and the Company entered into a written limited liability company agreement pursuant to the Act governing the affairs of the Company and the conduct of its business, as amended from time to time in accordance with the Act (the "Initial Agreement"); and

                  WHEREAS, in connection with the consummation of the Joint Chapter 11 Plan of Refco Inc. and certain of its direct and indirect subsidiaries, including the Company, dated October 20, 2006 (as such plan may be amended, supplemented, or further modified from time to time, the "Plan"), the Member desires to amend and restate the Initial Agreement to read in its entirety as set froth herein.


                                    ARTICLE 1
                          THE LIMITED LIABILITY COMPANY
                          -----------------------------

                    1.1 Formation. The Company has previously been formed as a limited liability company pursuant to the provisions of the Act. A certificate of formation for the Company as described in Section 18-201 of the Act, as amended in accordance with the Act (the "Certificate of Formation"), has been filed in the Office of the Secretary of State of the State of Delaware in conformity with the Act.

                    1.2 Name. The name of the Company shall be as provided in the Certificate of Formation and its business shall be carried on in such name with such variations and changes as the Member shall determine or deem necessary to comply with requirements of the jurisdictions in which the Company's operations are conducted.

                    1.3 Business Purpose; Powers. The purpose of the Company shall be to (i) implement the provisions of the Plan as confirmed by the United States Bankruptcy Court for the Southern District of New York on December [15], 2006, (ii) implement and perform the obligations of the Company under the Plan Administrator Agreement, dated December __, 2006, by and among Refco Inc. (on behalf of itself and certain of its affiliates, including the Company) and [ ] (as approved pursuant to the Plan, the "Plan Administrator Agreement"), (iii) implement and perform the obligations of any other agreements executed by the Company or its affiliates in connection with the Plan or the Plan Administrator Agreement and (iv) engage in such business operations as may be required to implement the purpose and intent of the Plan, or matters reasonably related or incidental thereto.

                  1.4 Registered Ofice and Agent. The location of the registered office of the Company shall be 1209 Orange Street, in the City of Wilmington, County of New Castle. The Company's Registered Agent at such address shall be The Corporation Trust Company.

                                    ARTICLE 2
                                   THE MEMBER
                                   ----------

       Name                                             Address
       ----                                             -------
    Refco Inc.                                   One World Financial Center
                                                 200 Liberty Street Tower A
                                                 New York, NY  10281


                  2.2 Actions by the Member; Meetings. The Member may approve a matter or take any action at a meeting or without a meeting by the written consent of the Member. Meetings of the Member may be called at any time by the Member.

                  2.3 Liability of the Member. All debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, shall be solely the debts, obligations and liabilities of the Company, and the Member shall not be obligated personally for any such debt, obligation or liability of the Company solely by reason of being a member.

                  2.4 Power to Bind the Company. The Member (acting in its capacity as such) shall have the authority to bind the Company to any third party with respect to any matter.

                  2.5 Admission of Members. New members shall be admitted only upon the approval of the Member.

                                    ARTICLE 3
                            MANAGEMENT BY THE MEMBER
                            ------------------------

                    3.1 The management of the Company is fully reserved to the Member, and the Company shall not have "managers," as that term is used in the Act. The powers of the Company shall be exercised by or under the authority of, and the business and affairs of the Company shall be managed under the direction of, the Member, who shall make all decisions and take all actions for the Company. In managing the business and affairs of the Company and exercising its powers, the Member shall act through resolutions adopted in written consents. Decisions or actions taken by the Member in accordance with this Agreement shall constitute decisions or action by the Company and shall be binding on the Company.

                  3.2 Officers and Related Persons. The Member shall have the authority to appoint and terminate officers of the Company and retain and terminate employees, agents and consultants of the Company and to delegate such duties to any such officers, employees, agents and consultants as the Member deems appropriate, including the power, acting individually or jointly, to represent and bind the Company in all matters, in accordance with the scope of their respective duties.


                                    ARTICLE 4
                       CAPITAL STRUCTURE AND CONTRIBUTIONS
                       -----------------------------------

                  4.1 Capital Structure. The capital structure of the Company shall consist of one class of common interests (the "Common Interests"). All Common Interests shall be identical with one another in every respect. The Member shall own all of the Common Interests issued and outstanding. The Company shall not issue any nonvoting equity securities to the extent prohibited by
Section 1123 of Title 11 of the United States Code (the "Bankruptcy Code") as in effect on the effective date of the Plan; provided, however, that this Section
4.1 (a) will have no further force and effect beyond that required under Section 1123 of the Bankruptcy Code, (b) will have such force and effect, if any, only for so long as such section of the Bankruptcy Code is in effect and applicable to the Company, and (c) in all events may be amended or eliminated in accordance with such applicable law as from time to time may be in effect.

                    4.2 Capital Contributions. From time to time, the Member may determine that the Company requires capital and may make capital contributions in an amount determined by the Member. A capital account shall be maintained for the Member, to which contributions and profits shall be credited and against which distributions and losses shall be charged.


                                    ARTICLE 5
                        PROFITS, LOSSES AND DISTRIBUTIONS
                        ---------------------------------

                    5.1 Profits and Losses. For financial accounting and tax purposes, the Company's net profits or net losses shall be determined on an annual basis in the manner determined by the Member. In each year, profits and losses shall be allocated entirely to the Company on behalf of its creditors under the Plan.

                                    ARTICLE 6
                              EVENTS OF DISSOLUTION
                              ---------------------

                  The Company shall be dissolved and its affairs wound up upon the occurrence of any of the following events (each, an "Event of Dissolution"):

                      (a) The Member votes for the dissolution of the Company;
or

                      (b) A judicial dissolution of the Company under Section 18-802 of the Act.

                                    ARTICLE 7
                     NO TRANSFER OF INTERESTS IN THE COMPANY
                     ---------------------------------------

                  The Member may not sell, assign, transfer, convey, gift, exchange, encumber or otherwise dispose of any or all of its Common Interests.


                                    ARTICLE 8
                         EXCULPATION AND INDEMNIFICATION
                         -------------------------------

                  8.1 Exculpation. Notwithstanding any other provisions of this Agreement, whether express or implied, or any obligation or duty at law or in equity, neither the Member, nor any officers, directors, stockholders, partners, employees, affiliates, representatives or agents of any of the Member, nor any officer, employee, representative or agent of the Company (each individually, a "Covered Person" and, collectively, the "Covered Persons") shall be liable to the Company or any other person for any act or omission in relation to the Company, its property or the conduct of its business or affairs, this Agreement, any related document or any transaction or investment contemplated hereby or thereby taken or omitted by a Covered Person in the reasonable belief that such act or omission is in or is not contrary to the best interests of the Company and is within the scope of authority granted to such Covered Person by this Agreement, provided such act or omission does not constitute fraud, willful misconduct, bad faith, or gross negligence, with such determination to be made by a final order of a court of competent jurisdiction.

                  8.2 Indemnification. To the fullest extent permitted by law, the Company shall indemnify and hold harmless each Covered Person from and against any and all losses, claims, demands, liabilities, expenses, judgments, fines, settlements and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative ("Claims"), in which the Covered Person may be involved, or threatened to be involved, as a party or otherwise, by reason of its management of the affairs of the Company or which relates to or arises out of the Company or its property, business or affairs. A Covered Person shall not be entitled to indemnification under this Section 8.2 with respect to (i) any Claim with respect to which such Covered Person has engaged in fraud, willful misconduct, bad faith or gross negligence, with such determination to be made by a final order of a court of competent jurisdiction or (ii) any Claim initiated by such Covered Person unless such Claim (or part thereof) (A) was brought to enforce such Covered Person's rights to indemnification hereunder or (B) was authorized or consented to by the Member. Expenses incurred by a Covered Person in defending any Claim shall be paid by the Company in advance of the final disposition of such Claim upon receipt by the Company of an undertaking by or on behalf of such Covered Person to repay such amount if it shall be ultimately determined that such Covered Person is not entitled to be indemnified by the Company as authorized by this
Section 8.2. In addition, the obligation of Refco, Inc. to indemnify any director or officer does not apply to any Claims arising prior to the Petition Date or for the benefit of former directors and officers who served prior to the Effective Dates (as such terms are defined in the Plan).

                  8.3 Amendments. Any repeal or modification of this Article VIII by the Member shall not adversely affect any rights of any Covered Person pursuant to this Article VIII, including the right to indemnification and to the advancement of expenses of such Covered Person existing at the time of such repeal or modification with respect to any acts or omissions occurring prior to such repeal or modification.


                                    ARTICLE 9
                                  MISCELLANEOUS
                                  -------------

                  9.1 Tax Treatment. Unless otherwise determined by the Member, the Company shall be a disregarded entity for U.S. federal income tax purposes (as well as for any analogous state or local tax purposes), and the Member and the Company shall timely make any and all necessary elections and filings for the Company treated as a disregarded entity for U.S. federal income tax purposes (as well as for any analogous state or local tax purposes).

                  9.2 Amendments. Amendments to this Agreement and to the Certificate of Formation shall be approved in writing by the Member. An amendment shall become effective as of the date specified in the approval of the Member or if none is specified as of the date of such approval or as otherwise provided in the Act.

                  9.3 Severability. If any provision of this Agreement is held to be invalid or unenforceable for any reason, such provision shall be ineffective to the extent of such invalidity or unenforceability; provided, however, that the remaining provisions will continue in full force without being impaired or invalidated in any way unless such invalid or unenforceable provision or clause shall be so significant as to materially affect the expectations of the Member regarding this Agreement. Otherwise, any invalid or unenforceable provision shall be replaced by the Member with a valid provision which most closely approximates the intent and economic effect of the invalid or unenforceable provision.

                  9.4 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to the principles of conflicts of laws thereof.

                  IN WITNESS WHEREOF, the undersigned has duly executed this Agreement as of the day first above written.


                                           REFCO INC.



                                           By:  ____________________________
                                                Name:
                                                Title:

                                    Exhibit D

LIST OF ASSUMED EXECUTORY CONTRACTS AND LEASES
--------------------------------------------------------------------------------

This Exhibit is subject to all of the provisions of the Plan, including, without limitation section 12.5, under which the Plan Proponents have reserved the right to alter, amend, or modify the Plan, including any Exhibits thereto, under section 1127(a) of the Bankruptcy Code at any time prior to the Effective Date.

The following is a non-exclusive list of executory contracts and leases to be assumed. The Plan Proponents reserve their right to modify this list to amend such list of executory contracts and leases or otherwise update this list, but disclaim any obligation to do so. For the avoidance of doubt, the causes of action listed below do not include any causes of action that are released pursuant to the Plan, the Confirmation Order or any other order of the Bankruptcy Court.

Pitney Bowes                        Agreement dated 10/7/05 with Refco Inc.
1 Elmcroft Rd.                      regarding meter rental and maintenance
Stamford, CT 06926

                                    Exhibit E

PLAN ADMINISTRATOR AGREEMENT
----------------------------

This Exhibit is subject to all of the provisions of the Plan, including, without limitation section 12.5, under which the Plan Proponents have reserved the right to alter, amend, or modify the Plan, including any Exhibits thereto, under section 1127(a) of the Bankruptcy Code at any time prior to the Effective Date.

                          PLAN ADMINISTRATOR AGREEMENT

                                  BY AND AMONG

      REFCO INC., on behalf of itself and CERTAIN AFFILIATES, and REFCO F/X

                                 ASSOCIATES, LLC


                                       AND


                                [ADMINISTRATOR],


                                    DATED AS OF

                                TABLE OF CONTENTS
                                -----------------

                                                                                                            Page

ARTICLE I DEFINITIONS.............................................................................................3

         Section 1.1       Defined Terms..........................................................................3

ARTICLE II ACCEPTANCE OF POSITIONS AND OBLIGATION TO PAY CLAIMS...................................................6

         Section 2.1       Acceptance.............................................................................6
         Section 2.2       Payment of Claims......................................................................6

ARTICLE III OBLIGATIONS OF THE PLAN ADMINISTRATOR.................................................................7

         Section 3.1       Establishment and Maintenance of Accounts, Reserves,
                           and Escrows............................................................................7
         Section 3.2       Wind-Down Reserve......................................................................7
         Section 3.3       Administrative/Priority Claims Reserves................................................8
         Section 3.4       Distribution Reserves..................................................................9
         Section 3.5       Disputed Claims Reserve................................................................9
         Section 3.6       Unclaimed Distributions Reserve.......................................................10
         Section 3.7       RCM Reserves..........................................................................10
         Section 3.8       Distributions to Holders of Allowed Claims............................................11
         Section 3.9       Fractional Dollars....................................................................12
         Section 3.10      Conversion of Assets to Cash..........................................................12
         Section 3.11      Transactions with Related Persons.....................................................12
         Section 3.12      Investment of Cash....................................................................12
         Section 3.13      Treatment of Accounts.................................................................12
         Section 3.14      Use of Assets.........................................................................13
         Section 3.15      Books, Records, and Tax Returns.......................................................13
         Section 3.16      Notice Procedures with Respect to Other Wind-Down Matters.............................13
         Section 3.17      No Other Duties.......................................................................13

ARTICLE IV POWERS AND RIGHTS OF THE PLAN ADMINISTRATOR...........................................................13

         Section 4.1       Powers of the Plan Administrator......................................................13
         Section 4.2       Authority to Object to Claims and to Settle Disputed Claims...........................14

ARTICLE V THE PLAN ADMINISTRATOR AND PLAN COMMITTEE..............................................................15
         Section 5.1       Membership of the Plan Committee......................................................15
         Section 5.2       Function and Duration of the Plan Committee...........................................15
         Section 5.3       Compensation of the Plan Committee....................................................16
         Section 5.4       Resignation of Plan Administrator.....................................................16
         Section 5.5       Removal of Plan Administrator.........................................................16
         Section 5.6       Appointment of Successor Plan Administrator...........................................16
         Section 5.7       Continuity............................................................................16
         Section 5.8       Compensation of Plan Administrator....................................................17
         Section 5.9       Indemnification.......................................................................17
         Section 5.10      Insurance  18.........................................................................18
         Section 5.11      Reliance by Plan Administrator........................................................18
         Section 5.12      Reliance by Persons Dealing with the Plan Administrator...............................18

ARTICLE VI TERMINATION...........................................................................................18

         Section 6.1       Termination...........................................................................18



         Section 6.2       Obligations of the Plan Administrator upon Termination................................19

ARTICLE VII MISCELLANEOUS PROVISIONS.............................................................................19

         Section 7.1       Descriptive Headings..................................................................19
         Section 7.2       Amendment and Waiver..................................................................19
         Section 7.3       Governing Law.........................................................................19
         Section 7.4       Counterparts; Effectiveness...........................................................19
         Section 7.5       Severability; Validity................................................................19
         Section 7.6       Notices...............................................................................19
         Section 7.7       Relationship to Plan..................................................................21
         Section 7.8       Retention of Jurisdiction.............................................................21

                          PLAN ADMINISTRATOR AGREEMENT
                          ----------------------------

                                    PREAMBLE
                                    --------

                  This Plan Administrator Agreement (the "Agreement") is made this __ day of extend line 2006, by and among Refco Inc., a Delaware corporation ("Refco"), on behalf of itself and the other Contributing Debtors, Refco F/X Associates, LLC ("FXA," and collectively with Refco, the "Debtors"), and [ADMINISTRATOR] ("[ADMINISTRATOR]" or the "Plan Administrator"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Joint Chapter 11 Plan of Refco Inc. and Certain of its Direct and Indirect Subsidiaries, dated as of October 20, 2006, as the same may from time to time be amended or modified (the "Plan").

                                    RECITAL
                                    -------

                  WHEREAS, on October 17, 2005, each of the Debtors filed a voluntary petition for relief under chapter 11 of the United States Bankruptcy Code, 11 U.S.C. ss.ss. 101 1330, as amended (the "Bankruptcy Code"), in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"); and

                  WHEREAS, on October 20, 2006, the Debtors filed the Plan with the Bankruptcy Court; and

                  WHEREAS, on December 15, 2006, the Bankruptcy Court confirmed the Plan; and

                  WHEREAS, the Plan provides that the rights, powers, and duties of the Reorganized Debtors under the Plan shall be exercised by the Plan Administrator in his capacity as the sole shareholder and sole director of Reorganized Refco and sole member of Reorganized FXA;

                  NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements set forth herein, the parties hereto agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

                  Section 1.1 Defined Terms. As used herein, the terms below shall have the following meaning:

                  "Administrative/Priority Claim Reserve" has the meaning set forth in Section 3.1 (a)(iii) hereof.

                  "Administrative Claim" has the meaning set forth in Section
1.4 of the Plan.

                  "Administrative Professionals" has the meaning set forth in
Section 1.8 of the Plan.

                  "Agreement" has the meaning set forth in the Preamble.

                  "Allowed...Claim" has the meaning set forth in Section 1.13 of the Plan.

                  "Bankruptcy Code" has the meaning set forth in the Recitals.

                  "Bankruptcy Court" has the meaning set forth in the Recitals.

                  "Business Day" has the meaning set forth in Section 1.26 of the Plan.

                  "Cash" has the meaning set forth in Section 1.30 of the Plan.

                  "Claim" has the meaning set forth in Section 1.33 of the Plan.

                  "Claiming Period" has the meaning set forth in Section 3.8(c) hereof.

                  "Contributing Debtors" has the meaning set forth in Section
1.45 of the Plan.

                  "Contributing Debtors Distributive Assets" has the meaning set forth in Section 1.48 of the Plan.

                  "Contributing Debtors General Unsecured Claims" has the meaning set forth in Section 1.51 of the Plan.

                  "Contributing Debtors General Unsecured Distribution" has the meaning set forth in Section 1.52 of the Plan.

                  "Debtors" has the meaning set forth in the Preamble.

                  "Disbursing Agent" has the meaning set forth in Section 1.63 of the Plan.

                  "Disputed...Claim" has the meaning set forth in Section 1.65 of the Plan.

                  "Disputed Claims Reserve" has the meaning set forth in
Section 3.1 (a)(vii) hereof.


                  "Distribution" has the meaning set forth in Section 1.69 of the Plan.

                  "Distribution Date" has the meaning set forth in Section
1.70 of the Plan.

                  "Distribution Reserve" has the meaning set forth in Section
3.1 (a)(iv) hereof.

                  "Distributive Assets" has the meaning set forth in Section
2.2 hereof.

                  "Effective Date" has the meaning set forth in Section 1.73 of the Plan.

                  "Estate(s)" has the meaning set forth in Section 1.77 of the Plan.

                  "Final Order" has the meaning set forth in Section 1.85 of the Plan.

                  "FXA" has the meaning set forth in the Preamble.

                  "FXA Convenience Claims" has the meaning set forth in
Section 1.88 of the Plan.

                  "FXA Distributive Assets" has the meaning set forth in
Section 1.89 of the Plan.

                  "FXA General Unsecured Claims" has the meaning set forth in
Section 1.90 of the Plan.

                  "FXA General Unsecured Distribution" has the meaning set forth in Section 1.91 of the Plan.

                  "General Account(s)" has the meaning set forth in Section
3.1 (a)(i) hereof.

                  "Holder" has the meaning set forth in Section 1.95 of the Plan.

                  "Indemnified Parties" has the meaning set forth in Section
5.6 hereof.

                  "Initial Distribution" means, with respect to an Allowed Claim, the first distribution of Cash made on account of such Allowed Claim to the holder thereof.

                  "Litigation Trust Interests" has the meaning set forth in
Section 1.112 of the Plan.

                  "Non-Tax Priority Claim" has the meaning set forth in
Section 1.121 of the Plan.

                  "Other Secured Claims" has the meaning set forth in Section
1.124 of the Plan.

                  "Plan" has the meaning set forth in the Preamble.

                  "Plan Administrator" has the meaning set forth in the Preamble.

                  "Plan Committee" has the meaning set forth in Section 1.130 of the Plan.

                  "Priority Tax Claims" has the meaning set forth in Section
1.139 of the Plan.

                  "Pro Rata" has the meaning set forth in Section 1.145 of the Plan.

                  "Quarterly Distribution Date" has the meaning set forth in
Section 1.147 of the


                  "Reserves" has the meaning set forth in Section 3.1(a) hereof. Plan.

                  "Reorganized Debtors" has the meaning set forth in Section
1.184 of the Plan.

                  "Reorganized FXA" has the meaning set forth in Section 1.185 of the Plan.

                  "Reorganized Refco" has the meaning set forth in Section
1.186 of the Plan.

                  "Senior Subordinated Note Claims" has the meaning set forth in Section 1.206 of the Plan.

                  "Senior Subordinated Note Holder Distribution" has the meaning set forth in Section 1.209 of the Plan.

                  "Unclaimed Distributions Reserve" has the meaning set forth in
Section 3.8 hereof.

                  "Underfunded Reserve/Account" means, any of the Reserves or accounts in which there are insufficient funds to pay operating expenses or Allowed Claims which should have been paid from such Reserves or accounts.

                  "Wind-Down Reserve" has the meaning set forth in Section 3.1(a)(ii) hereof.


                                   ARTICLE II

                           ACCEPTANCE OF POSITIONS AND
                            OBLIGATION TO PAY CLAIMS

                  Section 2.1 Acceptance. (a) [ADMINISTRATOR] accepts employment as the Plan Administrator; (b) [ADMINISTRATOR] accepts appointment as the sole shareholder and the sole director of Reorganized Refco and the sole member of Reorganized FXA; and (c) [ADMINISTRATOR] agrees to observe and perform all duties and obligations imposed upon the Plan Administrator (as Plan Administrator, sole shareholder and sole director of Reorganized Refco, and sole member of Reorganized FXA) under this Agreement, the Plan, orders of the Bankruptcy Court, and applicable law.

                  Section 2.2 Payment of Claims. To the extent designated as the Disbursing Agent under the Plan, [ADMINISTRATOR], solely in his capacity as the Plan Administrator, agrees to cause the Reorganized Debtors to pay from the Contributing Debtors Distributive Assets and the FXA Distributive Assets (together, the "Distributive Assets") all distributions payable on account of the Allowed Administrative Claims, Priority Tax Claims, Non-Tax Priority Claims, Other Secured Claims, Senior Subordinated Note Claims, FXA Convenience Claims, Contributing Debtors General Unsecured Claims, and FXA General Unsecured Claims, as well as payments on account of the RCM Intercompany Claim, in accordance with the terms and conditions of the Plan, this Agreement, and orders of the Bankruptcy Court.

                                   ARTICLE III
                      OBLIGATIONS OF THE PLAN ADMINISTRATOR

                  Section 3.1 Establishment and Maintenance of Accounts, Reserves, and Escrows.

                           (a) Initial Establishment of Accounts and Reserves.
On the Effective Date (or as soon thereafter as practicable), the Plan Administrator shall, in consultation with the Plan Committee, establish the following accounts and reserves (the "Reserves") for each of Reorganized Refco (on behalf of itself and the other Contributing Debtors) and Reorganized FXA:


                                (i) General Account(s): One or more general accounts (the "General Account(s)"), into which shall be deposited all funds not required or permitted to be deposited into any other account or Reserve described in or contemplated by the Plan or this Agreement.

                                (ii) Wind-Down Reserve: An account, designated as a "wind-down reserve," as described more fully in Section 3.2 below (the "Wind-Down Reserve").

                                (iii) Administrative/Priority Claims Reserve:
         An account, designated as an "administrative/priority claims reserve," as described more fully in Section 3.3 below (the
         "Administrative/Priority Claims Reserve").

                                (iv) Distribution Reserve: An account,
         designated as "a distribution reserve," as described more fully in
         Section 3.4 below (the "Distribution Reserve").

                                (v) Disputed Claims Reserve: An account, designated as a "disputed claims reserve," as described more fully in
         Section 3.5 below (the "Disputed Claims Reserve").

                           (b) Subsequent Establishment of Accounts, Reserves,
and Escrows. On or after the Effective Date, the Plan Administrator, after consultation with the Plan Committee, (i) shall establish and maintain Unclaimed Distributions Reserves as defined in Section 3.6 hereof for each of Reorganized Refco (on behalf of itself and the other Contributing Debtors) and Reorganized FXA and such additional General Accounts as may be required by applicable law or by order of a court of competent jurisdiction and (ii) may establish and maintain such additional General Accounts as he deems necessary or desirable to carry out the provisions of the Plan and this Agreement.

                  Section 3.2 Wind-Down Reserve.

                           (a) On the Effective Date (or as soon thereafter as
is practicable), the Plan Administrator shall establish the Wind-Down Reserves for each of Reorganized Refco (on behalf of itself and the other Contributing Debtors) and Reorganized FXA by reserving sufficient

Cash to administer the Plan, including, but not limited to, compensation of the Plan Administrator and Administrative Professionals. The Plan Administrator may make reasonable adjustments to the Wind-Down Reserve as necessary. Any Cash in the Wind-Down Reserve which is unnecessary for the administration of the Plan shall be transferred to Reorganized Refco or Reorganized FXA, as applicable, for Distribution to Holders of Allowed Claims against the Contributing Debtors or FXA, as applicable, in accordance with the terms of the Plan.

                           (b) On each Quarterly Distribution Date (or on such
other dates as may be determined by the Plan Administrator after consultation with the Plan Committee), the Plan Administrator, after consultation with the Plan Committee, shall determine the amount of Cash required to adequately maintain the Wind-Down Reserves on and after such date and maintain reserves of Cash in such amount. If, and to the extent that, after making and giving effect to the determination referred to in the immediately preceding sentence, the Plan Administrator and the Plan Committee determine that the Wind-Down Reserves contain (i) Cash in excess of the amount required to adequately maintain the Wind-Down Reserves, the Plan Administrator shall transfer such surplus Cash, first, to the applicable underfunded Administrative/Priority Claims Reserve (but only to the extent of any underfunding) and, next, to the appropriate Distribution Reserve, or (ii) does not contain Cash in an amount sufficient to adequately maintain the Wind-Down Reserves, then the Plan Administrator shall transfer Cash from the applicable Distribution Reserve until the deficit in the applicable Wind-Down Reserve is eliminated.

                  Section 3.3       Administrative/Priority Claims Reserves.

                           (a) On the Effective Date (or as soon thereafter as
is practicable), and on each Quarterly Distribution Date (or on such other dates as may be agreed to by the Plan Administrator after consultation with the Plan Committee), the Plan Administrator, after consultation with the Plan Committee, shall create and fund the Administrative/ Priority Claims Reserves with an amount of Cash equal to one hundred percent (100%) of the Distributions to which all Holders of Administrative and Priority Claims against the Contributing Debtors and FXA, not otherwise paid in full on the Effective Date, would be entitled under the Plan if such Claims were Allowed in full. The Plan Administrator may increase the amount of the Administrative/Priority Claims Reserves to satisfy disputed, contingent or unliquidated Administrative and Priority Claims (not estimated or allowed as of the Effective Date) with funds from the Distribution Reserve.

                           (b) On each Quarterly Distribution Date (or on such
other dates as may be agreed to by the Plan Administrator after consultation with the Plan Committee), the Plan Administrator, after consultation with the Plan Committee, shall determine the amount of Cash required to adequately maintain the Administrative/Priority Claims Reserves on and after such date and maintain a reserve of Cash in such amount. If, and to the extent that, after making and giving effect to the determination referred to in the immediately preceding sentence and the distributions described in Section 3.9(b) of this Agreement, the Plan Administrator, after consultation with the Plan Committee, determines that the Administrative/Priority Claims Reserves (i) contain Cash in an amount in excess of the amount then required to adequately maintain the Administrative/Priority Claims Reserves, the Plan Administrator shall transfer such surplus Cash, first, to any applicable underfunded Reserve/Account (but only to the extent of any underfunding) and, next, to the General Account(s), or (ii) do not contain Cash in an amount sufficient to adequately maintain the Administrative/Priority Claims Reserves, then the Plan Administrator shall transfer Cash from any applicable Reserve or Account until the deficit in the Administrative/Priority Claims Reserve is eliminated.

                           (c) On the next Quarterly Distribution Date after a
Final Order has been entered, or other final resolution has been reached, with respect to any Disputed Claim for which Cash was reserved in the Administrative/Priority Claims Reserves, the balance, if any, of Cash remaining in the Administrative/Priority Claims Reserves on account of such Disputed Claim after making any Initial Distribution to which the Holder of such Claim may have become entitled by virtue of such Final Order or other final resolution shall be transferred, first, to any applicable underfunded Reserve/Account (but only to the extent of any underfunding) and, next, to the General Account(s).

                  Section 3.4 Distribution Reserves. (a) On the Effective Date (or as soon thereafter as is practicable), the Plan Administrator shall create and fund the Distribution Reserves for each of Reorganized Refco (on behalf of itself and the other Contributing Debtors) and Reorganized FXA, with an amount of Cash equal to the aggregate amount of all claims the Plan Administrator has determined, pursuant to the Plan and in consultation with the Plan Committee, to be, with respect to Refco, Allowed Other Secured Claims and Allowed General Unsecured Claims, and with respect to FXA, Allowed Other Secured Claims, Allowed General Unsecured Claims, and Allowed Convenience Claims, pending a distribution, as well as for the reserves set forth in the Plan with respect to the RCM Intercompany Claim.

                  Section 3.5       Disputed Claims Reserve.

                           (a) On the Effective Date (or as soon thereafter as
practicable), the Plan Administrator shall establish and fund the Disputed Claims Reserve for each of Reorganized Refco (on behalf of itself and the other Contributing Debtors) and Reorganized FXA with Cash and Litigation Trust Interests equal to the aggregate Pro Rata share of the Contributing Debtors General Unsecured Distribution or the FXA General Unsecured Distribution, as applicable, that would have been made to each Holder of a Disputed Claim against the Contributing Debtors or FXA, if such Claim were, with respect to the Contributing Debtors, an Allowed Other Secured Claim or an Allowed General Unsecured Claim, and with respect to FXA, an Allowed Other Secured Claim, an Allowed General Unsecured Claim, or an Allowed Convenience Claim for the Disputed Claim Amount or such other amount established by the Bankruptcy Court prior to the Effective Date; provided, however, that the Plan Administrator or the Reorganized Debtors may within 90 days after the Effective Date (or such other date as the Bankruptcy Court may order) file a motion(s), after consultation with the Plan Committee, seeking to estimate any contingent or unliquidated Claims asserted on or before the Effective Date, with notice and an opportunity to be heard to be given to the affected Holders of such Disputed Claims.

                           (b) If any Cash or Litigation Interest remains in
the Disputed Claim Reserves after all Disputed Claims against the Contributing Debtors and FXA have been resolved, such remaining assets shall be transferred to the Distribution Reserves, as applicable, for Distribution in accordance with the terms of the Plan. Unless otherwise provided in an order of the Bankruptcy Court, in the event that the Bankruptcy Court estimates any contingent or Disputed Claim, the estimated amount shall constitute either the Allowed amount of such Claim or a maximum limitation on the distribution on account of such Claim, as determined by the Bankruptcy Court; provided, however, that, if the estimate constitutes the maximum limitation on the distribution on account of such claim, the Plan Administrator may elect to pursue supplemental proceedings to object to any ultimate allowance of such Claim.

                           (c) The Plan Administrator shall maintain two
sub-accounts within the Disputed Claims Reserve for (i) the Contributing Debtors and (ii) FXA.

                  Section 3.6       Unclaimed Distributions Reserve.

                           (a) If the distribution to any Holder of an Allowed
Claim is returned as undeliverable or is otherwise unclaimed, such distributions shall be returned to the applicable Distribution Reserve and deposited in a segregated, interest-bearing account, designated as an "unclaimed distributions reserve" (the "Unclaimed Distributions Reserve") until such time as a distribution becomes deliverable or is claimed.

                           (b) If any Holder's distribution is returned as
undeliverable, no further distributions to such Holder shall be made unless and until the Reorganized Debtors are notified of such Holder's then current address, at which time all missed distributions shall be made to such Holder without interest. All claims for undeliverable distributions must be made on or before the later of (x) the first (1st) anniversary of the Effective Date, and
(y) the first (1st) anniversary of the date such distribution is made (the "Claiming Period"), after which dates all property represented by the applicable undeliverable distribution(s) shall revert to the Reorganized Debtors free of any restrictions thereon, and the claims of any Holder or successor to such Holder with respect to such property shall be discharged and forever barred, notwithstanding any federal or state escheat laws to the contrary. Nothing contained in the Plan or herein shall require the Reorganized Debtors, the Plan Administrator, or any of their respective agents and representatives to attempt to locate any Holder of an Allowed Claim.

                  Section 3.7 RCM Reserves . As set forth more fully in the Plan and as determined necessary by the RCM Trustee, the Plan Administrator may also establish any accounts or reserves necessary for the administration of the estate of Post-Confirmation RCM, including, but not limited to:

                                (i) RCM Distribution Reserve: An account, designated as a "RCM distribution reserve," as set forth in Section 6.6(c) of the Plan (the "RCM Distribution Reserve"), from Cash that would be otherwise distributable to RCM on account of the RCM Intercompany Claims in order to make Distributions to Holders of Allowed RCM Securities Customer Claims or Allowed RCM FX/Unsecured Claims.

                                (ii) RCM Wind-Down Reserve: An account,
         designated as a "RCM wind-down reserve"(the "RCM Wind-Down Reserve"), from cash otherwise available for the RCM Cash Distribution and to fund wind-down expenses of RCM or otherwise release funds therefrom to the RCM Trustee at the direction of the RCM Trustee, as set forth in the Plan, including, but not limited to Section 6.6(d).

                                (iii) Pre-Conversion Administrative Claim
         Amount Reserve: An account, designated as a "Pre-Conversion Administrative Claim Amount Reserve", consisting of any amount deposited by the Contributing Debtors for the benefit of Holders of Administrative Claims against RCM as set forth in the Plan, including, but not limited to, Sections 1.137 and 5.16.

                  Section 3.8       Distributions to Holders of Allowed Claims.

                           (a) Claims Allowed As Of Effective Date. Pursuant to
and in accordance with Section 6.2 of the Plan, to the extent the Plan Administrator has been designated the Disbursing Agent, on (or as soon as reasonably practicable after) the Effective Date, the Plan Administrator shall cause the Reorganized Debtors to make a distribution of Cash from the General Account(s) to each Holder of an Allowed Administrative/ Priority Claim, Allowed Priority Tax Claim, Allowed Non-Tax Priority Claim, Allowed Other Secured Claim, or Allowed Senior Subordinated Note Claim against the Contributing Debtors, and an Allowed Administrative/Priority Claim, Allowed Priority Tax Claim, Allowed Non-Tax Priority Claim, Allowed Other Secured Claim against FXA, or potential payments on the RCM Intercompany Claim as of the Effective Date equal to the unpaid portion of the distribution payable under the Plan on account of such Allowed Claim; provided, however, that the Disbursing Agent, on behalf of the Reorganized Debtors, shall not make Distributions to Holders of Allowed Claims (other than Allowed Secured Lender Claims and Allowed Administrative/Priority Claim) that are not Senior Subordinated Note Claims until all Reserves have been established and adequately funded in accordance with the terms of this Plan and the Senior Subordinated Note Holder Distribution has been paid in full.

                           (b) Distributions. The Plan Administrator shall make
additional quarterly distributions from the appropriate account or Reserve to Holders of Allowed Claims when and as required under the Plan and this Agreement, as more fully set forth below. Specifically, on each Quarterly Distribution Date (or on such other dates as may be determined by the Plan Administrator after consultation with the Plan Committee), the Plan Administrator, after consultation with the Plan Committee, pursuant to the provisions of Articles II and VII of the Plan, shall cause the Reorganized Debtors to distribute:

                                (i) Cash from the Administrative/Priority
         Claims Reserve to each Holder of a Disputed Claim that has become an Allowed Miscellaneous Secured Claim, Allowed Administrative Claim, Allowed Priority Tax Claim or Allowed Non-Tax Priority Claim since the immediately preceding Quarterly Distribution Date (or the Effective Date, as applicable), in an amount equal to the allowed amount of such Allowed Claim;

                                (ii) Cash from the Distribution Reserves to each Holder of a Disputed Claim that has become, with respect to the Contributing Debtors, an Allowed Other Secured Claim or an Allowed General Unsecured Claim, or with respect to FXA, an Allowed Other Secured Claim, Allowed General Unsecured Claim, or Allowed Convenience Claim since the immediately preceding Quarterly Distribution Date (or the Effective Date, as applicable), in an amount equal to the allowed amount of such Allowed Claim; and

                                (iii) Cash from the Distribution Reserves for any amount owing and as yet unpaid on the RCM Intercompany Claim.

                  Section 3.9 Fractional Dollars. Notwithstanding any provision of the Plan, the Plan Administrator or the Reorganized Debtors shall not be required to make Distributions or payments of fractions of dollars, and whenever any payment of a fraction of a dollar under the Plan would otherwise be called for, the actual payment made shall reflect a rounding of such fraction to the nearest whole dollar (up or down), with half dollars being rounded down.

                  Section 3.10 Conversion of Assets to Cash. The Plan Administrator shall sell or otherwise dispose of, and liquidate or convert into Cash, in consultation with the Plan Committee, the Distributive Assets in a manner compatible with the best interests of the Holders of Allowed Claims.

                  Section 3.11 Transactions with Related Persons. Notwithstanding any other provisions of this Agreement, the Plan Administrator shall not knowingly, directly or indirectly, sell or otherwise transfer all or any part of the Distributive Assets to, or contract with, (a) any relative, employee, or agent (acting in their individual capacities) of the Plan Administrator or (b) any person of which any employee or agent of the Plan Administrator is an affiliate by reason of being a trustee, director, officer, partner, or direct or indirect beneficial owner of five percent (5%) or more of the outstanding capital stock, shares, or other equity interest of such persons unless, in each such case, after full disclosure of such interest or affiliation, such transaction is approved by the Plan Committee and the Plan Committee determines that the terms of such transaction are fair and reasonable and no less favorable than terms available for a comparable transaction with unrelated persons.

                  Section 3.12 Investment of Cash. The Plan Administrator shall invest the Reorganized Debtors' Cash, including, but not limited to, the Cash held in any Reserve or Account, in (A) direct obligations of the United States of America or obligations of any agency or instrumentality thereof which are guaranteed by the full faith and credit of the United States of America; (B) money market deposit accounts, checking accounts, savings accounts or certificates of deposit, or other time deposit accounts that are issued by a commercial bank or savings institution organized under the laws of the United States of America or any state thereof; or (C) any other investments that may be permissible under (I) Section 345 of the Bankruptcy Code or (II) any order of the Bankruptcy Court. Such investments shall mature in such amounts and at such times as the Plan Administrator, in the Plan Administrator's sole discretion, after consultation with the Plan Committee, shall deem appropriate to provide funds when needed to transfer funds or make payments in accordance with the Plan and this Agreement. The interest or other income earned on the investments of the Cash in any given Reserve, Account, or escrow established pursuant to this Agreement, the Plan, or any order of the Bankruptcy Court shall constitute a part of such Reserve, Account or escrow unless and until transferred or distributed pursuant to the terms of the Plan, this Agreement, or order of the Bankruptcy Court.

                  Section 3.13 Treatment of Accounts. For purposes of this Agreement, unless otherwise ordered by the Bankruptcy Court, the Plan Administrator may pool for investment purposes any funds which may or which are required to be segregated or placed into separate Reserves, escrows or Accounts under the Plan or this Agreement; provided, however, that the

Plan Administrator shall treat such funds as segregated accounts in his books and records. In addition, notwithstanding any requirement that distributions hereunder to any Holder of an Allowed Claim be made from a specified Reserve, escrow or Account, disbursements may be made as a single aggregate to such Holder of an Allowed Claim; provided further, however, that the Plan Administrator shall treat the funds so distributed as having been distributed from the appropriate Reserve or Account in the Plan Administrator's books and records.

                  Section 3.14 Use of Assets. All Cash or other property held or collected by the Plan Administrator shall be used solely for the purposes contemplated by the Plan or this Agreement.

                  Section 3.15 Books, Records, and Tax Returns. The Plan Administrator shall maintain books and records and prepare and file such tax forms and returns as are required to be filed by the Reorganized Debtors under applicable law.

                  Section 3.16 Notice Procedures with Respect to Other Wind-Down Matters. After the Effective Date, the Plan Administrator shall be authorized to carry out all functions contemplated by the Plan, including without limitation those set forth in Section 5.5(d) of the Plan, without approval of the Bankruptcy Court. Notwithstanding the foregoing, unless the Plan Committee has established guidelines to determine which actions or disbursements of the Plan Administrator may be considered to be taken in the ordinary course and do not require prior approval of the Plan Committee, any action to be taken that involves a sum or an expense of greater than [$100,000] shall not be taken unless (i) the Plan Committee first receives notice of the proposed action and
(ii) the Plan Committee does not object in writing to the Plan Administrator within seven (7) days after receipt of such notice. In the event that any objection is received by the Plan Administrator, absent a consensual resolution, the Plan Administrator and the Reorganized Debtors shall not take such action unless and until Bankruptcy Court approval (after notice and a hearing) is obtained.

                  Section 3.17 No Other Duties. Other than the duties and obligations of the Plan Administrator specifically set forth in this Agreement or under the Plan, the Plan Administrator shall have no duties or obligations of any kind or nature with respect to his employment or position as such.


                                   ARTICLE IV

                   POWERS AND RIGHTS OF THE PLAN ADMINISTRATOR

                  Section 4.1 Powers of the Plan Administrator. The Reorganized Debtors shall retain and have all the rights, powers, and duties necessary to carry out their responsibilities under the Plan. Such rights, powers, and duties shall be exercisable by the Plan Administrator on behalf of the Reorganized Debtors and the Estates, with the oversight of the Plan Committee, and shall include, among others:

                           (a) liquidating the Reorganized Debtors' assets;

                           (b) investing the Cash of the Estates of the
Reorganized Debtors, including, but not limited to, the Cash held in the Reserves as provided in this Agreement;

                           (c) calculating and paying all Distributions to
Holders of Allowed Claims in accordance with the terms of the Plan, this Agreement, and orders of the Bankruptcy Court;

                           (d) employing, supervising, and compensating
professionals retained to represent the interests of and serve on behalf of the Reorganized Debtors and their Estates;

                           (e) making and filing tax returns for any of the
Contributing Debtors, FXA or the Reorganized Debtors;

                           (f) as provided in Article V, objecting to Claims or
Interests filed against the Estates of any of the Contributing Debtors or FXA on any basis except to the extent such Claims or Interests have previously been allowed by a Final Order;

                           (g) seeking estimation of contingent or unliquidated
Claims against the Contributing Debtors or FXA under section 502(c) of the Bankruptcy Code;

                           (h) seeking determination of tax liability for the
Contributing Debtors, FXA and the Reorganized Debtors under section 505 of the Bankruptcy Code;

                           (i) closing the Chapter 11 Cases of the Reorganized
Debtors;

                           (j) dissolving and winding up the Reorganized
Debtors;

                           (k) exercising all powers and rights, and taking all
actions, contemplated by or provided for in this Agreement; and taking any and all other actions necessary or appropriate to implement or consummate the Plan and the provisions of this Agreement.

                  Section 4.2 Authority to Object to Claims and to Settle Disputed Claims. From and after the Effective Date, the Plan Administrator shall be authorized in accordance with Section 5.5(h) of the Plan (i) to object to any Claims filed against any of the Debtors' Estates which are not deemed to be Allowed Claims under the Plan or were not previously deemed allowed by a Final Order of the Bankruptcy Court and litigate such objection to a Final Order, or
(ii) pursuant to Fed. R. Bankr. P. 9019(b) and Section 105(a) of the Bankruptcy Code, to compromise and settle Disputed Claims, in accordance with the following procedures:

                           (a) If the Disputed Claim Amount of the Disputed
Claim is less than or equal to $500,000, the Plan Administrator shall be authorized and empowered to settle the Disputed Claim and execute necessary documents, including a stipulation of settlement or release, in its sole discretion and without notice to any party or Bankruptcy Court approval, and the Plan Administrator shall have no liability to any party for the reasonableness of such settlement, except to the extent such settlement is determined by a Final Order to have been the product of the Plan Administrator's gross negligence or willful misconduct;

                           (b) If the Disputed Claim Amount of the Disputed
Claim is more than $500,000 but less or equal to $10,000,000, the Plan Administrator, on behalf of the Reorganized Debtors, shall be authorized and empowered to settle such Disputed Claim and execute necessary documents, including a stipulation of settlement or release, only upon receipt of Plan Committee approval or, if such approval is not forthcoming, upon Bankruptcy Court approval of such settlement;

                           (c) If the Disputed Claim Amount of the Disputed
Claim is greater than $10,000,000, the Plan Administrator shall be authorized or empowered to settle the Disputed Claim and execute necessary documents, including a stipulation of settlement or release, only upon receipt of Plan Committee and the Bankruptcy Court approval of such settlement.

                  For the avoidance of doubt, if the Plan Committee objects to the proposed settlement of a Disputed Claim, then (A) if the Plan Committee withdraws for any reason its objection to such settlement, the Plan Administrator may enter into the proposed settlement without further notice and a hearing or entry of an order of the Bankruptcy Court (unless such order is otherwise required) or (B) if the Plan Committee does not withdraw its objection, the Plan Administrator shall have the option of (I) forgoing entry into the settlement agreement that is the subject of the objection, (II) modifying the terms of the settlement agreement in a way that results in the Plan Committee withdrawing its objection, or (III) seeking an order of the Bankruptcy Court authorizing the Plan Administrator to enter into the settlement agreement over the Plan Committee's objection. Claims Allowed in the Plan shall not be subject to objection.


                                    ARTICLE V

                    THE PLAN ADMINISTRATOR AND PLAN COMMITTEE

                  Section 5.1 Membership of the Plan Committee. The Plan Committee shall be created on the Effective Date as set forth in the Plan. Thereafter, absent further order of the Bankruptcy Court, the Plan Committee shall, at all times, have not fewer than three members. In the event that a member of the Plan Committee resigns from its position on the Plan Committee, the remaining members shall have the right to designate its successor on the Plan Committee. In the event that there are fewer than three members on the Plan Committee for a period of sixty (60) consecutive days, then the Plan Administrator may, during such vacancy and thereafter, in its sole discretion, ignore any reference in the Plan, this Agreement or the Confirmation Order to the Plan Committee, and all references to the Plan Committee's ongoing duties and rights in the Plan, this Agreement and the Confirmation Order shall be null and void.

                  Section 5.2 Function and Duration of the Plan Committee. The Plan Committee shall remain in existence until such time as the final Distributions under the Plan have been made and, until such time, shall have ultimate supervisory authority over the Plan Administrator. The Plan Administrator shall report to the Plan Committee. The Plan Committee shall be responsible for (a) instructing and supervising the Reorganized Debtors and the Plan Administrator with respect to their responsibilities under the Plan and this Agreement, (b) reviewing and approving the prosecution of adversary and other proceedings, if any, including approving proposed settlements thereof as set forth in section __of this Agreement, (c) reviewing and approving, subject to section ___ hereof, objections to and proposed settlements of Disputed Claims against the Contributing Debtors, or FXA, and (d) performing such other duties that may be necessary and proper to assist the Plan Administrator and its retained professionals.

                  Section 5.3 Compensation of the Plan Committee. The members of the Plan Committee shall serve without compensation for their performance of services as members of the Plan Committee, except that they shall be entitled to reimbursement of reasonable expenses by the Reorganized Debtors to be paid from the Wind-Down Reserve. The Plan Committee may retain counsel or other professionals who shall be entitled to reasonable compensation and reimbursement of actual, necessary expenses to be paid from the Wind-Down Reserve upon the submission of invoices to the Reorganized Debtors; provided, however, that any disputes related to such fees and expenses may be brought before the Bankruptcy Court.

                  Section 5.4 Resignation of Plan Administrator. The Plan Administrator may resign by giving not less than thirty (30) days' prior written notice to the Plan Committee. Such resignation, which shall be applicable to the Plan Administrator in its capacity as such and in its capacity as the sole shareholder and sole director of Reorganized Refco and as the sole member of Reorganized FXA, shall become effective upon the appointment and Bankruptcy Court approval of a successor Plan Administrator in accordance with Section 5.3 hereof.

                  Section 5.5 Removal of Plan Administrator. At any time, the Plan Committee may remove the Plan Administrator without cause. In addition, upon the request of any party in interest, the Bankruptcy Court may remove the Plan Administrator for cause. For purposes of this Section 5.3, "cause" shall mean (a) an act of fraud, embezzlement or theft in connection with the Plan Administrator's duties or in the course of his employment in such capacity, (b) the intentional wrongful damage to the property of Reorganized Debtors, (c) the intentional wrongful disclosure of confidential information of Reorganized Debtors or (d) gross neglect by the Plan Administrator of his duties under this Agreement. Unless the Bankruptcy Court or the Plan Committee orders immediate removal, the Plan Administrator shall continue to serve until a successor Plan Administrator is appointed, and such appointment becomes effective, in accordance with Section 5.4 hereof.

                  Section 5.6 Appointment of Successor Plan Administrator. In the event of a vacancy by reason of the death or immediate removal of the Plan Administrator or prospective vacancy by reason of resignation or removal, the Plan Committee shall appoint a successor Plan Administrator, which appointment shall be effective upon the approval of the Bankruptcy Court on not less than twenty (20) days' notice to parties who have filed a notice of appearance with the Bankruptcy Court during the chapter 11 cases pursuant to Bankruptcy Rule 2002, unless the Bankruptcy Court authorizes otherwise. Every successor Plan Administrator appointed hereunder shall execute, acknowledge, and deliver to the Bankruptcy Court and the Plan Committee an instrument accepting such appointment subject to the terms and provisions hereof. The successor Plan Administrator, without any further act, shall (a) become vested with all the rights, powers, and duties of the Plan Administrator and (b) become the sole shareholder and sole director of Reorganized Refco and the sole member of Reorganized FXA; provided, however, that no Plan Administrator shall be liable for the acts or omissions of any prior or later Plan Administrator.

                  Section 5.7 Continuity. Unless otherwise ordered by the Bankruptcy Court, the death, resignation, or removal of the Plan Administrator shall not operate to terminate any agency or employment created by this Agreement or invalidate any action theretofore taken by the Plan Administrator. In the event of the death or immediate removal of [ADMINISTRATOR], ownership of the sole share of Reorganized Refco's common stock and the sole member interest of Reorganized FXA held by the Plan Administrator shall pass to the Plan Committee, to be held by the Plan Committee in trust for the benefit of the creditors of the Reorganized Debtors until a successor Plan Administrator is approved by the Bankruptcy Court. In the event of the resignation or removal of the Plan Administrator, such Plan Administrator shall (a) execute and deliver by the effective date of his resignation or removal such documents, instruments, and other writings as may be reasonably requested by the Plan Committee or the Bankruptcy Court to effect the termination of such Plan Administrator's capacity under this Agreement, including, but not limited to, the Plan Administrator's capacity as the sole shareholder and director of Reorganized Refco and sole member of Reorganized FXA, and (b) assist and cooperate in effecting the assumption of such Plan Administrator's obligations and functions by the successor Plan Administrator. If for any reason the Plan Administrator fails to execute the documents described in section (a) of the preceding sentence, the Plan Committee shall be authorized to obtain an order of the Bankruptcy Court effecting such termination of such Plan Administrator's capacity under this Agreement and as the sole shareholder and director of Reorganized Refco and sole member of Reorganized FXA .

                  Section 5.8 Compensation of Plan Administrator. The Plan Administrator shall be compensated from the Wind-Down Reserve pursuant to the terms and conditions of this Section 5.5. Any professionals retained by the Plan Administrator shall be entitled to reasonable compensation for services rendered and reimbursement of expenses incurred by such professional. The payment of the fees and expenses of the Plan Administrator and its retained professionals shall be made in the ordinary course of business from the Wind-Down Reserve and shall not be subject to the approval of the Bankruptcy Court but shall be subject to review by the Plan Committee. The Plan Administrator shall deliver to the Plan Committee detailed written invoices with respect to requests for payment of any such fees and expenses.

                  Any successor Plan Administrator shall receive such reasonable compensation from the Wind-down Reserve for service as the Plan Administrator as may be approved by the Bankruptcy Court and reimbursement from the Wind-down Reserve for expenses reasonably incurred in performing the duties of the Plan Administrator.

                  Section 5.9 Indemnification. The Reorganized Debtors shall indemnify and hold harmless (i) the Plan Administrator (in its capacity as such and as officer, director or member, as applicable, of the Reorganized Debtors),
(ii) such individuals as may serve as officers, directors or managers, as applicable, of the Reorganized Debtors, if any, (iii) the Administrative Professionals, (iv) the Plan Committee, and (v) all of the Plan Committee's members, designees, and duly designated agent or representative, each of the foregoing, it its capacity as such (collectively, the "Indemnified Parties"), from and against, and with respect to any and all liabilities, losses, damages, claims, costs, and expenses, including, but not limited to, attorneys' fees, arising out of or due to their actions or omissions, or consequences of such actions or omissions, other than acts or omissions resulting from such Indemnified Party's willful misconduct or gross negligence, with respect to the Reorganized Debtors or the implementation or administration of the Plan or this Agreement. To the extent an Indemnified Party asserts a claim for indemnification as provided above, the legal fees and related costs incurred by counsel to such Indemnified Party in the defense of such claims giving rise to the asserted right of indemnification shall be advanced to such Indemnified Party (upon such Indemnified Party's undertaking to repay such amounts if it ultimately shall be determined that such Indemnified Party is not entitled to be indemnified therefor) out of the Wind Down Reserve or any insurance purchased with the funds from the Wind Down Reserve. The indemnification provisions of this Agreement shall remain available to and be binding upon any former Plan Administrator or the estate of any decedent Plan Administrator and shall survive the termination of this Agreement.

                  Section 5.10 Insurance. The Plan Administrator shall be authorized to obtain and pay for out of the Wind Down Reserve all reasonably necessary insurance coverage for itself, its agents, representatives, employees, or independent contractors, and the Reorganized Debtors, including, but not limited to, coverage with respect to (i) any property that is or may in the future become the property of the Reorganized Debtors or their Estates and (ii) the liabilities, duties, and obligations of the Plan Administrator and its agents, representatives, employees, or independent contractors under this Agreement (in the form of an errors and omissions policy or otherwise), the latter of which insurance coverage may, at the sole option of the Plan Administrator, upon consultation with the Plan Committee, remain in effect for a reasonable period (not to exceed seven years) after the termination of this Agreement.

                  Section 5.11 Reliance by Plan Administrator. The Plan Administrator may rely, and shall be fully protected in acting or refraining from acting if it relies, upon any resolution, statement, certificate, instrument, opinion, report, notice, request, consent, order, or other instrument or document that the Plan Administrator reasonably believes to be genuine and to have been signed or presented by the proper party or parties or to have been sent by the proper party or parties, and the Plan Administrator may conclusively rely as to the truth of the statements and correctness of the opinions expressed therein. The Plan Administrator may consult with counsel and other professionals with respect to matters in their area of expertise, and any opinion of counsel shall be full and complete authorization and protection in respect of any action taken or not taken by the Plan Administrator. The Plan Administrator shall be entitled to rely upon the advice of such professionals in acting or failing to act, and shall not be liable for any act taken or not taken in reliance thereon. The Plan Administrator shall have the right at any time to seek and rely upon instructions from the Bankruptcy Court concerning this Agreement, the Plan, or any other document executed in connection therewith, and the Plan Administrator shall be entitled to rely upon such instructions in acting or failing to act and shall not be liable for any act taken or not taken in reliance thereon.

                  Section 5.12 Reliance by Persons Dealing with the Plan Administrator. In the absence of actual knowledge to the contrary, any person dealing with the Reorganized Debtors and the Estate(s) shall be entitled to rely on the authority of the Plan Administrator to act an behalf of the Estates and the Reorganized Debtors, and shall have no obligation to inquire into the existence of such authority.

                                   ARTICLE VI

                                   TERMINATION

                  Section 6.1 Termination. This Agreement shall terminate upon the later of (a) thirty (30) days after the exhaustion of the Distributive Assets and (b) the filing of a certificate of termination with the Bankruptcy Court, signed by the Plan Administrator and approved by the Plan Committee, which certificate shall not be filed until all distributions required to be made pursuant to the Plan and this Agreement have been made.

                  Section 6.2 Obligations of the Plan Administrator upon Termination. Prior to filing a certificate of termination, the Plan Administrator shall (a) provide for the retention and storage of the books, records, and files that shall have been delivered to or created by the Plan Administrator until such time as all such books, records, and files are no longer required to be retained under applicable law and (b) file a certificate informing the Bankruptcy Court of the location at which such books, records, and files are being stored. Except as otherwise specifically provided herein, after the termination of this Agreement pursuant to Section 6.1 above, the Plan Administrator shall have no further duties or obligations hereunder.


                                   ARTICLE VII

                            MISCELLANEOUS PROVISIONS

                  Section 7.1 Descriptive Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                  Section 7.2 Amendment and Waiver. This Agreement may not be amended except by an instrument executed by the Plan Committee, Reorganized Refco, on behalf of itself and other Contributing Debtors, Reorganized FXA, and the Plan Administrator.

                  Section 7.3 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to the rules of conflict of laws of the State of Delaware or any other jurisdiction.

                  Section 7.4 Counterparts; Effectiveness. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original but all of which shall constitute one and the same agreement. This Agreement shall become effective when each party hereto shall have received counterparts thereof signed by all the other parties hereto.

                  Section 7.5 Severability; Validity. If any provision of this Agreement or the application thereof to any person or circumstance is held invalid or unenforceable, the remainder of this Agreement, and the application of such provision to other persons or circumstances, shall not be affected thereby, and to such end, the provisions of this Agreement are agreed to be severable.

                  Section 7.6 Notices. Any notice or other communication hereunder shall be in writing and shall be deemed given upon (a) confirmation of receipt of a facsimile transmission, (b) confirmed delivery by a standard overnight carrier or when delivered by hand, or (c) the expiration of five (5) Business Days after the day when mailed by registered or certified mail (postage prepaid, return receipt requested), addressed to the respective parties at the following addresses (or such other address for a party as shall be specified by like notice):


                                      Skadden, Arps, Slate, Meagher & Flom LLP
                                      Four Times Square
                                      New York, New York 1003 6-6522
                                      Attention: J. Gregory St. Clair

                                      Attorneys for Debtors and
                                      Debtors-in-Possession


                                      Milbank, Tweed, Hadley & McCloy LLP
                                      1 Chase Manhattan Plaza
                                      New York, NY 10005
                                      Attention: Luc A. Despins
                                      Susheel Kirpalani
                                      Dennis C. O'Donnell

                                      Counsel for the Official Committee of
                                      Unsecured Creditors of Refco Inc., et al.


                                      Kasowitz, Benson, Torrey & Friedman LLP
                                      1633 Broadway
                                      New York, NY 10019
                                      Attention: David S. Rosner
                                                 Andrew K. Glenn
                                                 Jeffrey R. Gleit
                                      Counsel for Additional Committee of
                                      Unsecured Creditors of Refco Inc., et al.


                  Section 7.7 Relationship to Plan. The principal purpose of this Agreement is to aid in the implementation of the Plan and, therefore, this Agreement incorporates and is subject to the provisions of the Plan. To that end, the Plan Administrator shall have full power and authority to take any action consistent with the purposes and provisions of the Plan. In the event that the provisions of this Agreement are found to be inconsistent with the provisions of the Plan, the provisions of the Plan shall control; provided, however, that provisions of this Agreement adopted by amendment and approved by the Bankruptcy Court following substantial consummation (as such term is used in Section 1127(b) of the Bankruptcy Code) shall control over provisions of the Plan.

                  Section 7.8 Retention of Jurisdiction. As provided in Article XI of the Plan, the Bankruptcy Court shall retain jurisdiction over the Estate(s) and the Reorganized Debtors to the fullest extent permitted by law, including, but not limited to, for the purposes of interpreting and implementing the provisions of this Agreement.

                  IN WITNESS WHEREOF, the parties have either executed and acknowledged this Agreement or caused it to be executed and acknowledged on their behalf by their duly authorized officers at of the date first above written.


                                      REFCO INC. (on behalf
                                      of itself and each of the other
                                      Contributing Debtors)

                                      By: ___________________________
                                          Name:
                                          Title:


                                      REFCO F/X ASSOCIATES, LLC


                                      PLAN ADMINISTRATOR


                                      By: ___________________________
                                          Name: [ADMINISTRATOR]
                                          Title: Plan Administrator

                                    Exhibit F

PLAN EXHIBIT F
LITIGATION TRUST AGREEMENT
--------------------------

This Exhibit is subject to all of the provisions of the Plan, including, without limitation section 12.5, under which the Plan Proponents have reserved the right to alter, amend, or modify the Plan, including any Exhibits thereto, under section 1127(a) of the Bankruptcy Code at any time prior to the Effective Date.

                        REFCO LITIGATION TRUST AGREEMENT















December 4, 2006




                                TABLE OF CONTENTS
                                -----------------


ARTICLE 1 ESTABLISHMENT OF THE LITIGATION TRUST .........................................................2
   1.1       Establishment of Litigation Trust and Appointment of Original Trustee.......................2
   1.2       Transfer of Assets and Rights to the Litigation Trustee.....................................3
   1.3       Title to Contributed Claims.................................................................4
   1.4       Nature and Purpose of the Litigation Trust..................................................4
   1.5       Incorporation of Plan.......................................................................5
   1.6       Funding of the Litigation Trust.............................................................5
   1.7       Appointment as Representative in Lieu of Assignment.........................................5
ARTICLE 2 LITIGATION TRUST INTERESTS.....................................................................6
   2.1       Allocation of Litigation Trust Interests....................................................6
   2.2       Interests Beneficial Only...................................................................6
   2.3       Evidence of Beneficial Interests............................................................6
   2.4       Securities Law Registration.................................................................7
   2.5       Transfer and Exchange.......................................................................7
   2.6       Access to the Trust Register by the Litigation Trust Beneficiaries..........................8
   2.7       Absolute Owners.............................................................................8
   2.8       Issuance of Certificates Upon Transfer......................................................8
   2.9       Mutilated, Defaced, Lost, Stolen or Destroyed Certificates..................................8
   2.10      Cash-Out Option.............................................................................9
ARTICLE 3 THE LITIGATION TRUSTEE .......................................................................10
   3.1       Litigation Trust Proceeds..................................................................10
   3.2       Collection of Income.......................................................................10
   3.3       Payment of Litigation Trust Expenses.......................................................10
   3.4       Distributions..............................................................................10
   3.5       Tenure, Removal, and Replacement of the Litigation Trustee.................................11
   3.6       Acceptance of Appointment by Successor Litigation Trustee..................................12
   3.7       Regular Meetings of the Litigation Trustee and the Litigation Trust Committee..............12
   3.8       Special Meetings of the Litigation Trustee and the Litigation Trust Committee..............12
   3.9       Notice of, and Waiver of Notice for, Litigation Trustee and Litigation Trust
             Committee Meetings.........................................................................12
   3.10      Manner of Acting...........................................................................13
   3.11      Role of the Litigation Trustee.............................................................13
   3.12      Authority of Litigation Trustee............................................................13
   3.13      Limitation of Litigation Trustee's Authority...............................................16
   3.14      Books and Records..........................................................................17
   3.15      Inquiries into Trustee's Authority.........................................................17
   3.16      Compliance with Laws.......................................................................17
   3.17      Compensation of the Litigation Trustee.....................................................17
   3.18      Reliance by Litigation Trustee.............................................................17
   3.19      Investment and Safekeeping of Litigation Trust Assets......................................18
   3.20      Standard of Care; Exculpation..............................................................18

ARTICLE 4 LITIGATION TRUST COMMITTEE ...................................................................19
   4.1       Litigation Trust Committee.................................................................19
   4.2       Authority of the Litigation Trust Committee................................................19
   4.3       Regular Meetings of the Litigation Trust Committee.........................................19
   4.4       Special Meetings of the Litigation Trust Committee.........................................20
   4.5       Manner of Acting...........................................................................20
   4.6       Litigation Trust Committee's Action Without a Meeting......................................21
   4.7       Tenure, Removal, and Replacement of the Members of the Litigation Trust Committee..........21
   4.8       Compensation of the Litigation Trust Committee.............................................22
   4.9       Standard of Care; Exculpation..............................................................22
ARTICLE 5 TAX MATTERS...................................................................................23
   5.1       Federal Income Tax Reporting...............................................................23
   5.2       Allocations of Litigation Trust Taxable Income.............................................24
ARTICLE 6 DISTRIBUTIONS ................................................................................24
   6.1       Annual Distribution; Withholding...........................................................24
   6.2       Manner of Payment or Distribution..........................................................25
   6.3       Delivery of Litigation Trust Distributions.................................................26
   6.4       Cash Distributions.........................................................................27
ARTICLE 7 INDEMNIFICATION...............................................................................27
   7.1       Indemnification of Litigation Trustee and the Litigation Trust Committee...................27
ARTICLE 8 NET LITIGATION TRUST RECOVERY.................................................................28
   8.1       No Effect on Mutuality.....................................................................28
   8.2       Section 502(h).............................................................................28
ARTICLE 9 REPORTS TO LITIGATION TRUST BENEFICIARIES.....................................................28
   9.1       Reports....................................................................................28
ARTICLE 10 TERM; TERMINATION OF THE LITIGATION TRUST ...................................................29
   10.1 Term; Termination of the Litigation Trust.......................................................29
   10.2 Continuance of Trust for Winding Up.............................................................29
ARTICLE 11 AMENDMENT AND WAIVER.........................................................................30
   11.1 Amendment and Waiver............................................................................30
ARTICLE 12 MISCELLANEOUS PROVISIONS.....................................................................31
   12.1      Intention of Parties to Establish the Litigation Trust.....................................31
   12.2      Reimbursement of Trust Litigation Costs....................................................31
   12.3      Laws as to Construction....................................................................31
   12.4      Jurisdiction...............................................................................31
   12.5      Severability...............................................................................31
   12.6      Notices....................................................................................32
   12.7      Fiscal Year................................................................................33
   12.8      Headings...................................................................................33
   12.9      Counterparts...............................................................................33
   12.10     Confidentiality............................................................................33
   12.11     Entire Agreement...........................................................................34

                  This Litigation Trust Agreement (the "Litigation Trust Agreement"), dated as of December __, 2006, by and among RCM, the Debtors, and [INSERT ENTITY SERVING AS LITIGATION TRUSTEE], a [INSERT STATE OF ORGANIZATION] company, as the trustee (the "Original Trustee"), is executed in order to establish a liquidating trust (the "Liquidating Trust") in connection with the Joint Chapter 11 Plan of Refco Inc. and Certain of its Direct and Indirect Subsidiaries, including, without limitation, any supplement to such Plan and the exhibits and schedules thereto (as the same may be amended, modified or supplemented from time to time in accordance with the terms and provisions thereof, the "Plan"). Capitalized terms used in this Litigation Trust Agreement and not otherwise defined herein shall have the meanings ascribed to them in the Plan.

                              W I T N E S S E T H

                  WHEREAS, RCM and certain of the Debtors filed petitions for relief under chapter 11 of the Bankruptcy Code, on October 17, 2005, with the Bankruptcy Court, and certain other Debtors filed petitions with the Bankruptcy Court thereafter;

                  WHEREAS, the Creditors' Committee was appointed by the United States Trustee in the Chapter 11 Cases of the Debtors on October 28, 2005, and was reconstituted on March 29 and July 21, 2006;

                  WHEREAS, pursuant to the Bankruptcy Court's March 22, 2006, Order Authorizing Appointment of Chapter 11 Trustee for Estate of Refco Capital Markets, Ltd., Case No. 05-60018, the U.S. Trustee on April 10, 2006, filed a Notice appointing Marc S. Kirschner as the Chapter 11 trustee for RCM (the "RCM Trustee"), which Notice and appointment was approved by Bankruptcy Court Order dated April 13, 2006, as amended by Orders entered on April 19, 2006, and April 24, 2006;

                  WHEREAS, on August 3, 2006, the U.S. Trustee filed Notices of Bifurcation of Official Committee of Unsecured Creditors by Further Reconstitution And Amended Appointment, further reconstituting the Creditors' Committee and establishing the Additional Committee;

                  WHEREAS, on October 6, 2006, RCM and the Debtors filed the initial Plan and related Disclosure Statement, and on October 25, 2006, RCM and the Debtors filed a revised Plan and the related Disclosure Statement;

                  WHEREAS, on October 20, 2006, the Bankruptcy Court entered an order approving the revised Disclosure Statement;

                  WHEREAS, on December 4, 2006, RCM and the Debtors filed the Modified Joint Chapter 11 Plan of Refco Inc. and Certain of its Direct and Indirect Subsidiaries;

                  WHEREAS, on December __, 2006, the Bankruptcy Court entered the Confirmation Order approving the Plan;

                  WHEREAS, the Litigation Trust is created pursuant to, and to effectuate certain provisions of, the Plan and pursuant to which the Litigation Trustee will hold the Contributed Claims (which Contributed Claims, prior to the transfer to the Litigation Trust, are held by RCM and the Debtors on behalf of the Litigation Trust Beneficiaries pursuant to the terms of the Plan) and is contemplated by the Confirmation Order;

                  WHEREAS, the Litigation Trustee was duly appointed as a representative of the Estates pursuant to section 1123 (a)(5), (a)(7), and
(b)(3)(B) of the Bankruptcy Code;

                  WHEREAS, the Litigation Trust is organized for the primary purpose of liquidating and distributing assets transferred to the Litigation Trustee with no objective to continue or engage in the conduct of a trade or business, except to the extent reasonably necessary to, and consistent with, the liquidating purpose of the Liquidating Trust;

                  WHEREAS, the Litigation Trust is established for the benefit of the Litigation Trust Beneficiaries;

                  WHEREAS, the Litigation Trust is intended to qualify as a liquidating trust within the meaning of Treasury Regulation Section 301.7701-4(d); and

                  WHEREAS, the Litigation Trust is established for the pursuit of all Contributed Claims, which excludes any claims, rights of action, suits, or proceedings held by the RCM Estate pursuant to sections 547 and 749, and to the extent a recovery is predicated upon such sections, section 550, of the Bankruptcy Code.

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Plan, RCM, the Debtors, the Committees, and the Litigation Trustee agree as follows:

                                    ARTICLE 1

                      ESTABLISHMENT OF THE LITIGATION TRUST

         1.1 Establishment of Litigation Trust and Appointment of Original Trustee.

                  (a) Pursuant to the Plan, RCM, the Debtors and the Original Trustee hereby establish a trust which shall be known as the "Refco Litigation Trust" on behalf of the Litigation Trust Beneficiaries.

                  (b) The Original Trustee is hereby appointed as trustee of the Litigation Trust effective as of the Effective Date of the Plan (the "Effective Date") and agrees to accept and hold the assets of the Litigation Trust in trust for the Litigation Trust Beneficiaries subject to the terms of the Plan and this Litigation Trust Agreement. The Original Trustee and each successor trustee serving from time to time hereunder (the "Litigation Trustee") shall have all the rights, powers and duties set forth herein.

         1.2       Transfer of Assets and Rights to the Litigation Trustee.

                  (a) As of the Effective Date, (i) RCM and the Debtors hereby transfer, assign, and deliver to the Litigation Trustee, without recourse, all of their respective rights, title, and interests in and to the Contributed Claims free and clear of any and all Liens, Claims (other than Claims in the nature of setoff or recoupment), encumbrances or interests of any kind in such property of any other Person or entity (including all Liens, Claims, encumbrances or interests of RCM creditors that were subordinated for purposes of Distributions under the Plan) and (ii) RCM, the Debtors, the Committees, and the Examiner (pursuant to terms and conditions acceptable to the Examiner and the Litigation Trustee or as otherwise ordered by the Bankruptcy Court) hereby transfer, assign, and deliver to the Litigation Trustee and the Litigation Trust Committee, without waiver, all of their respective rights, title and interests in and to any attorney-client privilege, work-product privilege, or other privilege or immunity attaching to any documents or communications (whether written or oral) associated with the Contributed Claims (collectively, "Privileges"), which shall vest in the Litigation Trustee and the Litigation Trust Committee, in trust, and, consistent with section 1 123(b)(3)(B), for the benefit of the Litigation Trust Beneficiaries.

                  (b) On or as promptly as practicable after the Effective Date, RCM, the Debtors, and, as applicable, the Committees, and the Examiner (pursuant to terms and conditions acceptable to the Examiner and the Litigation Trustee or as otherwise ordered by the Bankruptcy Court) shall (i) deliver or cause to be delivered to the Litigation Trustee any and all documents in connection with the Contributed Claims (including those maintained in electronic format and original documents) whether held by RCM, the Debtors, the Committees, the Examiner, their respective employees, agents, advisors, attorneys, accountants, or any other professionals and (ii) provide access to such employees of RCM or the Debtors, or the Examiner, their agents, advisors, attorneys, accountants or any other professionals hired by RCM, the Debtors, the Committees, or the Examiner with knowledge of matters relevant to the Contributed Claims. Upon the reasonable request of the Litigation Trustee, to the extent permitted by law, RCM, the Debtors, the Committees, and the Examiner (pursuant to terms and conditions acceptable to the Examiner and the Litigation Trustee or as otherwise ordered by the Bankruptcy Court) shall provide the Litigation Trustee with a list of all documents in connection with the Contributed Claims known to it but not held by it or any of its employees, agents, advisors, attorneys, accountants or any other professionals. Such list shall contain a description of each document, to the extent feasible and permitted by law, as well as the name of the entity or Person holding such document.

                  (c) At any time and from time to time on and after the Effective Date, the RCM Trustee, the Reorganized Debtors, the Committees, and the Examiner (pursuant to terms and conditions acceptable to the Litigation Trustee and the Examiner or as otherwise ordered by the Bankruptcy Court) to the extent in existence, agree (i) at the reasonable request of the Litigation Trustee to execute and/or deliver any instruments, documents, books, and records (including those maintained in electronic format and original documents as may be needed), (ii) to take, or cause to be taken, all such further actions as the Litigation Trustee may reasonably request in order to evidence or effectuate the transfer of the Contributed Claims and the Privileges to the Litigation Trustee (and, in the case of the Privileges, the Litigation Trust Committee) and the consummation of the transactions contemplated hereby and by the Plan and to otherwise carry out the intent of the parties hereunder and under the Plan and (iii) to cooperate with the Litigation Trustee in the prosecution of the Contributed Claims.

           1.3     Title to Contributed Claims.

                  The transfer of the Contributed Claims to the Litigation Trustee shall be made for the ratable benefit of the Litigation Trust Beneficiaries to the extent such Litigation Trust Beneficiaries are entitled to Litigation Trust Interests under the Plan. In this regard, the Contributed Claims will be treated for tax purposes as being (i) a deemed transfer to the Litigation Trust Beneficiaries in partial satisfaction of Allowed Claims, to be held by RCM and the Debtors on their behalf, and (ii) immediately thereafter, a deemed transfer to the Litigation Trustee in exchange for Litigation Trust Interests for the ratable benefit of the Litigation Trust Beneficiaries, in accordance with the Plan. Upon the transfer of the Contributed Claims, the Litigation Trustee shall succeed to all of RCM's and the Debtors' right, title and interest in and to the Contributed Claims and RCM and the Debtors will have no further interest in or with respect to the Contributed Claims or the Litigation Trust.

           1.4     Nature and Purpose of the Litigation Trust.

                  (a) Purpose. The Litigation Trust is organized and established as a trust pursuant to which the Litigation Trustee, subject to the terms and conditions contained herein and in the Plan, is to (i) hold the assets of the Litigation Trust and dispose of the same in accordance with this Litigation Trust Agreement and the Plan in accordance with Treasury Regulation
Section 301 .7701-4(d) and (ii) oversee and direct the expeditious but orderly liquidation of the assets of the Litigation Trust. Accordingly, the primary purpose of the Litigation Trust is to liquidate the assets transferred to the Litigation Trustee with no objective to continue or engage in the conduct of a trade or business, except to the extent reasonably necessary to preserve or enhance the liquidation value of the assets of the Litigation Trust, and consistent with, the liquidating purpose of the Litigation Trust.

                  (b) Actions of the Litigation Trustee. The Litigation Trustee, upon direction of the Litigation Trust Committee, and the exercise of their collective reasonable business judgment, shall, in an expeditious but orderly manner, liquidate and convert to Cash the assets of the Litigation Trust, make timely distributions and not unduly prolong the duration of the Litigation Trust. The liquidation of the Contributed Claims may be accomplished either through the prosecution, compromise and settlement, abandonment or dismissal of any or all claims, rights or causes of action, or otherwise. The Litigation Trustee, subject to the approval of the Litigation Trust Committee, except as set forth in Section 3.12 herein, shall have the absolute right to pursue, settle and compromise or not pursue any and all Contributed Claims as it determines is in the best interests of the Litigation Trust Beneficiaries, and consistent with the purposes of the Litigation Trust, and the Litigation Trustee shall have no liability for the outcome of any such decision except for any damages caused by recklessness, gross negligence, willful misconduct, or knowing violation of law.

                  (c) Relationship. This Litigation Trust Agreement is intended to create a trust and a trust relationship and to be governed and construed in all respects as a trust. The Litigation Trust is not intended to be, and shall not be deemed to be or treated as, a general partnership, limited partnership, joint venture, corporation, joint stock company or association, nor shall the Litigation Trustee, the Litigation Trust Committee (or any of its members or ex officio members), or the Litigation Trust Beneficiaries, or any of them, for any purpose be, or be deemed to be or treated in any way whatsoever to be, liable or responsible hereunder as partners or joint venturers. The relationship of the Litigation Trust Beneficiaries to the Litigation Trustee and the Litigation Trust Committee shall be solely that of beneficiaries of a trust and shall not be deemed a principal or agency relationship, and their rights shall be limited to those conferred upon them by this Litigation Trust Agreement.

           1.5     Incorporation of Plan.

                  The Plan and the Confirmation Order are each hereby incorporated into this Litigation Trust Agreement and made a part hereof by this reference; provided, however, to the extent that there is conflict between the provisions of this Litigation Trust Agreement, the provisions of the Plan, and/or the Confirmation Order, each such document shall have controlling effect in the following rank order: (1) the Confirmation Order; (2) the Plan; and (3) this Litigation Trust Agreement.

           1.6     Funding of the Litigation Trust.

                  On or after the Effective Date, upon the determination of the Litigation Trustee, subject to the approval of the Litigation Trust Committee, the Litigation Trust shall be funded (i) from a loan that is non-recourse to RCM, the Debtors or the Estates, secured only by the proceeds of the Contributed Claims from one or more lenders who agree to make such loan on terms acceptable to the Litigation Trustee and the Litigation Trust Committee, (ii) from reserves maintained from the proceeds of Contributed Claims in accordance with Section 6.1, and (iii) with up to $25 million drawn from the Contributing Debtors Distributive Assets, deducted on a pro rata basis from the Distributions that otherwise would be made to (x) Holders of Contributing Debtors General Unsecured Claims in accordance with the calculation of the Contributing Debtors General Unsecured Distribution and (y) to the RCM Estate in accordance with the calculation of the RCM Intercompany Claims Distribution in Section 3.1 of the Plan. Any failure or inability of the Litigation Trust to obtain funding will not affect the enforceability of the Litigation Trust.

           1.7     Appointment as Representative.

                  Pursuant to section 1 123(b)(3) of the Bankruptcy Code, the Plan appointed the Litigation Trustee as the duly appointed representative of the Estates, and, as such, the Litigation Trustee succeeds to all of the rights and powers of a trustee in bankruptcy with respect to prosecution of the Contributed Claims for the ratable benefit of the Litigation Trust Beneficiaries. To the extent that any Contributed Claims cannot be transferred to the Litigation Trust because of a restriction on transferability under applicable non-bankruptcy law that is not superseded or preempted by section 1123 of the Bankruptcy Code or any other provision of the Bankruptcy Code, such Contributed Claims shall be deemed to have been retained by the Reorganized Debtors and RCM, as applicable, and the Litigation Trustee shall be deemed to have been designated as a representative of the Estates pursuant to section 1123 (b)(3)(B) of the Bankruptcy Code to enforce and pursue such Contributed Claims on behalf of the Estates. Notwithstanding the foregoing, all net proceeds of the Contributed Claims shall be transferred to the Effective Beneficiaries consistent with the provisions of the Plan and this Litigation Trust Agreement.




                                    ARTICLE 2

                               LITIGATION TRUST INTERESTS


           2.1    Allocation of Litigation Trust Interests.

                  The allocation and Distribution of the Litigation Trust Interests shall be accomplished as set forth in the Plan, including, without limitation, Article III, Section 5.7(c), and Article VI of the Plan. Any Litigation Trust Interests to be distributed to the RCM Trustee under the Plan shall be deemed distributed to the applicable Effective Beneficiaries having Allowed RCM Securities Customer Claims and Allowed RCM FX/Unsecured Claims against RCM, and the RCM Trustee shall be deemed to hold such interests in trust for such Effective Beneficiaries. Alternatively, any Litigation Trust Interests to be distributed to the RCM Trustee under the Plan may be directly distributed to the applicable Effective Beneficiaries in such amounts and proportions as may be approved by the RCM Trustee consistent with the terms of the RCM Settlement. The aggregate number and face value of Litigation Trust Interests to be distributed pursuant to the Plan shall be determined by the Litigation Trustee, subject to approval of the Litigation Trust Committee, consistent with the intent and purposes of the Plan.

           2.2    Interests Beneficial Only.

                  The ownership of a Litigation Trust Interest shall not entitle any Litigation Trust Beneficiary to any title in or to the assets of the Litigation Trust as such (which title shall be vested in the Litigation Trustee) or to any right to call for a partition or division of the assets of the Litigation Trust or to require an accounting.

           2.3    Evidence of Beneficial Interests.

                  The Litigation Trust Interests may be represented either by book entries on the books and records of the Litigation Trust or by certificates, in either definitive or global form, as shall be determined by the Litigation Trustee upon consultation with and subject to approval of the Litigation Trust Committee. In the event certificates are created, the Litigation Trustee shall cause to be placed on such certificate such legends as it deems are required or appropriate under tax laws or regulations in connection with tax withholding pursuant to Section 6.1, under securities laws or regulations in connection with registration or reporting requirements, if any, or otherwise. Any Person to whom a certificate is issued or transferred, by virtue of the acceptance thereof, shall assent to and be bound by the terms and conditions of this Litigation Trust Agreement and the Plan. In the event certificates are issued, the form of such certificates shall be determined by the Litigation Trustee subject to approval of the Litigation Trust Committee.

           2.4     Securities Law Registration.

                  To the extent the Litigation Trust Interests are deemed to be "securities," the issuance of Litigation Trust Interests to Holders of Allowed Claims or the Disputed Claims Reserve (or any redistribution of such interests or related interests by the RCM Trustee to the Holders of Allowed RCM Securities Customer Claims and Allowed RCM FX/Unsecured Claims) under the Plan shall be exempt, pursuant to section 1145 of the Bankruptcy Code, from registration under the Securities Act of 1933, as amended and any applicable state and local laws requiring registration of securities. If the Litigation Trustee determines, with the advice of counsel, that the Litigation Trust is required to comply with registration and reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or the Investment Company Act of 1940, as amended (the "Investment Company Act"), then the Litigation Trustee shall, after consultation with the Litigation Trust Committee, take any and all actions to comply with such registration and reporting requirements, if any, and file periodic reports with the Securities and Exchange Commission (the "SEC"). Notwithstanding the foregoing procedure, nothing herein shall be deemed to preclude the Litigation Trust Committee and the Litigation Trustee from amending this Litigation Trust Agreement to make such changes as are deemed necessary or appropriate by the Litigation Trustee, with the advice of counsel, to ensure that the Litigation Trust is not subject to registration or reporting requirements of the Exchange Act, or the Investment Company Act.

           2.5     Transfer and Exchange.

                  (a) No transfer, assignment, pledge, hypothecation or other disposition of a Litigation Trust Interest may be effected until either (i) the Litigation Trustee and the Litigation Trust Committee have received such legal advice or other information that they, in their sole discretion, deem necessary or appropriate to assure that any such disposition shall not require the Litigation Trust to comply with the registration and reporting requirements of the Exchange Act or the Investment Company Act or (ii) the Litigation Trustee and the Litigation Trust Committee have determined to register and/or make periodic reports in order to enable such disposition to be made. In the event that any such disposition is allowed, the Litigation Trust Committee and the Litigation Trustee may add such restrictions upon transfer and other terms to this Litigation Trust Agreement as are deemed necessary or appropriate by the Litigation Trustee, with the advice of counsel, to permit or facilitate such disposition under applicable securities and other laws.

                  (b) The Litigation Trustee shall appoint a registrar, which may be the Litigation Trustee (the "Registrar") for the purpose of recording ownership of the Litigation Trust Interests as herein provided. The Registrar, if other than the Litigation Trustee, may be such other institution acceptable to the Litigation Trust Committee. For its services hereunder, the Registrar, unless it is the Litigation Trustee, shall be entitled to receive reasonable compensation from the Litigation Trust as an expense of the Litigation Trust.

                  (c) The Litigation Trustee shall cause to be kept at the office of the Registrar, or at such other place or places as shall be designated by them from time to time, a registry of the Litigation Trust Beneficiaries of the Litigation Trust (the "Trust Register") which shall be maintained pursuant to such reasonable regulations as the Litigation Trustee and the Registrar may prescribe.

           2.6     Access to the Trust Register by the Litigation Trust
Beneficiaries.

                  Litigation Trust Beneficiaries and their duly authorized representatives shall have the right, upon reasonable prior written notice to the Registrar and the Litigation Trustee, and in accordance with the reasonable regulations prescribed by the Registrar and the Litigation Trustee, to inspect and, at the sole expense of the Litigation Trust Beneficiary seeking the same, make copies of the Trust Register, in each case for a purpose reasonably related to such Litigation Trust Beneficiary's interest in the Litigation Trust.

           2.7     Absolute Owners.

                  The Litigation Trustee may deem and treat the Litigation Trust Beneficiary of record in the Trust Register as the absolute owner of such Litigation Trust Interests for the purpose of receiving distributions and payment thereon or on account thereof and for all other purposes whatsoever and the Litigation Trustee shall not be charged with having received notice of any claim or demand to such Litigation Trust Interests or the interest therein of any other Person.


           2.8     Issuance of Certificates Upon Transfer.

                  In the event certificates representing Litigation Trust Interests are created, subject to the conditions of Section 2.5(a), whenever any certificate shall be presented for transfer or exchange, the Litigation Trustee shall cause the Registrar to issue, authenticate and deliver in exchange therefor, the certificate for the Litigation Trust Interest(s) that the person presenting such certificates shall be entitled to receive.

           2.9     Mutilated, Defaced, Lost, Stolen or Destroyed Certificates.

                  In the event certificates representing Litigation Trust Interests are created, if a Beneficiary claims that his/her certificate (the "Original Certificate") has been mutilated, defaced, lost, stolen or destroyed, the Litigation Trustee shall issue, and the Registrar shall authenticate, a replacement certificate if such Beneficiary submits a notarized affidavit certifying that (i) he/she is the true, lawful, present and sole owner of the Original Certificate, (ii) he/she has diligently searched all of his/her financial and other records and the Original Certificate is nowhere to be found,
(iii) the Original Certificate and any rights or interests therein were not endorsed, and have not been pledged, sold, delivered, transferred or assigned under any agreement, hypothecated or pledged for any loan, or disposed of in any manner by the Beneficiary or on his/her behalf, (iv) no other Person or other entity has any right, title, claim, equity or interest in, to, or respecting the Original Certificate and (v) in the event of the recovery of the Original Certificate at any time after the issuance of a new certificate in exchange thereof, the Beneficiary will cause the recovered Original Certificate to be returned to the Litigation Trust, or its successor, for cancellation. In addition, such Beneficiary will indemnify, and if required by the Litigation Trustee or the Registrar, provide a bond or other security sufficient in the reasonable judgment of the Litigation Trustee, the Registrar or any authenticating agent, from any loss which any of them may suffer if the Original Certificate is replaced, including a loss resulting from the assertion by any entity or Person of the right to payment under the Original Certificate. Such Beneficiary shall pay reasonable charges established by the Litigation Trustee and the Registrar for the purpose of reimbursing the Litigation Trust and the Registrar for the expenses incident thereto, including any tax or other governmental charges. The Litigation Trustee shall incur no liability to anyone by reason of anything done or omitted to be done by it in good faith under the provisions of this Section 2.9. All Litigation Trust Interests shall be held and owned upon the express condition that the provisions of this Section 2.9 are exclusive in respect of the replacement or payment of mutilated, defaced, lost, stolen or destroyed certificates and shall, to the extent permitted by law, preclude any and all other rights or remedies respecting such replacement or the payment in respect thereto. Any duplicate certificate issued pursuant to this
Section 2.9 shall constitute original interests in the Litigation Trust and shall be entitled in the manner provided herein to equal and proportionate benefits with all other Litigation Trust Interests issued hereunder in any monies or property at the time held by the Litigation Trustee for the benefit of the Litigation Trust Beneficiaries. The Litigation Trustee and the Registrar shall not treat the Original Certificate as outstanding.

         2.10 Cash-Out Option.

                  The Litigation Trustee, subject to the approval of the Litigation Trust Committee, may negotiate with one or more third parties one or more offers to purchase Litigation Trust Interests from the Litigation Trust Beneficiaries, at the option of each Litigation Trust Beneficiary.

                                   ARTICLE 3

                             THE LITIGATION TRUSTEE

           3.1    Litigation Trust Proceeds.

                  All Contributed Claims Recoveries shall be added to the assets of the Litigation Trust (the "Litigation Trust Proceeds") and held as a part thereof (and which title shall be vested in the Litigation Trustee).

           3.2    Collection of Income.

                  The Litigation Trustee shall collect all income earned with respect to the assets of the Litigation Trust, which shall thereupon be added to the assets of the Litigation Trust and held as a part thereof (and which title shall be vested in the Litigation Trustee).

           3.3    Payment of Litigation Trust Expenses.

                  (a) The Litigation Trustee shall maintain a litigation expense fund (the "Litigation Expense Fund") and expend the assets of the Litigation Expense Fund (i) as are reasonably necessary to meet contingent liabilities and to maintain the value of the assets of the Litigation Trust during liquidation, (ii) to pay reasonable administrative expenses (including but not limited to, the costs and expenses of the Litigation Trustee (including reasonable fees, costs, and expenses of professionals) and the members of the Litigation Trust Committee (but excluding the fees of professionals retained by such members), any taxes imposed on the Litigation Trust or fees and expenses in connection with, arising out of or related to the Contributed Claims, and
(iii) to satisfy other liabilities incurred or assumed by the Litigation Trust (or to which the assets are otherwise subject) in accordance with the Plan or this Litigation Trust Agreement.

                  (b) The Litigation Trustee may retain from the Litigation Trust Proceeds and add to the Litigation Expense Fund, at any time and from time to time, such amounts as the Litigation Trustee deems reasonable and appropriate to ensure that the Litigation Expense Fund will be adequate to meet the expenses and liabilities described in subsection (a) of this Section.

                  (c) Notwithstanding any other provision of this Litigation Trust Agreement to the contrary, the Litigation Trustee shall not be required to take any action or enter into or maintain any claim, demand, action or proceeding relating to the Litigation Trust unless it shall have sufficient funds in the Litigation Expense Fund for that purpose.

           3.4    Distributions.

                  The Litigation Trustee shall distribute the net distributable assets of the Litigation Trust to the Litigation Trust Beneficiaries in accordance with the provisions of Article 6.

         3.5       Tenure, Removal, and Replacement of the Litigation Trustee.

                  (a) Each Litigation Trustee will serve until resignation and the appointment of a successor pursuant to subsection (b) below, removal pursuant to subsection (c) below, or death (if applicable).

                  (b) The Litigation Trustee may resign by giving not less than ninety (90) days' prior written notice to the Litigation Trust Committee. Such resignation will become effective on the later to occur of: (i) the day specified in such notice and (ii) the appointment of a successor trustee as provided herein and the acceptance by such successor trustee of such appointment. If a successor trustee is not appointed or does not accept its appointment within ninety (90) days following delivery of notice of resignation, the Litigation Trustee may file a motion with the Bankruptcy Court, upon notice and hearing, for the appointment of a successor trustee;

                  (c) The Litigation Trustee may be removed for any reason by vote of the majority of the members of the Litigation Trust Committee;

                  (d) In the event of a vacancy in the position of the Litigation Trustee (whether by removal, resignation, or death, if applicable), the vacancy will be filled by the appointment of a successor trustee by (i) majority vote and resolution of the Litigation Trust Committee, and by the acceptance of the Litigation Trust by the successor trustee in accordance with
Section 3.6 or (ii) an order of the Bankruptcy Court after an opportunity for a hearing (provided, however, that only the Litigation Trust Committee shall have standing to seek such an order, except as provided Section 3.5(b)). If a successor trustee is appointed by resolution, as provided in clause (i) of the preceding sentence, and such appointment is accepted by the successor trustee, the Litigation Trust Committee shall file notice of such appointment and acceptance with the Bankruptcy Court, which notice will include the name, address, and telephone number of the successor trustee; provided that the filing of such notice shall not be a condition precedent to the vesting in the successor Litigation Trustee of all the estates, properties, rights, powers, trusts, and duties of its predecessor;

                  (e) Immediately upon the appointment of any successor trustee, all rights, powers, duties, authority, and privileges of the predecessor Litigation Trustee hereunder will be vested in and undertaken by the successor trustee without any further act; and the successor trustee will not be liable personally for any act or omission of the predecessor Litigation Trustee;

                  (f) Upon the appointment of a successor trustee, the predecessor Litigation Trustee (or the duly appointed legal representative of a deceased Litigation Trustee) shall, if applicable, when requested in writing by the successor trustee, execute and deliver an instrument or instruments conveying and transferring to such successor trustee upon the trust herein expressed, without recourse to the predecessor Litigation Trustee, all the estates, properties, rights, powers and trusts of such predecessor Litigation Trustee, and shall duly assign, transfer, and deliver to such successor trustee all property and money held hereunder, and all other assets and documents relating to the Litigation

Trust, the Contributed Claims, or the Litigation Trust Interests then in its possession and held hereunder; and

                  (g) During any period in which there is a vacancy in the position of Litigation Trustee, the Litigation Trust Committee shall appoint one of its members to serve as interim Litigation Trustee, (the "Interim Trustee"). The Interim Trustee shall be subject to all the terms and conditions applicable to a Litigation Trustee hereunder. Such Interim Trustee shall not be limited in any manner from exercising any rights or powers as a member of the Litigation Trust Committee merely by its appointment as Interim Trustee.

           3.6     Acceptance of Appointment by Successor Litigation Trustee.

                  Any successor trustee appointed hereunder shall execute an instrument accepting such appointment and assuming all of the obligations of the predecessor Litigation Trustee hereunder and thereupon the successor trustee shall, without any further act, become vested with all the estates, properties, rights, powers, trusts, and duties of its predecessor in the Litigation Trust hereunder with like effect as if originally named herein.

           3.7 Regular Meetings of the Litigation Trustee and the Litigation Trust Committee.

                  Meetings of the Litigation Trustee and the Litigation Trust Committee are to be held with such frequency and at such place as the Litigation Trust Committee may determine in its sole discretion, but in no event shall such meetings be held less frequently than quarterly.

           3.8 Special Meetings of the Litigation Trustee and the Litigation Trust Committee.

                  Special meetings of the Litigation Trustee and the Litigation Trust Committee may be held whenever and wherever called for either by the Litigation Trustee or at least two members of the Litigation Trust Committee.

           3.9 Notice of, and Waiver of Notice for, Litigation Trustee and Litigation Trust Committee Meetings.

                  Notice of the time and place (but not necessarily the purpose or all of the purposes) of any regular or special meeting will be given to the Litigation Trustee and the members of the Litigation Trust Committee in person or by telephone, or via mail, electronic mail, or facsimile transmission. Notice to the Litigation Trustee and the members of the Litigation Trust Committee of any such special meeting will be deemed given sufficiently in advance when (i) if given by mail, the same is deposited in the United States mail at least ten
(10) calendar days before the meeting date, with postage thereon prepaid, (ii) if given by electronic mail or facsimile transmission, the same is transmitted at least one business day prior to the convening of the meeting, or (iii) if personally delivered (including by overnight courier) or given by telephone, the same is handed, or the substance thereof is communicated over the telephone to the Litigation Trustee and the members of the Litigation Trust Committee or to an adult member of his/her office staff or household, at least one business day prior to the convening of the meeting. The Litigation Trustee and any member of the Litigation Trust Committee may waive notice of any meeting and any adjournment thereof at any time before, during, or after it is held, as provided by law. Except as provided in the next sentence below, the waiver must be in writing, signed by the Litigation Trustee or the applicable member or members of the Litigation Trust Committee entitled to the notice, and filed with the minutes or records of the Litigation Trust. The attendance of the Litigation Trustee or a member of the Litigation Trust Committee at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

         3.10 Manner of Acting.

                  The Litigation Trustee or any member of the Litigation Trust Committee may participate in a regular or special meeting by, or conduct the meeting through the use of, conference telephone, or similar communications equipment by means of which all persons participating in the meeting may hear each other, in which case any required notice of such meeting may generally describe the arrangements (rather than or in addition to the place) for the holding thereof. The Litigation Trustee or any member of the Litigation Trust Committee participating in a meeting by this means is deemed to be present in person at the meeting.

         3.11 Role of the Litigation Trustee.

                  In furtherance of and consistent with the purpose of the Litigation Trust and the Plan, the Litigation Trustee, subject to the terms and conditions contained herein and in the Plan, shall have the power to (i) prosecute, compromise and settle, abandon or dismiss for the benefit of the Litigation Trust Beneficiaries all claims, rights and causes of action transferred to the Litigation Trustee (whether such suits are brought in the name of the Litigation Trustee or otherwise), and (ii) to otherwise perform the functions and take the actions provided or permitted in the Plan or in this Litigation Trust Agreement. In all circumstances, the Litigation Trustee shall act in the best interests of all the Litigation Trust Beneficiaries of the Litigation Trust and in furtherance of the purpose of the Litigation Trust.

         3.12 Authority of Litigation Trustee.

                  Subject to any limitations contained herein (including, without limitation, Article 4 hereof) or in the Plan, the Litigation Trustee shall have the following powers and authorities.

                  (a) hold legal title to any and all rights of the holders of the Litigation Trust Interests in or arising from the Contributed Claims, including, without limitation, collecting, receiving any and all money and other property belonging to the Litigation

Trust and, subject to the approval of the Litigation Trust Committee, the right to vote any claim or interest relating to a Contributed Claim in a case under the Bankruptcy Code and receive any distribution therein;

                  (b) in consultation with and subject to the approval of the Litigation Trust Committee, perform the duties, exercise the powers, and assert the rights of a trustee under sections 704 and 1106 of the Bankruptcy Code, including, without limitation, commencing, prosecuting or settling causes of action, enforcing contracts or asserting claims, defenses, offsets and privileges; provided, however, that the Litigation Trustee shall not be required to consult with or obtain approval of the Litigation Trust Committee, to the extent such matters are limited to a claim or cause of action against a person or entity where the amount demanded from such person or entity, in the aggregate, is less than or equal to $250,000 (a "De Minimis Claim or Cause of Action");

                  (c) in consultation with and subject to the approval of the Litigation Trust Committee, protect and enforce the rights to the Contributed Claims by any method deemed appropriate including, without limitation, by judicial proceedings or pursuant to any applicable bankruptcy, insolvency, moratorium or similar law and general principles of equity;

                  (d) in consultation with and subject to the approval of the Litigation Trust Committee, obtain reasonable insurance coverage with respect to the liabilities and obligations of the Litigation Trustee and the Litigation Trust Committee under this Litigation Trust Agreement (in the form of an errors and omissions policy or otherwise);

                  (e) in consultation with and subject to the approval of the Litigation Trust Committee, obtain insurance coverage with respect to real and personal property that may become assets of the Litigation Trust, if any;

                  (f) in consultation with and subject to the approval of the Litigation Trust Committee, retain and pay such counsel and other professionals, including, without limitation, any professionals previously retained by the Committees, RCM, or the Debtors, as the Litigation Trustee shall select to assist the Litigation Trustee in its duties, on such terms as the Litigation Trustee and the Litigation Trust Committee deem reasonable and appropriate, without Bankruptcy Court approval; subject to the approval of the Litigation Trust Committee, the Litigation Trustee may commit the Litigation Trust to and shall pay such counsel and other professionals reasonable compensation for services rendered and reasonable and documented out-of-pocket expenses incurred;

                  (g) in consultation with and subject to the approval of the Litigation Trust Committee, retain and pay an independent public accounting firm to perform such reviews and/or audits of the financial books and records of the Litigation Trust as may be required by the SEC and applicable securities laws and as may be reasonable and appropriate in the Litigation Trustee's discretion and to prepare and file any tax returns, informational returns, or periodic or current reports as required by applicable securities laws, for the Litigation Trust as may be required; subject to the approval of the Litigation Trust Committee, the Litigation Trustee may commit the Litigation Trust to and shall pay such independent public accounting firm reasonable compensation for services rendered and reasonable and documented out-of-pocket expenses incurred;

                  (h) in consultation with and subject to the approval of the Litigation Trust Committee, retain and pay such third parties to assist the Litigation Trustee in carrying out its powers and duties under this Litigation Trust Agreement; subject to the approval of the Litigation Trust Committee, the Litigation Trustee may commit the Litigation Trust to and shall pay all such persons or entities reasonable compensation for services rendered and reasonable and documented out-of-pocket expenses incurred, as well as commit the Litigation Trust to indemnify any such parties in connection with the performance of services (provided that such indemnity shall not cover any losses, costs, damages, expenses or liabilities that result from the recklessness, gross negligence, willful misconduct, or knowing violation of law by such party);

                  (i) in consultation with and subject to the approval of the Litigation Trust Committee, waive any privilege (including the Privileges) or any defense on behalf of the Litigation Trust or, with respect to the Contributed Claims, RCM or the Debtors, as applicable; provided, however, that the Litigation Trustee shall not be required to consult with or obtain approval of the Litigation Trust Committee, to the extent such matters are limited to a De Minimis Claim or Cause of Action, and such waiver shall be effectively limited to such matters;

                  (j) in consultation with and subject to the approval of the Litigation Trust Committee, compromise, adjust, arbitrate, sue on or defend, pursue, prosecute abandon, exercise rights, powers, and privileges with respect to, or otherwise deal with and settle, in accordance with the terms set forth herein, all causes of action in favor of or against the Litigation Trust; provided, however, that the Litigation Trustee shall not be required to consult with or obtain approval of the Litigation Trust Committee, to the extent such matters are limited to a De Minimis Claim or Cause of Action;

                  (k) in consultation with and subject to the approval of the Litigation Trust Committee, avoid and recover transfers of RCM's or the Debtor's property as provided for in the Plan as may be permitted by the Bankruptcy Code or applicable state law;

                  (l) in consultation with and subject to the approval of the Litigation Trust Committee, coordinate with the Plan Administrator, the RCM Trustee, or the Reorganized Debtors, as applicable, to execute offsets, assert counterclaims against Holders of Claims, establish reserves for Disputed Claims, and make determinations as to Pro Rata calculations, as provided for in the Plan; provided, however, that the Litigation Trustee shall defer to the RCM Trustee, the Plan Administrator, or the Reorganized Debtors, as applicable, to reconcile customer accounts, loan balances, and ordinary business transactions that may be required to do any of the foregoing, including any litigation relating thereto;

                  (m) invest any moneys held as part of the Litigation Trust in accordance with the terms of Section 3.19 hereof, limited, however, to such investments that are consistent with the Litigation Trust's status as a liquidating trust within the meaning of Treasury Regulation Section 301.7701-4(d) and in accordance with Rev. Proc 94-45, 1994-2 C.B. 684;

                  (n) in consultation with and subject to the approval of the Litigation Trust Committee, request any appropriate tax determination with respect to the Litigation Trust, including, without limitation, a determination pursuant to section 505 of the Bankruptcy Code;

                  (o) subject to applicable securities laws, if any, establish and maintain a website for the purpose of providing notice of Litigation Trust activities in lieu of sending written notice to holders of Litigation Trust Interests, subject to providing notice of such website to such holders;

                  (p) in consultation with and subject to the approval of the Litigation Trust Committee, seek the examination of any entity, subject to the provisions of Bankruptcy Rule 2004 or any other applicable law or rule;

                  (q) subject to the approval of the Litigation Trust Committee, make one or more loans to the Private Actions Trust to provide funding to such trust secured by liens upon the assets therein; and

                  (r) take or refrain from taking any and all other actions that the Litigation Trustee, upon consultation with and subject to the approval of the Litigation Trust Committee, reasonably deems necessary or convenient for the continuation, protection and maximization of the Contributed Claims or to carry out the purposes hereof; provided, however, that the Litigation Trustee shall not be required to (i) consult with or obtain approval of the Litigation Trust Committee, to the extent such actions are limited to a De Minimis Claim or Cause of Action or (ii) consult with or obtain approval of the Litigation Trust Committee, to the extent such actions are purely ministerial in nature.

         3.13 Limitation of Litigation Trustee's Authority.

                  (a) Notwithstanding anything herein to the contrary, the Litigation Trustee shall not (i) be authorized to engage in any trade or business, (ii) take such actions inconsistent with the orderly liquidation of the assets of the Litigation Trust as are required or contemplated by applicable law, the Plan and this Litigation Trust Agreement, or (iii) be authorized to engage in any investments or activities inconsistent with the treatment of the Litigation Trust as a liquidating trust within the meaning of Treasury Regulation Section 301.7701-4(d) and in accordance with Rev. Proc. 94-45, 1994-2 C.B. 684.

                  (b) The Litigation Trust shall not hold 50% or more of the stock (in either vote or value) of any entity that is treated as a corporation for federal income tax purposes, nor be the sole member of a limited liability company, nor have any interest in an entity that is treated as a partnership for federal income tax purposes, unless such stock, membership interest, or partnership interest was obtained involuntarily or as a matter of practical economic necessity in order to preserve the value of the assets of the Litigation Trust.

         3.14 Books and Records.

                  (a) The Litigation Trustee shall maintain books and records relating to the assets of the Litigation Trust and income of the Litigation Trust and the payment of expenses of, and liabilities of claims against or assumed by, the Litigation Trust in such detail and for such period of time as may be necessary to enable it to make full and proper accounting in respect thereof. Such books and records shall be maintained on a modified cash or other comprehensive basis of accounting necessary to facilitate compliance with the tax reporting and securities law requirements of the Litigation Trust. Nothing in this Litigation Trust Agreement requires the Litigation Trustee to file any accounting or seek approval of any court with respect to the administration of the Litigation Trust, or as a condition for managing any payment or distribution out of the assets of the Litigation Trust.

                  (b) The Litigation Trust Beneficiaries and their duly authorized representatives shall have the right, upon reasonable prior written notice to the Litigation Trustee, to inspect and, at the sole expense of such Litigation Trust Beneficiary seeking the same, make copies of the books and records relating to the Litigation Trust on any business day and as often as may be reasonably be desired, in each case for a purpose reasonably related to such Litigation Trust Beneficiary's interest in the Litigation Trust.

         3.15 Inquiries into Trustee's Authority.

                  Except as otherwise set forth in the Litigation Trust or in the Plan, no Person dealing with the Litigation Trust shall be obligated to inquire into the authority of the Litigation Trustee in connection with the protection, conservation or disposition of the Contributed Claims.

         3.16 Compliance with Laws.

                  Any and all distributions of assets of the Litigation Trust and proceeds of borrowings, if any, shall be in compliance with applicable laws, including, without limitation, applicable federal and state securities laws.

         3.17 Compensation of the Litigation Trustee.

                  Notwithstanding anything to the contrary contained herein, the Litigation Trustee shall be compensated for its services, and reimbursed for its expenses, in accordance with, and pursuant to the terms of, a separate agreement to be negotiated and executed by the Litigation Trust Committee, which agreement shall not be subject to any third-party notice or approval.

         3.18 Reliance by Litigation Trustee.

                  Except as otherwise provided herein:

                  (a) the Litigation Trustee may rely, and shall be protected in acting upon, any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, or other paper or document believed by the Litigation Trustee to be genuine and to have been signed or presented by the proper party or parties; and

                  (b) Persons dealing with the Litigation Trustee shall look only to the assets of the Litigation Trust to satisfy any liability incurred by the Litigation Trustee to such Person in carrying out the terms of this Litigation Trust Agreement, and neither the Litigation Trustee nor any member of the Litigation Trust Committee shall have any personal obligation to satisfy any such liability.

         3.19 Investment and Safekeeping of Litigation Trust Assets.

                  The Litigation Trustee shall invest all assets transferred to the Litigation Trustee (other than Contributed Claims), all Litigation Trust Proceeds, the Litigation Expense Fund and all income earned by the Litigation Trust (pending periodic distributions in accordance with the provisions of the Plan) only in cash, cash equivalents, U.S. Treasury securities, money market investments, and similar investments; provided, however, that (a) the scope of any such permissible investments shall be limited to include only those investments, or shall be expanded to include any additional investments, as the case may be, that a liquidating trust within the meaning of Treasury Regulation
Section 301.7701-4(d) may be permitted to hold, pursuant to the Treasury Regulations, or any modification in the guidelines of the United States Internal Revenue Service (the "IRS") , whether set forth in IRS rulings, other IRS pronouncements or otherwise, (b) the Litigation Trustee may retain any Litigation Trust Proceeds received that are not Cash only for so long as may be required for the prompt and orderly liquidation of such assets in Cash; and (c) under no circumstances, shall the Litigation Trustee segregate the assets of the Litigation Trust on the basis of classification of the holders of Litigation Trust Interests, other than with respect to Distributions to be made on account of Disputed Claims in accordance with the provisions of the Plan.

         3.20 Standard of Care; Exculpation.

                  Neither the Litigation Trustee nor any of its duly designated agents or representatives or professionals shall be liable for any act or omission taken or omitted to be taken by the Litigation Trustee in good faith, other than acts or omissions resulting from the Litigation Trustee's own gross negligence, recklessness, willful misconduct, or knowing violation of law. The Litigation Trustee may, in connection with the performance of its functions, and in its sole and absolute discretion, consult with its attorneys, accountants, financial advisors and agents, and shall not be liable for any act taken, omitted to be taken, or suffered to be done in accordance with advice or opinions rendered by such Persons. Notwithstanding such authority, the Litigation Trustee shall be under no obligation to consult with its attorneys, accountants, financial advisors or agents, and its good faith determination not to do so shall not result in the imposition of liability on the Litigation Trustee, unless such determination is based on gross negligence, recklessness, willful misconduct, or knowing violation of law.

                                    ARTICLE 4

                              LITIGATION TRUST COMMITTEE

         4.1 Litigation Trust Committee.

                  A litigation trust committee (the "Litigation Trust Committee") shall be established and initially consist of five (5) Persons including a representative from VR and four representatives of Holders of Claims against RCM that do not assert Claims against any Contributing Debtor based on guarantees or other direct contractual undertakings. Other than the VR representative, the remaining four members of the Litigation Trust Committee shall be selected by the Joint Sub-Committee (inclusive of its ex-officio members, but exclusive of Holders of Senior Subordinated Note Claims and the Senior Subordinated Note Indenture Trustee). Such Litigation Trust Committee members shall have the right to direct and remove the Litigation Trustee, and shall have such other rights to operate and manage the Litigation Trust as are not inconsistent with the terms hereof. No Holder of Tranche A Litigation Trust Interests (except to the extent such Holder is a member of the Litigation Trust Committee) and no Holder of Tranche B Litigation Trust Interests shall have any consultation or approval rights whatsoever in respect of management and operation of the Litigation Trust.

           4.2    Authority of the Litigation Trust Committee.

                  The Litigation Trust Committee shall have the authority and responsibility to oversee, review, and guide the activities and performance of the Litigation Trustee and shall have the authority to remove the Litigation Trustee in accordance with Section 3.5(c) herein. The Litigation Trustee shall consult with and provide information to the Litigation Trust Committee in accordance with and pursuant to the terms of this Litigation Trust Agreement and the Plan. The Litigation Trust Committee shall have the authority to select and engage such Persons, and select and engage such professional advisors, including, without limitation, any professional previously retained by the Committees, RCM or the Debtors in accordance with the terms of the Plan and this Litigation Trust Agreement, as the Litigation Trust Committee deems necessary and desirable to assist the Litigation Trust Committee in fulfilling its obligations under this Litigation Trust Agreement and the Plan, and the Litigation Trustee shall pay the reasonable fees of such Persons (including on an hourly, contingency, or modified contingency basis) and reimburse such Persons for their reasonable and documented out-of-pocket costs and expenses consistent with the terms of this Litigation Trust Agreement.

           4.3    Regular Meetings of the Litigation Trust Committee.

                  Meetings of the Litigation Trust Committee are to be held with such frequency and at such place as the Litigation Trustee and the members of the Litigation Trust Committee may determine in their reasonable discretion, but in no event shall such meetings be held less frequently than quarterly.

           4.4     Special Meetings of the Litigation Trust Committee.

                  Special meetings of the Litigation Trust Committee may be held whenever and wherever called for by the Litigation Trustee or any two members of the Litigation Trust Committee.

           4.5     Manner of Acting.

                  (a) A majority of the total number of members of the Litigation Trust Committee then in office shall constitute a quorum for the transaction of business at any meeting of the Litigation Trust Committee. The affirmative vote of a majority of the members of the Litigation Trust Committee present and entitled to vote at a meeting at which a quorum is present shall be the act of the Litigation Trust Committee except as otherwise required by law or as provided in this Litigation Trust Agreement. Any or all of the members of the Litigation Trust Committee may participate in a regular or special meeting by, or conduct the meeting through the use of, conference telephone or similar communications equipment by means of which all persons participating in the meeting may hear each other, in which case any required notice of such meeting may generally describe the arrangements (rather than or in addition to the place) for the holding thereof. Any member of the Litigation Trust Committee participating in a meeting by this means is deemed to be present in person at the meeting. Voting may, if approved by the majority of the members at a meeting, be conducted by electronic mail or individual communications by the Litigation Trustee and each member of the Litigation Trust Committee.

                  (b) Any member of the Litigation Trust Committee who is present and entitled to vote at a meeting of the Litigation Trust Committee when action is taken is deemed to have assented to the action taken, subject to the requisite vote of the Litigation Trust Committee, unless: (i) such member of the Litigation Trust Committee objects at the beginning of the meeting (or promptly upon his/her arrival) to holding it or transacting business at the meeting; or (ii) his/her dissent or abstention from the action taken is entered in the minutes of the meeting; or (iii) he/she delivers written notice (including by electronic or facsimile transmission) of his/her dissent or abstention to the Litigation Trust Committee before its adjournment. The right of dissent or abstention is not available to any member of the Litigation Trust Committee who votes in favor of the action taken.

                  (c) Prior to the taking of a vote on any matter or issue or the taking of any action with respect to any matter or issue, each member of the Litigation Trust Committee shall report to the Litigation Trust Committee any conflict of interest such member has or may have with respect to the matter or issue at hand and fully disclose the nature of such conflict or potential conflict (including, without limitation, disclosing any and all financial or other pecuniary interests that such member might have with respect to or in connection with such matter or issue, other than solely as a Litigation Trust Beneficiary). A member who has or who may have a conflict of interest shall be deemed to be a "conflicted member" who shall not be entitled to vote or take part in any action with respect to such matter or issue (however such member shall be counted for purposes of determining the existence of a quorum); the vote or action with respect to such matter or issue shall be undertaken only by members of the Litigation Trust Committee who are not "conflicted members."

           4.6     Litigation Trust Committee's Action Without a Meeting.

                  Any action required or permitted to be taken by the Litigation Trust Committee at a meeting may be taken without a meeting if the action is taken by unanimous written consent of the Litigation Trust Committee as evidenced by one or more written consents describing the action taken, signed by all members of the Litigation Trust Committee and recorded in the minutes or other transcript of proceedings of the Litigation Trust Committee.

           4.7 Tenure, Removal, and Replacement of the Members of the Litigation Trust Committee.

                  The authority of the members of the Litigation Trust Committee will be effective as of the Effective Date and will remain and continue in full force and effect until the Litigation Trust is terminated in accordance with
Section 11.1 hereof. The service of the members of the Litigation Trust Committee will be subject to the following:

                  (a) The members of the Litigation Trust Committee will serve until death or resignation pursuant to subsection (b) below, or removal pursuant to subsection (c) below.

                  (b) A member of the Litigation Trust Committee may resign at any time by providing a written notice of resignation to the remaining members of the Litigation Trust Committee. Such resignation will be effective upon the date received by the Litigation Trust Committee or such later date specified in the written notice.

                  (c) A member of the Litigation Trust Committee may be removed by the majority vote of the other members of the Litigation Trust Committee, written resolution of which shall be delivered to the removed Litigation Trust Committee member; provided, however, that such removal may only be made for Cause. For purposes of this Section 4.7(c), "Cause" shall be defined as: (i) such Litigation Trust Committee member's theft or embezzlement or attempted theft or embezzlement of money or tangible or intangible assets or property;
(ii) such Litigation Trust Committee member's violation of any law (whether foreign or domestic), which results in a felony indictment or similar judicial proceeding; (iii) such Litigation Trust Committee member's recklessness, gross negligence, willful misconduct, or knowing violation of law, in the performance of his or her duties; or (iv) such Litigation Trust Committee member's failure to perform any of his or her other material duties under this Litigation Trust Agreement (including the regular attendance at meetings); provided, however, that such Litigation Trust Committee member shall have been given a reasonable period to cure any alleged Cause under clauses (iii) (other than willful misconduct) and (iv).

                  (d) In the event of a vacancy on the Litigation Trust Committee (whether by removal, death, or resignation), a new member may be appointed to fill such position by a majority of the remaining members of the Litigation Trust Committee. Any such appointment of a new member cannot alter the structure or power of the Litigation Trust Committee as set forth in
Section 4.1. In the event that there are no remaining members of the Litigation Trust Committee, appointments to fill such vacancies that would have been made by a majority of the remaining members of the Litigation Trust Committee shall be made upon an order entered after an opportunity for a hearing by the Bankruptcy Court, upon motion of the Litigation Trustee. The appointment of a successor member of the Litigation Trust Committee will be evidenced by the Litigation Trustee's filing with the Bankruptcy Court of a notice of appointment, which notice will include the name, address, and telephone number of the successor member of the Litigation Trust Committee.

                  (e) Immediately upon the appointment of any successor member of the Litigation Trust Committee, all rights, powers, duties, authority, and privileges of the predecessor member of the Litigation Trust Committee hereunder will be vested in and undertaken by the successor member of the Litigation Trust Committee without any further act; and the successor member of the Litigation Trust Committee will not be liable personally for any act or omission of the predecessor member of the Litigation Trust Committee.

           4.8     Compensation of the Litigation Trust Committee.

                  Each member of the Litigation Trust Committee shall be paid, by the Litigation Trust or the Reorganized Debtors, as allocable, the amount of $20,000 annually (in addition to reasonable out-of-pocket expenses reimbursable hereunder) as compensation for its services hereunder, including, without limitation, any services rendered with respect to the Disputed Claims Reserve (all such duties or services are referred to herein as the "Duties"). Additionally, except as set forth herein, all reasonable and documented out-of-pocket fees and expenses incurred by members of the Litigation Trust Committee in connection with the performance of the Duties shall be reimbursed, without duplication, by the Litigation Trust upon demand for payment thereof.

           4.9     Standard of Care; Exculpation.

                  None of the Litigation Trust Committee, its members, designees or professionals, nor any of their duly designated agents or representatives, shall be liable for the act or omission of any other member, agent or representative of the Litigation Trust Committee, nor shall the Litigation Trust Committee or any of its members be liable for any act or omission taken or omitted to be taken by the Litigation Trust Committee in good faith, other than acts or omissions resulting from the Litigation Trust Committee's own gross negligence, recklessness, willful misconduct, or knowing violation of law. The Litigation Trust Committee and each of its members may, in connection with the performance of its functions, and in its sole and absolute discretion, consult with its attorneys, accountants, financial advisors and agents, and shall not be liable for any act taken, omitted to be taken, or suffered to be done in good faith in accordance with advice or opinions rendered by such Persons. Notwithstanding such authority, neither the Litigation Trust Committee nor any of its members shall be under any obligation to consult with its attorneys, accountants, financial advisors or agents, and its good faith determination not to do so shall not result in the imposition of liability on the Litigation Trust Committee or, as applicable, its members or designees, unless such determination is based on gross negligence, recklessness, willful misconduct, or knowing violation of law.

                                   ARTICLE 5

                                  TAX MATTERS

         5.1 Federal Income Tax Reporting.

         (a) Subject to definitive guidance from the IRS or a court of competent jurisdiction to the contrary (including receipt by the Litigation Trustee of a private letter ruling if the Litigation Trustee so requests one, or the receipt of an adverse determination by the IRS upon audit if not contested by the Litigation Trustee), the Litigation Trustee shall file returns for the Litigation Trust as a grantor trust pursuant to Treasury Regulation
Section 1.671-4(a) and in accordance with this Article 5. The Litigation Trustee shall also annually send to each Litigation Trust Beneficiary a separate statement setting forth such Litigation Trust Beneficiary's share of items of income, gain, loss, deduction, or credit and will instruct all such holders to report such items on their federal income tax returns.

         (b) As soon as practicable after the Effective Date, but in no event later than sixty (60) days thereafter, (i) the Litigation Trustee, in consultation with the Litigation Trust Committee, the Debtors, and the RCM Trustee will determine the fair market value as of the Effective Date of all assets transferred to the Litigation Trustee, and such determined fair market value shall be used by the Reorganized Debtors, the RCM Trustee, the Litigation Trust, the Litigation Trustee, the Litigation Trust Committee, and the Effective Beneficiaries for all federal income tax purposes, and (ii) the Litigation Trustee shall apprise the Litigation Trust Beneficiaries, in writing of such valuation. The Litigation Trustee shall also file (or cause to be filed) any other statements, returns or disclosures relating to the Litigation Trust that are required by any governmental unit and pay taxes, if any, properly payable by the Litigation Trust.

         (c) The Litigation Trustee may request an expedited determination of taxes of the Litigation Trust under section 505(b) of the Bankruptcy Code for all returns filed for, or on behalf of, the Litigation Trust for all taxable periods through the effective date of the dissolution of the Litigation Trust.

         (d) For federal income tax purposes, the Reorganized Debtors, the RCM Trustee, the Litigation Trustee, and the Effective Beneficiaries will treat the transfer of assets to the Litigation Trustee and issuance of Litigation Trust Interests as a deemed transfer by the Debtors and the RCM Trustee of the assets to the Effective

Beneficiaries, followed by a deemed transfer of such assets by the Effective Beneficiaries to the Litigation Trustee in exchange for direct or indirect beneficial interests in the Litigation Trust.

                  (e) For federal income tax purposes, the Effective Beneficiaries will be treated as the grantors, deemed owners and beneficiaries of the Litigation Trust.

           5.2     Allocations of Litigation Trust Taxable Income.

         (a) Allocations of Litigation Trust taxable income shall be determined by reference to the manner in which an amount of cash equal to such taxable income would be distributed (without regard to any restrictions on distributions described in the Plan) if, immediately prior to such deemed distribution, the Litigation Trust had distributed all of its other assets (valued for this purpose at their tax book value) to the Litigation Trust Beneficiaries, taking into account all prior and concurrent distributions from the Litigation Trust (including all distributions held in escrow pending the resolution of Disputed Claims). Similarly, taxable loss of the Litigation Trust will be allocated by reference to the manner in which an economic loss would be borne immediately after a liquidating distribution of the remaining Contributed Claims. The tax book value of the Contributed Claims for this purposes shall equal their fair market value on the Effective Date, adjusted in either case in accordance with tax accounting principles prescribed by the United States Internal Revenue Code, the regulations and other applicable administrative and judicial authorities and pronouncements.

         (b) To the extent of any transfers of Litigation Trust Interests in accordance with Section 2.5(a) herein, the Litigation Trustee shall promptly establish a standard convention for allocating and apportioning taxable income and loss between a transferor and its transferee and shall not be required to so allocate and apportion based on the actual Litigation Trust activities prior and subsequent to the date of any transfer. The Litigation Trustee shall notify the Litigation Trust Beneficiaries of the convention adopted promptly after such adoption. The Litigation Trustee shall use its discretion to establish a fair and equitable convention to apply and may, but is not required to, adopt a monthly, quarterly or similar record date convention.


                                   ARTICLE 6

                                 DISTRIBUTIONS

           6.1     Annual Distribution; Withholding.

                  The Litigation Trustee shall distribute at least annually to the Litigation Trust Beneficiaries all net cash income plus all net cash proceeds from the liquidation of assets; provided, however, that the Litigation Trust may retain such amounts (i) as are reasonably necessary to maintain reserves for distributions to holders of Disputed Claims that may be entitled to Litigation Trust Interests upon allowance of such claims, (ii) as are reasonably necessary to meet contingent liabilities and to maintain the value of the assets of the Litigation Trust during liquidation, (iii) to pay or reserve for reasonable administrative expenses (including the costs and expenses of the Litigation Trust, the Litigation Trustee, and the Litigation Trust Committee and the fees, costs and expenses of all professionals retained by the Litigation Trustee, and any taxes imposed on the Litigation Trust or in respect of the assets of the Litigation Trust), and (iv) to satisfy other liabilities incurred or assumed by the Litigation Trust (or to which the assets are otherwise subject) in accordance with the Plan or this Litigation Trust Agreement. All such distributions shall be pro rata based on the number of Litigation Trust Interests held by a Litigation Trust Beneficiary compared with the aggregate number of Litigation Trust Interests outstanding, subject to the terms of the Plan and this Litigation Trust Agreement. The Litigation Trustee may withhold from amounts distributable to any Person any and all amounts, determined in the Litigation Trustee's reasonable sole discretion, to be required by any law, regulation, rule, ruling, directive or other governmental requirement.

         6.2      Manner of Payment or Distribution.

         (a) All distributions made by the Litigation Trustee to holders of Litigation Trust Interests shall be payable to the holders of Litigation Trust Interests of record as of the 20th day prior to the date scheduled for the distribution, unless such day is not a Business Day, then such day shall be the following Business Day. If the distribution shall be in Cash, the Litigation Trustee shall distribute such Cash by wire, check, or such other method as the Litigation Trustee deems appropriate under the circumstances. Notwithstanding anything to the contrary herein, or in the Plan, any distributions to be made to the RCM Trustee for distribution to holders of Allowed RCM Securities Customer Claims or Allowed FX/Unsecured Claims shall be made and deemed made for all purposes directly to such holders as the Effective Beneficiaries.

         (b) Any Contributed Claims Recoveries shall first be used to repay the funding (including any fees, costs, or interest incurred in connection therewith) described in Section 5.7(e) of the Plan and then such proceeds shall be transferred to the Disbursing Agent or the RCM Trustee or to the Effective Beneficiaries directed by the RCM Trustee, as applicable, for distribution to the Litigation Trust Beneficiaries as provided for herein. To the extent that the Reorganized Debtors or Post-Confirmation RCM become liable for the payment of any Claims arising under section 502(h) of the Bankruptcy Code on account of Contributed Claims Recoveries, the Litigation Trustee will be responsible for making Distributions on account of such Claims pursuant to Section 8.2.

         (c) All distributions shall be apportioned by the Litigation Trustee as distributable either to Tranche A Litigation Trust Interests or Tranche B Litigation Trust Interests.

         (d) All Contributed Claims Recoveries, whether distributable to Tranche A Litigation Trust Interests or Tranche B Litigation Trust Interests shall be distributed Pro Rata to Holders of the beneficial interests in such Tranche.

                  (e) Effective Beneficiaries of Tranche A Litigation Trust Interests shall consist of Holders of RCM Securities Customer Claims, Holders of RCM FX/Unsecured Claims, Holders of Contributing Debtors General Unsecured Claims (excluding the Secured Lender Claims or Senior Subordinated Note Claims), and Holders of FXA General Unsecured Claims (excluding FXA Convenience Class Claims) and such Litigation Trust Beneficiaries shall share the Tranche A Litigation Trust Interests Pro Rata based on (x) in the case of Holders of RCM Securities Customer Claims and RCM FX/Unsecured Claims, the aggregate amount of Allowed RCM Implied Deficiency Claims and the Allowed RCM FX/Unsecured Claims, subject to the distribution scheme set forth in the RCM Settlement Agreement and (y) in the case of Holders of Contributing Debtors General Unsecured Claims and the Holders of FXA General Unsecured Claims, the amount of each such Holder's Allowed Claim.


                  (f) Beneficiaries of Tranche B Litigation Trust Interests shall consist of those Holders of Old Equity Interests that have elected to contribute their Non-Estate Refco Claims and their rights to proceeds of Class Actions Claims to the Private Actions Trust ("Participating Old Equity Interest Holders") in exchange for a portion of the Litigation Trust and Private Actions Trust, and such Litigation Trust Beneficiaries shall share the Tranche B Litigation Trust Interests Pro Rata based on (x) in the case of Holders of common stock of Refco Inc., the aggregate amount of common stock of Refco Inc. held by Participating Old Equity Interest Holders and (y) in the case of Holders of Claims arising from rescission of a purchase or sale of common stock of Refco Inc. or rights relating to such common stock, or any Claim for damages arising from the purchase or sale of common stock of Refco Inc. or any Claim for reimbursement, contribution, or indemnification arising from or relating to any such Claims, the aggregate amount of common stock of Refco Inc. held or previously held by such Holders. Notwithstanding the contribution of Non-Estate Refco Claims and the rights to proceeds of Class Action Claims, the right of any Participating Old Equity Interest Holder to seek equitable subordination or disallowance of the Old Equity Interests of any other Participating Old Equity Interest Holder pursuant to section 510(c) of the Bankruptcy Code shall be preserved and retained to assert at any time, at its own expense, prior to the final distribution of the Litigation Trust.

         6.3       Delivery of Litigation Trust Distributions.

                  All distributions under this Litigation Trust Agreement to any holder of Litigation Trust Interests shall be made at the address of such holder as set forth in the Trust Register or at such other address or in such other manner as such holder of Litigation Trust Interests shall have specified for payment purposes in a written notice to the Litigation Trustee and the Registrar at least 20 days prior to such distribution date. In the event that any distribution to any holder is returned as undeliverable, the Litigation Trustee shall be entitled to rely on the most current information available from the Plan Administrator or the RCM Trustee, as applicable, to determine the current address of such holder, but no distribution to such holder shall be made unless and until the Litigation Trustee has determined the then current address of such holder, at which time such distribution shall be made to such holder without interest; provided, however, that such undeliverable or unclaimed distributions shall be deemed unclaimed property at the expiration of one year from the date of distribution. The Litigation Trustee shall reallocate the undeliverable and unclaimed distributions for the benefit of all other Litigation Trust Beneficiaries in the same tranche.

           6.4     Cash Distributions.

                  No Cash distributions shall be required to be made to any Litigation Trust Beneficiary in an amount less than $100.00. Any funds so withheld and not distributed shall be held in reserve and distributed in subsequent distributions. Notwithstanding the foregoing, all cash shall be distributed in the final distribution of the Litigation Trust.


                                    ARTICLE 7

                                 INDEMNIFICATION

           7.1 Indemnification of Litigation Trustee and the Litigation Trust Committee.

                  (a) To the fullest extent permitted by law, the Litigation Trust, to the extent of its assets legally available for that purpose, shall indemnify and hold harmless the Litigation Trustee and each of the members of the Litigation Trust Committee and each of their respective directors, members, shareholders, partners, officers, agents, employees, attorneys and other professionals (collectively, the "Indemnified Persons") from and against any and all losses, costs, damages, reasonable and documented out-of-pocket expenses (including, without limitation, fees and expenses of attorneys and other advisors and any court costs incurred by any Indemnified Person) or liability by reason of anything any Indemnified Person did, does, or refrains from doing for the business or affairs of the Litigation Trust, except to the extent that the loss, cost, damage, expense or liability resulted primarily from the Indemnified Person's recklessness, gross negligence, willful misconduct, or knowing violation of law. To the extent reasonable, the Litigation Trust shall pay in advance or reimburse reasonable and documented out-of-pocket expenses (including advancing reasonable costs of defense) incurred by the Indemnified Person who is or is threatened to be named or made a defendant or a respondent in a proceeding concerning the business and affairs of the Litigation Trust.

                  (b) Any Indemnified Person may waive the benefits of indemnification under this Section 7.1, but only by an instrument in writing executed by such Indemnified Person.


                  (c) The rights to indemnification under this Section 7.1 are not exclusive of other rights which any Indemnified Person may otherwise have at law or in equity, including without limitation common law rights to indemnification or contribution. Nothing in this Section 7.1 will affect the rights or obligations of any Person (or the limitations on those rights or obligations) under this Litigation Trust Agreement, or any other agreement or instrument to which that Person is a party.

                                   ARTICLE 8

                         NET LITIGATION TRUST RECOVERY

           8.1     No Effect on Mutuality.

                  Notwithstanding anything contained in this Litigation Trust Agreement to the contrary, nothing herein shall affect the mutuality of obligations, if any, of any Holder of any Claim under section 553 of the Bankruptcy Code.

           8.2     Section 502(h).

                  Notwithstanding anything contained in the Plan or this Litigation Trust Agreement to the contrary, in the event that a compromise and settlement of a Contributed Claim or a Final Order with respect to a Contributed Claim provides for the allowance of a Claim pursuant to section 502(h) of the Bankruptcy Code against one or more of RCM or the Debtors, the Distributions to be made on account of such Claim pursuant to the Plan shall be funded by the Litigation Trust, in the amount(s), from time to time, that all similarly situated Holders of Claims are entitled to receive under the Plan.


                                    ARTICLE 9

                  REPORTS TO LITIGATION TRUST BENEFICIARIES

           9.1     Reports.

         (a) The Litigation Trustee shall cause to be prepared, as applicable, either at such times as may be required by the Exchange Act, if applicable, or, not less than annually, financial statements of the Litigation Trust, to be delivered to the Effective Beneficiaries together with annual income tax reporting of the Litigation Trust. To the extent required by law, the financial statements prepared as of the end of the fiscal year shall be audited by nationally recognized independent accountants in accordance with U.S. generally accepted accounting principles. The materiality and scope of audit determinations shall be established between the Litigation Trustee (in consultation with the Litigation Trust Committee) and the appointed auditors with a view toward safeguarding the value of the assets of the Litigation Trustee, but nothing relating to the mutually agreed scope of work shall result in any limitation of audit scope that would cause the auditors to qualify their opinion as to scope of work with respect to such financial statements.

         (b) Within ten (10) Business Days after the end of the relevant report preparation period the Litigation Trustee shall cause any information reported pursuant to Section 9.1(a) to be mailed to such Litigation Trust Beneficiaries and to be filed with the Bankruptcy Court.

         (c) Any report required to be distributed by the Litigation Trustee under Section 9.1(a) hereof shall also be distributed to the Persons listed in
Section 12.6 hereof within ten Business Days of its distribution to the Litigation Trust Beneficiaries under Section 9.1(a) hereof. The Litigation Trustee may post any report required to be provided under this Section 9.1 on a web site maintained by the Litigation Trustee in lieu of actual notice to the Litigation Trust Beneficiaries (unless otherwise required by law) subject to providing notice to the Persons listed in
Section 12.6 herein.


                                   ARTICLE 10

                   TERM; TERMINATION OF THE LITIGATION TRUST

           10.1    Term; Termination of the Litigation Trust.

                  (a) The Litigation Trust shall have an initial term of five
(5) years, provided that if reasonably necessary to realize maximum value with respect to the assets in the Litigation Trust and following Bankruptcy Court approval, the term of the Litigation Trust may be extended for one or more one
(1) year terms.

                  (b) The Litigation Trust may be terminated earlier than its scheduled termination if (i) the Bankruptcy Court has entered a Final Order closing all of or the last of the Chapter 11 Cases pursuant to section 3 50(a) of the Bankruptcy Code and the RCM Case to the extent the RCM Case was converted to chapter 7; and (ii) the Litigation Trustee has administered all assets of the Litigation Trust and performed all other duties required by the Plan and the Litigation Trust.

                  (c) Notwithstanding the foregoing, the Bankruptcy Court upon motion by the Litigation Trustee or the Litigation Trust Committee, on notice with an opportunity for a hearing, at least three (3) months before the expiration of the original term or any extended term, may extend, for a fixed period, the term of the Litigation Trust if it is necessary to facilitate or complete the liquidation of the assets of the Litigation Trust. The Bankruptcy Court may approve multiple extensions of the term of the Litigation Trust.

           10.2    Continuance of Trust for Winding Up.

                  After the termination of the Litigation Trust and for the purpose of liquidating and winding up the affairs of the Litigation Trust, the Litigation Trustee shall continue to act as such until its duties have been fully performed. Prior to the final distribution of all of the remaining assets of the Litigation Trust and upon approval of the Litigation Trust Committee, the Litigation Trustee shall be entitled to reserve from such assets any and all amounts required to provide for its own costs and expenses, in accordance with
Section 3.17 herein, until such time as the winding up of the Litigation Trust is completed. Upon termination of the Litigation Trust, the Litigation Trustee shall retain for a period of two years the books, records, Litigation Trust Beneficiary lists, the Trust Register, and certificates and other documents and files that have been delivered to or created by the Litigation Trustee. At the Litigation Trustee's discretion, all of such records and documents may, but need not, be destroyed at any time after two years from the completion and winding up of the affairs of the Litigation Trust. Except as otherwise specifically provided herein, upon the termination of the Litigation Trust, the Litigation Trustee shall have no further duties or obligations hereunder.


                                   ARTICLE 11

                              AMENDMENT AND WAIVER

           11.1    Amendment and Waiver.

                  (a) The Litigation Trustee, with the prior approval of the majority of the members of the Litigation Trust Committee, may amend, supplement or waive any provision of, this Litigation Trust Agreement, without notice to or the consent of any Litigation Trust Beneficiary or the approval of the Bankruptcy Court: (i) to cure any ambiguity, omission, defect or inconsistency in this Litigation Trust Agreement provided that such amendments, supplements or waivers shall not adversely affect the distributions to be made under this Litigation Trust Agreement to any of the Litigation Trust Beneficiaries, or adversely affect the U.S. federal income tax status of the Litigation Trust as a "liquidating trust"; (ii) to comply with any requirements in connection with the U.S. Federal income tax status of the Litigation Trust as a "liquidating trust"; (iii) to comply with any requirements in connection with maintaining that the Litigation Trust is not subject to registration or reporting requirements of the Exchange Act, or the Investment Company Act; (iv) to make the Litigation Trust a reporting entity and, in such event, to comply with any requirements in connection with satisfying the registration or reporting requirements of the Exchange Act or the Investment Company Act; and
(v) to evidence and provide for the acceptance of appointment hereunder by a successor trustee in accordance with the terms of this Litigation Trust Agreement and the Plan.

                  (b) Any substantive provision of this Litigation Trust Agreement may be amended or waived by the Litigation Trustee, subject to the prior approval of two-thirds vote of the members of the Litigation Trust Committee, with the approval of the Bankruptcy Court upon notice and an opportunity for a hearing; provided, however, that no change may be made to this Litigation Trust Agreement that would adversely affect the distributions to be made under this Litigation Trust Agreement to any of the Litigation Trust Beneficiaries, or adversely affect the U.S. Federal income tax status of the Litigation Trust as a "liquidating trust." Notwithstanding this Section 11.1, any amendments to this Litigation Trust Agreement shall not be inconsistent with the purpose and intention of the Litigation Trust to liquidate in an expeditious but orderly manner the Contributed Claims in accordance with Treasury Regulation Section 301.7701-4(d).

                                   ARTICLE 12

                            MISCELLANEOUS PROVISIONS

           12.1    Intention of Parties to Establish the Litigation Trust.

                  This Litigation Trust Agreement is intended to create a liquidating trust for federal income tax purposes and, to the extent provided by law, shall be governed and construed in all respects as such a trust and any ambiguity herein shall be construed consistent herewith and, if necessary, this Litigation Trust Agreement may be amended in accordance with Section 11.1 to comply with such federal income tax laws, which amendments may apply retroactively.

           12.2    Reimbursement of Trust Litigation Costs.

                  If the Litigation Trustee, the Litigation Trust Committee, or the Litigation Trust, as the case may be, is the prevailing party in a dispute regarding the provisions of this Litigation Trust Agreement or the enforcement thereof, the Litigation Trustee, the Litigation Trust Committee or the Litigation Trust, as the case may be, shall be entitled to collect any and all costs, reasonable and documented out-of-pocket expenses and fees, including attorneys' fees, from the non-prevailing party incurred in connection with such dispute or enforcement action. To the extent that the Litigation Trust has advanced such amounts, the Litigation Trust may recover such amounts from the non-prevailing party.

           12.3    Laws as to Construction.

                  This Litigation Trust Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to whether any conflicts of law would require the application of the law of another jurisdiction.

           12.4    Jurisdiction.

                  Without limiting any Person or entity's right to appeal any order of the Bankruptcy Court or to seek withdrawal of the reference with regard to any matter, (i) the Bankruptcy Court shall retain exclusive jurisdiction to enforce the terms of this Litigation Trust Agreement and to decide any claims or disputes which may arise or result from, or be connected with, this Litigation Trust Agreement, any breach or default hereunder, or the transactions contemplated hereby, and (ii) any and all actions related to the foregoing shall be filed and maintained only in the Bankruptcy Court, and the parties, including the Litigation Trust Beneficiaries, and Holders of Claims and Equity Interests, hereby consent to and submit to the jurisdiction and venue of the Bankruptcy Court.

           12.5    Severability.

                  If any provision of this Litigation Trust Agreement or the application thereof to any Person or circumstance shall be finally determined by a court of competent jurisdiction to be invalid or unenforceable to any extent, the remainder of this Litigation Trust Agreement, or the application of such provision to Persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and such provision of this Litigation Trust Agreement shall be valid and enforced to the fullest extent permitted by law.

           12.6    Notices.

                  All notices, requests or other communications to the parties hereto shall be in writing and shall be sufficiently given only if (i) delivered in person; (ii) sent by electronic mail or facsimile communication (as evidenced by a confirmed fax transmission report); (iii) sent by registered or certified mail, return receipt requested; or (iv) sent by commercial delivery service or courier. Until a change of address is communicated, as provided below, all notices, requests and other communications shall be sent to the parties at the following addresses or facsimile numbers:


                  If to the Litigation Trustee, to:






                  With a copy to:





                  If to the Litigation Trust Committee, to:





                  With a copy to:





                  If to The Reorganized Debtors, to:




                  With a copy to:

                  If to the RCM Trustee, to:






                  With a copy to:




All notices shall be effective and shall be deemed delivered (i) if by personal delivery, delivery service or courier, on the date of delivery; (ii) if by electronic mail or facsimile communication, on the date of receipt or confirmed transmission of the communication; and (iii) if by mail, on the date of receipt. Any party from time to time may change its address, facsimile number, or other information for the purpose of notices to that party by giving notice specifying such change to the other party hereto.

           12.7    Fiscal Year.

                  The fiscal year of the Litigation Trust will begin on the first day of January and end on the last day of December of each year.

           12.8    Headings.

                  The section headings contained in this Litigation Trust Agreement are solely for convenience of reference and shall not affect the meaning or interpretation of this Litigation Trust Agreement or of any term or provision hereof.

           12.9    Counterparts.

                  This Litigation Trust Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original instrument, but all together shall constitute one agreement.

           12.10   Confidentiality.

                  The Litigation Trustee and each successor trustee and each member of the Litigation Trust Committee and each successor member of the Litigation Trust Committee (each a "Covered Person") shall, during the period that they serve in such capacity under this Litigation Trust Agreement and following either the termination of this Litigation Trust Agreement or such individual's removal, incapacity, or resignation hereunder, hold strictly confidential and not use for personal gain any material, non-public information of or pertaining to any entity to which any of the assets of the Litigation Trust relates or of which it has become aware in its capacity (the "Information"), except to the extent disclosure is required by applicable law, order, regulation or legal process. In the event that any Covered Person is requested or required (by oral questions, interrogatories, requests for information or documents, subpoena, civil investigation, demand or similar legal process) to disclose any Information, such Covered Person shall notify the Litigation Trust Committee reasonably promptly (unless prohibited by law) so that the Litigation Trust Committee may seek an appropriate protective order or other appropriate remedy or, in its discretion, waive compliance with the terms of this Section (and if the Litigation Trust Committee seeks such an order, the relevant Covered Person will provide cooperation as the Litigation Trust Committee shall reasonably request). In the event that no such protective order or other remedy is obtained, or that the Litigation Trust Committee waives compliance with the terms of this Section and that any Covered Person is nonetheless legally compelled to disclose the Information, the Covered Person will furnish only that portion of the Information, which the Covered Person, advised by counsel, is legally required and will give the Litigation Trust Committee written notice (unless prohibited by law) of the Information to be disclosed as far in advance as practicable and exercise all reasonable efforts to obtain reliable assurance that confidential treatment will be accorded the Information.

           12.11   Entire Agreement.

                  This Litigation Trust Agreement (including the Recitals), the Plan, and the Confirmation Order constitute the entire agreement by and among the parties hereto and there are no representations, warranties, covenants or obligations except as set forth herein or therein. This Litigation Trust Agreement, the Plan and the Confirmation Order supersede all prior and contemporaneous agreements, understandings, negotiations, discussions, written or oral, of the parties hereto, relating to any transaction contemplated hereunder. Except as otherwise specifically provided herein, in the Plan or in the Confirmation Order, nothing in this Litigation Trust Agreement is intended or shall be construed to confer upon or to give any person other than the parties thereto and their respective heirs, administrators, executors, successors, or assigns any right to remedies under or by reason of this Litigation Trust Agreement.


                   REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

                  IN WITNESS WHEREOF, the parties hereto have either executed and acknowledged this Litigation Trust Agreement, or caused it to be executed and acknowledged on their behalf by their duly authorized officers all as of the date first above written.


                                                    REORGANIZED DEBTORS


                                                    By: _______________________
                                                    Title:







                                                    RCM TRUSTEE


                                                    By: _______________________
                                                    Title:







                                                    LITIGATION TRUSTEE:




                                                    By: _______________________
                                                    Title:

                                    Exhibit G

PLAN EXHIBIT G
PRIVATE ACTIONS TRUST AGREEMENT
-------------------------------

This Exhibit is subject to all of the provisions of the Plan, including, without limitation section 12.5, under which the Plan Proponents have reserved the right to alter, amend, or modify the Plan, including any Exhibits thereto, under section 1127(a) of the Bankruptcy Code at any time prior to the Effective Date.

                REFCO NON-ESTATE PRIVATE ACTIONS TRUST AGREEMENT



















December 4, 2006


                                               TABLE OF CONTENTS



ARTICLE 1 ESTABLISHMENT OF THE PRIVATE ACTIONS TRUST.....................................................3
   1.1       Establishment of Private Actions Trust and Appointment of Original Trustee..................3
   1.2       Transfer of Assets and Rights to the Private Actions Trustee ...............................3
   1.3       Title to Non-Estate Refco Claim.............................................................5
   1.4       Nature and Purpose of the Private Actions Trust.............................................5
   1.5       Incorporation of Plan ......................................................................6
   1.6       Funding of the Private Actions Trust........................................................7
   1.7       Appointment as Representative in Lieu of Assignment.........................................7
ARTICLE 2 PRIVATE ACTIONS TRUST INTERESTS................................................................7
   2.1       Allocation of Private Actions Trust Interests...............................................7
   2.2       Interests Beneficial Only...................................................................7
   2.3       Evidence of Beneficial Interests............................................................8
   2.4       Securities Law Registration.................................................................8
   2.5       Transfer and Exchange ......................................................................8
   2.6       Access to the Trust Register by the Private Actions Trust Beneficiaries ....................9
   2.7       Absolute Owners.............................................................................9
   2.8       Issuance of Certificates Upon Transfer......................................................9
   2.9       Mutilated, Defaced, Lost, Stolen or Destroyed Certificates ................................10
   2.10      Cash-Out Option............................................................................10
   2.11      Private Actions Trust Beneficiary's Trust Interest ........................................10
ARTICLE 3 THE PRIVATE ACTIONS TRUSTEE ..................................................................11
   3.1       Private Actions Trust Proceeds.............................................................11
   3.2       Collection of Income.......................................................................11
   3.3       Payment of Private Actions Trust Expenses..................................................11
   3.4       Distributions..............................................................................12
   3.5       Tenure, Removal, and Replacement of the Private Actions Trustee ...........................12
   3.6       Acceptance of Appointment by Successor Private Actions Trustee.............................13
   3.7       Regular Meetings of the Private Actions Trustee and the Private Actions Trust
   3.8       Committee..................................................................................13
   3.9       Special Meetings of the Private Actions Trustee and the Private Actions Trust
   3.10      Committee..................................................................................14
   3.11      Notice of, and Waiver of Notice for, Private Actions Trustee and Private
   3.12      Actions Trust Committee Meetings...........................................................14
   3.13      Manner of Acting...........................................................................14
   3.14      Role of the Private Actions Trustee........................................................15
   3.15      Authority of Private Actions Trustee.......................................................15
   3.16      Limitation of Private Actions Trustee's Authority..........................................18
   3.17      Books and Records .........................................................................18
   3.18      Inquiries into Trustee's Authority.........................................................19
   3.19      Compliance with Laws ......................................................................19
   3.20      Compensation of the Private Actions Trustee ...............................................19
   3.21      Reliance by Private Actions Trustee........................................................19
   3.22      Investment and Safekeeping of Private Actions Trust Assets ................................19

   3.20 Standard of Care; Exculpation...................................................................20
ARTICLE 4 PRIVATE ACTIONS TRUST COMMITTEE...............................................................20
   4.1       Private Actions Trust Committee............................................................20
   4.2       Authority of the Private Actions Trust Committee...........................................21
   4.3       Regular Meetings of the Private Actions Trust Committee....................................21
   4.4       Special Meetings of the Private Actions Trust Committee....................................21
   4.5       Manner of Acting...........................................................................21
   4.6       Private Actions Trust Committee's Action Without a Meeting.................................22
   4.7       Tenure, Removal, and Replacement of the Members of the Private Actions
             Trust Committee ...........................................................................22
   4.8       Compensation of the Private Actions Trust Committee........................................24
   4.9       Standard of Care; Exculpation..............................................................24
ARTICLE 5 TAX MATTERS...................................................................................25
   5.1       Federal Income Tax Reporting...............................................................25
   5.2       Allocations of Private Actions Trust Taxable Income........................................26
ARTICLE 6 DISTRIBUTIONS ................................................................................26
   6.1       Annual Distribution; Withholding...........................................................26
   6.2       Manner of Payment or Distribution..........................................................27
   6.3       Delivery of Private Actions Trust Distributions ...........................................28
   6.4       Cash Distributions.........................................................................28
ARTICLE 7 INDEMNIFICATION...............................................................................29
   7.1       Indemnification of Private Actions Trustee and the Private Actions Trust
             Committee...................................................................................29
ARTICLE 8 REPORTS TO PRIVATE ACTIONS TRUST BENEFICIARIES ...............................................30
   8.1       Reports....................................................................................30
ARTICLE 9 TERM; TERMINATION OF THE PRIVATE ACTIONS TRUST................................................31
   9.1       Term; Termination of the Private Actions Trust.............................................31
   9.2       Continuance of Trust for Winding Up........................................................31
ARTICLE 10 AMENDMENT AND WAIVER.........................................................................32
   10.1      Amendment and Waiver.......................................................................32
ARTICLE 11 MISCELLANEOUS PROVISIONS.....................................................................33
   11.1      Intention of Parties to Establish the Private Actions Trust................................33
   11.2      Reimbursement of Trust Costs...............................................................33
   11.3      Laws as to Construction....................................................................33
   11.4      Jurisdiction...............................................................................33
   11.5      Severability ..............................................................................33
   11.6      Notices....................................................................................34
   11.7      Fiscal Year ...............................................................................35
   11.8      Headings ..................................................................................35
   11.9      Counterparts...............................................................................35
   11.10     Confidentiality............................................................................35
   11.11     Entire Agreement...........................................................................36

                  This Private Actions Litigation Trust Agreement (the "Private Actions Trust Agreement"), dated as of_____________________________________________________, 2006, by and between the creditors of RCM or the Debtors and the equity interest holders of Refco Inc. signatories hereto (the "Grantors") and [__________________], a [______________________] company, as the trustee (the "Original Trustee"), is executed in order to establish a liquidating trust in connection with the Joint Chapter 11 Plan of Refco Inc. and Certain of its Direct and Indirect Subsidiaries of the United States Bankruptcy Code, including, without limitation, any supplement to such Plan and the exhibits and schedules thereto (as the same may be amended, modified or supplemented from time to time in accordance with the terms and provisions thereof, the "Plan"). Capitalized terms used in this Private Actions Trust Agreement and not otherwise defined herein shall have the meanings ascribed to them in the Plan.

                              W I T N E S S E T H

                  WHEREAS, RCM and certain of the Debtors filed petitions for relief under chapter 11 of the Bankruptcy Code, on October 17, 2005, with the Bankruptcy Court, and certain other Debtors filed petitions with the Bankruptcy Court thereafter;

                  WHEREAS, the Creditors' Committee was appointed by the United States Trustee in the Chapter 11 Cases of the Debtors on October 28, 2005, and was reconstituted on March 29 and July 21, 2006;

                  WHEREAS, pursuant to the Bankruptcy Court's March 22, 2006, Order Authorizing Appointment of Chapter 11 Trustee for Estate of Refco Capital Markets, Ltd., Case No. 05-60018, the U.S. Trustee on April 10, 2006, filed a Notice appointing Marc S. Kirschner as the Chapter 11 trustee for RCM (the "RCM Trustee"), which Notice and appointment was approved by Bankruptcy Court Order dated April 13, 2006, as amended by Orders entered on April 19, 2006, and April 24, 2006;

                  WHEREAS, on August 3, 2006, the U.S. Trustee filed Notices of Bifurcation of Official Committee of Unsecured Creditors by Further Reconstitution And Amended Appointment, further reconstituting the Creditors' Committee and establishing the Additional Committee;

                  WHEREAS, on October 6, 2006, RCM and the Debtors filed the initial Plan and related Disclosure Statement, and on October 25, 2006, RCM and the Debtors filed a revised Plan and the related Disclosure Statement;

                  WHEREAS, on October 20, 2006, the Bankruptcy Court entered an order approving the revised Disclosure Statement;

                  WHEREAS, on December 4, 2006, RCM and the Debtors filed the Modified Joint Chapter 11 Plan of Refco Inc. and Certain of its Direct and Indirect Subsidiaries;

                  WHEREAS, on December __, 2006, the Bankruptcy Court entered the Confirmation Order approving the Plan;

                  WHEREAS, this Private Actions Trust is created pursuant to, and to effectuate certain provisions of, the Plan and to hold certain creditors' and equity interest holders' non-estate causes of action against third parties that are related to the Debtors, which shall exclude contract claims against third-parties, but include, without limitation, causes of action against the following parties: (i) all current and former officers, directors, or employees of the Debtors; (ii) all persons or entities that conducted transactions with the Debtors; (iii) all persons or entities that provided services to the Debtors, including, without limitation, all attorneys, accountants, financial advisors, and parties providing services to the Debtors in connection with the public issuance of debt or equity including, without limitation, all underwriters; and (iv) certain confidential causes of action against the parties identified on Exhibit A attached hereto (collectively, the "Non-Estate Refco Claims") (which Non-Estate Refco Claims, prior to the transfer to the Private Actions Trust, are owned by certain creditors and equity interest holders of Refco Inc. and its subsidiaries);

                  WHEREAS, each Grantor that owns, including by assignment of litigation rights, Non-Estate Refco Claims, shall have the option to assign its Non-Estate Refco Claims to the Private Actions Trust for settlement, prosecution as a class action or for prosecution on other terms;

                  WHEREAS, each Grantor making an assignment shall reasonably cooperate with the Private Actions Trustee and the Private Actions Trust Committee in the investigation and prosecution of any assigned Non-Estate Refco Claims.

                  WHEREAS, this Private Actions Trust is established for the benefit of the Grantors who elect to assign their Non-Estate Refco Claims to the Private Actions Trust (the "Private Actions Trust Beneficiaries") and the Private Actions Trust Beneficiaries have a beneficial interest in the Private Actions Trust (the "Private Actions Trust Interest");

                  WHEREAS, the Private Actions Trust is organized for the primary purpose of liquidating and distributing assets transferred to the Private Actions Trustee (as defined below) with no objective to continue or engage in the conduct of a trade or business, except to the extent reasonably necessary to, and consistent with, the liquidating purpose of the Private Actions Trust;

                  WHEREAS, this Private Actions Trust is intended to qualify as a liquidating trust within the meaning of Treasury Regulation Section 301.7701-4(d); and

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Plan, the Grantors and the Private Actions Trustee agree as follows:

                                   ARTICLE 1

                   ESTABLISHMENT OF THE PRIVATE ACTIONS TRUST

           1.1 Establishment of Private Actions Trust and Appointment of Original Trustee.

                  (a) Pursuant to the Plan, the Grantors and the Original Trustee hereby establish a trust which shall be known as the "Refco Private Actions Trust" on behalf of the Private Actions Trust Beneficiaries.

                  (b) The Original Trustee is hereby appointed as trustee of the Private Actions Trust effective as of the Effective Date of the Plan (the "Effective Date") and agrees to accept and hold the assets of the Private Actions Trust in trust for the Private Actions Trust Beneficiaries subject to the terms of the Plan and this Private Actions Trust. The Original Trustee and each successor trustee serving from time to time hereunder (the "Private Actions Trustee") shall have all the rights, powers and duties set forth herein.

           1.2     Transfer of Assets and Rights to the Private Actions Trustee.

                  (a) As of the Effective Date, the Private Actions Trust Beneficiaries hereby transfer, assign, and deliver (i) to the Private Actions Trustee, without recourse, all of the Private Actions Trust Beneficiaries' right, title, and interest in and to the Non-Estate Refco Claims free and clear of any and all Liens, Claims, encumbrances or interests of any kind in such property of any other Person or entity and (ii) to the Private Actions Trustee and the Private Actions Trust Committee all of their right, title and interest in and to any attorney-client privilege, work-product privilege, or other privilege or immunity attaching to any documents or communications (whether written or oral) associated with the Non-Estate Refco Claims (collectively, "Privileges"), which shall vest in the Private Actions Trustee and the Private Actions Trust Committee, in trust, for the benefit of the Private Actions Trust Beneficiaries.

                  (b) On or as promptly as practicable after the Effective Date, Private Actions Trust Beneficiaries shall (i) deliver or cause to be delivered to the Private Actions Trustee any and all documents in connection with the Non-Estate Refco Claims (including those maintained in electronic format and original documents) whether held by the Private Actions Trust Beneficiaries, its employees, agents, advisors, attorneys, accountants or any other professionals hired by the Private Actions Trust Beneficiaries and (ii) provide access to such employees of the Private Actions Trust Beneficiaries, its agents, advisors, attorneys, accountants or any other professionals hired by the Private Actions Trust Beneficiaries with knowledge of matters relevant to the Non-Estate Refco Claims. Upon the reasonable request of the Private Actions Trustee, Private Actions Trust Beneficiaries shall provide the Private Actions Trustee with a list of all documents in connection with the Non-Estate Refco Claims known to it but not held by it or any of its employees, agents, advisors, attorneys, accountants or any other professionals. Such list shall contain a description of each document, to the extent feasible, as well as the name of the entity or Person holding such document.

                  (c) At any time and from time to time on and after the Effective Date, Private Actions Trust Beneficiaries agree (i) at the reasonable request of the Private Actions Trustee to execute and/or deliver any instruments, documents, books, and records (including those maintained in electronic format and original documents as may be needed), (ii) to take, or cause to be taken, all such further actions as the Private Actions Trustee may reasonably request in order to evidence or effectuate the transfer of the Non-Estate Refco Claims and the Privileges to the Private Actions Trustee (and, in the case of the Privileges, the Private Actions Trust Committee) and the consummation of the transactions contemplated hereby and by the Plan and to otherwise carry out the intent of the parties hereunder and under the Plan and
(iii) to cooperate with the Private Actions Trustee in the prosecution of the Non-Estate Refco Claims.

                  (d) Each Private Actions Trust Beneficiary shall reasonably cooperate with the Private Actions Trustee (at the Private Actions Trustee's expense, including, without limitation, reasonable attorneys fees incurred) in the investigation and prosecution of any Non-Estate Refco Claims. Any Private Actions Trust Beneficiary making a request for prosecution of a Non-Estate Refco Claim shall be deemed to consent to the Private Actions Trust being entitled to all benefits of such Non-Estate Refco Claim, provided that the Private Actions Trust agrees in advance to pay all costs and expenses of such prosecution.

                  (e) No earlier than 90 days after the Private Actions Trust is established, any Private Action Trust Beneficiary may formally request in writing that the Private Actions Trustee commence litigation with respect to a specific Non-Estate Refco Claim. If, within 90 days of such request, the Private Actions Trustee has not confirmed its then-present intention to pursue such Non-Estate Refco Claim, such Non-Estate Refco Claim shall be re-assigned to the Private Actions Trust Beneficiary whom may thereafter pursue such Non-Estate Refco Claim privately. If, within 180 days of confirming its intention to pursue a specific Non-Estate Refco Claim, the Private Actions Trustee does not commence litigation of such Non-Estate Refco Claim or enter into active settlement discussions with respect to such Non-Estate Refco Claim, such Non-Estate Refco Claim shall be re-assigned to the Private Actions Trust Beneficiary whom may thereafter pursue such Non-Estate Refco Claim privately. The Private Actions Trustee shall be entitled to one 90-day extension of either the foregoing 90-day period or the 180-day period if the Private Actions Trust Committee confirms in writing within the applicable period that the Private Actions Trustee is actively researching whether to pursue such Non-Estate Refco Claim.

                  (f) Notwithstanding the time periods set forth in Section 1.2(e), the Private Action Trustee must, upon written request of a Private Actions Trust Beneficiary, advise such requesting Private Actions Trust Beneficiary whether the Private Actions Trustee intends to pursue any such Non-Estate Refco Claim or re-assign such Non-Estate Refco Claim to such Private Actions Trust Beneficiary no later than 30 days before the expiration of any applicable statute of limitations for any such Non-Estate Refco Claim.

Such 30-day period will apply only upon written notification by the Private Actions Trust Beneficiary to the Private Actions Trustee and Private Actions Trust Committee setting forth the specific date that any such statute of limitations will expire with respect to a specific Non-Estate Refco Claim.

                  (g) If the Private Actions Trust is unable or unwilling to prosecute any Non-Estate Refco Claim, then the Private Actions Trust shall re-assign such Non-Estate Refco Claim to the appropriate Private Actions Trust Beneficiary.

                  (h) The Private Actions Trustee shall communicate and coordinate with the Litigation Trustee to maximize the overall recovery to the Private Actions Trust Beneficiaries. To the extent there is a settlement or court ruling involving the contemporaneous release or resolution of the claims of both the Private Actions Trustee and the Litigation Trustee, the proceeds of any such settlement or resolution (except for proceeds of litigation that are exclusively Litigation Trust Proceeds or Private Actions Trust Proceeds) presumptively will be shared equally by each of the Private Actions Trust and Litigation Trust subject to any party-in-interest's right to request from the Bankruptcy Court a different allocation as between the Private Actions Trust and Litigation Trust, in which case the challenging party shall have the burden of rebutting such presumption.

           1.3     Title to Non-Estate Refco Claim.

                  (a) The transfer of the Non-Estate Refco Claims to the Private Actions Trustee shall be made for the ratable benefit of the Private Actions Trust Beneficiaries to the extent such Private Actions Trust Beneficiaries are entitled to Private Actions Trust Interests under the Plan. In this regard, the Non-Estate Refco Claims will be treated for tax purposes as being a transfer by the Private Actions Trust Beneficiaries to the Private Actions Trustee in exchange for Private Actions Trust Interests for the ratable benefit of the Private Actions Trust Beneficiaries, in accordance with the Plan. Upon the transfer of the Non-Estate Refco Claims, the Private Actions Trustee shall succeed to all of the Grantors' right, title and interest in and to the Non-Estate Refco Claims and the Grantors will have no further interest in or with respect to the Non-Estate Refco Claims or this Private Actions Trust.

                  (b) For all federal income tax purposes, all parties (including, without limitation, the Private Actions Trustee and the Private Actions Trust Beneficiaries) shall treat the transfer of Non-Estate Refco Claims to the Private Actions Trust in accordance with the terms of the Plan, as a transfer of the Non-Estate Refco Claims to the Private Actions Trust Beneficiaries followed by a transfer by such Private Actions Trust Beneficiaries to the Private Actions Trustee, and the Private Actions Trust Beneficiaries of the Private Actions Trust shall be treated as the grantors and owners hereof.

           1.4     Nature and Purpose of the Private Actions Trust.

                  (a) Purpose. The Private Actions Trust is organized and established as a trust pursuant to which the Private Actions Trustee, subject to the terms and conditions contained herein and in the Plan, is to (i) hold the assets of the Private Actions Trust and dispose of the same in accordance with this Private Actions Trust and the Plan in accordance with Treasury Regulation Section 301 .7701-4(d) and (ii) oversee and direct the expeditious but orderly liquidation of the assets of the Private Actions Trust. Accordingly, the primary purpose of this Private Actions Trust is to liquidate the assets transferred to the Private Actions Trustee with no objective to continue or engage in the conduct of a trade or business, except to the extent reasonably necessary to preserve or enhance the liquidation value of the assets of the Private Actions Trust, and consistent with, the liquidating purpose of the Private Actions Trust.

                  (b) Actions of the Private Actions Trustee. The Private Actions Trustee, upon direction of the Private Actions Trust Committee, except as set forth in Section 3.12 herein, and the exercise of their collective reasonable business judgment, shall, in an expeditious but orderly manner, liquidate and convert to Cash the assets of the Private Actions Trust, make timely distributions and not unduly prolong the duration of the Private Actions Trust. The liquidation of the Non-Estate Refco Claims may be accomplished either through the prosecution, compromise and settlement, abandonment or dismissal of any or all claims, rights or causes of action, or otherwise. The Private Actions Trustee, subject to the approval of the Private Actions Trust Committee, except as set forth in Section 3.12 herein, shall have the absolute right to pursue, settle and compromise or not pursue any and all Non-Estate Refco Claims as it determines is in the best interests of the Private Actions Trust Beneficiaries, and consistent with the purposes of the Private Actions Trust, and the Private Actions Trustee shall have no liability for the outcome of any such decision except for any damages caused by recklessness, gross negligence, willful misconduct, or knowing violation of law.

                  (c) Relationship. This Private Actions Trust is intended to create a trust and a trust relationship and to be governed and construed in all respects as a trust. The Private Actions Trust is not intended to be, and shall not be deemed to be or treated as, a general partnership, limited partnership, joint venture, corporation, joint stock company or association, nor shall the Private Actions Trustee, the Private Actions Trust Committee (or any of its members or ex officio members), or the Private Actions Trust Beneficiaries, or any of them, for any purpose be, or be deemed to be or treated in any way whatsoever to be, liable or responsible hereunder as partners or joint venturers. The relationship of the Private Actions Trust Beneficiaries to the Private Actions Trustee and the Private Actions Trust Committee shall be solely that of beneficiaries of a trust and shall not be deemed a principal or agency relationship, and their rights shall be limited to those conferred upon them by this Private Actions Trust.

         1.5       Incorporation of Plan.

                  The Plan and the Confirmation Order are each hereby incorporated into this Private Actions Trust Agreement and made a part hereof by this reference; provided, however, to the extent that there is conflict between the provisions of this Private Actions Trust Agreement, the provisions of the Plan, and/or the Confirmation Order, each such document shall have controlling effect in the following rank order: (1) the Confirmation Order; (2) the Plan; and (3) this Private Actions Trust Agreement.

           1.6    Funding of the Private Actions Trust.

                  On or after the Effective Date, upon the determination of the Private Actions Trustee, subject to the approval of the Private Actions Trust Committee, the Private Actions Trust shall be funded from (i) a loan made by the Litigation Trust, on terms and conditions acceptable to the Litigation Trustee and the Litigation Trust Committee, secured by the assets of the Private Actions Trust or (ii) reserves maintained from the proceeds of Non-Estate Refco Claims and Class Actions Claims in accordance with Section 6.1. Any failure or inability of the Private Actions Trust to obtain funding will not affect the enforceability of the Private Actions Trust.

           1.7    Appointment as Representative in Lieu of Assignment.

                  To the extent that any Non-Estate Refco Claims cannot be transferred to the Private Actions Trust because of a restriction on transferability under applicable non-bankruptcy law that is not superseded or preempted by section 1123 of the Bankruptcy Code or any other provision of the Bankruptcy Code, such Non-Estate Refco Claims shall be deemed to have been retained by the Grantor, as applicable, and the Private Actions Trustee shall be deemed to have been designated as a representative of such Grantor to enforce and pursue such Non-Estate Refco Claims on behalf of such Grantor. Notwithstanding the foregoing, all net proceeds of the Non-Estate Refco Claims shall be transferred to the Private Actions Trust Beneficiaries consistent with the provisions of the Plan and this Private Actions Trust Agreement.

                                   ARTICLE 2

                        PRIVATE ACTIONS TRUST INTERESTS

           2.1    Allocation of Private Actions Trust Interests.

                  The allocation and Distribution of the Private Actions Trust Interests shall be accomplished in a manner determined by the Private Actions Trustee, subject to the approval of the Private Actions Trust Committee, in all events consistent with the Plan. In no event shall the number of Private Actions Trust Interests distributed exceed the number of such interests issuable pursuant to the Plan.

           2.2    Interests Beneficial Only.

                  The ownership of a Private Actions Trust Interest shall not entitle any Private Actions Trust Beneficiary to any title in or to the assets of the Private Actions Trust as such (which title shall be vested in the Private Actions Trustee) or to any right to call for a partition or division of the assets of the Private Actions Trust or to require an accounting.

           2.3    Evidence of Beneficial Interests.

                  The Private Actions Trust Interests may be represented either by book entries on the books and records of the Private Actions Trust or by certificates, in either definitive or global form, as shall be determined by the Private Actions Trustee upon consultation with and subject to the approval of the Private Actions Trust Committee. In the event certificates are created, the Private Actions Trustee shall cause to be placed on such certificate such legends as it deems are required or appropriate under tax laws or regulations in connection with tax withholding pursuant to Section 6.1, under securities laws or regulations in connection with registration or reporting requirements, if any, or otherwise. Any Person to whom a certificate is issued or transferred, by virtue of the acceptance thereof, shall assent to and be bound by the terms and conditions of this Private Actions Trust Agreement and the Plan. In the event certificates are issued, the form of such certificates shall be determined by the Private Actions Trustee subject to approval of the Private Actions Trust Committee.

           2.4    Securities Law Registration.

                  The issuance of Private Actions Trust Interests under the Plan shall be exempt from registration under any of the following, as applicable:
section 1145 of the Bankruptcy Code, sections 3(a)(7), 3(a)(10) or 4(2) of the Securities Act of 1933, as amended and applicable state and local laws requiring registration of securities. If the Private Actions Trustee determines, with the advice of counsel, that the Private Actions Trust is required to comply with registration and reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or the Investment Company Act of 1940, as amended (the "Investment Company Act"), then the Private Actions Trustee shall take any and all actions to comply with such registration and reporting requirements, if any, and file periodic reports with the Securities and Exchange Commission (the "SEC"). Notwithstanding the foregoing procedure, nothing herein shall be deemed to preclude the Private Actions Trust Committee and the Private Actions Trustee from amending this Private Actions Trust Agreement to make such changes as are deemed necessary or appropriate by the Private Actions Trustee, with the advice of counsel, to ensure that the Private Actions Trust is not subject to registration or reporting requirements of the Exchange Act, or the Investment Company Act.

           2.5    Transfer and Exchange.

                  (a) No transfer, assignment, pledge, hypothecation or other disposition of a Private Actions Trust Interest may be effected until either (i) the Private Actions Trustee and the Private Actions Trust Committee have received such legal advice or other information that they, in their sole discretion, deem necessary or appropriate to assure that any such disposition shall not require the Private Actions Trust to comply with the registration and reporting requirements of the Exchange Act or the Investment Company Act or (ii) the Private Actions Trustee and the Private Actions Trust Committee have determined to register and/or make periodic reports in order to enable such disposition to be made. In the event that any such disposition is allowed, the Private Actions Trust Committee and the Private Actions Trustee may add such restrictions upon transfer and other terms to this Private Actions Trust Agreement as are deemed necessary or appropriate by the Private Actions Trustee, with the advice of counsel, to permit or facilitate such disposition under applicable securities and other laws.

                  (b) The Private Actions Trustee shall appoint a registrar, which may be the Private Actions Trustee (the "Registrar") for the purpose of recording ownership of the Private Actions Trust Interests as herein provided. The Registrar, if other than the Private Actions Trustee, may be an institution acceptable to the Private Actions Trust Committee. For its services hereunder, the Registrar, unless it is the Private Actions Trustee, shall be entitled to receive reasonable compensation from the Private Actions Trust as an expense of the Private Actions Trust.

                  (c) The Private Actions Trustee shall cause to be kept at the office of the Registrar, or at such other place or places as shall be designated by them from time to time, a registry of the Private Actions Trust Beneficiaries of the Private Actions Trust (the "Trust Register") which shall be maintained pursuant to such reasonable regulations as the Private Actions Trustee and the Registrar may prescribe.

           2.6 Access to the Trust Register by the Private Actions Trust Beneficiaries.

                  Private Actions Trust Beneficiaries and their duly authorized representatives shall have the right, upon reasonable prior written notice to the Registrar and the Private Actions Trustee, and in accordance with the reasonable regulations prescribed by the Registrar and the Private Actions Trustee, to inspect and, at the sole expense of the Private Actions Trust Beneficiary seeking the same, make copies of the Trust Register, in each case for a purpose reasonably related to such Private Actions Trust Beneficiary's interest in the Private Actions Trust.

           2.7    Absolute Owners.

                  The Private Actions Trustee may deem and treat the Private Actions Trust Beneficiary of record in the Trust Register as the absolute owner of such Private Actions Trust Interests for the purpose of receiving distributions and payment thereon or on account thereof and for all other purposes whatsoever and the Private Actions Trustee shall not be charged with having received notice of any claim or demand to such Private Actions Trust Interests or the interest therein of any other Person.

           2.8    Issuance of Certificates Upon Transfer.

                  In the event certificates representing Private Actions Trust Interests are created, subject to the conditions of Section 2.5(a), whenever any certificate shall be presented for transfer or exchange, the Private Actions Trustee shall cause the Registrar to issue, authenticate and deliver in exchange therefor, the certificate for the Private Actions Trust Interest(s) that the person presenting such certificates shall be entitled to receive.

         2.9      Mutilated, Defaced, Lost, Stolen or Destroyed Certificates.

                  In the event certificates representing Private Actions Trust Interests are created, if a Private Actions Trust Beneficiary claims that his/her certificate (the "Original Certificate") has been mutilated, defaced, lost, stolen or destroyed, the Private Actions Trustee shall issue, and the Registrar shall authenticate, a replacement certificate if such Private Actions Trust Beneficiary submits a notarized affidavit certifying that (i) he/she is the true, lawful, present and sole owner of the Original Certificate, (ii) he/she has diligently searched all of his/her financial and other records and the Original Certificate is nowhere to be found, (iii) the Original Certificate and any rights or interests therein were not endorsed, and have not been pledged, sold, delivered, transferred or assigned under any agreement, hypothecated or pledged for any loan, or disposed of in any manner by the Private Actions Trust Beneficiary or on his/her behalf, (iv) no other Person or other entity has any right, title, claim, equity or interest in, to, or respecting the Original Certificate and (v) in the event of the recovery of the Original Certificate at any time after the issuance of a new certificate in exchange thereof, the Private Actions Trust Beneficiary will cause the recovered Original Certificate to be returned to the Private Actions Trust, or its successor, for cancellation. In addition, such Private Actions Trust Beneficiary will indemnify, and if required by the Private Actions Trustee or the Registrar, provide a bond or other security sufficient in the reasonable judgment of the Private Actions Trustee, the Registrar or any authenticating agent, from any loss which any of them may suffer if the Original Certificate is replaced, including a loss resulting from the assertion by any entity or Person of the right to payment under the Original Certificate. Such Private Actions Trust Beneficiary shall pay reasonable charges established by the Private Actions Trustee and the Registrar for the purpose of reimbursing the Private Actions Trust and the Registrar for the expenses incident thereto, including any tax or other governmental charges. The Private Actions Trustee shall incur no liability to anyone by reason of anything done or omitted to be done by it in good faith under the provisions of this Section 2.9. All Private Actions Trust Interests shall be held and owned upon the express condition that the provisions of this
Section 2.9 are exclusive in respect of the replacement or payment of mutilated, defaced, lost, stolen or destroyed certificates and shall, to the extent permitted by law, preclude any and all other rights or remedies respecting such replacement or the payment in respect thereto. Any duplicate certificate issued pursuant to this Section 2.9 shall constitute original interests in the Private Actions Trust and shall be entitled in the manner provided herein to equal and proportionate benefits with all other Private Actions Trust Interests issued hereunder in any monies or property at the time held by the Private Actions Trustee for the benefit of the Private Actions Trust Beneficiaries. The Private Actions Trustee and the Registrar shall not treat the Original Certificate as outstanding.

         2.10     Cash-Out Option.

                  In the event that the Litigation Trustee negotiates with one or more third parties to obtain one or more offers to purchase Litigation Trust Interests from the Litigation Trust Beneficiaries, the Private Actions Trustee may, subject to the approval of the Private Actions Trustee, likewise participate in such negotiations and obtain similar offers for the benefit of the Private Actions Trust Beneficiaries, which may be accepted at the option of each Private Actions Trust Beneficiary.

         2.11     Private Actions Trust Beneficiary's Trust Interest.

                  A Private Actions Trust Beneficiary's interest in the Private Actions Trust shall be calculated to represent its Pro Rata share of Tranche A Litigation Trust Interests in the Litigation Trust adjusted upwards to take into account any holders of Tranche A Litigation Trust Interests that are not Grantors.

                                   ARTICLE 3

                          THE PRIVATE ACTIONS TRUSTEE

           3.1    Private Actions Trust Proceeds.

                  All of the proceeds and avails of the prosecution, compromise and settlement of Non-Estate Refco Claims shall be added to the assets of the Private Actions Trust (collectively, the "Private Actions Trust Proceeds") and held as a part thereof (and which title shall be vested in the Private Actions Trustee).

           3.2    Collection of Income.

                  The Private Actions Trustee shall collect all income earned with respect to the assets of the Private Actions Trust, which shall thereupon be added to the assets of the Private Actions Trust and held as a part thereof (and which title shall be vested in the Private Actions Trustee).

           3.3    Payment of Private Actions Trust Expenses.

                  (a) The Private Actions Trustee shall maintain a private actions expense fund (the "Private Actions Expense Fund") and expend the assets of the Private Actions Expense Fund (i) as are reasonably necessary to meet contingent liabilities and to maintain the value of the assets of the Private Actions Trust during liquidation, (ii) to pay reasonable administrative expenses (including but not limited to, the costs and expenses of the Private Actions Trustee (including reasonable fees, costs, and expenses of professionals) and the members of the Private Actions Trust Committee (but excluding the fees of professionals retained by such members), any taxes imposed on the Private Actions Trust or fees and expenses in connection with, arising out of or related to the Non-Estate Refco Claims, and (iii) to satisfy other liabilities incurred or assumed by the Private Actions Trust (or to which the assets are otherwise subject) in accordance with the Plan or this Private Actions Trust Agreement.

                  (b) The Private Actions Trustee may retain from the Private Actions Trust Proceeds and add to the Private Actions Expense Fund, at any time and from time to time, such amounts as the Private Actions Trustee deems reasonable and appropriate to ensure that the Private Actions Expense Fund will be adequate to meet the expenses and liabilities described in subsection (a) of this Section.

                  (c) Notwithstanding any other provision of this Private Actions Trust to the contrary, the Private Actions Trustee shall not be required to take any action or enter into or maintain any claim, demand, action or proceeding relating to the Private Actions Trust unless it shall have sufficient funds in the Private Actions Expense Fund for that purpose.

           3.4    Distributions.

                  The Private Actions Trustee shall distribute the net distributable assets of the Private Actions Trust to the Private Actions Trust Beneficiaries in accordance with the provisions of Article 6.

           3.5    Tenure, Removal, and Replacement of the Private Actions
Trustee.

                  (a) Each Private Actions Trustee will serve until resignation and the appointment of a successor pursuant to subsection (b) below, removal pursuant to subsection (c) below or death (if applicable).

                  (b) The Private Actions Trustee may resign by giving not less than ninety (90) days' prior written notice to the Private Actions Trust Committee. Such resignation will become effective on the later to occur of: (i) the day specified in such notice and (ii) the appointment of a successor trustee as provided herein and the acceptance by such successor trustee of such appointment. If a successor trustee is not appointed or does not accept its appointment within ninety (90) days following delivery of notice of resignation, the Private Actions Trustee may file a motion with the Bankruptcy Court, upon notice and hearing, for the appointment of a successor trustee;

                  (c) The Private Actions Trustee may be removed for any reason by vote of the majority of the members of the Private Actions Trust Committee;

                  (d) In the event of a vacancy in the position of the Private Actions Trustee (whether by removal, resignation or death, if applicable), the vacancy will be filled by the appointment of a successor trustee by (i) majority vote and resolution of the Private Actions Trust Committee and by the acceptance of the Private Actions Trust by the successor trustee in accordance with Section 3.6 or (ii) an order of the Bankruptcy Court after an opportunity for a hearing (provided, however, that only the Private Actions Trust Committee shall have standing to seek such an order, except as provided in Section 3.5(b)). If a successor trustee is appointed by resolution, as provided in clause (i) of the preceding sentence, and such appointment is accepted by the successor trustee, the Private Actions Trust Committee shall file notice of such appointment and acceptance with the Bankruptcy Court, which notice will include the name, address, and telephone number of the successor trustee; provided that the filing of such notice shall not be a condition precedent to the vesting in the successor Private Actions Trustee of all the estates, properties, rights, powers, trusts, and duties of its predecessor;

                  (e) Immediately upon the appointment of any successor trustee, all rights, powers, duties, authority, and privileges of the predecessor Private Actions Trustee hereunder will be vested in and undertaken by the successor trustee without any further act; and the successor trustee will not be liable personally for any act or omission of the predecessor Private Actions Trustee;

                  (f) Upon the appointment of a successor trustee, the predecessor Private Actions Trustee (or the duly appointed legal representative of a deceased Private Actions Trustee) shall, if applicable, when requested in writing by the successor trustee, execute and deliver an instrument or instruments conveying and transferring to such successor trustee upon the trust herein expressed, without recourse to the predecessor Private Actions Trustee, all the estates, properties, rights, powers and trusts of such predecessor Private Actions Trustee, and shall duly assign, transfer, and deliver to such successor trustee all property and money held hereunder, and all other assets and documents relating to the Private Actions Trust, the Non-Estate Refco Claims, or the Private Actions Trust Interests then in its possession and held hereunder; and

                  (g) During any period in which there is a vacancy in the position of Private Actions Trustee, the Private Actions Trust Committee shall appoint one of its members to serve as interim Private Actions Trustee, (the "Interim Trustee"). The Interim Trustee shall be subject to all the terms and conditions applicable to a Private Actions Trustee hereunder. Such Interim Trustee shall not be limited in any manner from exercising any rights or powers as a member of the Private Actions Trust Committee merely by its appointment as Interim Trustee.

           3.6    Acceptance of Appointment by Successor Private Actions
Trustee.

                  Any successor trustee appointed hereunder shall execute an instrument accepting such appointment and assuming all of the obligations of the predecessor Private Actions Trustee hereunder and thereupon the successor trustee shall, without any further act, become vested with all the estates, properties, rights, powers, trusts, and duties of its predecessor in the Private Actions Trust hereunder with like effect as if originally named herein.

           3.7 Regular Meetings of the Private Actions Trustee and the Private Actions Trust Committee.

                  Meetings of the Private Actions Trustee and the Private Actions Trust Committee are to be held with such frequency and at such place as the Private Actions Trustee and the Private Actions Trust Committee may determine in their reasonable discretion, but in no event shall such meetings be held less frequently than quarterly.

           3.8 Special Meetings of the Private Actions Trustee and the Private Actions Trust Committee.

                  Special meetings of the Private Actions Trustee and the Private Actions Trust Committee may be held whenever and wherever called for either by the Private Actions Trustee or at least two members of the Private Actions Trust Committee.

           3.9 Notice of, and Waiver of Notice for, Private Actions Trustee and Private Actions Trust Committee Meetings.

                  Notice of the time and place (but not necessarily the purpose or all of the purposes) of any regular or special meeting will be given to the Private Actions Trustee and the members of the Private Actions Trust Committee in person or by telephone, or via mail, electronic mail, or facsimile transmission. Notice to the Private Actions Trustee and the members of the Private Actions Trust Committee of any such special meeting will be deemed given sufficiently in advance when (i) if given by mail, the same is deposited in the United States mail at least ten (10) calendar days before the meeting date, with postage thereon prepaid, (ii) if given by electronic mail or facsimile transmission, the same is transmitted at least one business day prior to the convening of the meeting, or (iii) if personally delivered (including by overnight courier) or given by telephone, the same is handed, or the substance thereof is communicated over the telephone to the Private Actions Trustee and the members of the Private Actions Trust Committee or to an adult member of his/her office staff or household, at least one business day prior to the convening of the meeting. The Private Actions Trustee and any member of the Private Actions Trust Committee may waive notice of any meeting and any adjournment thereof at any time before, during, or after it is held, as provided by law. Except as provided in the next sentence below, the waiver must be in writing, signed by the Private Actions Trustee or the applicable member or members of the Private Actions Trust Committee entitled to the notice, and filed with the minutes or records of the Private Actions Trust. The attendance of the Private Actions Trustee or a member of the Private Actions Trust Committee at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

         3.10     Manner of Acting.

                  The Private Actions Trustee or any member of the Private Actions Trust Committee may participate in a regular or special meeting by, or conduct the meeting through the use of, conference telephone or similar communications equipment by means of which all persons participating in the meeting may hear each other, in which case any required notice of such meeting may generally describe the arrangements (rather than or in addition to the place) for the holding thereof. The Private Actions Trustee or any member of the Private Actions Trust Committee participating in a meeting by this means is deemed to be present in person at the meeting.

         3.11     Role of the Private Actions Trustee.

                  (a) In furtherance of and consistent with the purpose of the Private Actions Trust and the Plan, the Private Actions Trustee, subject to the terms and conditions contained herein and in the Plan, shall have the power to (i) prosecute, compromise and settle, abandon or dismiss for the benefit of the Private Actions Trust Beneficiaries all claims, rights and causes of action transferred to the Private Actions Trustee (whether such suits are brought in the name of the Private Actions Trustee or otherwise), and (ii) to otherwise perform the functions and take the actions provided or permitted in the Plan or in this Private Actions Trust Agreement. In all circumstances, the Private Actions Trustee shall act in the best interests of all the Private Actions Trust Beneficiaries of the Private Actions Trust and in furtherance of the purpose of the Private Actions Trust.

                  (b) The Private Actions Trustee may not provide a release of a Non-Estate Refco Claim to a third-party if two members of the Private Actions Trust Committee oppose such release.

         3.12     Authority of Private Actions Trustee.

                  Subject to any limitations contained herein (including, without limitation, Article 4 hereof) or in the Plan, the Private Actions Trustee shall have the following powers and authorities:

                  (a) hold legal title to any and all rights of the holders of the Private Actions Trust Interests in or arising from the Non-Estate Refco Claims, including, without limitation, collecting, receiving any and all money and other property belonging to the Private Actions Trust and, upon subject to the approval of the Private Actions Trust Committee, the right to vote any claim or interest relating to a Non-Estate Refco Claim in a case under the Bankruptcy Code and receive any distribution therein;

                  (b) in consultation with and subject to the approval of the Private Actions Trust Committee, perform the duties, exercise the powers, and assert the rights analogous to those of a trustee under sections 704 and 1106 of the Bankruptcy Code, including, without limitation, commencing, prosecuting or settling causes of action, enforcing contracts or asserting claims, defenses, offsets and privileges; provided, however, that the Private Actions Trustee shall not be required to consult with or obtain approval of the Private Actions Trust Committee, to the extent such matters are limited to a claim or cause of action against a person or entity where the amount demanded from such person or entity, in the aggregate, is less than or equal to $250,000 (a "De Minimis Claim or Cause of Action");

                  (c) in consultation with and subject to the approval of the Private Actions Trust Committee, protect and enforce the rights to the Non-Estate Refco Claims by any method deemed appropriate including, without limitation, by judicial proceedings or pursuant to any applicable bankruptcy, insolvency, moratorium or similar law and general principles of equity;

                  (d) in consultation with and subject to the approval of the Private Actions Trust Committee, obtain reasonable insurance coverage with respect to the liabilities and obligations of the Private Actions Trustee and the Private Actions Trust Committee under this Private Actions Trust (in the form of an errors and omissions policy or otherwise);

                  (e) in consultation with and subject to the approval of the Private Actions Trust Committee, obtain insurance coverage with respect to real and personal property that may become assets of the Private Actions Trust, if any;

                  (f) in consultation with and subject to the approval of the Private Actions Trust Committee, retain and pay such counsel and other professionals, including, without limitation, any professionals previously retained by the Grantors, as the Private Actions Trustee shall select to assist the Private Actions Trustee in its duties, on such terms as the Private Actions Trustee and Private Actions Trust Committee deem reasonable and appropriate, without Bankruptcy Court approval; subject to the approval of the Private Actions Trust Committee, the Private Actions Trustee may commit the Private Actions Trust to and shall pay such counsel and other professionals reasonable compensation for services rendered and reasonable and documented out-of-pocket expenses incurred;

                  (g) in consultation with and subject to the approval of the Private Actions Trust Committee, retain and pay an independent public accounting firm to perform such reviews and/or audits of the financial books and records of the Private Actions Trust as may be required by the SEC and applicable securities laws and as may be reasonable and appropriate in the Private Actions Trustee's discretion and to prepare and file any tax returns, informational returns, or periodic or current reports as required by applicable securities laws, for the Private Actions Trust as may be required; subject to the approval of the Private Actions Trust Committee, the Private Actions Trustee may commit the Private Actions Trust to and shall pay such independent public accounting firm reasonable compensation for services rendered and reasonable and documented out-of-pocket expenses incurred;

                  (h) in consultation with and subject to the approval of the Private Actions Trust Committee, retain and pay such third parties to assist the Private Actions Trustee in carrying out its powers and duties under this Private Actions Trust; subject to the approval of the Private Actions Trust Committee, the Private Actions Trustee may commit the Private Actions Trust to and shall pay all such persons or entities reasonable compensation for services rendered and reasonable and documented out-of-pocket expenses incurred, as well as commit the Private Actions Trust to indemnify any such parties in connection with the performance of services (provided that such indemnity shall not cover any losses, costs, damages, expenses or liabilities that result from the recklessness, gross negligence, willful misconduct, or knowing violation of law by such party);

                  (i) in consultation with and subject to the approval of the Private Actions Trust Committee, waive any privilege (including the
Privileges) or any defense
on behalf of the Private Actions Trust or, with respect to the Non-Estate Refco Claims, or the Grantors, as applicable; provided, however, that the Private Actions Trustee shall not be required to consult with or obtain approval of the Private Actions Trust Committee, to the extent such matters are limited to a De Minimis Claim or Cause of Action, and such waiver shall be effectively limited to such matters;

                  (j) in consultation with and subject to the approval of the Private Actions Trust Committee, compromise, adjust, arbitrate, sue on or defend, pursue, prosecute abandon, exercise rights, powers, and privileges with respect to, or otherwise deal with and settle, in accordance with the terms set forth herein, all causes of action in favor of or against the Private Actions Trust; provided, however, that the Private Actions Trustee shall not be required to consult with or obtain approval of the Private Actions Trust Committee, to the extent such matters involve De Minimis Claims or Causes of Action;

                  (k) in consultation with and subject to the approval of the Private Actions Trust Committee, avoid and recover transfers of the Grantors' property as provided for in the Plan as may be permitted by the Bankruptcy Code or applicable state law;


                  (l) invest any moneys held as part of the Private Actions Trust in accordance with the terms of Section 3.19 hereof, limited, however, to such investments that are consistent with the Private Actions Trust's status as a liquidating trust within the meaning of Treasury Regulation Section 301.7701-4(d) and in accordance with Rev. Proc 94-45, 1994-2 C.B. 684;

                  (m) in consultation with and subject to the approval of the Private Actions Trust Committee, request any appropriate tax determination with respect to the Private Actions Trust, including, without limitation, a determination pursuant to section 505 of the Bankruptcy Code;

                  (n) subject to applicable securities laws, if any, establish and maintain a website for the purpose of providing notice of Private Actions Trust activities in lieu of sending written notice to holders of Private Actions Trust Interests, subject to providing notice of such website to such holders;

                  (o) in consultation with and subject to the approval of the Private Actions Trust Committee, seek the examination of any entity, subject to the provisions of Bankruptcy Rule 2004, to the extent applicable, or any other applicable law or rule;

                  (p) in consultation with and subject to the approval of the Private Actions Trust Committee, incur indebtedness and grant security interests in the assets of the Private Actions Trust in order to obtain funding for the Private Actions Trust from the Litigation Trust; and

                  (q) take or refrain from taking any and all other actions that the Private Actions Trustee, upon consultation with and subject to the approval of the Private Actions Trust Committee, reasonably deems necessary or convenient for the continuation, protection and maximization of the Non-Estate Refco Claims or to carry out the purposes hereof; provided, however, that the Private Actions Trustee shall not be required to (i) obtain approval of the Private Actions Trust Committee, to the extent such actions are limited to a De Minimis Claim or Cause of Action or (ii) consult with or obtain approval of the Private Actions Trust Committee, to the extent such actions are purely ministerial in nature.

           3.13   Limitation of Private Actions Trustee's Authority.

                  (a) Notwithstanding anything herein to the contrary, the Private Actions Trustee shall not (i) be authorized to engage in any trade or business, (ii) take such actions inconsistent with the orderly liquidation of the assets of the Private Actions Trust as are required or contemplated by applicable law, the Plan and this Private Actions Trust or (iii) be authorized to engage in any investments or activities inconsistent with the treatment of the Private Actions Trust as a liquidating trust within the meaning of Treasury Regulation Section 301.7701-4(d) and in accordance with Rev. Proc. 94-45, 1994-2 C.B. 684.

                  (b) The Private Actions Trust shall not hold 50% or more of the stock (in either vote or value) of any entity that is treated as a corporation for federal income tax purposes, nor be the sole member of a limited liability company, nor have any interest in an entity that is treated as a partnership for federal income tax purposes, unless such stock, membership interest, or partnership interest was obtained involuntarily or as a matter of practical economic necessity in order to preserve the value of the assets of the Private Actions Trust.

           3.14   Books and Records.

                  (a) The Private Actions Trustee shall maintain books and records relating to the assets of the Private Actions Trust and income of the Private Actions Trust and the payment of expenses of, and liabilities of claims against or assumed by, the Private Actions Trust in such detail and for such period of time as may be necessary to enable it to make full and proper accounting in respect thereof. Such books and records shall be maintained on a modified cash or other comprehensive basis of accounting necessary to facilitate compliance with the tax reporting and securities law requirements of the Private Actions Trust. Nothing in this Private Actions Trust requires the Private Actions Trustee to file any accounting or seek approval of any court with respect to the administration of the Private Actions Trust, or as a condition for managing any payment or distribution out of the assets of the Private Actions Trust.

                  (b) The Private Actions Trust Beneficiaries and their duly authorized representatives shall have the right, upon reasonable prior written notice to the Private Actions Trustee, to inspect and, at the sole expense of such Private Actions Trust Beneficiary seeking the same, make copies of the books and records relating to the Private Actions Trust on any business day and as often as may be reasonably be desired, in each case for a purpose reasonably related to such Private Actions Trust Beneficiary's interest in the Private Actions Trust.

           3.15   Inquiries into Trustee's Authority.

                  Except as otherwise set forth in the Private Actions Trust or in the Plan, no Person dealing with the Private Actions Trust shall be obligated to inquire into the authority of the Private Actions Trustee in connection with the protection, conservation or disposition of the Non-Estate Refco Claims.

           3.16   Compliance with Laws.

                  Any and all distributions of assets of the Private Actions Trust and proceeds of borrowings, if any, shall be in compliance with applicable laws, including, without limitation, applicable federal and state securities laws.

           3.17   Compensation of the Private Actions Trustee.

                  Notwithstanding anything to the contrary contained herein, the Private Actions Trustee shall be compensated for its services, and reimbursed for its expenses, in accordance with, and pursuant to the terms of a separate agreement to be negotiated and executed by the Private Actions Trust Committee, which agreement shall not be subject to any third-party notice or approval.

           3.18   Reliance by Private Actions Trustee.

                  Except as otherwise provided herein:

                  (a) The Private Actions Trustee may rely, and shall be protected in acting upon, any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, or other paper or document believed by the Private Actions Trustee to be genuine and to have been signed or presented by the proper party or parties; and

                  (b) Persons dealing with the Private Actions Trustee shall look only to the assets of the Private Actions Trust to satisfy any liability incurred by the Private Actions Trustee to such Person in carrying out the terms of this Private Actions Trust, and neither the Private Actions Trustee nor any member of the Private Actions Trust Committee shall have any personal obligation to satisfy any such liability.

           3.19   Investment and Safekeeping of Private Actions Trust Assets.

                  The Private Actions Trustee shall invest all assets transferred to the Private Actions Trust (other than Non-Estate Refco Claims), all Private Actions Trust Proceeds, the Private Actions Expense Fund and all income earned by the Private Actions Trust (pending periodic Distributions in accordance with the provisions of the Plan) only in cash, cash equivalents, U.S. Treasury securities, money market investments, and similar investments; provided, however, that (a) the scope of any such permissible investments shall be limited to include only those investments, or shall be expanded to include any additional investments, as the case may be, that a liquidating trust within the meaning of Treasury Regulation Section 301.7701-4(d) may be permitted to hold, pursuant to the Treasury Regulations, or any modification in the guidelines of the United States Internal Revenue Service (the "IRS") , whether set forth in IRS rulings, other IRS pronouncements or otherwise, (b) the Private Actions Trustee may retain any Private Actions Trust Proceeds received that are not Cash only for so long as may be required for the prompt and orderly liquidation of such assets in Cash; and (c) under no circumstances, shall the Private Actions Trustee segregate the assets of the Private Actions Trust on the basis of classification of the holders of Private Actions Trust Interests, other than with respect to Distributions to be made on account of Disputed Claims in accordance with the provisions of the Plan.

           3.20   Standard of Care; Exculpation.

                  Neither the Private Actions Trustee nor any of its duly designated agents or representatives or professionals shall be liable for any act or omission taken or omitted to be taken by the Private Actions Trustee in good faith, other than acts or omissions resulting from the Private Actions Trustee's own gross negligence, recklessness, willful misconduct, or knowing violation of law. The Private Actions Trustee may, in connection with the performance of its functions, and in its sole and absolute discretion, consult with its attorneys, accountants, financial advisors and agents, and shall not be liable for any act taken, omitted to be taken, or suffered to be done in accordance with advice or opinions rendered by such Persons. Notwithstanding such authority, the Private Actions Trustee shall be under no obligation to consult with its attorneys, accountants, financial advisors or agents, and its good faith determination not to do so shall not result in the imposition of liability on the Private Actions Trustee, unless such determination is based on gross negligence, recklessness, willful misconduct, or knowing violation of law.

                                   ARTICLE 4

                        PRIVATE ACTIONS TRUST COMMITTEE


         4.1      Private Actions Trust Committee.

                  A private actions trust committee (the "Private Actions Trust Committee") shall be established and shall initially consist of five (5) Persons, including a representative from VR and four representatives of Holders of Claims against RCM that are Private Action Trust Beneficiaries, which do not assert Claims against any Contributing Debtor based on guarantees or other direct contractual undertakings. The members of the Private Actions Trust Committee may be the same individual(s) as those serving as members of any comparable committee under the Litigation Trust. Members of the Private Actions Trust Committee shall have the right to direct and remove the Private Actions Trustee, and shall have such other rights to operate and manage the Private Actions Trust as are not inconsistent with the terms hereof. No Holder of Tranche A Private Actions Trust Interests (except to the extent such Holder is a member of the Private Actions Trust Committee) and no Holder of Tranche B Private Actions

Trust Interests shall have any consultation or approval rights whatsoever in respect of management and operation of the Private Actions Trust.

           4.2    Authority of the Private Actions Trust Committee.

                  The Private Actions Trust Committee shall have the authority and responsibility to oversee, review, and guide the activities and performance of the Private Actions Trustee and shall have the authority to remove the Private Actions Trustee in accordance with Section 3.5(c) herein. The Private Actions Trustee shall consult with and provide information to the Private Actions Trust Committee in accordance with and pursuant to the terms of this Private Actions Trust and the Plan. The Private Actions Trust Committee shall have the authority to select and engage such Persons, and select and engage such professional advisors, including, without limitation, any professional previously retained by the Grantors, the Committees, RCM or the Debtors, as the Private Actions Trust Committee deems necessary and desirable to assist the Private Actions Trust Committee in fulfilling its obligations under this Private Actions Trust and the Plan, and the Private Actions Trust shall pay the reasonable fees of such Persons (including on an hourly, contingency, or modified contingency basis) and reimburse such Persons for their reasonable and documented out-of-pocket costs and expenses consistent with the terms of this Private Actions Trust.

           4.3    Regular Meetings of the Private Actions Trust Committee.

                  Meetings of the Private Actions Trust Committee are to be held with such frequency and at such place as the members of the Private Actions Trust Committee may determine in their reasonable discretion, but in no event shall such meetings be held less frequently than quarterly.

           4.4    Special Meetings of the Private Actions Trust Committee.

                  Special meetings of the Private Actions Trust Committee may be held whenever and wherever called for by the Private Actions Trustee or any two members of the Private Actions Trust Committee.

           4.5    Manner of Acting.

                  (a) A majority of the total number of members of the Private Actions Trust Committee then in office shall constitute a quorum for the transaction of business at any meeting of the Private Actions Trust Committee. The affirmative vote of a majority of the members of the Private Actions Trust Committee present and entitled to vote at a meeting at which a quorum is present shall be the act of the Private Actions Trust Committee except as otherwise required by law or as provided in this Private Actions Trust. Any or all of the members of the Private Actions Trust Committee may participate in a regular or special meeting by, or conduct the meeting through the use of, conference telephone or similar communications equipment by means of which all persons participating in the meeting may hear each other, in which case any required notice of such meeting may generally describe the arrangements (rather than or in addition to the place) for the holding thereof. Any member of the Private Actions Trust Committee participating in a meeting by this means is deemed to be present in person at the meeting. Voting may, if approved by the majority of its members at a meeting, be conducted by electronic mail or individual communications by the Private Actions Trustee and each member of the Private Actions Trust Committee.

                  (b) Any member of the Private Actions Trust Committee who is present and entitled to vote at a meeting of the Private Actions Trust Committee when action is taken is deemed to have assented to the action taken, subject to the requisite vote of the Private Actions Trust Committee, unless:
(i) such member of the Private Actions Trust Committee objects at the beginning of the meeting (or promptly upon his/her arrival) to holding it or transacting business at the meeting; or (ii) his/her dissent or abstention from the action taken is entered in the minutes of the meeting; or (iii) he/she delivers written notice (including by electronic or facsimile transmission) of his/her dissent or abstention to the Private Actions Trust Committee before its adjournment. The right of dissent or abstention is not available to any member of the Private Actions Trust Committee who votes in favor of the action taken.

                  (c) Prior to the taking of a vote on any matter or issue or the taking of any action with respect to any matter or issue, each member of the Private Actions Trust Committee shall report to the Private Actions Trust Committee any conflict of interest such member has or may have with respect to the matter or issue at hand and fully disclose the nature of such conflict or potential conflict (including, without limitation, disclosing any and all financial or other pecuniary interests that such member might have with respect to or in connection with such matter or issue, other than solely as a Private Actions Trust Beneficiary). A member who has or who may have a conflict of interest shall be deemed to be a "conflicted member" who shall not be entitled to vote or take part in any action with respect to such matter or issue (however such member shall be counted for purposes of determining the existence of a quorum); the vote or action with respect to such matter or issue shall be undertaken only by members of the Private Actions Trust Committee who are not "conflicted members."

           4.6    Private Actions Trust Committee's Action Without a Meeting.

                  Any action required or permitted to be taken by the Private Actions Trust Committee at a meeting may be taken without a meeting if the action is taken by unanimous written consent of the Private Actions Trust Committee as evidenced by one or more written consents describing the action taken, signed by all members of the Private Actions Trust Committee and recorded in the minutes or other transcript of proceedings of the Private Actions Trust Committee.

           4.7 Tenure, Removal, and Replacement of the Members of the Private Actions Trust Committee.

                  The authority of the members of the Private Actions Trust Committee will be effective as of the Effective Date and will remain and continue in full force and effect until the Private Actions Trust is terminated in accordance with Section 11.1 hereof. The service of the members of the Private Actions Trust Committee will be subject to the following:

                  (a) The members of the Private Actions Trust Committee will serve until death or resignation pursuant to subsection (b) below, or removal pursuant to subsection (c) below.

                  (b) A member of the Private Actions Trust Committee may resign at any time by providing a written notice of resignation to the remaining members of the Private Actions Trust Committee. Such resignation will be effective upon the date received by the Private Actions Trust Committee or such later date specified in the written notice.

                  (c) A member of the Private Actions Trust Committee may be removed by the majority vote of the other members of the Private Actions Trust Committee, a written resolution of which shall be delivered to the removed Private Actions Trust Committee member; provided, however, that such removal may only be made for Cause. For purposes of this Section 4.7(c), "Cause" shall be defined as: (i) such Private Actions Trust Committee member's theft or embezzlement or attempted theft or embezzlement of money or tangible or intangible assets or property; (ii) such Private Actions Trust Committee member's violation of any law (whether foreign or domestic), which results in a felony indictment or similar judicial proceeding; (iii) such Private Actions Trust Committee member's recklessness, gross negligence, willful misconduct, or knowing violation of law, in the performance of his or her duties; or (iv) such Private Actions Trust Committee member's failure to perform any of his or her other material duties under this Private Actions Trust Agreement (including the regular attendance at meetings); provided, however, that such Private Actions Trust Committee member shall have been given a reasonable period to cure any alleged Cause under clauses (iii) (other than willful misconduct) and (iv).

                  (d) In the event of a vacancy on the Private Actions Trust Committee (whether by removal, death or resignation), a new member may be appointed to fill such position by a majority of the remaining members of the Private Actions Trust Committee. Any such appointment of a new member cannot alter the structure or power of the Private Actions Trust Committee as set forth in Section 4.1. In the event that there are no remaining members of the Private Actions Trust Committee, appointments to fill such vacancies that would have been made by a majority of the remaining members of the Private Actions Trust Committee shall be made upon an order entered after an opportunity for a hearing by the Bankruptcy Court, upon motion of the Private Actions Trustee. The appointment of a successor member of the Private Actions Trust Committee will be evidenced by the filing with the Bankruptcy Court of a notice of appointment, which notice will include the name, address, and telephone number of the successor member of the Private Actions Trust Committee.

                  (e) Immediately upon the appointment of any successor member of the Private Actions Trust Committee, all rights, powers, duties, authority, and privileges of the predecessor member of the Private Actions Trust Committee hereunder will be vested in and undertaken by the successor member of the Private Actions Trust Committee without any further act; and the successor member of the Private Actions Trust Committee will not be liable personally for any act or omission of the predecessor member of the Private Actions Trust Committee.

           4.8    Compensation of the Private Actions Trust Committee.

                  Each member of the Private Actions Trust Committee shall be paid by the Private Actions Trust the amount of $20,000 annually (in addition to reasonable out-of-pocket expenses reimbursable hereunder) as compensation for its services hereunder (all such duties or services are referred to herein as the "Duties"). Additionally, except as set forth herein, all reasonable and documented out-of-pocket fees and expenses incurred by members of the Private Actions Trust Committee in connection with the performance of the Duties shall be reimbursed, without duplication, by the Private Actions Trust upon demand for payment thereof. Any and all fees payable to a member of the Private Actions Trust Committee hereunder shall be offset by any comparable fees paid to such member in its capacity as a member of the Litigation Trust Committee; any and all expenses payable hereunder shall be without duplication to the extent reimbursed by the Litigation Trust.

           4.9    Standard of Care; Exculpation.

                  None of the Private Actions Trust Committee, its members, designees or professionals, or any of their duly designated agents or representatives, shall be liable for the act or omission of any other member, agent or representative of the Private Actions Trust Committee, nor shall the Private Actions Trust Committee or any of its members be liable for any act or omission taken or omitted to be taken by the Private Actions Trust Committee in good faith, other than acts or omissions resulting from the Private Actions Trust Committee's own gross negligence, recklessness, willful misconduct, or knowing violation of law. The Private Actions Trust Committee and each of its members may, in connection with the performance of its functions, and in its sole and absolute discretion, consult with its attorneys, accountants, financial advisors and agents, and shall not be liable for any act taken, omitted to be taken, or suffered to be done in good faith in accordance with advice or opinions rendered by such Persons. Notwithstanding such authority, neither the Private Actions Trust Committee nor any of its members shall be under any obligation to consult with its attorneys, accountants, financial advisors or agents, and its good faith determination not to do so shall not result in the imposition of liability on the Private Actions Trust Committee or, as applicable, its members or designees, unless such determination is based on gross negligence, recklessness, willful misconduct, or knowing violation of law.

                                   ARTICLE 5

                                  TAX MATTERS

           5.1    Federal Income Tax Reporting.

                  (a) Subject to definitive guidance from the IRS or a court of competent jurisdiction to the contrary (including receipt by the Private Actions Trustee of a private letter ruling if the Private Actions Trustee (or the Grantors) so requests one, or the receipt of an adverse determination by the IRS upon audit if not contested by the Private Actions Trustee), the Private Actions Trustee shall file returns for the Private Actions Trust as a grantor trust pursuant to Treasury Regulation Section 1.671-4(a) and in accordance with this Article 6. The Private Actions Trustee shall also annually send to each Private Actions Trust Beneficiary a separate statement setting forth such Private Actions Trust Beneficiary's share of items of income, gain, loss, deduction or credit and will instruct all such holders to report such items on their federal income tax returns.

                  (b) As soon as practicable after the Effective Date, but in no event later than sixty (60) days thereafter, (i) the Private Actions Trustee, in consultation with the Private Actions Trust Committee, will determine the fair market value as of the Effective Date of all assets transferred to the Private Actions Trustee, and such determined fair market value shall be used by the Private Actions Trustee, the Private Actions Trust Committee, and the Private Action Trust Beneficiaries for all federal income tax purposes, and (ii) the Private Actions Trustee shall apprise the Private Actions Trust Beneficiaries, in writing of such valuation. The Private Actions Trustee shall also file (or cause to be filed) any other statements, returns or disclosures relating to the Private Actions Trust that are required by any governmental unit and pay taxes, if any, properly payable by the Private Actions Trust.

                  (c) The Private Actions Trustee may request an expedited determination of taxes of the Private Actions Trust under section 505(b) of the Bankruptcy Code or any analogous law, to the extent applicable, for all returns filed for, or on behalf of, the Private Actions Trust for all taxable periods through the dissolution of the Private Actions Trust.

                  (d) For federal income tax purposes, the Grantors, Private Actions Trustee and Private Actions Trust Beneficiaries will treat the transfer of assets to the Private Actions Trustee and issuance of Private Actions Trust Interests as a deemed transfer by the Grantors of the assets to the Private Actions Trust Beneficiaries, followed by a deemed transfer of such assets by the Private Actions Trust Beneficiaries to the Private Actions Trustee in exchange for beneficial interests in the Private Actions Trust.

                  (e) For federal income tax purposes, the Private Actions Trust Beneficiaries will be treated as the grantors, deemed owners and beneficiaries of the Private Actions Trust.

           5.2    Allocations of Private Actions Trust Taxable Income.

                  (a) Allocations of Private Actions Trust taxable income shall be determined by reference to the manner in which an amount of cash equal to such taxable income would be distributed (without regard to any restrictions on Distributions described in the Plan) if, immediately prior to such deemed distribution, the Private Actions Trust had distributed all of its other assets (valued for this purpose at their tax book value) to the Private Actions Trust Beneficiaries, taking into account all prior and concurrent distributions from the Private Actions Trust (including all distributions held in escrow pending the resolution of Disputed Claims). Similarly, taxable loss of the Private Actions Trust will be allocated by reference to the manner in which an economic loss would be borne immediately after a liquidating distribution of the remaining Non-Estate Refco Claims. The tax book value of the Non-Estate Refco Claims for this purposes shall equal their fair market value on the Effective Date, adjusted in either case in accordance with tax accounting principles prescribed by the United States Internal Revenue Code, the regulations and other applicable administrative and judicial authorities and pronouncements.

                  (b) To the extent of any transfers of Private Actions Trust Interests in accordance with Section 2.5(a) herein, the Private Actions Trustee shall promptly establish a standard convention for allocating and apportioning taxable income and loss between a transferor and its transferee and shall not be required to so allocate and apportion based on the actual Private Actions Trust activities prior and subsequent to the date of any transfer. The Private Actions Trustee shall notify the Private Actions Trust Beneficiaries of the convention adopted promptly after such adoption. The Private Actions Trustee shall use its discretion to establish a fair and equitable convention to apply and may, but is not required to, adopt a monthly, quarterly or similar record date convention.

                                   ARTICLE 6

                                 DISTRIBUTIONS

           6.1    Annual Distribution; Withholding.

                  The Private Actions Trustee shall distribute at least annually to the Private Actions Trust Beneficiaries all net cash income plus all net cash proceeds from the liquidation of assets; provided, however, that the Private Actions Trust may retain such amounts (i) as are reasonably necessary to maintain reserves for distributions to holders of Disputed Claims that may be entitled to Private Actions Trust Interests upon allowance of such claims, (ii) as are reasonably necessary to meet contingent liabilities and to maintain the value of the assets of the Private Actions Trust during liquidation, (iii) to pay or reserve for reasonable administrative expenses (including the costs and expenses of the Private Actions Trust, the Private Actions Trustee and the Private Actions Trust Committee and the fees, costs and expenses of all professionals retained by the Private Actions Trustee, and any taxes imposed on the Private Actions Trust or in respect of the assets of the Private Actions Trust), and (iii) to satisfy other liabilities incurred or assumed by the Private Actions Trust (or to which the assets are otherwise subject) in accordance with the Plan or this Private Actions Trust. All such distributions shall be pro rata based on the number of Private Actions Trust Interests held by a Private Actions Trust Beneficiary compared with the aggregate number of Private Actions Trust Interests outstanding, subject to the terms of the Plan and this Private Actions Trust. The Private Actions Trustee may withhold from amounts distributable to any Person any and all amounts, determined in the Private Actions Trustee's reasonable sole discretion, to be required by any law, regulation, rule, ruling, directive or other governmental requirement.

         6.2      Manner of Payment or Distribution.

                  (a) All distributions made by the Private Actions Trustee to holders of Private Actions Trust Interests shall be payable to the holders of Private Actions Trust Interests of record as of the 20th day prior to the date scheduled for the distribution, unless such day is not a Business Day, then such day shall be the following Business Day. If the distribution shall be in Cash, the Private Actions Trustee shall distribute such Cash by wire, check, or such other method as the Private Actions Trustee deems appropriate under the circumstances.

                  (b) Any net recoveries on Non-Estate Refco Claims shall first be used to repay the funding (including any fees, costs, or interest incurred in connection therewith) described in Section 3.12(p) and then such proceeds shall be distributed to the Private Actions Trust Beneficiaries.

                  (c) All distributions shall be apportioned by the Private Actions Trustee as distributable either to Tranche A Private Actions Trust Interests or Tranche B Private Actions Trust Interests.

                  (d) All net recoveries on Non-Estate Refco Claims, whether distributable to Tranche A Private Actions Trust Interests or Tranche B Private Actions Trust Interests, shall be distributed Pro Rata to Holders of the beneficial interests in such Tranche.

                  (e) Beneficiaries of Tranche A Private Actions Trust Interests shall consist of Grantors to the extent of their election to participate in the Private Actions Trust as Holders of RCM Securities Customer Claims, Holders of RCM FX/Unsecured Claims, Holders of Contributing Debtors General Unsecured Claims (excluding Secured Lender Claims or Senior Subordinated Note Claims), and Holders of FXA General Unsecured Claims (excluding FXA Convenience Class Claims) and such Private Actions Trust Beneficiaries shall share the Tranche A Private Actions Trust Interests Pro Rata based on (x) in the case of Holders of RCM Securities Customer Claims and RCM FX/Unsecured Claims, the aggregate amount of Allowed RCM Implied Deficiency Claims and the Allowed RCM FX/Unsecured Claims and (y) in the case of Holders of Contributing Debtors General Unsecured Claims and the Holders of FXA General Unsecured Claims, the amount of each such Holder's Allowed Claim.

                  (f) Beneficiaries of Tranche B Private Actions Trust Interests shall consist of those Holders of Old Equity Interests that have elected to contribute their Non-Estate Refco Claims and their rights to proceeds of Class Action Claims to the Private Actions Trust ("Participating Old Equity Interest Holders") in exchange for a portion of the Litigation Trust and Private Actions Trust, and such Private Actions Trust Beneficiaries shall share the Tranche B Private Actions Trust Interests Pro Rata based on (x) in the case of Holders of common stock of Refco Inc., the aggregate amount of common stock of Refco Inc. held by Participating Old Equity Interest Holders and (y) in the case of Holders of Claims arising from rescission of a purchase or sale of common stock of Refco Inc. or rights relating to such common stock, or any Claim for damages arising from the purchase or sale of common stock of Refco Inc. or any Claim for reimbursement, contribution, or indemnification arising from or relating to any such Claims, the aggregate amount of common stock of Refco Inc. held or previously held by such Holders. Notwithstanding the contribution of Non-Estate Refco Claims and the rights to proceeds of Class Action Claims, the right of any Participating Old Equity Interest Holder to seek equitable subordination or disallowance of the Old Equity Interests of any other Participating Old Equity Interest Holder pursuant to section 510(c) of the Bankruptcy Code shall be preserved and retained to assert at any time, at its own expense, prior to the final distribution of the Private Actions Trust.

           6.3    Delivery of Private Actions Trust Distributions.

                  All distributions under this Private Actions Trust to any holder of Private Actions Trust Interests shall be made at the address of such holder as set forth in the Trust Register or at such other address or in such other manner as such holder of Private Actions Trust Interests shall have specified for payment purposes in a written notice to the Private Actions Trustee and the Registrar at least 20 days prior to such distribution date. In the event that any distribution to any holder is returned as undeliverable, the Private Actions Trustee shall be entitled to rely on the most current information available from the Plan Administrator or the RCM Trustee, as applicable, to determine the current address of such holder, but no distribution to such holder shall be made unless and until the Private Actions Trustee has determined the then current address of such holder, at which time such distribution shall be made to such holder without interest; provided, however, that such undeliverable or unclaimed distributions shall be deemed unclaimed property at the expiration of one year from the date of distribution. The Private Actions Trustee shall reallocate the undeliverable and unclaimed distributions for the benefit of all other Private Actions Trust Beneficiaries.

           6.4    Cash Distributions.

                  No Cash distributions shall be required to be made to any Private Actions Trust Beneficiary in an amount less than $100.00. Any funds so withheld and not distributed shall be held in reserve and distributed in subsequent distributions. Notwithstanding the foregoing, all cash shall be distributed in the final distribution of the Private Actions Trust.

                                    ARTICLE 7

                                 INDEMNIFICATION

         7.1 Indemnification of Private Actions Trustee and the Private Actions Trust Committee.

                  (a) To the fullest extent permitted by law, the Private Actions Trust, to the extent of its assets legally available for that purpose, shall indemnify and hold harmless the Private Actions Trustee and each of the members of the Private Actions Trust Committee and each of their respective directors, members, shareholders, partners, officers, agents, employees, attorneys and other professionals (collectively, the "Indemnified Persons") from and against any and all losses, costs, damages, reasonable and documented out-of-pocket expenses (including, without limitation, fees and expenses of attorneys and other advisors and any court costs incurred by any Indemnified Person) or liability by reason of anything any Indemnified Person did, does or refrains from doing for the business or affairs of the Private Actions Trust, except to the extent that the loss, cost, damage, expense or liability resulted primarily from the Indemnified Person's recklessness, gross negligence, willful misconduct, or knowing violation of law. To the extent reasonable, the Private Actions Trust shall pay in advance or reimburse reasonable and documented out-of-pocket expenses (including advancing reasonable costs of defense) incurred by the Indemnified Person who is or is threatened to be named or made a defendant or a respondent in a proceeding concerning the business and affairs of the Private Actions Trust.

                  (b) Any Indemnified Person may waive the benefits of indemnification under this Section 7.1, but only by an instrument in writing executed by such Indemnified Person.

                  (c) The rights to indemnification under this Section 7.1 are not exclusive of other rights which any Indemnified Person may otherwise have at law or in equity, including without limitation common law rights to indemnification or contribution. Nothing in this Section 7.1 will affect the rights or obligations of any Person (or the limitations on those rights or obligations) under this Private Actions Trust Agreement or any other agreement or instrument to which that Person is a party.

                                   ARTICLE 8

                 REPORTS TO PRIVATE ACTIONS TRUST BENEFICIARIES

           8.1    Reports.

                  (a) The Private Actions Trustee shall cause to be prepared, as applicable, either at such times as may be required by the Exchange Act, if applicable, or, not less than annually, financial statements of the Private Actions Trust, to be delivered to the Effective Beneficiaries together with annual income tax reporting of the Private Actions Trust. To the extent required by law, the financial statements prepared as of the end of the fiscal year shall be audited by nationally recognized independent accountants in accordance with U.S. generally accepted accounting principles. The materiality and scope of audit determinations shall be established between the Private Actions Trustee (in consultation with the Private Actions Trust Committee) and the appointed auditors with a view toward safeguarding the value of the assets of the Private Actions Trustee, but nothing relating to the mutually agreed scope of work shall result in any limitation of audit scope that would cause the auditors to qualify their opinion as to scope of work with respect to such financial statements.

                  (b) Within ten (10) Business Days after the end of the relevant report preparation period the Private Actions Trustee shall cause any information reported pursuant to Section 8.1(a) to be mailed to such Private Actions Trust Beneficiaries and to be filed with the Bankruptcy Court.

                  (c) Any report required to be distributed by the Private Actions Trustee under Section 8.1(a) hereof shall also be distributed to the Persons listed in Section 11.6 hereof within ten Business Days of its distribution to the Private Actions Trust Beneficiaries under Section 8.1(a) hereof. The Private Actions Trustee may post any report required to be provided under this Section 8.1 on a web site maintained by the Private Actions Trustee in lieu of actual notice to the Private Actions Trust Beneficiaries (unless otherwise required by law) subject to providing notice to the Persons listed in
Section 11.6 herein.

                                    ARTICLE 9

               TERM; TERMINATION OF THE PRIVATE ACTIONS TRUST

           9.1    Term; Termination of the Private Actions Trust.

                  (a) The Private Actions Trust shall have an initial term of five (5) years, provided that if reasonably necessary to realize maximum value with respect to the assets in the Private Actions Trust and following Bankruptcy Court approval, the term of the Private Actions Trust may be extended for one or more one (1) year terms.

                  (b) The Private Actions Trust may be terminated earlier than its scheduled termination if (i) the Bankruptcy Court has entered a Final Order closing all of or the last of the Chapter 11 Cases pursuant to section 3 50(a) of the Bankruptcy Code and the RCM Case to the extent the RCM Case was converted to chapter 7; and (ii) the Private Actions Trustee has administered all assets of the Private Actions Trust and performed all other duties required by the Plan and the Private Actions Trust.

                  (c) Notwithstanding the foregoing, the Bankruptcy Court upon motion by the Private Actions Trustee or the Private Actions Trust Committee, on notice with an opportunity for a hearing, at least three (3) months before the expiration of the original term or any extended term, may extend, for a fixed period, the term of the Private Actions Trust if it is necessary to facilitate or complete the liquidation of the assets of the Private Actions Trust. The Bankruptcy Court may approve multiple extensions of the term of the Private Actions Trust.

           9.2    Continuance of Trust for Winding Up.

                  After the termination of the Private Actions Trust and for the purpose of liquidating and winding up the affairs of the Private Actions Trust, the Private Actions Trustee shall continue to act as such until its duties have been fully performed. Prior to the final distribution of all of the remaining assets of the Private Actions Trust and upon approval of the Private Actions Trust Committee, the Private Actions Trustee shall be entitled to reserve from such assets any and all amounts required to provide for its own costs and expenses, in accordance with Section 3.17 herein, until such time as the winding up of the Private Actions Trust is completed. Upon termination of the Private Actions Trust, the Private Actions Trustee shall retain for a period of two years the books, records, Private Actions Trust Beneficiary lists, the Trust Register, and certificates and other documents and files that have been delivered to or created by the Private Actions Trustee. At the Private Actions Trustee's discretion, all of such records and documents may, but need not, be destroyed at any time after two years from the completion and winding up of the affairs of the Private Actions Trust. Except as otherwise specifically provided herein, upon the termination of the Private Actions Trust, the Private Actions Trustee shall have no further duties or obligations hereunder.

                                   ARTICLE 10

                              AMENDMENT AND WAIVER

           10.1   Amendment and Waiver.


                  (a) The Private Actions Trustee, with the prior approval of the majority of the members of the Private Actions Trust Committee, may amend, supplement or waive any provision of, this Private Actions Trust Agreement, without notice to or the consent of any Private Actions Trust Beneficiary or the approval of the Bankruptcy Court: (i) to cure any ambiguity, omission, defect or inconsistency in this Private Actions Trust Agreement provided that such amendments, supplements or waivers shall not adversely affect the distributions to be made under this Private Actions Trust Agreement to any of the Private Actions Trust Beneficiaries, or adversely affect the U.S. federal income tax status of the Private Actions Trust as a "liquidating trust"; (ii) to comply with any requirements in connection with the U.S. Federal income tax status of the Private Actions Trust as a "liquidating trust"; (iii) to comply with any requirements in connection with maintaining that the Private Actions Trust is not subject to registration or reporting requirements of the Exchange Act, or the Investment Company Act; (iv) to make the Private Actions Trust a reporting entity and, in such event, to comply with any requirements in connection with satisfying the registration or reporting requirements of the Exchange Act or the Investment Company Act; and (v) to evidence and provide for the acceptance of appointment hereunder by a successor trustee in accordance with the terms of this Private Actions Trust Agreement and the Plan.

                  (b) Any substantive provision of this Private Actions Trust Agreement may be amended or waived by the Private Actions Trustee with the prior approval of two-thirds vote of the members of the Private Actions Trust Committee, subject to the approval of the Bankruptcy Court upon notice and an opportunity for a hearing; provided, however, that no change may be made to this Private Actions Trust Agreement that would adversely affect the distributions to be made under this Private Actions Trust Agreement to any of the Private Actions Trust Beneficiaries, or adversely affect the U.S. Federal income tax status of the Private Actions Trust as a "liquidating trust." Notwithstanding this Section 10.1, any amendments to this Private Actions Trust Agreement shall not be inconsistent with the purpose and intention of the Private Actions Trust to liquidate in an expeditious but orderly manner the Non-Estate Refco Claims in accordance with Treasury Regulation Section 301 ..7701-4(d).

                                   ARTICLE 11

                            MISCELLANEOUS PROVISIONS

           11.1   Intention of Parties to Establish the Private Actions Trust.

                  This Private Actions Trust is intended to create a liquidating trust for federal income tax purposes and, to the extent provided by law, shall be governed and construed in all respects as such a trust and any ambiguity herein shall be construed consistent herewith and, if necessary, this Private Actions Trust may be amended in accordance with Section 12.1 to comply with such federal income tax laws, which amendments may apply retroactively.

           11.2   Reimbursement of Trust Costs.

                  If the Private Actions Trustee, the Private Actions Trust Committee or the Private Actions Trust, as the case may be, is the prevailing party in a dispute regarding the provisions of this Private Actions Trust or the enforcement thereof, the Private Actions Trustee, the Private Actions Trust Committee or the Private Actions Trust, as the case may be, shall be entitled to collect any and all costs, reasonable and documented out-of-pocket expenses and fees, including attorneys' fees, from the non-prevailing party incurred in connection with such dispute or enforcement action. To the extent that the Private Actions Trust has advanced such amounts, the Private Actions Trust may recover such amounts from the non-prevailing party.

           11.3   Laws as to Construction.

                  This Private Actions Trust Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to whether any conflicts of law would require the application of the law of another jurisdiction.

           11.4   Jurisdiction.

                  Without limiting any Person or entity's right to appeal any order of the Bankruptcy Court or to seek withdrawal of the reference with regard to any matter, (i) the Bankruptcy Court shall retain exclusive jurisdiction to enforce the terms of this Private Actions Trust and to decide any claims or disputes which may arise or result from, or be connected with, this Private Actions Trust, any breach or default hereunder, or the transactions contemplated hereby, and (ii) any and all actions related to the foregoing shall be filed and maintained only in the Bankruptcy Court, and the parties, including the Private Actions Trust Beneficiaries hereby consent to and submit to the jurisdiction and venue of the Bankruptcy Court.

           11.5   Severability.

                  If any provision of this Private Actions Trust or the application thereof to any Person or circumstance shall be finally determined by a court of competent jurisdiction to be invalid or unenforceable to any extent, the remainder of this Private Actions Trust, or the application of such provision to Persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and such provision of this Private Actions Trust shall be valid and enforced to the fullest extent permitted by law.

         11.6     Notices.

                  All notices, requests or other communications to the parties hereto shall be in writing and shall be sufficiently given only if (i) delivered in person; (ii) sent by electronic facsimile communication (as evidenced by a confirmed fax transmission report); (iii) sent by registered or certified mail, return receipt requested; or (iv) sent by commercial delivery service or courier. Until a change of address is communicated, as provided below, all notices, requests and other communications shall be sent to the parties at the following addresses or facsimile numbers:


                  If to the Private Actions Trustee, to:






                  With a copy to:





                  If to the Private Actions Trust Committee, to:








                  With a copy to:





                  And to:

All notices shall be effective and shall be deemed delivered (i) if by personal delivery, delivery service or courier, on the date of delivery; (ii) if by electronic mail or facsimile communication, on the date of receipt or confirmed transmission of the communication; and (iii) if by mail, on the date of receipt. Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other party hereto.

           11.7   Fiscal Year.

                  The fiscal year of the Private Actions Trust will begin on the first day of January and end on the last day of December of each year.

           11.8   Headings.

                  The section headings contained in this Private Actions Trust Agreement are solely for convenience of reference and shall not affect the meaning or interpretation of this Private Actions Trust Agreement or of any term or provision hereof.

           11.9   Counterparts.

                  This Private Actions Trust Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original instrument, but all together shall constitute one agreement.

           11.10  Confidentiality.

                  The Private Actions Trustee and each successor trustee and each member of the Private Actions Trust Committee and each successor member of the Private Actions Trust Committee (each a "Covered Person") shall, during the period that they serve in such capacity under this Private Actions Trust and following either the termination of this Private Actions Trust or such individual's removal, incapacity, or resignation hereunder, hold strictly confidential and not use for personal gain any material, non-public information of or pertaining to any entity to which any of the assets of the Private Actions Trust relates or of which it has become aware in its capacity (the "Information"), except to the extent disclosure is required by applicable law, order, regulation or legal process. In the event that any Covered Person is requested or required (by oral questions, interrogatories, requests for information or documents, subpoena, civil investigation, demand or similar legal process) to disclose any Information, such Covered Person shall notify the Private Actions Trust Committee reasonably promptly (unless prohibited by law) so that the Private Actions Trust Committee may seek an appropriate protective order or other appropriate remedy or, in its discretion, waive compliance with the terms of this Section (and if the Private Actions Trust Committee seeks such an order, the relevant Covered Person will provide cooperation as the Private Actions Trust Committee shall reasonably request). In the event that no such protective order or other remedy is obtained, or that the Private Actions Trust Committee waives compliance with the terms of this Section and that any Covered Person is nonetheless legally compelled to disclose the Information, the Covered Person will furnish only that portion of the Information, which the Covered Person, advised by counsel, is legally required and will give the Private Actions Trust Committee written notice (unless prohibited by law) of the Information to be disclosed as far in advance as practicable and exercise all reasonable efforts to obtain reliable assurance that confidential treatment will be accorded the Information.

           11.11  Entire Agreement.

                  This Private Actions Trust Agreement (including the Recitals), the Plan, and the Confirmation Order constitute the entire agreement by and among the parties hereto and there are no representations, warranties, covenants or obligations except as set forth herein or therein. This Private Actions Trust Agreement, the Plan and the Confirmation Order supersede all prior and contemporaneous agreements, understandings, negotiations, discussions, written or oral, of the parties hereto, relating to any transaction contemplated hereunder. Except as otherwise specifically provided herein, in the Plan or in the Confirmation Order, nothing in this Private Actions Trust Agreement is intended or shall be construed to confer upon or to give any person other than the parties thereto and their respective heirs, administrators, executors, successors, or assigns any right to remedies under or by reason of this Private Actions Trust Agreement.



                   REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

                  IN WITNESS WHEREOF, the parties hereto have either executed and acknowledged this Private Actions Trust Agreement, or caused it to be executed and acknowledged on their behalf by their duly authorized officers all as of the date first above written.


                                                     THE GRANTORS:

                                                    ___________________________
                                                    By:
                                                    Title:


                                                    ___________________________
                                                    By:
                                                    Title:


                                                    ___________________________
                                                    By:
                                                    Title:


                                                    ___________________________
                                                    By:
                                                    Title:


                                                    ___________________________
                                                    By:
                                                    Title:


                                                    ___________________________
                                                    By:
                                                    Title:


                                                    ___________________________
                                                    By:
                                                    Title:


                                                    ___________________________
                                                    By:
                                                    Title:


                                                    ___________________________
                                                    By:
                                                    Title:


                                                    ___________________________
                                                    By:
                                                    Title:

                                                    PRIVATE ACTIONS TRUSTEE:



                                                    ___________________________
                                                    By:
                                                    Title:

                                    Exhibit A

            Schedule of Certain Confidential Non-Estate Refco Claims

                                    Exhibit H

                                    Exhibit I

PLAN EXHIBIT I
EARLY PAYMENT ORDER
-------------------

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

----------------------------------------
In re                                   )
REFCO INC., et al.,                     )    Chapter 11
                                        )
                    Debtors.            )    Case No. 05-60006 (RDD)
                                        )
                                        )    Jointly Administered
----------------------------------------

               ORDER PURSUANT TO SECTION 105(a) OF THE BANKRUPTCY CODE AND BANKRUPTCY RULE 9019 APPROVING SETTLEMENT
                OF CONTROVERSIES AND DISPUTES AMONG THE DEBTORS, THE RCM TRUSTEE, THE PRE-PETITION SECURED LENDERS
                            AND CERTAIN OTHER PARTIES
                            -------------------------

         Upon the motion (as amended, the "Motion") of Refco Inc., Refco Group Ltd., LLC ("Refco") and their affiliated chapter 11 debtors in the above captioned cases (collectively, the "Debtors"), and the Chapter 11 trustee (the "RCM Trustee," and collectively with the Debtors, the "Movants") of Refco Capital Markets, Ltd. ("RCM"), seeking approval of a compromise and settlement pursuant to Rule 9019 of the Federal Rules of Bankruptcy Procedure (the "Bankruptcy Rules") of certain controversies and disputes among the Movants, other parties-in-interest, the Agent (as hereinafter defined) and the lenders from time to time (in their capacities as such, the "Lenders") under that certain Credit Agreement dated as of August 5, 2004 (as amended, supplemented or otherwise modified, the "Credit Agreement") among Refco Finance Holdings LLC (now Refco Group Ltd., LLC), the Lenders, Banc of America Securities LLC, Credit Suisse First Boston and Deutsche Bank Securities Inc., as co-lead arrangers and joint book running managers, Credit Suisse First Boston, as syndication agent, Deutsche Bank

Securities Inc., as documentation agent and Bank of America, N.A. as administrative agent, swing line lender and L/C issuer (in its capacity as administrative agent for the Lenders, the "Agent") (the Credit Agreement, all related mortgages, security agreements, guarantees and other related agreements and documentation executed in connection with the Credit Agreement, hereinafter collectively referred to as the "Loan Documents"); and

         The Movants and certain other parties-in-interest in these cases (as identified in Schedule I attached hereto, along with any other Releasing Party (as hereinafter defined) that executes and delivers a Participating Party Agreement, the "Participating Parties") having agreed to settle and compromise disputes with the Agent and the Lenders, and be bound by the terms of this Order; and

         The Agent and the Required Lenders (as defined in the Credit Agreement, the "Required Lenders") having agreed to the terms of this Order; and

         Each of the Movants and the Participating Parties having been found by the Court to have executed and delivered an agreement (the "Participating Party Agreement"), in form and substance satisfactory to the Agent, in which (i) each Movant agrees to use its reasonable best efforts to ensure that any plan confirmed in these cases is a Qualifying Plan (as defined below), (ii) each Participating Party agrees not to object to the provisions referred to in paragraph 10 to the extent they are contained in any plan proposed in these cases, or propose any plan that does not contain all such provisions and (iii) each Movant and Participating Party confirms that it is bound by the terms and conditions of this Order (including, without limitation, the releases contained herein), regardless of whether any plan or plans of reorganization are agreed upon or confirmed in these cases or any of the Debtors' cases is converted to chapter 7; and

         A hearing on the Motion (the "Hearing") having taken place before the Court on September 27, 2006, and based upon the Motion and the record of the Hearing, including the representatives and clarifications on the record to the hearing by various parties to the proposed settlement, which are incorporated herein, the Court having found the proposed settlement and compromise as set forth in this Order to be fair and reasonable, in the best interests of the estates of the respective Debtors and their respective creditors and other parties-in-interest, and of critical importance to the successful negotiation and implementation of a global plan in these cases;

         NOW, THEREFORE, upon the Motion and the evidence presented at the Hearing and the agreement among the parties to the terms and conditions of this Order, and there being due and sufficient cause for entry of this Order by the Court;
         IT IS HEREBY DETERMINED, FOUND, ADJUDGED AND ORDERED THAT:

         1. The Motion is a "core proceeding," and this Court has jurisdiction over the parties and property affected hereby pursuant to 28 U.S.C. ss.ss.157(b) and 1334.

         2. Due and sufficient notice of the Motion and Hearing has been given.

         3. This Order shall, on the terms and conditions hereinafter set forth, and to the extent provided herein, settle all disputes, controversies, claims and causes of action between the Movants and the Participating Parties on the one hand, and the Agent and the Lenders on the other, and shall be binding on all such estates and parties-in-interest and any successor or assign thereof (including, without limitation, any Chapter 7 or Chapter

11 trustee appointed in any of the cases and any litigation trust or similar vehicle established in connection with these cases), and shall not be modified or otherwise affected by any chapter 11 plan confirmed in these cases or any order of the Court, except as contemplated by this Order or as otherwise agreed in writing by all of the parties affected thereby.

         4. The compromises and settlements contained herein, including, without limitation, those that would become effective at the time of the effectiveness of, and pursuant to, a Qualifying Plan, are in the best interest of the Debtors and their estates, and confer substantial benefit on the estates and their creditors by, among other things, limiting potentially substantial secured claims for additional interest, fees and indemnities in favor of the Agent and/or the Lenders. Such compromises and settlements, and the contemplated consideration therefor as set forth in this Order, are the result of arm'slength bargaining, and are necessary and essential to permit the negotiation and implementation of a global plan in these cases.

         5. The provisions of this paragraph 5 shall take effect and become binding on the Trigger Date (as hereinafter defined). Except to the extent compromised and settled pursuant hereto, the claims of the Agent and the Lenders under the Loan Documents (the "Secured Claims"), as filed in the respective Debtors' cases, are allowed in full as secured claims in the cases of Refco and the Debtors who are Guarantors (as defined in the Loan Documents). The Secured Claims are secured by valid and perfected liens (the "Liens") on the collateral identified in the Loan Documents and in that certain order dated October 20, 2005, as subsequently amended, relating to adequate protection of the Lenders (collectively, the "Collateral"), which Collateral had on the date of the filing of each Debtor's respective chapter 11 or chapter 7 case (the "Petition Date"), and continues to have, a value in excess of the amount of the Secured Claims. The Secured Claims and Liens are not subject to avoidance under the Bankruptcy Code or under otherwise applicable law, and shall be paid in cash in accordance with this Order as promptly as possible after this Order becomes binding on the parties pursuant to paragraph 15 hereof.

         6. For purposes of this paragraph 6, "Outside Payment Date" shall mean, (A) if the Other Trigger Date (as hereinafter defined) has not previously occurred, the latest of (i) October 16, 2006, (ii) such other date not later than October 31, 2006 as may be designated by the Agent in its sole discretion, and (iii) such other date as may be designated by the Agent and the Required Lenders, in their sole discretion, and, (B) if the Other Trigger Date has previously occurred, as soon after the Other Trigger Date as all amounts specified in this paragraph 6 can be paid in full (including through a series of payments in accordance with the last sentence of this paragraph), and, in any event, not later than the 90th day following the Other Trigger Date. On or before the Outside Payment Date, the following amounts shall be irrevocably paid in full in cash to the Agent by the Debtors in respect of the Secured Claims, to be applied by the Agent in accordance with the Loan Documents (the date on which payment of such amounts in full and in cash has been made being referred to herein as the "Payment Date"):

                  (a) $642,000,000, constituting the full outstanding principal amount of the Loans (as defined in the Loan Documents, the "Loans");

                  (b) $1,693,276.42, calculated as set forth on Schedule II hereto, and constituting the full amount of interest accrued and unpaid under the Loan Documents as of the Petition Date;

                  (c) all interest accrued on principal and interest payable under the Loan Documents from the Petition Date through the Payment Date, payable at the Post-Petition Interest Rate and compounded daily from the Petition Date through the Payment Date (the "Post-Petition Interest Rate" for purposes hereof being the Base Rate in effect from time to time plus the Applicable Rate applicable to Base Rate Loans, as each such term is defined in the Credit Agreement, but without the additional 2% per annum ("Default Interest") provided for in clause
         (c) of the definition of "Default Rate" in the Credit Agreement);

                  (d) all fees and expenses (including, without limitation, fees and expenses of counsel and financial advisors to the Agent and/or the Lenders) reimbursable under the Loan Documents through September 30, 2006; provided, however, that the fees and expenses through September 30, 2006 payable pursuant to this paragraph 6(d) shall not exceed $13,500,000 unless (i) the Hearing is contested or any discovery is taken with respect to the Motion or (ii) any motion, demand, claim, cause of action, lawsuit or discovery against the Agent and/or any Lender, or with respect to any matter(s) in which the Agent and/or any Lender has a material interest, is commenced or threatened by any party-in-interest prior to September 30, 2006, in which case the amount to be paid under this paragraph 6(d) shall be the actual amount of fees and expenses (including, without limitation, fees and expenses of counsel and financial advisors to the Agent and/or the Lenders) reimbursable under the Loan Documents through September 30, 2006; and

                  (e) all unpaid fees, expenses and other amounts (exclusive of principal and interest on the Loans) reimbursable or payable under the Loan Documents through the Payment Date, including, without limitation, fees and expenses of counsel and financial advisors to the Agent and/or the Lenders incurred from October 1, 2006 through the Payment Date.

For purposes of this Order, the "Trigger Date" shall occur upon the earlier to occur of (i) the Payment Date and (ii) the date (the Other Trigger Date") on which the Agent, with the written consent of the Required Lenders in their sole discretion, notifies Refco, the RCM Trustee and the Committees in writing that a Trigger Date has occurred. If a Trigger Date occurs, all provisions of this Order that become effective upon occurrence of the Trigger Date shall become binding. Whether or not a Trigger Date has occurred, the Debtors party to the Loan Documents shall use their reasonable best efforts to raise the funds required to pay, and to pay (in a lump sum if prior to an Other Trigger Date and, in any event, in full by the Outside Payment Date if after an Other Trigger
Date), the amounts required to be paid pursuant to this paragraph 6 as promptly as possible, and the RCM Trustee shall support the efforts by such Debtors. In furtherance of and without limiting the generality of the foregoing, if the Other Trigger Date shall have occurred, and, at the time of the Other Trigger Date, the Debtors party to the Loan Documents do not have sufficient funds to pay such amounts in a lump sum, such Debtors shall pay such amounts as soon as possible after the Other Trigger Date from whatever funds are available to them from time to time for such purpose, provided that (i) any partial payments shall be made in increments of no less than $1 million, and (ii) all amounts required under this paragraph 6 to be paid shall have been irrevocably paid in full and in cash not later than the Outside Payment Date.

         7. Upon the occurrence of the Trigger Date, and in consideration for each Releasing Party being bound by its respective release pursuant to paragraph 8, the Agent and the Lenders, and each of their successors and assigns, shall be permanently enjoined from taking, or benefiting from, any action or commencing any legal proceedings to seek recovery of any losses in respect of principal and/or interest on the Loans not payable pursuant to paragraph 6 above (including, without limitation, for recovery of Default Interest) against (a) the Debtors or any of their respective properties and (b) each such other Releasing Party or Lender Releasee, including, without limitation, the holders of Securities under and as defined in that certain Indenture, dated as of August 5, 2004 (the "Indenture") among Refco Finance Holdings LLC (now Refco Group Ltd., LLC), Refco Finance Inc. and Wells Fargo Bank, N.A. as trustee.

         8. In consideration of the waivers and compromises made by the Agent and the Lenders as set forth herein, the parties have agreed and it is hereby ordered that upon the Trigger Date, each of the Lenders, the Agent, and all other agents, arrangers and book running managers under the Credit Agreement (solely in their capacities as such), and the successors and assigns of each of the foregoing, and, in their capacities acting on behalf of such party or parties with respect to the Loans, each of their directors, officers, employees, agents, professionals, properties, and advisors (collectively, the "Lender Releasees") shall be fully and forever released by the Debtors, their respective estates, their creditors and all other parties-in-interest in these cases, and the respective successors and assigns of each of the foregoing, including, without limitation, any Chapter 7 or Chapter 11 trustee appointed in any of the cases and any litigation trust or similar vehicle established in connection with these cases (collectively, the "Releasing Parties") from, against and with respect to any and all actual or potential demands, claims, causes of action (including, without limitation, derivative causes of action), suits, assessments, liabilities, losses, costs, damages, penalties, fees, charges, expenses and all other forms of liability whatsoever, in law or equity (including, without limitation, actions seeking to recharacterize, avoid, subordinate, set aside or disallow the liens or claims of any Lender Releasee, or seeking turnover of property, damages or any other affirmative recovery from any Lender Releasee, including, without limitation, any claim for contribution), whether asserted or unasserted, known or unknown, foreseen or unforeseen, pending or anticipated, arising under the Bankruptcy Code or under otherwise applicable law, that any Releasing Party ever had, now has or hereafter may have (whether by assignment or otherwise) based in whole or in part upon any act or failure to act by any of the Lender Releasees, on or prior to the Payment Date, in contemplation of the execution of the Loan Documents, in connection with the execution of the Loan Documents or the making or repayment of the Loans, or in connection with any transactions directly or indirectly related or connected in any way to the Loan Documents, the Collateral, the use of proceeds of Loans made under the Loan Documents, or any other transactions related to or in connection with any of the foregoing (collectively, the "Released Claims"); provided, however, that the Lender Releasees shall not include any person who is or was a director, officer, employee, shareholder, affiliate, professional or advisor of a Debtor or any affiliate of a Debtor, in such capacity. Furthermore, upon the Trigger Date, (a) each Releasing Party shall be deemed to expressly waive any and all defenses to the foregoing releases, including, without limitation, any rights conferred upon it by any statute, law, equitable principle or otherwise that provides that a release does not extend to claims of which the releasing party does not know or suspect to exist in its favor at the time of executing the release, which if known by the releasing party would have materially affected the releasing party's settlement with the released parties; (b) the releases granted pursuant to this paragraph 8 shall be full and final, whether or not a Qualifying Plan becomes effective, and shall constitute a complete defense against the Released Claims with respect to any and all parties who may seek to assert such claims derivatively or otherwise on behalf of or in the name or stead of the Debtors or their estates or any successor thereto, or any other Releasing Party; (c) each Releasing Party shall be permanently enjoined from seeking recovery of any amounts sought to be recovered from the Lender Releasees by any party through any cross-claim in any action brought by any Releasing Party against any party, or in any related action for similar relief against a Lender Releasee by any party; and (d) each Releasing Party shall be permanently enjoined from taking any action or commencing any proceeding against the Lender Releasees or their property with respect to any of the Released Claims.

         9. If and only if a Qualifying Plan becomes effective in these cases (the date on which such a Qualifying Plan becomes effective being referred to herein as the "Plan Effective Date") and such Qualifying Plan (and any related confirmation or other order implementing such Qualifying Plan) remains in full force and effect (including, without limitation, with respect to the releases thereunder or required pursuant to paragraph 10(b)) as it relates to the treatment of the Agent and the Lenders:

                  (a) any claims of the Agent and/or the Lenders for indemnification and other amounts payable under the Credit Agreement (other than fees and expenses of counsel and financial advisors) (the "Unsatisfied Credit Agreement Claims") shall be deemed estimated at $0 (the "Estimated Unsatisfied Credit Agreement Claims") and finally allowed (including for purposes of enforcement of any rights under the Indenture pursuant to Section 510(a) of the Bankruptcy Code) in such amount in the respective Debtors' cases pursuant to Section 5 02(c) of the Bankruptcy Code, but, in the case of indemnification claims, only to the extent they arise out of claims released by the Qualifying Plan as provided in paragraph 10(b);

                  (b) the claims of the Agent and/or the Lenders that are not Secured Claims arising out of the Loan Documents, including, without limitation, claims asserted for fraud and misrepresentation allegedly perpetrated by any Debtor, shall be deemed estimated at $0 for purposes of final allowance pursuant to Section 502(c) of the Bankruptcy Code; and

                  (c) the Agent and the Lenders shall be deemed to waive their right to seek recovery of any Estimated Unsatisfied Credit Agreement Claims under the subordination provisions of the Indenture against the holders of the Securities (as defined in the Indenture).

Each Movant shall use its reasonable best efforts to ensure that any chapter 11 plan confirmed in these cases is a Qualifying Plan.

         10. For purposes hereof, "Qualifying Plan" means a chapter 11 plan for all of the Debtors, or, if any Debtor's chapter 11 case is converted to a chapter 7 case, a binding settlement or like arrangement as to that Debtor and all other parties-in-interest (together with a plan for all of the other Debtors) that:

                  (a) provides that the terms and conditions of this Order shall govern the treatment of the Agent, the Lenders and the other Lender Releasees, and does not contain any term or condition inconsistent with the terms and conditions of this Order;

                  (b) specifies that in addition to the releases provided in this Order, the Lender Releasees shall be generally released by all third parties (the "Plan Releasing Parties") to the same extent as the releases described in paragraph 8;

                  (c) permanently enjoins the Releasing Parties and the Plan Releasing Parties from taking, or benefiting from, any action or commencing any legal proceedings against any Lender Releasee with respect to any matters released under this Order or under such Qualifying Plan (the "Released Matters");

                  (d) permanently enjoins the Agent and the Lenders from taking, or benefiting from, any action or commencing any legal proceedings against any Releasing Party or Plan Releasing Party to recover for any losses in respect of principal and/or interest on the Loans; and

                  (e) is confirmed pursuant to a binding confirmation order and, in the case of a Debtor converted to chapter 7, other binding order that (i) expressly confirms and approves the releases of the Agent, the Lenders and other Lender Releasees referred to in clause
         (b) of this paragraph 10 and (ii) includes injunctions comparable in scope to the injunctions referred to in clauses (c) and (d) of this paragraph 10.

         11. For the avoidance of doubt, and notwithstanding paragraphs 7 and 10(d), in the event the Agent or any Lender is not released by any party to the full extent contemplated in paragraph 10(b) (including, without limitation, as a consequence of conversion of the case of any Debtor to chapter 7), (a) the claims of each of the Agent and such Lenders, as the case may be, under the Loan Documents for indemnification arising from the failure of such release to be provided (whether such claims are fixed, liquidated, contingent or unliquidated) shall be allowed in full as Secured Claims against the Debtors party to the Loan Documents (it being understood that RCM is not a party to the Loan Documents), and shall be provided for under any plan or plans in respect of such Debtors and (b) the Agent and the Lenders shall be entitled to take any actions they deem necessary or appropriate to recover such Secured Claims.

         12. It is the intention of the Agent and/or the Lenders to continue to employ professionals to assure enforcement of the terms of this Order and implementation of a Qualifying Plan in accordance with the terms set forth above, and the Debtors are authorized and directed without further order of the Court to pay the fees and expenses of the Agent and such Lenders incurred after the Trigger Date, which shall continue to be payable in accordance with the Loan Documents, promptly upon receipt of invoices therefor. Consistent with the foregoing, all documents and pleadings filed by any Movant in connection with the enforcement of the terms and conditions of this Order, or the implementation of a Qualifying Plan, shall be reasonably acceptable to the Agent as to matters affecting the Agent or the Lenders, and the Agent and the Lenders reserve the right to object to any action or proceeding that is not consistent with the terms of this Order or any plan that is not a Qualifying Plan. In addition, the Agent and the Lenders reserve all of their rights (including, without limitation, the right to enforce and vote on any plan) with respect to any Secured Claims that are not satisfied or extinguished pursuant to this Order.

         13.      Upon the Payment Date,

                  (a) the Debtors shall be authorized to use cash collateral of the Lenders to pay allowed administrative expenses of the respective estates (subject to any applicable requirements of the Bankruptcy Code or orders of the Court) and to make other payments under an effective Qualified Plan or as permitted by the Bankruptcy Court without any further consent of or provision of adequate protection to the Agent or the Lenders;

                  (b) the adequate protection motion currently before the Court shall be postponed to the date of the hearing on confirmation of a plan;

                  (c) so long as any plan proposed or confirmed and consummated in any of these cases is a Qualifying Plan, and such plan (and the order confirming such plan) remains in full force and effect, the Agent and the Lenders shall not seek any additional adequate protection; and

                  (d) the Agent and the Lenders shall be deemed to consent to the granting by the Debtors to RCM of security interests and liens to secure credit obligations incurred by one or more of the Debtors for (but only for) the purpose of funding or refinancing the funding of the payments to the Agent made on the Payment Date pursuant to paragraph 6 to the extent that the principal amount of the credit obligations does not exceed the total sum of $200 million, which security interests and liens shall be subject and subordinate to any unsatisfied Secured Claims of the Agent and/or the Lenders (other than for Default Interest) in an amount equal to the amount of the Default Interest accrued through the Payment Date, and shall otherwise have priority over the Liens.

         14. This Order shall not be subject to modification or amendment by further order of the Court without the written consent of all of the Movants and the Agent.

         15. This Order shall become binding on the parties, and the Trigger Date may occur, only upon satisfaction of the following conditions:

                  (a) this Order and, unless otherwise waived in whole or in part by the Agent and the Required Lenders, an order (the "LLC Order") satisfactory to Refco, LLC ("LLC"), the Agent and the Required Lenders binding LLC, the Agent and the Lenders to the terms, conditions and other provisions in this Order as if LLC were a Releasing Party under paragraphs 7 and 8 of this Order, shall have been entered by the Court and, unless otherwise waived in whole or in part by the Agent and the Required Lenders, shall have become final orders in full force and effect, not subject to any further appeal, rehearing, modification or amendment, provided that the possibility that a motion under Rule 60 of the Federal Rules of Civil Procedure, or any analogous rule under the Bankruptcy Rules or applicable state court rules of civil procedure, may be filed with respect to this Order or the LLC Order will not cause this Order or the LLC Order not to be a final order;

                  (b) unless otherwise waived by the Agent and the Required Lenders, each Participating Party shall have executed and delivered the Participating Party Agreement, which shall be in full force and effect; and

                  (c) the Agent and the Required Lenders shall have agreed in writing to the terms and conditions of this Order, which shall be in full force and effect.

         16. In the event that, prior to the occurrence of the Trigger Date,
(a) an Outside Payment Date passes without the Payment Date having occurred or
(b) this Order has been reversed on appeal and such reversal on appeal has become final and non-appealable, then, in either such case, this Order shall cease to be in effect and shall no longer be binding on the Agent, the Lenders, the Debtors, the RCM Trustee, the Committees, the Participating Parties or any other parties-in-interest.

         17. Payments under this Order from BAWAG Proceeds (as defined in the Motion) will reduce Secured Claims against the Collateral. If any Debtor, BAWAG, any other party-in-interest, or their successors, assigns or representatives (including any insolvency representative or trustee) asserts a claim to or in respect of BA WAG Proceeds so paid, such payments shall be deemed to have been made from the Collateral, and such claim shall be asserted solely against the Collateral unencumbered by such payments, and not against the Agent or any Lender (or any payments to them hereunder).

         18. In the event that this Order does not become binding or, pursuant to paragraph 16 above, ceases to be binding, it shall not constitute an admission by any party-in-interest of any determination or finding stated herein.

         19. This Court shall retain jurisdiction to enforce the terms of this order and any releases, injunctions or further determinations provided for or contemplated hereby.


New York, New York
September 27, 2006



                                               /s/Robert D. Drain
                                              ---------------------------------
                                              Honorable Robert D. Drain
                                              United States Bankruptcy Judge

                                                                     Schedule I
                             Participating Parties
(a)  Debtors
Refco Inc.
Bersec International LLC
Kroeck & Associates, LLC
Marshall Metals LLC
New Refco Group Ltd., LLC
Refco Administration LLC
Refco Capital LLC
Refco Capital Holdings LLC
Refco Capital Management LLC
Refco Capital Markets, Ltd. (including the chapter 11 trustee thereof)
Refco Capital Trading LLC
Refco Finance Inc.
Refco Financial LLC
Refco Fixed Assets Management LLC
Refco F/X Associates LLC
Refco Global Capital Management LLC
Refco Global Finance Ltd.
Refco Global Futures LLC
Refco Global Holdings LLC
Refco Group Ltd., LLC
Refco Information Services LLC
Refco Mortgage Securities, LLC
Refco Regulated Companies LLC
Summit Management LLC
Westminster-Refco Management LLC
Refco Managed Futures LLC
Lind-Waldock Securities LLC

(b)  Committees
The Official Committee of Unsecured Creditors of Refco Inc., et al.
The Additional Official Committee of Unsecured Creditors of Refco Inc., et al. The Joint Subcommittee of the Official Committee of Unsecured Creditors of Refco Inc., et al. and the Additional Official Committee of Unsecured Creditors of Refco Inc., et al.

(c)  Committee members
Members of the Official Committee of Unsecured Creditors of Refco Inc., et al.
     o   D.E. Shaw & Co., LP
     o   Esopus Creek Advisors
     o   Wells Fargo Bank, N.A., as Indenture Trustee
     o   Cargill, Incorporated

Members of the Additional Official Committee of Unsecured Creditors of Refco Inc., et al.
     o   VR Global Partners, L.P.
     o   Markwood Investments Ltd.
     o   Premier Bank International N.V.
     o   Everest Asset Management, Inc.

(d)  MCG Members

Inter Financial Services, Ltd.
Capital Management Select Fund Ltd.
Global Management Worldwide Limited
Arbat Equity Arbitrage Fund Limited
Russian Investors Securities Limited
Garden Ring Fund Limited
RB Securities Limited IDC Financial S.A.
Investment & Development Finance Corp.
Ernesto Ruiz Sinibaldi
Christian Klose Pieters
Aida Margarita Rosales de Klose

(e)  RCM Settlement Joinder Parties
VR Global Partners, L.P.
Paton Holdings Ltd.
VR Capital Group Ltd.
VR Argentina Recovery Fund, Ltd.
Premier Bank International N.V.
Markwood Investments Ltd.

(f)  Other
Fintech Advisory Inc.
VR Advisory Services, Ltd.
Josefina Franco Siller

(g) a Super Majority under and as defined in the RCM Settlement Agreement as filed with the Court on August 23, 2006 (inclusive of persons listed above).

and

(h) a majority in number of the following entities:
Oslo International S.A.
Alfredo Skinner-Klee and Alexandra Sol de Skinner-Klee
Ballery Holdings
Bilston International Inc.
Turisol Casa de Cambio, C.A.
Sud America de Seguros C.A.

Latina de Seguros, f/k/a Generali Peru Compania de Seguros y Reseguros Heptagon Financial Planners, Ltd.
Banco de Hipotecario de Inversion Turistica de Venezuela as trustee of Fideicomiso
Federal Forex Investment

                                                                   Schedule II


              Calculation of Interest Accrued and Unpaid Under the
                     Loan Documents as of the Petition Date




       Accrual Days                        Principal
   From           To          Days        Outstanding           Rate        Accrual         Interest
-----------------------------------------------------------------------------------------------------------
   9/30/2005     10/10/2005        10   $  642,000,000.00         5.84063%      360   $       1,041,579.02
   10/10/2005    10/16/2005         6      642,000,000.00         6.09063%      360             651,697.40
                             --------                                                ----------------------
                                   16                                                 $       1,693,276.42

                                    Exhibit J

PLAN EXHIBIT J
BYLAWS OF FXCM COMMITTEE
------------------------

This Exhibit is subject to all of the provisions of the Plan, including, without limitation section 12.5, under which the Plan Proponents have reserved the right to alter, amend, or modify the Plan, including any Exhibits thereto, under section 1127(a) of the Bankruptcy Code at any time prior to the Effective Date.

                               THE FXCM COMMITTEE
                                       OF
                             REORGANIZED REFCO, INC

                                    BY-LAWS

                            [_______________, 2006]




1. PREAMBLE
   --------

                  1.1 Refco Inc. ("Refco") and certain subsidiaries of Refco, including Refco Capital Markets, Ltd. ("RCM"), each on October 17, 2005 (the "Petition Date"), and certain additional subsidiaries of Refco on June 5, 2006 (collectively and, together with Refco and RCM, the "Debtors") filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code, 11 U.S.C. ss. 101 et seq. (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"). The petitions commenced chapter 11 cases now being jointly-administered under the case name In re Refco, Inc., et al., Case No. 05-60006 (RDD) (whether administered in chapter 11 or chapter 7, the "Cases"). Marc S. Kirschner was subsequently appointed by the Bankruptcy Court as the Chapter 11 trustee of RCM.

                  1.2 A global plan of reorganization in the Chapter 11 Cases entitled "Joint Chapter 11 Plan of Refco, Inc. and Certain of its Direct and Indirect Subsidiaries" dated October 20, 2006 (the "Plan") was confirmed by the Bankruptcy Court on December [15], 2006. Terms defined in the Plan and not otherwise defined in these By-Laws have the same meanings in these By-Laws as set forth in the Plan.

                  1.3 As of the Petition Date, Debtor Refco Group Limited LLC ("RGL") held a 35% interest in Forex Capital Markets, LLC ("FXCM"). Pursuant to the Plan, on the Effective Date RGL's interest in FXCM will be held by Reorganized Refco for the benefit of creditors of the

Contributing Debtors (to the extent includable in the Contributing Debtors General Unsecured Distribution) and otherwise for the benefit of RCM.

                  1.4 Although all rights of Reorganized Refco in respect of the interest are to be exercised by the Plan Administrator, nevertheless the Plan contemplates the formation of a five-person FXCM Committee, composed of the RCM Trustee and four creditors of either RCM or the Contributing Debtors and chaired by the RCM Trustee, to coordinate on all matters relating to the disposition or distribution of the interest in FXCM.

                  1.5 The Plan further provides that the members of the FXCM Committee, other than the RCM Trustee, shall be selected by the Joint Sub-Committee (inclusive of its ex-officio members, but exclusive of Holders of Senior Subordinated Note Claims and the Senior Subordinated Note Indenture Trustee) and that the resulting FXCM Committee shall establish By-Laws.

                  1.6 The FXCM Committee having been so formed and selected, the FXCM Committee hereby establishes these By-Laws.

2.        GENERAL

                  2.1 Name. This committee shall be known as the FXCM Committee of Reorganized Refco, Inc., and is referred to in these By-Laws as the "Committee".

                  2.1 Membership. The members of the Committee (the "Members"), having been selected as provided in the Plan, are those currently set forth on the signature pages to these By-Laws, including the RCM Trustee.

                  2.2 Functions. The function of the Committee is to coordinate on all matters relating to any potential disposition or liquidation of Reorganized Refco's interest in FXCM. As provided in the Plan, no decision in respect of the disposition or distribution of Reorganized Refco's interest in FXCM shall be made by Reorganized Refco, or the Plan Administrator acting on Reorganized Refco's behalf, without consultation with the Committee and, to the extent permitted by applicable law, the consent of the Committee.

                  2.3 Chairperson. The Chairperson ("Chair") shall be the RCM Trustee. In the event that the RCM Trustee resigns, or for any other reason the RCM Trustee is unable to serve, the majority of the Members shall choose a successor. Absent resignation, the RCM Trustee shall serve as Chair until there is no person acting as RCM Trustee. The successor shall then be elected by a majority of the Members.

                  2.5 Professionals. The Committee will not engage its own counsel, financial advisor or other professionals.

                  2.6 Vacancies. In the event that any Member other than the RCM Trustee is no longer qualified, or is unable or otherwise fails to serve as a Member, the RCM Trustee may fill the vacancy by selecting another Member that is (a) a creditor of RCM if the Member being replaced is a creditor of RCM or
(b) a creditor of the Contributing Debtors if the Member being replaced is a creditor of a Contributing Debtor. Such selected Member shall be acceptable to the majority in number of the remaining Members. A Member other than the RCM Trustee is no longer qualified to serve if it sells, transfers or assigns more than 15% of the aggregate amount of its claims, measured as of November ___, 2006, against the RCM estate or the Contributing Debtors' estates, as the case may be, or any option thereon or any right or interest (voting or otherwise) therein and, following such sale or other action, the remaining claims of such Member are less than those of any other

Member excluding the RCM Trustee. The Member does not lose its qualification by the mere granting of a security interest without voting authority in favor of a secured party, but does lose its qualification if the security interest is enforced, whether by foreclosure or otherwise. Each Member shall notify the other Members promptly of any such sale or other action.

                  2.7      Confidentiality.

                  A. Each Member agrees that the information it receives pursuant to its position as a Member of the Committee (as opposed to information disseminated generally to creditors) and the deliberations of the Committee or any subgroup thereof (collectively, the "Confidential Information") are to be maintained as confidential. Confidential Information excludes information that is generally available to the public, or information that a Member received or receives from independent sources, notwithstanding that the Member also received or may receive such information as a result of being a Member. Except as provided herein, the Member or an individual representative of a Member who receives Confidential Information may disclose it only to other employees or representatives of the Member or its affiliates or professionals hired by the Member and only for purposes of fulfilling the Member's duties and obligations as a Member. Each Member shall be responsible for informing any affiliates or individual representative of a Member that receives Confidential Information of the confidential nature of the information and the restrictions imposed upon each Member by these By-Laws.

                  B. Members may not disclose Confidential Information to non-Members, in pleadings in the Cases or otherwise, without authorization from the Committee or the Bankruptcy Court, and Members may not use Confidential Information for any purpose unrelated to their membership on the Committee.

                  C. Some or all of the Confidential Information may be protected by the attorney-client privilege, the work-product privilege or other applicable privilege. Unauthorized disclosure of Confidential Information shall not destroy any applicable privilege except by operation of law.

                  D. Without violating the terms of any confidentiality agreement entered into by the Committee and a third party, the Committee or any of its authorized representatives may disclose Confidential Information in the course of asserting the Committee's positions in the Cases.

                  E. A Member or its representative may disclose Confidential Information to the extent required in the opinion of a Member's outside counsel by applicable law or regulation or by legal, regulatory or judicial process or required in the opinion of a Member's outside counsel in response to any subpoena or other legal process. If disclosure is required by this paragraph, the relevant Member agrees to inform the recipient of such Confidential Information upon receipt thereof of its confidential nature and the need to maintain such confidentiality. If disclosure is required by this paragraph, the relevant Member further agrees (unless prohibited by law or regulation or by court or administrative authority) to provide the other Members as much prior written notice as is practicable under the circumstances to enable another Member to interpose an objection to such disclosure by way of a protective order or otherwise and will seek to submit or file the relevant Confidential Information under seal or its equivalent.

3. MEETINGS AND ACTION BY THE COMMITTEE

                  3.1 Calling and Notice. Meetings of the Committee may be called by the Chair. A meeting of the Committee must be called by the Chair upon the request of a majority of the Members (other than the Chair). Notice of the time and place of each meeting of the Committee shall be given to each Member reasonably (under the circumstances) in advance of such meeting. No notice of an adjourned meeting need be given, other than by announcement at the meeting at which the adjournment is taken and by reasonable notice (under the circumstances) to any Members who were not present at such meeting. The Committee shall endeavor, whenever feasible, to determine at each meeting when the next regular meeting shall be held. Each notice of a meeting shall be in writing and given by facsimile transmission, e-mail or overnight delivery service.

                  3.2 Place of Meetings; Meetings by Conference Call. Each meeting of the Committee shall be held at such place designated by the Chair. As necessary and appropriate in the judgment of the Chair, meetings may be conducted by telephone conference call. The Chair shall endeavor to notify Members of meetings at least 24 hours in advance thereof, provided that shorter notice may be given if the Chair determines that the situation requires such shorter notice.

                  3.3 Meeting Agenda. If feasible, a proposed agenda will be circulated to each Member reasonably (under the circumstances) in advance of each Committee meeting.

                  3.4 Quorum. A majority of Members of the Committee shall constitute a quorum for the transaction of business at any meeting. For all purposes of these By-Laws, "Present" shall mean present in person, by telephone, or by Authorized Proxy (as defined below).

                  3.5 Voting. Each Member shall be entitled to one vote, and may be Present and vote (i) by its representative, (ii) through a designated alternate or counsel, (iii) through another Member who is authorized by such Member to cast such Member's vote, or (iv) by authorizing another Member to cast an absentee ballot according to the absent Member's advance instructions (each, an "Authorized Proxy"). Action of the Committee shall be authorized by the vote of a simple majority of the Members Present. If, as the result of absence, recusal, abstention or conflict of interest, the Members Present are even in number, the Chair shall cast the deciding vote in any matter as to which the Members Present are deadlocked. The designation of alternates or Authorized Proxies at meetings may be in such form, written or oral, as may be acceptable to the

Chair. Telephone, e-mail or telecopier votes solicited pursuant to this paragraph shall be given full voting effect and may be counted in computing a quorum in respect of the relevant action. Attendance at meetings shall be limited to Members, their respective counsel, and other parties invited by the Committee for special or limited purposes.

                  3.6 Action Without Meeting. Actions of the Committee may be taken by vote without a meeting by polling Members on the issue by telephone, e-mail or telecopier. Polling may be conducted by the Chair or by an agent or employee of the Chair. Such a vote shall be effective if a good faith effort is made to reach and consult with each Member with respect to the proposed action, and if, prior to the taking of such action, a quorum is polled and a majority of those voting, excluding abstentions, approve the action, which approval may be confirmed in writing to the Chair. The Chair or his or her designee shall provide prompt notice of any such action to each Member who has not given approval, which notice shall be confirmed in writing.

                  3.7      Conflicts of Interest.


                  A. In the event that any matter under review or consideration by the Committee shall involve a potential conflict of interest with respect to any Member, the Member shall disclose such potential conflict to the Committee and shall immediately and without further action by the remaining Members withdraw from the meeting for the duration of the remaining Members' consideration of such matter and shall abstain from voting on the matter. In the absence of affirmative disclosure by a Member having a potential conflict of interest, a majority of the Members (after disregarding the vote of any Member having the same conflict of interest) shall have the authority to excuse any such Member from any deliberations or vote as to the matter. Notwithstanding the foregoing, the conflicted Member shall have the right to address the Committee, and the Committee shall have the right to hear the comments of any Member subject to a potential conflict of interest before such Member is excused from further deliberations and voting on the matter.

         B. Any Member not allowed to vote shall be counted for purposes of establishing a quorum only for the limited purpose of a vote under this paragraph to exclude a Member from a meeting. In cases of multiple conflicts of interest, all potential conflicts of interest shall be resolved simultaneously by the non-conflicted Members.

4.       ACTION BY REPRESENTATIVES OF THE COMMITTEE

                  4.1 Chair. The Chair shall preside at all meetings of the Committee and, subject to the authority granted by the Committee, shall have such powers and duties as are set forth in these By-Laws (including voting powers as a Member) or as the Committee assigns to the Chair.

                  4.2 Minutes. Minutes may be recorded at each meeting and distributed to all Members by the Chair or his or her designee. The Minutes may be approved at a subsequent meeting after discussion by the Members or may be tabled for approval at a subsequent meeting.

5.       MISCELLANEOUS

                  5.1 Ex Officio Members. There shall be no ex officio Members of the Committee.

                  5.2 Continuing Right of Committee Members To Act in Individual Capacity. These By-Laws do not (a) prevent any Member from exercising or seeking to enforce or protect any of its rights as an individual creditor of RCM or the Contributing Debtors as the case may be or (b) otherwise affect the ability of any creditor to act in its capacity as an individual creditor of RCM or the Contributing Debtors as it may deem appropriate.

                  5.3 Expenses. Each Member shall bear such Member's own expenses incurred in serving on the Committee unless otherwise agreed by the Committee and approved by the Bankruptcy Court.

                  5.4 No Reliance. These By-Laws are for the convenience of the Members and only and shall not create any rights, express or implied, in or for the benefit of any other person other than as provided herein.

                  5.5 Successor RCM Trustee. These By-Laws shall inure to the benefit of and be binding upon any successor RCM Trustee.

                  5.6 Amendments. These By-Laws may be amended, repealed or adopted by the vote of a majority of the Members including the RCM Trustee if then serving as a Member.

                  5.7 Dissolution. The Committee shall dissolve 30 days after such time as Reorganized Refco's interest in FXCM has been sold or liquidated.







     [Remainder of page intentionally left blank. Signature page follows.]

Dated and Agreed: [________________, 2006]




By:_______________________________         By:_______________________________
Name:_____________________________         Name:_____________________________
Title:____________________________         Title:____________________________



By:_______________________________         By:_______________________________
Name:_____________________________         Name:_____________________________
Title:____________________________         Title:____________________________



_______________________________________
Marc S. Kirschner in his capacity
as Chapter 11 trustee of Refco Capital
Markets, Ltd. (Chair)

                                    Exhibit K

PLAN EXHIBIT K
NON-EXCLUSIVE LIST OF RETAINED ACTIONS
-------------------------------------------------------------------------------

This Exhibit is subject to all of the provisions of the Plan, including, without limitation section 12.5, under which the Plan Proponents have reserved the right to alter, amend, or modify the Plan, including any Exhibits thereto, under section 1127(a) of the Bankruptcy Code at any time prior to the Effective Date.

The following is a non-exclusive list of potential or actual causes of action that the Debtors and/or RCM could assert, have asserted or may potentially assert. The Plan Proponents reserve their right to modify this list to amend such causes of action or otherwise update this list, but disclaim any obligation to do so. For the avoidance of doubt, the causes of action listed below do not include any causes of action that are released pursuant to the Plan, the Confirmation Order or any other order of the Bankruptcy Court.

                  1. Examiner-Identified Litigation

                  The Debtors and/or RCM may pursue, and expressly reserve the right to pursue, any potential claim or cause of action identified by the Examiner, either preliminarily, informally, or as may appear in any interim or final report that the Examiner may issue, including, but not limited to, claims arising from the initial public offering consummated by Refco on August 16, 2005, including against professionals who rendered services in connection with the IPO, which includes those professionals listed in Appendix 2, as well as persons who received dividends in connection with the IPO, which includes persons listed in Appendix 4. The Plan Proponents are continuing to review such potential causes of action and may pursue such causes of action against such parties.

                  2. Professionals

                  The Debtors and/or RCM reserve the right to pursue litigation against professionals who provided services to the Debtors and/or RCM prior to the Petition Date, as well as professionals who advised other parties (including, but not limited to, insiders) in connection with prepetition transactions involving the Debtors and/or RCM. The Plan Proponents are continuing to review such potential causes of action and may pursue such causes of action against such parties, including those listed in Appendix 2.

                  3. Cargill

                  The Debtors and/or RCM have determined that one or more of them has claims against Cargill, Incorporated ("Cargill") arising from or relating to an acquisition of certain businesses from Cargill during the summer of 2005. The Debtors and/or RCM reserve the right to institute litigation against Cargill, and any other potential defendants that may be appropriate, to recover damages in amounts to be determined and for other related relief.

                  4. Employee/Insider Claims

                  The Debtors and/or RCM reserve the right to bring claims against any and all former officers or insiders. The Plan Proponents are continuing to review such potential causes of action and may pursue such causes of action against such parties, including those listed in Appendix 4.

                  5. Accounts Receivable Collection

                  The Debtors and/or RCM have determined that one or more of them has claims against parties who have not paid amounts due to the Debtors and/or RCM as set forth in the Debtors' and RCM's books and records. The Plan Proponents are continuing to review such potential causes of action and may pursue such causes of action against such parties, including those listed in Appendix 5.

                  6. Avoidance Actions(1)

                  Except as may be otherwise provided in the Plan or agreed to by the Debtors and/or RCM, any and all Claims may be subject to causes of action arising under sections 502, 510, 541, 542, 544, 545, 547, through 551 and 552 of the Bankruptcy Code, or under related stated or federal statutes and common law, including fraudulent transfer laws that, even if not timely filed, may still be asserted as affirmative defenses to the allowability of such Claims in accordance with Section 502(d) of the Bankruptcy Code, subject to the rights of Holders of Claims to contest the availability thereof. The Plan Proponents have identified third parties who have received an interest in property of one or more of the Debtors and/or RCM on or within 90 days before the Petition Date or, with respect to insider parties, between 90 days and one year before the Petition Date, and are in the process of analyzing whether such transfers are subject to avoidance. The Plan Proponents are continuing to review such potential causes of action and may pursue such causes of action against such parties, including those listed in Appendix 6.

                  7. Portfolio Wind-Down Claim

                  The Debtors and/or RCM have determined that they may have certain claims or causes of action against certain customers related to the liquidation of such customers' portfolios prior to or following the Petition Date. The Plan Proponents are continuing to review such potential causes of action and may pursue such causes of action against such parties, including those listed in Appendix 7.


_______________________


1 Due to confidentiality concerns, the Plan Proponents have not separately listed herein any potential Avoidance Actions that FXA may hold against, inter alia, current or former customers of FXA. However, the Plan Proponents have identified parties who have received an interest in property of FXA on or within 90 days before the Petition Date, or with respect to insider parties, between 90 days and one year before the Petition Date, and are in the process of analyzing whether such transfers are subject to avoidance, including, without limitation, those parties listed on Attachments 3(a) and 3(b) of the Statement of Financial Affairs filed by FXA in Case No. 60023 on December 30, 2005.

                  8. Other Actions

                  The Debtors and/or RCM have determined that they may have certain claims or causes of action outside of bankruptcy against certain counterparties to various contracts, customers, vendors, joint ventures, or other third parties arising from the Debtors' day to day prepetition and postpetition activities. The Debtors reserve the right to institute litigation upon a determination that valid claims exist. The Plan Proponents are continuing to review such potential causes of action and may pursue such causes of action against such parties, including those listed in Appendix 8.

All of the above causes of action against any person or entity, also includes any and all agents, employees, professionals, representatives, officers, directors, members, partners, successors, affiliates and assigns of such person or entity. The Debtors, RCM, the Reorganized Debtors and Post-Confirmation RCM expressly reserve all rights, defenses and counterclaims against any person or entity that has asserted or could assert a claim against the Debtors and/or RCM.

Appendix 2: Professionals

1.     Arthur Anderson, LLP
2.     Bryan Cave LLP
3.     Carillon Advisors LLC
4.     Consentini Associates
5.     Deloitte & Touche, LLP
6.     Ernst & Young
7.     FTI Consulting
8.     Goldman Sachs & Co.
9.     Grant Thornton
10.    Herrick, Feinstein LLP
11.    Holland & Knight LLP
12.    Irwin Capital LLC
13.    Keenzone Consulting, LLC
14.    Kerr, Russell & Weber PLC
15.    Kirkland & Ellis LLP
16.    KPGM
17.    Latham & Watkins
18.    Levine Jacobs & Company LLC
19.    Mayer, Brown, Rowe & Maw
20.    Murray Devine & Co., Inc.
21.    O'Conner & Company
22.    PriceWaterhouseCoopers
23.    Raymond James & Associates Inc.
24.    Rubenstein Associates, Inc.
25.    Schiff Hardin LLP
26.    Schulte Roth & Zabel LLP
27.    Ssaris Advisors LLC
28.    Towry Law
29.    Watson & Associates
30.    Weil, Gotshal & Manges

Appendix 4: Employer/Insider Claims

1.     Andre J. Dill
2.     Annette Cazenave
3.     Anthony Whaley
4.     Charles G. Collis
5.     David V. Harkins
6.     Dennis Klejna
7.     Erin Ryan
8.     Gerald M. Sherer
9.     Joseph J. Murphy
10.    Keith Kent
11.    Leo Breitman
12.    Nathan Gantcher
13.    Paul Smith
14.    Perry Rotkowitz
15.    Philip Silverman
16.    Phillip R. Bennett
17.    Richard Butt
18.    Robert S. Trosten
19.    Robert Shapiro
20.    Ronald O'kelley
21.    Santo Maggio
22.    Scott A. Schoen
23.    Scott Jaeckal
24.    Thomas H. Lee
25.    William Sexton


Appendix 5: Accounts Receivable Collections Actions

1.        Chicago Mercantile Exchange                           42.    Michael Bracher
2.        Lasalle Commercio                                     43.    Michael D. Farrell
3.        Phillip R. Bennett                                    44.    Michael Egan
4.        Adam Ginensky                                         45.    Michael Evans
5.        Alan H. Kurtin                                        46.    Michael Harrison
6.        A-Z Vending                                           47.    Michael Heifetz
7.        Brett Simons                                          48.    Michael Manning
8.        Brian Schaer                                          49.    Michael Stoltzner dba Futrex
9.        Candice Sunderlin                                            Trading LLC
10.       Charles Proctor                                       50.    Patrick A. Walsh
11.       Christopher M. Wolf                                   51.    Phillip R. Bennett
12.       Con Coughlin                                          52.    PhillipRr. Bennett
13.       CW Paul Kambout & Michael                             53.    Product Promotion LTD.
          Diorio                                                54.    Raymond Buck
14.       Damon Federighi                                       55.    Ronald Burnstein
15.       Dan C. Henning Jr.                                    56.    Steve Kessler
16.       Doug C. Lang                                          57.    Suffolk - KAV LLC
17.       Doug Riccolo                                          58.    Suffolk - MKK LLC
18.       Dr. Charles Simpson                                   59.    Suffolk - SUG LLC
19.       Ed O'bradovich                                        60.    Suffolk, LLC
20.       Edward Hong                                           61.    Terence M. Corby
21.       Eric Mcfarland                                        62.    Thomas H. Ritter
22.       Forstmann Leff International                          63.    Tim Jacobs
          (Warren International)                                64.    William Braman
23.       Frank L. Culin                                        65.    A.O.A. Investments
24.       Granex                                                66.    Abadi & Co. Securities Banco D
25.       Heather Koch                                          67.    Acciones y Valores S.A.
26.       James M. Donahue                                      68.    Acies Assets Management SA
27.       James Pooler                                          69.    Activcard
28.       James Schultz                                         70.    Activcard Sa-Spons ADR
29.       Jay Deutsch                                           71.    Adelaide Overseas Corp
30.       Jeffrey A. Coburn                                     72.    Advance Business Trading Co.
31.       John E. Wilkin                                        73.    Albert & AngelaHhu Revocable
32.       John F. Cunningham                                           Trust
33.       John F. Lawler                                        74.    Aldesa Valores Puesto de Bolsa
34.       John Hackett                                          75.    Alfa Capital Holding(Cypurs)LT
35.       John Wheelihan                                        76.    Allied Properties
36.       Julio Osacky                                          77.    Allodi Kevin - Loan Account
37.       Lawrence Dunning & Mamir Zorlak                       78.    Almiron Finance Corp.
38.       Man Financial                                         79.    Alsaawi, Fahad A./KFX
39.       Mark Leemaster                                        80.    Altman, Betty
40.       Mark Spector                                          81.    Amel (Glon)
41.       Matthew Stonestreet                                   82.    American Manor Enterprises


83.       American Manor Enterprises                             128.  Bco. Hiptecario Inv. Turistica
84.       Amerro Asset Mgt Ltd                                   129.  Bco.Hipotecario de inversion t
85.       Ansari, Khalil                                         130.  Bencorp Custody
86.       Api Electronics Group Corp                             131.  Bergsma. G
87.       Appadurai, Alok & Arjun & C.                           132.  Bernhard Abbuehl
          Brecke                                                 133.  BFI Forex Fund, L.L.P./Forex
88.       Arcadia Hill Inc.                                      134.  Bhamre, Shirkrish Laxman
89.       Arkwood International                                  135.  Bizuka, Mary H.
90.       Armels Trading Corp. Ltd                               136.  Bk Of Ayudhya
91.       Asas Dunia                                             137.  Black Herbert
92.       Asm Trading, LLC                                       138.  Blakell Europlacer Ltd.
93.       Aspis LLC                                              139.  Bn Valores Puesto De Bolsa, S.
94.       Aton International Limited                             140.  Bnp Paribas
95.       Aussie Capital Limited                                 141.  Bolton Capital Planning LLC
96.       Autosevicio Mayorista Diarco                           142.  Boston Finans A.S.
97.       Axum Intl Currency Fund Ltd                            143.  Britol Enterprises, Inc
98.       B.I.V Caracas                                          144.  Brompton Investment Company
99.       Bajonaid, A. Ahmad                                     145.  Bulltick Capital Markets
100.      Bancaribe Curacao Bank N.V                             146.  Burke Trading, LP
101.      Banco Agricola(Panama)S.A                              147.  C A La Electricidad De Caracas
102.      Banco Banex S.A                                        148.  C.F.T. Overseas Corp.
103.      Banco Banex S.A.                                       149.  Capital Returns Int Fund, Ltd
104.      Banco Cuscatlan-Tr                                     150.  Capital Ventures International
105.      Banco De Bogota Sa                                     151.  Cargill Agricola S.A.
106.      Banco De Credito Del Peru                              152.  Cargill Ferrous International
107.      Banco De Investimento / Madeira                        153.  Cargill Global Trading
108.      Banco Del Occidente, Panama                            154.  Cargill Inc.-Cm
109.      Banco Galicia                                          155.  Cargill Investor Services, Inc.
110.      Banco Hipotecario S.A                                  156.  Cargill Saci Uruguay Branch
111.      Banco Industrial De Venezuela/                         157.  Carmyle Investments Ltd. #2
112.      Banco Interamericano De Finanz                         158.  Carmyle Investments Ltd. #5
113.      Banco Monex                                            159.  Cemex Sa Spons Adr Part Cer
114.      Banco Provincial/Caracas                               160.  Chaco City Investments, Ltd
115.      Banco Salvadoreno, S.A.                                161.  Chand, Krishan
116.      Banco Uno Panama-Repo                                  162.  Chao-Hsiang, Wang
117.      Bancolombia Panama                                     163.  Choulex Fx Clear
118.      Bancolombia S.A.                                       164.  Cis Financial Services, Inc.
119.      Banesco Holding Ca.                                    165.  Clanbrassil (Nominees) Ltd
120.      Bangkok Farm Co Ltd                                    166.  Clickmarks.Com
121.      Banistmo Securities El Salvado                         167.  Climan,Mr. L
122.      Bank Of Ayundhya Pub Co-Forgn                          168.  Commodity House Proprietary Ltd
123.      Barker, Rotchford                                      169.  Condor Anlegen Ag Limited
124.      Barry Blau                                             170.  Cook, Trevor & Gina
125.      Basista, Beata                                         171.  Copernico Argentina Fund
126.      Batton, Tim S.                                         172.  Copernico La Strategic Fund
127.      Bawag Sub Account 4(A)                                 173.  Cornerstone Partners, L.P.

174.      Corp.Financiera Del Valle S.A                        219.    Fci Fidecorp Investments Avv
175.      Corporex Trading LLC                                 220.    Fe Global Leverage Inv.
176.      Counter-Party Terminations - Fx                      221.    Federal Portfolio Mnmgt Inc
177.      Counter-Party Terminations -                         222.    Fehlker, Achim
            Securities                                         223.    Fife, John
178.      Country Heights                                      224.    First Global Bank Limited
179.      Credicorp Ltd                                        225.    First Strike Diamonds Inc
180.      Crow,Richard                                         226.    Flagonville Tr. Cy.
181.      Cts Series B, LLC                                    227.    Forex Advisory Services Ltd #2
182.      Cts Series C, LLC                                    228.    Forex Advisory Services Ltd #3
183.      Cts Series I LLC/Deerhurst                           229.    Forex International Corp
184.      Cts Series Ii, LLC/ Deerhurst                        230.    Fortuna Intl Hldgs
185.      Cts Series Iii, LLC                                  231.    Frankel, Daniel/Catranis
186.      Cts Series Iv, LLC                                   232.    Frontline Ltd
187.      Danixmaster Fund Limited                             233.    Futures Portfolio Fund, LP
188.      Dauber, Robert L. - Moderate                         234.    Fxcm
189.      Davis S. Oros And Marla T. Oros                      235.    Gaf Global Access Fund
190.      Delin, Anton                                         236.    Gaiacorp Trading Limited
191.      Denali Master Fund LP                                237.    Gardrum Limited
192.      Denali Master Fund LP                                238.    Global Fund
193.      Denali Master Fund LP                                239.    Global Partners Emerging Markets
194.      Dennis Ray Berman                                            S.A.
195.      Dennis Ray Berman                                    240.   Globeinvest Corp
196.      Devonshire Capital Ltd                               241.   Goma, Joelle
197.      Dikkenboer, A. Den                                   242.   Gpo Fin Banorte
198.      Dtp Trading Ltd                                      243.   Grand Trading Limited
199.      Dwt Investments 2002 LLC                             244.   Grupo Mexicano De Desarollo
200.      Eisler / Coral Rock -Ul                              245.   Gs Glbl ALPha Fund, L.P.
201.      El Pacifico Vida Cia Deseguros                       246.   Gs Glbl Curr Fund - $ Plus
202.      Elishayov, David                                     247.   Gulf Finance & Investment Co S
203.      Epple, Jurgen                                        248.   Gulfstream Financial Ltd
204.      Equator Investment Holdings Lt                       249.   Gulfstream-Cj Group
205.      Eternity Global Master Fnd Ltd                       250.   Halewood International F.X. Ltd.
206.      Euro Sicav Alliance Galaxy                           251.   Hassan Mohamed El Barbary
207.      Euro Sicav Alliance Galaxy/Cor                       252.   Hawkes Contract Trust
208.      Euro Sicav Alliance Opal Ii/Cr                       253.   Hencorp Becstone International
209.      Euro Sicav Alliance Opal Iii                         254.   Hencorp Bec stone Intl
210.      Euro Sicav Alliance Opal Iii                         255.   Heptagon Casa De Bolsa
211.      Euro Strategic Investments, Ltd.                     256.   Heptagon Financial Services In
212.      Euroclear                                            257.   High Yield Int/Blackwatch
213.      Euroclear                                            258.   High Yield International/B lackwatch
214.      European Sicav Alliance-Odin                         259.   Hindi,Jean N.
215.      Europlan Trust Co. Ltd                               260.   Hornbeck Offshore Services Inc
216.      F & G International Ltd.                             261.   Hornbeck Offshore Svcs Inc New
217.      Falcinvest Master Fund                               262.   Hotel Mark Intl Investments
218.      Fauzsah Bte Abd Hamid                                263.   Houser/Sunrise

264.    Hsbc - London                                          308.  Loja, Eduardo Rigon
265.    Hunziker Investments S.A. #1                           309.  Lonestar International Fund
266.    Indah Kiat PuLP Pa                                     310.  Louis Dreyfus Corporation
267.    Index Fx Limited                                       311.  Louis Dreyfus Trading Ltd
268.    Inter P.I.D.Holdings Ltd                               312.  Louisa Starkey/Idex
269.    Interbolsa Inc                                         313.  Luthy & Partner S.A.
270.    Interpacific Capital Fund                              314.  Lynx Multi-Strategy Fund Ii Ltd.
271.    Intersect Holdings LLC                                 315.  Lynx Multi-Strategy Fund. Ltd.
272.    Inversiones Sacramento S.A.                            316.  M.A. Valores S.A
273.    Inversora Balek S.A.                                   317.  Macorix Ltd.
274.    Inverunion S.A. Casa De Bolsa                          318.  Macquarie European Infrastructure P
275.    Investco Holdings Ltd.                                 319.  Magness, Dr. T. -Aggress (Entrust)
276.    Investment In Refco Commodities                        320.  Manro Haydan Trading
        Fund                                                   321.  Manro Hayden Trading (Bullion)
277.   Ipanema                                                 322.  Manro Haydn Trading/Nbp
278.   Ipco Investment A.G.                                    323.  Manrows Limited
279.   Iridium World Communications                            324.  Manrows Ltd.
280.   Irving J. Levin Living Trust                            325.  Mapfre Peru Vida
281.   Italbank Ltd.                                           326.  Marc Rich Finance Gmgh
282.   Jaeck, Mr. Rene                                         327.  Marek Rollup Account
283.   Jd & M Investors Inc.                                   328.  Markwood Investments
284.   Jerome Mangin                                           329.  Marmollejo Pablo Oliveros
285.   John Lorrez                                             330.  Marquette Partners LP
286.   Johnston Equipment                                      331.  Mascot Investment Ltd(York#23)
287.   Jwh Global Trust                                        332.  Mascot Investment Ltd. (York#1 8
288.   Kalesnikoff Lumber Co.                                  333.  Master Brook
289.   Kalkhoven/Petit #2 Trading                              334.  Matyas, Arthur
290.   Kalkhoven/Pettit #2 Trading Pt                          335.  Maxim, Parlikhin
291.   Kalkoven/Pettit Trading Prtn                            336.  Mba Sociedad De Bolsa S.A
292.   Katrine Hadlad Andersen                                 337.  Mba Uruguay Sociedad De Bolsa
293.   Kevin R. Burke                                          338.  Mcc International Corp. S.A.
294.   Kimsey, Tim & Linda                                     339.  Media Plus
295.   Knopping, Richard                                       340.  Media Plus Public Co Ltd
296.   Kocbank A.S                                             341.  Mercado De Valores - Luisa De
297.   Kother,Klaus                                            342.  Mercado De Valores De Costa Ri
298.   Kozak, Michael                                          343.  Meriden Im Sa
299.   La Caja De Ahorro Y Seguro-Bas                          344.  Merrill Lynch
300.   Lancer Pace Assoc.                                      345.  Metaxa Angelos
301.   Lancer Pace Associates(Japan)                           346.  Metro Richelieu Inc
302.   Landune Intl Ltd                                        347.  Michael Wilner
303.   Latin American Investment Bank                          348.  Minfin Of Russia 3 05/14/08
304.   Le Rose-2                                               349.  Mispec Res Inc
305.   Lemay Investments                                       350.  Mispec Resources Inc
306.   Lemay Investments Ii, LP - Loan                         351.  Mitchell Rg Family Books Inc.
       Account                                                 352.  Mitsubishi Ufj Fin
307.   Lincoln Trust Fbo Dollard Dorais                        353.  Monexder, S.A., De C.V.

354.   Morgan Rev Living Trust                              397.    Pcmg Trading Partners Viii Loan
355.   Morgan, Doris                                                Account
356.   Moufarrige, Mounir                                   398.    Pcmg Trading Partners Xiv Loan
357.   Multi Bank Securities Inc                                    Account
358.   Multi Manager Futures Limited                        399.    Pcmg Trading Partners Xxiii Loan
359.   Multi Manager Futures Limited                                Account
360.   Multi Manager Futures Limited                        400.    Pcmg Trading Ptnrs 10 L.P.(Eq)
361.   Multi Managers Futures Ltd.                          401.    Pcmg Trading Ptnrs 8 Cash
362.   Multiplic Bank Int'l                                 402.    Pcmg Vi Trading Partners
363.   N.A. Real Estate (Gill Pf I) L                       403.    Pcmg Vi Trading Partners Vi, LP -
364.   N.A. Real Estate (Gill Pf Ii)                                Loan A
365.   N.A. Real Estate Partners (Pf)                       404.    Pestotnik, Tadej & Dean Beovic
366.   N.A. Real Estate Partners, LP                        405.    Petrus Securities
367.   Nasco Inc.                                           406.    Pfg Relative Value Opportunity
368.   National Commercial Bank Of Ja                       407.    Pharos Local Markets Fund L.P.
369.   Nbk Investment Ltd                                   408.    Pharos Local Markets Fund Ltd
370.   New Century (Bvi) Limited                            409.    Phibatec Ltd
371.   Nigeria Call Wrt (250) 11/20                         410.    Philippe Touret
372.   Nikko Futures Fund                                   411.    Piller, Rebecca
373.   Nissei Kohatsu Co., Ltd                              412.    Plashof Beheer Bv
374.   Noise Media Inc                                      413.    Polygon Management Ltd.
375.   Norrenberns, Donald - Aggressive                     414.    Popular Valores Puesto De Bols
376.   North Hills L.P. A/C #2                              415.    Porvenir
377.   North Hills, LP                                      416.    Priester, W.J. Th
378.   Northstar Global Fund, LP                            417.    Prolexus Berhad
379.   Nth Borneo Corp                                      418.    Prophex Cyprus Ltd
380.   Nti Resources Limited                                419.    Propiedades Del Pacifico S.A.
381.   Nuevo Banco Industrial De Azul                       420.    Purvoy Ltd.
382.   Nuevo Bco. Industrial De Azul                        421.    Quest Investments
383.   Nuevo Bco. Industrial De Azul S.A.                   422.    Quest Investments Warrants
384.   O.D.H.                                               423.    R. Andrew Johnson Trust
385.   Oki Bank Offshore Ltd                                424.    Rabaul Holdings Ltd
386.   Olink, Glen                                          425.    Rakesh Dhir
387.   Omega Overseas Partners II Ltd                       426.    Ralldo Inc
388.   Ongis Metal Fer Srl                                  427.    Rbc Rt 121 Global Bond Fund
389.   Oxbow, LLC                                           428.    Refco, LLC (Man Financial
390.   Panholzer, Peter                                             Subsequent To 11/25/05)
391.   Paradigm Futures Fund I,                             429.    Reifler Capital Advisors LLC
       LLC/Zeiger                                           430.    Repco Holdings Inc
392.   Paribas Paris                                        431.    Retlon Trading Ltc
393.   Pat & Mary Dunn Lvg Trust (Rollup)                   432.    Rhapsody Plus Fund, Ltd.
394.   Pbas S.A. Equity                                     433.    Rheingans, Phil
395.   Pcmg Trading Partners                                434.    Rho Trading Securities, LLC Rhofx1
396.   Pcmg Trading Partners V Loan                         435.    Rietumu Banka
          Account                                           436.    Rimac Internacional
                                                            437.    Ritelco Marathon

  438.    Riverside                                            483.    Solitair Corp.
  439.    Robeco Multi Market Spc-Seg Po                       484.    South East Group Ltd
  440.    Robeco Multi Market Spc-Seg Po                       485.    Sphinx Plus Ltd
  441.    Robeco Multi Market Spc-Seg Po                       486.    Sphinx Plus Spc.Ltd, A-Cad-A-At
  442.    Robert M. Wynn                                       487.    St. Georges Bank And Co Inc
  443.    Roberto Barbosa Moyano                               488.    Standard Chartered Bank
  444.    Rockcreek Partner                                    489.    Starlet Consultants Inc.
  445.    Rpm Trading Ltd.                                     490.    Steenbergen, Paul
  446.    Rsk Investments LLC                                  491.    Stehr, Gunter
  447.    Ruder Family Trust                                   492.    Steletto Corp
  448.    Russia-Ian (Vnesheconombank)                         493.    Strategic Opportunity Fund Ltd
  449.    Russian Investors Securities Ltd                     494.    Sud Bank & Trust Co. Ltd.
  450.    Saceif Louis Dreyfus Y Cia Ltd                       495.    Sutherland Overseas Ltd..
  451.    Saltrix Limited                                      496.    Tamer Mohamed Ali Abolallo
  452.    Sami Tamim & Mohammed                                        Soliman
          Schuman                                              497.    Tate & Lyle Industries Ltd.
  453.    Sasamat Capital Corp Com                             498.    Tdt Jr Capital LLC
  454.    Sbp Investments/ Alternative                         499.    Team Valor
  455.    Sbs Sociedad De Bolsa Sa                             500.    Telesis Ii W, LLC
  456.    Schaart, G.L.                                        501.    Tensana Limited
  457.    Schaebische Finanz-Und                               502.    Texas Development Ind. Corp.
  458.    Schaebische Finanz-Und #2                            503.    Texas Ho LP
  459.    Schick, Anne-Marie                                   504.    Thai Fd Inc
  460.    Schildershoven Amsterdam/Spcca                       505.    Thai Press & Prin
  461.    Schwartz, Chaim & Ezra                               506.    The Merriwell Fund L.P.
  462.    Scotia Inversiones S.A De C.V                        507.    The Valley City Manufacturing
  463.    Sdi Investments LLC                                  508.    Thiede, Ken & Uschi Goody
  464.    Seguros Banvalor                                     509.    Thuman Economic Consulting Ltd
  465.    Selender Focused Currency                            510.    Trading Dynamics
  466.    Serfinco S.A. Comisionistas De                       511.    Transamerica Merchant Intl
  467.    Sergey Khotimiski                                    512.    Trans-Europa Translation Network
  468.    Servicios Generales Bursatiles                               Lt
  469.    Setland Ltd.                                         513.    Transvest Ltd
  470.    Sfu Gmbh                                             514.    Turlane Investment Inc.
  471.    Shaina Investments Corp.                             515.    Ufj Trust Bank Ttee Uam Multi Mng
  472.    Shalbafian, Ali Renz                                 516.    Unovalores Casa De Bolsa C.A.
  473.    Shashaa,Ali Abdullah Zafir Al                        517.    Upton, Thomas H.
  474.    Ship Finance Intl                                    518.    Urugrain S.A
  475.    Shmarin, Serge                                       519.    Vael Global Macro Fund, LP
  476.    Sidney Knafel                                        520.    Valores Cuscatlan
  477.    Sinclair Commodity Ltd.                              521.    Valores Cuscatlan Puest De Bol
  478.    Slayden Trading Company LLC                          522.    Venezuela Oil 04/15/20
  479.    Sn Bank                                              523.    Verolacan Ltd
  480.    Sn Bank Co Ltd. Convertible                          524.    Vipasa Int'l Investments Corp.
  481.    Sobinbank                                            525.    Vladimir Weberg
  482.    Societe Financiere Madina SA                         526.    Vr Argentina Recovery Fund

527.     Vr Global Partners, LP
528.     Vrasdonk, Lambiek/Catranis
529.     Waisburg,Jorge & Eugenia
530.     Wessels, A.
531.     West End Trading Ltd.
532.     Western Gailes Capital Management LLC
533.     Westeven Investments, Ltd
534.     Wexford Spectrum Investors LLC
535.     Wiens, Waldo
536.     Wilbur Chocolate
537.     William T. Esrey
538.     William T. Esrey - Loan Account
539.     Williams Communications Grp
540.     Winchester Trading LLC
541.     Witney
542.     World Corp Traders And Co. Inc
543.     Wortelboer Jr., G.J.
544.     Wrs Trading LLC
545.     Yield Management Company Ltd.
546.     Zahnd, Christian Jr.
547.     Ids Managed Futures Fund I
548.     Ids Managed Futures Fund Ii
549.     Jwh Global Trust
550.     Jwh Global Trust
551.     ALPha Investment Management
552.     Con Edison
553.     Exclusivity Agreement Dated
         August 31, 2005 Between Refco
         Group Ltd. LLC And Cargill
         Incorporated
554.     Museum Tower Condominiums

Appendix 6: Avoidance Actions

  1.      Asp Media Eforex                                      45.    Wor LLC
  2.      Asp Media Ltd E Forex                                 46.    Wsj Interactive
  3.      Barcharts.Com                                         47.    Yahoo
  4.      Bell Canada                                           48.    Yellow Pages
  5.      Bloomberg                                             49.    2b Investments Ltd
  6.      Bloomberg Com Co Op                                   50.    A.G. Edwards & Sons Inc.
  7.      Bloomberg LP                                          51.    Abovenet Communications, Inc.
  8.      Bloomberg.Com                                         52.    Adam Weis
  9.      Bloomberg.Com Co Op                                   53.    Adams Business Media
  10.     Business America                                      54.    Admin Agency Fee
  11.     Cbs Market Watch Co Op                                55.    Adt Security Services, Inc.
  12.     Cbs Marketwatch Dow Jones                             56.    Ahavas International Corporation
  13.     Chart Ex                                              57.    Allied Benefit Systems, Inc.
  14.     Cnbc National Tv                                      58.    ALPha Consultants LLC
  15.     Ctv Newsnet                                           59.    ALPs Construction, Inc.
  16.     Directory M                                           60.    Alston & Bird LLP
  17.     Dow Jones Market Watch                                61.    Ambiron
  18.     Fathom Online                                         62.    American Bldg. Maintenance Co.
  19.     Fow Metal Bulletin                                    63.    American Direct Mail Co.,Inc.
  20.     Future Magazine                                       64.    American Express
  21.     Future Source Bridge                                  65.    Ameritech Credit Corp.
  22.     Future Source Co Op                                   66.    Andrew Daniels
  23.     Futures Magazine                                      67.    Aqr Absolute Return Master A/C LP
  24.     Futures Magazine.Com                                  68.    Archipelago, LLC
  25.     Futures Truth Print                                   69.    Aspen Graphics
  26.     Futures Truth.Com                                     70.    AT&T
  27.     Fx & Mm                                               71.    AT&T - Universal Biller
  28.     Fx Week Incisive                                      72.    AT&T Teleconference Services
  29.     Globe And Mail Online                                 73.    Auda Partners LP
  30.     Investor Business Daily                               74.    Auda Refco Ltd
  31.     National Post                                         75.    Automatic Data Processing, Inc.
  32.     Ncc.Cable                                             76.    Banc Of America Leasing
  33.     New York Times.Com                                    77.    Banc One Leasing Corporation
  34.     North Amercian Network                                78.    Bank Of America
  35.     Resolutions Media LLC                                 79.    Bank Of America - Loan
  36.     Rob Tv                                                80.    Bank Snoras - Fairmond Ventures
  37.     Singtao Daily                                                Ltd
  38.     Stockhouse Stock Group                                81.    Banque Lblux
  39.     Sympatico Msn BeLLCanada                              82.    Barchart. Com
  40.     The Street                                            83.    Beeland Interests, Inc.
  41.     Thestreet.Com                                         84.    Bell & Howell
  42.     Traders . Com                                         85.    Bell Trading
  43.     Trading Charts                                        86.    Berland Printing Inc
  44.     Trading Charts.Com                                    87.    Berland Printing, Inc

  88.     Bloomberg LP                                           134.  Currenex Inc
  89.     Board Of Trade                                         135.  D&B Communication Services, Inc.
  90.     Bode & Associates, Inc.                                136.  Data Impact
  91.     Bolton Financial Services Inc                          137.  Datacode Inc.
  92.     Breakwater Trading, LLC                                138.  David Benisty
  93.     Brian P. Delaney                                       139.  De Lage Landen Financial Services
  94.     Brian W. Clarke                                        140.  Del Hall Video
  95.     Brokertec Usa, LLC                                     141.  Delaware Car & Limousines
  96.     Burgess Computer Decisions, Inc.                       142.  Deloitte & Touche, LLP
  97.     Bytzek, Klaus                                          143.  Demers Software LLC
  98.     Calyon Financial                                       144.  Dispenza, Steve
  99.     Capital Investment Services, Inc                       145.  Doubleclick Techsolutions
  100.    Cargill Purchase                                       146.  Doubledown Media, LLC.
  101.    Carillon Advisors LLC                                  147.  Dtn Corporation
  102.    Carlin Equities Corp.                                  148.  Dun & Bradstreet
  103.    Cdw Direct, LLC                                        149.  E&G Technology Group, Inc.
  104.    Central Moving & Storage                               150.  Ehensint, S.
  105.    Chicago Board Of Trade                                 151.  Eli Asanti
  106.    Chicago Mercantile Exchange                            152.  Enterprise Search Group
  107.    Chicago Transit Authority                              153.  Equity Office Properties
  108.    Cingular Wireless                                      154.  Esignal
  109.    Cit/Ddi Leasing                                        155.  Espeed, Inc.
  110.    Citigroup Global Markets Inc.                          156.  Espeed, Inc.
  111.    Claremont Far Hills Realty,L.L.C.                      157.  Estancia Six, LLC
  112.    Cmj Printing Corporation                               158.  Eureka Networks
  113.    Coffee Unlimited                                       159.  Eurobrokers
  114.    Cogent Communications, Inc.                            160.  Exactsolutions
  115.    Colman Brohan Davis                                    161.  Executive Charge, Inc.
  116.    Comcast                                                162.  Expert Systems Group, Inc.
  117.    Comdisco, Inc.                                         163.  Farimond Ventures Limited
  118.    Comed                                                  164.  Fedex
  119.    Commonwealth Capital Corp.                             165.  Fenics Software Inc
  120.    Compliance Supervisors,Inc.                            166.  Financial Brokers Corp
  121.    Computer Business Forms                                167.  Financial Software Systems
  122.    Computer Voice Systems, Inc.                           168.  Flowers Foods Inc
  123.    Comstock                                               169.  Focal Comm, Corp Of Il
  124.    Continental Resources , Inc.                           170.  Forstar Resources, Ltd.
  125.    Corky W. Andersen                                      171.  Fortis Capital Corp
  126.    Corporate Trust Services                               172.  Fred Fiorini
  127.    Cqg                                                    173.  Frederick Caruso
  128.    Cra Intl Inc                                           174.  FT Interactive Data Corporation
  129.    Craig L. Knebel                                        175.  FTI Consulting
  130.    Cross Hudson Consulting Chges                          176.  Futures Industry Association
  131.    CSFB                                                   177.  Futuresource
  132.    CSFB Fd Co                                             178.  Garban LLC
  133.    Cumberdale Investments Ltd                             179.  Ge Capital

  180.    Genesis Technologies, Inc.                            223.   Irwin Capital LLC
  181.    Geneva, Mirabaud And Cie                              224.   Isis
  182.    Gl Consultants, Inc.                                  225.   Ivan Cholakow
  183.    Glenn Swanson                                         226.   Jamal Oulhadj
  184.    Globaltec Solutions                                   227.   Jefferies Execution Services, Inc.
  185.    Gm Fpgt Refco                                         228.   Jhj Financial
  186.    Gmac Commercial Finance LLC                           229.   John Wiley & Sons
  187.    Gmcp Refco                                            230.   Joseph Mazurek
  188.    Goldman Sachs & Co                                    231.   Kansas City Board Of Trade
  189.    Goldman Sachs Execution Clearing,                     232.   Keenzone Consulting,LLC
          LP                                                    233.   Ken Packard
  190.    Gordon Trading Ltd                                    234.   Kerry Morse
  191.    Grant Thornton LLP                                    235.   Kessler & Co Investments
  192.    Graphics 2000, Inc.                                   236.   Kirkland & Ellis LLP
  193.    Graphics Data Services, Inc.                          237.   Kp # 44436
  194.    Greenlee, Steve                                       238.   Kpmg, LLP
  195.    Greenline Financial Technologies,                     239.   Kroeck & Associates
          Inc.                                                  240.   Lakeview Technology Inc
  196.    Gsec, LP                                              241.   Larry Bauman
  197.    Habitat Corporate Suites Network                      242.   Latham & Watkins
  198.    Harry Fry                                             243.   Latham & Watkins Attorney Fees
  199.    Hartfield Mgt. Inc.                                   244.   Latin America Consulting Ltd
  200.    Hb Financial Services Lc                              245.   Lazare Printing Co., Inc.
  201.    Healthcare Service Corporation                        246.   Ldn - Pg Direct Invest No 10
  202.    Hencorp Becstone Financial Services                   247.   Levine Jacobs & Company LLC
          Lc                                                    248.   Lexis-Nexis
  203.    Hencorp Participation                                 249.   Liberty Av Partners, LLC
  204.    Herrick, Feinstein LLP                                250.   Marc Gallagher
  205.    Hilrepo                                               251.   Marc Schneider
  206.    Howard Rice Nemerovski Canady                         252.   Market News International
  207.    I. A. Englander & Co., Inc                            253.   Marsh Usa, Inc.
  208.    Ibm Corporation                                       254.   Matrix Integration Technology, Inc.
  209.    Icap Repo                                             255.   Matt Rittenmeyer
  210.    Icon Interiors Inc.                                   256.   Maxim Group, LLC
  211.    Illinois Paper, Co.                                   257.   Mayer, Brown, Rowe & Maw LLP
  212.    Imagetec, LP                                          258.   MCI
  213.    Immediatech Corporation                               259.   McCIInternational,Inc
  214.    Inet Ats, Inc                                         260.   Merrill Communications LLC
  215.    Informa Economics, Inc.                               261.   Merrill Corporation
  216.    Institute For Private Investors                       262.   Merrill Lynch
  217.    Internap Network Services Corp                        263.   Michael Benisty
  218.    International Warehouse                               264.   Michael Remigino
  219.    Ipc Information Systems, Inc.                         265.   Mike Mallahan
  220.    Ipc Network Services, Inc                             266.   Millennium Storage & Transfer Corp.
  221.    Iron Mountain                                         267.   Minneapolis Grain Exchange
  222.    Iron Mountain                                         268.   Moody's Investor Service

   269.   Moore North America                                    313.  Pricewaterhouse Coopers, LLP
   270.   Moore Wallace                                          314.  Prime Analytics, LLC
   271.   Morgan Stanley                                         315.  Ptr, Inc
   272.   Mulligan Security Corp.                                316.  Putnam Inv. Employers Sec Corp I
   273.   Murray Devine Company                                  317.  Putnam Inv. Employers Sec Corp Ii
   274.   Murray Enterprises International, Inc.                 318.  Putnam Inv. Holdings, LLC
   275.   Nasd Regulation, Inc.                                  319.  Qwest
   276.   National Broadcasting Company, Inc.                    320.  R & D Consulting
   277.   National Futures Association                           321.  Radianz Americas, Inc.
   278.   National Telephone Specialists, Inc.                   322.  Raymond James & Associates Inc
   279.   Netjets Aviation, Inc.                                 323.  Raymond Knox
   280.   New Economy Finance Eu                                 324.  Register.Com, Inc.
   281.   New Jersey Nets                                        325.  Remington International
   282.   New York Board Of Trade                                326.  Response Personnel, Inc.
   283.   New York Mercantile Exchange                           327.  Reuters America Inc.
   284.   New York Stock Exchange                                328.  Reuters America Inc.
   285.   New York Stock Exchange, Inc.                          329.  Richmor Aviation
   286.   Nextel Communication                                   330.  Riverpoint Group Of Il, LLC
   287.   North American Press, Inc                              331.  Rta/Cta Transit Benefit
   288.   Nyc Department Of Finance                              332.  Rubenstein Associates, Inc.
   289.   Nyfix, Inc.                                            333.  Rubloff
   290.   Nys Retirement Co - Inv Fund LP                        334.  S&P Managed Futures Index Fund
   291.   O'conner & Company                                     335.  Saco International, Inc.
   292.   Office Concepts, Inc                                   336.  Salesforce.Com
   293.   Onesource Ny, Inc.                                     337.  Santolo Realty Inc.
   294.   O'shea, Sean                                           338.  SBC
   295.   P & S Limited Partnership                              339.  SBC Datacomm
   296.   P.J. Mechanical Service &                              340.  SBC Global Services, Inc.
          Maintence Corp                                         341.  Schiff Hardin LLP
   297.   Pali Capital, LLC                                      342.  Schulte Roth & Zabel LLP
   298.   Partners Capital Peregrine Fd                          343.  Scneider, Richard
   299.   Patsystems (Na) LLC                                    344.  Scott Buttles
   300.   Pcmg Trading Partners                                  345.  Sec Filing Fee
   301.   Peak Accounting, Inc.                                  346.  Sector, Inc.
   302.   Peak Offshore Master Fund # 6836                       347.  Sentient
   303.   Peak Partners LP # 6826                                348.  Serge Pushchinsky
   304.   Peak Search                                            349.  Shinco Corp
   305.   Peco, Inc.                                             350.  Shred-Co
   306.   Peter Mccarthy                                         351.  Shred-It
   307.   Pg Direct Inv. No 10                                   352.  Signature Transport Inc.
   308.   Pgb, Repo                                              353.  Sir Speedy Printing Center
   309.   Pinkerton Consulting &                                 354.  Skadden, Arps, Slate, Meagher &
          Investigations                                               Flom LLP
   310.   Plus Funds Group                                       355.  South Financial Services
   311.   Prebon Securities (Usa) Inc                            356.  Southern California Edison
   312.   Pricewaterhouse Coopers LLP                            357.  Sparks Companies Inc.

   358.   Sparks Corp                                          404.    Trizechahn
   359.   Specialty Business Machines, Inc.                    405.    Tullet Liberty Brokerage Inc
   360.   Speedscan                                            406.    Twenty First Securities Corp
   361.   Spike Financial Services                             407.    U.S. Information Systems, Inc.
   362.   Spooz Inc                                            408.    U.S. Postal Service
   363.   Sprint                                               409.    Unishippers
   364.   Sprint                                               410.    Us Citizenship & Immigration
   365.   Ssaris Advisors LLC                                          Services
   366.   Standard & Poor's                                    411.    Vanguard Archives Inc.
   367.   Standard Parking                                     412.    Verizon
   368.   Staples Business Advantage                           413.    Vilas Jain
   369.   Stephen Dispenza                                     414.    Vision Service Plan
   370.   Strategic Financial Solutions, LLC.                  415.    Weil, Gotshal & Manges LLP
   371.   Strategic Technologies                               416.    Weil, Gotshal & Manges LLP
   372.   Strategic Workforce Solutions                        417.    Westcom Corporation
   373.   Stuart Trading Company                               418.    Wexford Clearing Service Corp
   374.   Suffolk LLC                                          419.    Wfp Tower A Co. L.P.
   375.   Sungard                                              420.    Winter, Wyman Financial
   376.   Sungard Business Integration                                 Contracting
   377.   Sungard Financial Systems                            421.    Wolverine Execution Services, LLC
   378.   Sungard Futures Systems                              422.    World Distribution Services, Inc.
   379.   Sungard Securities Finance, Inc.                     423.    Worldwide Orphans Foundation
   380.   Sungard Securities Finance, Inc.                     424.    Wtd Consulting Inc
   381.   Swan Chang                                           425.    Xcel Business Solutions, Inc.
   382.   Teeman,Perely, Gilmartin                             426.    Xcitek Consulting Services
   383.   Tele-Review LLC                                      427.    Yipes Enterprise Services, Inc.
   384.   The Denison Corp                                     428.    Zebco, Inc.
   385.   The Drachman Group                                   429.    Abadi & Co. Securities Ltd.
   386.   The Institute For Financial Markets                  430.    Abn Amro Bank Nv
   387.   The League Corp.                                     431.    Aldesa Valores Puesto De Bolsa
   388.   The Security Professionals, Inc.                     432.    ALPhix Co. Ltd.
   389.   The Windsor Group LLC                                433.    Arbat Equity Arbitrage Fund Ltd
   390.   Thomas Griffo                                        434.    Bac International Bank Inc.
   391.   Thomas Mitchell                                      435.    Banco Agricola Sa
   392.   Thomson Financial                                    436.    Banco Continental De Panama Sa
   393.   T-Mobile                                             437.    Banco Corfaville
   394.   Tns/Transline LLC                                    438.    Banco Cuscatlan
   395.   Towry Law                                            439.    Banco Financiero Del Peru
   396.   Trade Finance Dept                                   440.    Banco Sudamericano
   397.   Tradeweb, LLC C/O Sema                               441.    Banco Uno S.A.
   398.   Trading Technologies, Inc.                           442.    Bancolumbia (Panama) Sa
   399.   Tradition Asiel Sec                                  443.    Bank For Foreign Trade Of Russia
   400.   Trans Tech, LLC                                      444.    Bank Of Beirut & Arab Countries
   401.   Transaction Network Services                         445.    Bank Of Beirut And Arab Countries
   402.   Transitcenter, Inc.                                  446.    Banvalor Banco Comercial
   403.   Tribeca Landmarks, LLC                               447.    Bnco. Cuscatlan Fiduciario Ucjsc

   448.   Boi Bank Corp                                        493.    Tokyo Forex Financial Inc.
   449.   Cargill Financial                                    494.    Ubae Arab Italian Bank
   450.   Cargill Financial Services Corp.                     495.    Veron Enterprises Ltd.
   451.   Cargill Global Fund Plc                              496.    VR Argentina Recovery Fund Ltd.
   452.   Cargill Global Funding                               497.    VR Capital Group, Ltd.
   453.   Cargill Global Funding Plc                           498.    VR Global
   454.   Cargill Global Funding Plc Ldn                       499.    VR Global Partners
   455.   Cargill Inc.                                         500.    VR Global Partners LP Georgetown
   456.   Cargill Inc. Global Treasury Services                501.    VR Global Partners LP Moscow
   457.   Cargill Investor Services, Ltd                       502.    VR Global Partners, LP
   458.   Cargill Investors Services
   459.   Cargill, Inc
   460.   Carlos Sevilleja
   461.   Cis Ltd
   462.   Citrine Special Opportunities
   463.   Eurocleareur: Deutsche Bank Ag
   464.   Filare Ltd
   465.   Fondo Comun Casa De Bolsa, C.A Y Compani
   466.   Gain Capital
   467.   Geshoa Fund
   468.   Global Management
   469.   Inter Financial Services Ltd
   470.   Interbolsa Inc.
   471.   Klim Fund
   472.   Latin America Consulting
   473.   Le Rose Inc.
   474.   Le Rose-2
   475.   Manro Haydan Trading
   476.   Markwood Investments
   477.   Metallinvestbank Jscb
   478.   Multi Credit Bank Inc.
   479.   Nikko Futures Fund
   480.   Odyessa Funds
   481.   Odyssea Fund Bv
   482.   Paradigm Global Fund 1 Ltd.
   483.   Paradigm Global Fund I Ltd Class 6
   484.   Paradigm Global Fund I Ltd. -54
   485.   Paradigm Global Fund I Ltd.-53
   486.   Paradigm Global Fund I Ltd-51
   487.   Premier Bank
   488.   Premium Capital Appreciation Fund
   489.   Renaissance Securities Cyprus Ltd.
   490.   Rpm Trading
   491.   Shepherd Investments Ltd
   492.   Stilton Int'l Holdings

Appendix 7: Portfolio Wind-Down Claims

1.        ABN Amro Bank N.V., Chicago                          38.     Royal Bank of Canada, Sydney
2.        AIG International Inc                                39.     Royal Bank of Canada, Toronto
3.        Allied Irish Bank, Dublin                            40.     Skandanaviska Enskildabanken,
4.        Australia and New Zealand Banking                            Stockholm
          Corp, Melbourne                                      41.     Standard Chartered Bank
5.        Bank Julius Baer & Co. Ltd. Zurich                   42.     The Royal Bank of Scotland plc
6.        Bank of America, N.A.                                43.     UBS AG, Stamford
7.        Bank of Montreal, Toronto                            44.     Wachovia
8.        Barclays Bank PLC                                    45.     West LB Securities
9.        Bayerische Hypo und Vereinsbank                      46.     Westdeutsche Landesbank, London
          AG, New York                                         47.     Westdeutsche Landesbank, New
10.       Bear Stearns Forex Inc                                       York
11.       BNP Paribas, Paris                                   48.     Westpac Banking Corporation,
12.       Calyon, London Branch                                        Sydney
13.       Canadian Imperial Bank of
          Commerce, Toronto
14.       Citibank N.A.
15.       Commonwealth Bank of Australia, London
16.       Commonwealth Bank of Australia, New York
17.       Commonwealth Bank of Australia, Sydney
18.       Credit Suisse (formerly CSFB)
19.       Deutsche Bank AG, London
20.       Dresdner Bank AG, Frankfurt
21.       Fimat SA
22.       Goldman Sachs
23.       HSBC Bank USA, NA
24.       ING
25.       J Aron & Company
26.       JP Morgan Chase Bank, London
27.       JP Morgan Chase Bank, New York
28.       JP Morgan Chase Bank, Singapore
29.       JP Morgan Chase Bank, Tokyo
30.       Lehman Brothers
31.       Lehman Brothers Commercial Corp
32.       Lloyds TSB Bank plc
33.       Merrill Lynch International Bank Ltd
34.       Mizuho
35.       Morgan Stanley and Co, Inc
36.       Nomura
37.       Royal Bank of Canada, London

Appendix 8: Other Actions

1.      Chicago Mercantile Exchange
2.      eSpeed, Inc.
3.      Liberty Corner Capital Strategy LLC
4.      Delta Flyer Fund LLC
5.      Cantor Fitzgerald
6.      Bank Frick
7.      Forex Capital Markets, LLC
8.      Acies Asset Management, SA
9.      Manro Haydan Trading
10.     Tradeworx Inc.
11.     EMF Core Fund Ltd.
12.     CS Land Mgmt LLC
13.     CIM Ventures Inc.
14.     Beckenham Trading Co.
15.     Strategic Opportunity Fund Ltd.
16.     SN Bank Ltd.
17.     S&P Managed Futures Index Fund, L.P.

                                    Exhibit L

PLAN EXHIBIT L
LIST OF CONTRIBUTING
NON-DEBTOR AFFILIATES
-------------------------------------------------------------------------------

This Exhibit is subject to all of the provisions of the Plan, including, without limitation section 12.5, under which the Plan Proponents have reserved the right to alter, amend, or modify the Plan, including any Exhibits thereto, under section 1127(a) of the Bankruptcy Code at any time prior to the Effective Date.


Refco LLC
Refco Singapore Pte Ltd
Refco Securities LLC
Refco Overseas Ltd.
Refco Europe Ltd.
Refco Trading Services (UK) Ltd.
C.I. Investor Services Ltd (f/k/a CIS Ltd)
Refco Commodity Management Inc.
Refco Investment Services Pte Ltd
Refco East Services Ltd.
Refco Forex Ltd.
Refco Trading Services Ltd.
Refco TC Ltd. (f/k/a Trafalgar Commodities Ltd)
Refco Energy (UK) Ltd.
Refco Securities SA
Refco Alternative Investments LLC
Refco Fund Holdings LLC
RGE Ltd (f/k/a Greenwich Europe Limited)

                                    Exhibit M

                                  Schedule 1.56

                                 Schedule 2.2(c)

         This Plan Schedule 2.2(c) sets forth the sub-Classes of Claims against Contributing Debtors in Classes 4, 5(a) and 5(b). Class 4 sub-Classes consist of Senior Subordinated Note Claims against each Contributing Debtor. Class 5(a) sub-Classes consist of General Unsecured Claims against each Contributing Debtor. Class 5(b) sub-Classes consist of Related Claims against each Contributing Debtor.

-------------------------------------------------------------------------------
 SUB-CLASS                              NAME OF DEBTOR
-------------------------------------------------------------------------------
 .01                                    Bersec International LLC
-------------------------------------------------------------------------------
 .02                                    Kroeck & Associates, LLC
-------------------------------------------------------------------------------
 .03                                    Lind-Waldock Securities LLC
-------------------------------------------------------------------------------
 .04                                    Marshall Metals, LLC
-------------------------------------------------------------------------------
 .05                                    New Refco Group Ltd., LLC
-------------------------------------------------------------------------------
 .06                                    Refco Administration, LLC
-------------------------------------------------------------------------------
 .07                                    Refco Capital Holdings, LLC
-------------------------------------------------------------------------------
 .08                                    Refco Capital Management, LLC
-------------------------------------------------------------------------------
 .09                                    Refco Capital LLC
-------------------------------------------------------------------------------
 .10                                    Refco Capital Trading LLC
-------------------------------------------------------------------------------
 .11                                    Refco Finance Inc.
-------------------------------------------------------------------------------
 .12                                    Refco Financial, LLC
-------------------------------------------------------------------------------
 .13                                    Refco Fixed Assets Management, LLC
-------------------------------------------------------------------------------
 .14                                    Refco Global Capital Management LLC
-------------------------------------------------------------------------------
 .15                                    Refco Global Finance Limited
-------------------------------------------------------------------------------
 .16                                    Refco Global Futures, LLC
-------------------------------------------------------------------------------
 .17                                    Refco Global Holdings, LLC
-------------------------------------------------------------------------------
 .18                                    Refco Group Ltd., LLC
-------------------------------------------------------------------------------
 .19                                    Refco Inc.
-------------------------------------------------------------------------------
 .20                                    Refco Information Services, LLC
-------------------------------------------------------------------------------
 .21                                    Refco Managed Futures, LLC
-------------------------------------------------------------------------------
 .22                                    Refco Mortgage Securities, LLC
-------------------------------------------------------------------------------
 .23                                    Refco Regulated Companies, LLC
-------------------------------------------------------------------------------
 .24                                    Summit Management, LLC
-------------------------------------------------------------------------------
 .25                                    Westminster-Refco Management LLC
-------------------------------------------------------------------------------